Exhibit 10.1 Execution Version AMENDMENT NO. 5 TO THE CREDIT AGREEMENT AND INCREMENTAL FACILITY AGREEMENT AMENDMENT NO. 5 TO THE CREDIT AGREEMENT AND INCREMENTAL FACILITY AGREEMENT, dated as of June 11, 2021 (this “Agreement”), by and among the persons signatory hereto as Amendment No. 5 Revolving Lenders (each a “Amendment No. 5 Revolving Lender” and, collectively, the “Amendment No. 5 Revolving Lenders”), the Amendment No. 5 Term Loan Lenders (each a “Amendment No. 5 Term Loan Lender” and, collectively, the “Amendment No. 5 Term Loan Lenders”), each of the other Lenders party hereto, the Borrower (as defined below), each Guarantor (as defined in the Credit Agreement) as of the date hereof, Owl Rock Capital Corporation (“Owl Rock”), in its capacities as the administrative agent and collateral agent (in such capacities, the “Administrative Agent”), the Swingline Lender and an Issuing Bank. WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 13, 2019 (as amended by Amendment No. 1 to the Credit Agreement and Incremental Facility Amendment, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2 to Credit Agreement, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as June 11, 2020, Amendment No. 4 to the Credit Agreement and Incremental Facility Agreement, dated as May 7, 2021 and as further amended, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Blizzard Midco, LLC, a Delaware limited liability company (“Holdings”), Norvax, LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, the Administrative Agent and the other parties party thereto; WHEREAS, the Borrower desires, to obtain Incremental Term Loans pursuant to clause (i) of the proviso to the second sentence of Section 2.20(a) of the Credit Agreement, the Net Cash Proceeds of which shall be used to prepay in full all of the Initial Term Loans (the “Existing Term Loans”) outstanding under the Credit Agreement as of the Amendment No. 5 Effective Date (as defined below) (the “Refinancing”); WHEREAS, the 2021 Incremental Term Lender (as defined below) has agreed to provide a Class of Incremental Term Loans in an aggregate principal amount equal to $310,000,000 (such Incremental Term Loans, the “2021 Incremental Term Loans”); WHEREAS, in accordance with Section 9.02 of the Credit Agreement, Holdings, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders have agreed to amend Section 2.01 of the Credit Agreement (and other related provisions of the Credit Agreement) to permit the Borrower to create two separate Classes of Revolving Commitments under the Credit Agreement (the “Amendment”); WHEREAS, immediately after giving effect to the Amendment, the Borrower desires, pursuant to Section 2.20 of the Credit Agreement, to exchange the Revolving Commitments (the “Original Revolving Commitments”) and the related Revolving Loans (the “Original Revolving Loans”) then outstanding under the Credit Agreement for either Class A or Class B Revolving Commitments and Class A or Class B Revolving Loans; WHEREAS, Revolving Lenders who do not exchange their Original Revolving Commitments and Original Revolving Loans for Class B Revolving Commitments and Class B Revolving Loans will automatically have such Original Revolving Commitments and Original Revolving Loans exchanged and reclassified as Class A Revolving Commitments and Class A Revolving Loans, respectively, which shall have the same terms as the Original Revolving Commitments and Original Revolving Loans, except as expressly set forth herein; 1 US-DOCS\124233500.7

2 US-DOCS\124233500.7 WHEREAS, the Submitting Revolving Lenders (as defined below) have agreed to the exchange and reclassification of their Original Revolving Commitments and their Original Revolving Loans as Class B Revolving Commitments and Class B Revolving Loans, respectively (the “Exchange”), which shall have the terms set forth in Exhibit A; WHEREAS, in accordance with Section 2.20 and Section 9.02 of the Credit Agreement, Holdings, the Borrower, the Amendment No. 5 Revolving Lenders and the Administrative Agent have agreed to amend the Credit Agreement to facilitate such Exchange and reclassification; NOW, THEREFORE, the parties hereto agree as follows: Section 1 Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement (as defined below). The rules of construction and other interpretive provisions specified in Sections 1.03, 1.04, 1.08, 1.09 and 1.11 of the Amended Credit Agreement shall apply to this Agreement, including terms defined in the preamble and recitals hereto. (b) As used in this Agreement, the following terms have the meanings specified below: “2021 Incremental Term Lenders” shall mean each Amendment No. 5 Term Loan Lender identified on the signature pages hereto. “2021 Incremental Term Loan Commitments” shall mean, with respect to the 2021 Incremental Term Lenders, their respective commitments to make 2021 Incremental Term Loans on the Amendment No. 5 Effective Date in an amount equal to $310,000,000. “2021 Incremental Term Loans” shall have the meaning provided in the recitals hereto. “Amended Credit Agreement” shall mean the Credit Agreement, as amended by this Agreement. “Amendment” shall have the meaning provided in the preamble hereto. “Amendment No. 5 Effective Date” shall have the meaning provided in Section 8 hereof. “Amendment No. 5 Revolving Lenders” shall have the meaning provided in the preamble hereto. “Amendment No. 5 Term Loan Lenders” shall have the meaning provided in the preamble hereto. “Exchange” shall have the meaning provided in the recitals hereto. “Existing Term Loans” shall have the meaning provided in the recitals hereto. “Existing Term Loan Prepayment Amount” shall mean, for each Existing Term Lender, the sum of, the aggregate principal amount of Existing Term Loans, together with all accrued and unpaid interest, premiums, fees and other amounts now due and payable (other than contingent obligations not then due and payable and that by their terms survive the termination of the Credit

3 US-DOCS\124233500.7 Agreement) under the Credit Agreement for the account of each Existing Term Lender, owing to such Existing Term Lender on the Amendment No. 5 Effective Date. “Original Revolving Commitments” shall have the meaning provided in the recitals hereto. “Original Revolving Loans” shall have the meaning provided in the recitals hereto. “Refinancing” shall have the meaning provided in the recitals hereto. “Submitting Revolving Lender” shall mean any Revolving Lender that submits to the Administrative Agent a signature page to this Amendment agreeing to exchange and reclassify its Original Revolving Commitments and Original Revolving Loans to Class B Revolving Commitments and Class B Revolving Loans, respectively. “Submitted Revolving Commitment Amount” shall have the meaning provided Section 3(e). Section 2. Amendment. Each of the parties hereto (constituting the Required Lenders under the Credit Agreement immediately after giving effect to the Refinancing contemplated in Section 3 below), as of the Amendment No. 5 Effective Date after giving effect to the Refinancing described in Section 3 of the Agreement, agrees that, effective on the Amendment No. 5 Effective Date: (i) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double- underlined text (indicated textually in the same manner as the following example: added double- underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto; and (ii) the Lenders constituting the Required Lenders after giving effect to the transactions described in Section 3 of the Agreement hereby direct and authorize the Administrative Agent and the Collateral Agent to enter into this Agreement. Section 3. Amendment No. 5 Effective Date Transactions. (a) With effect from and including the Amendment No. 5 Effective Date, each 2021 Incremental Term Lender shall become party to the Amended Credit Agreement as a “Lender” and a “2021 Incremental Term Lender” and shall lend Incremental Term Loans in the amount equal to its respective 2021 Incremental Term Loan Commitment, which amount shall be set forth on Schedule 1-A, and shall have all of the rights and obligations of a “Lender”, a “Term Lender”, and a “2021 Incremental Term Lender” under the Amended Credit Agreement and the other Loan Documents. (b) On the Amendment No. 5 Effective Date after giving effect to the Refinancing, each Existing Term Lender shall cease to be a Lender party to the Credit Agreement with respect to the Initial Term Loans (and, for the avoidance of doubt, shall not be a party to the Amended Credit Agreement as a Lender of Initial Term Loans), and all accrued and unpaid interest, premiums, fees and other amounts now due and payable (other than contingent obligations not then due and payable and that by their terms survive the termination of the Credit Agreement) under the Credit Agreement for the account of each Existing Term Lender with respect to Existing Term Loans shall be due and payable on the Amendment No. 5 Effective Date.

4 US-DOCS\124233500.7 (c) On the Amendment No. 5 Effective Date, (i) each 2021 Incremental Term Lender shall make its respective 2021 Incremental Term Loan to the Borrower in accordance with this Section 2(c) and Section 2.01(a)(iii) of the Credit Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to the 2021 Incremental Term Loan Commitment; and (ii) the Administrative Agent shall apply the funds made available to the Administrative Agent pursuant to Section 2(c)(i) hereof in an amount equal to the aggregate of the Existing Term Loan Prepayment Amounts for all of the Existing Term Lenders (except to the extent otherwise agreed by any Existing Term Lender). (d) The Borrower and the Administrative Agent hereby consents to the provision by the 2021 Incremental Term Lenders of such Lender’s 2021 Incremental Term Loans, in each case to the extent such consent is required under Section 2.20(d) of the Credit Agreement. The Administrative Agent and the 2021 Incremental Term Lenders hereby agree that any notice requirements set forth in Section 2.20 of the Credit Agreement have been satisfied with respect to the 2021 Incremental Term Loans. (e) (i) Each Submitting Revolving Lender (A) irrevocably offers for exchange into a Class B Revolving Credit Commitment an amount of the Original Revolving Commitment held by such Lender equal to the entire aggregate principal amount of its Original Revolving Commitment (such Submitting Revolving Lender’s “Submitted Revolving Commitment Amount”) and (B) agrees that as of the Amendment No. 5 Effective Date, the entire aggregate principal amount of its Original Revolving Loans will be exchanged and reclassified to become Class B Revolving Loans and the entire aggregate principal amount of its Submitted Revolving Commitment will be exchanged and reclassified to become a Class B Revolving Commitment in the amount set forth on Schedule 1-B hereto under the heading “Class B Revolving Commitments” with respect to the Revolving Facility, in each case, having the terms set forth therefor in the Amended Credit Agreement. (f) On and after the date of delivery of a signature page by any Submitting Revolving Lender, until the Amendment No. 5 Effective Date, Revolving Credit Commitments comprising the Submitted Revolving Credit Commitment Amount of each Lender shall continue to be subject to the offer for Exchange described in the recitals, notwithstanding any later transfer and/or assignment of all or a portion of such Submitted Revolving Commitment Amount to another transferee prior to the Amendment No. 5 Effective Date. (g) As of the Second Amendment Effective Date, the Original Revolving Loans and Original Revolving Commitment of each Original Revolving Lender that is not a party hereto by becoming a Submitting Revolving Lender shall remain outstanding as Original Revolving Loans and an Original Revolving Commitment but be reclassified as Class A Revolving Loans and a Class A Revolving Commitment, respectively, in the respective amounts set forth in Schedule 1-B hereto under the heading “Class A Revolving Commitments”, on the same terms as in existence immediately prior to the Amendment No. 5 Effective Date. (h) Each Submitting Revolving Lender agrees to take all actions as shall be necessary in order that, after giving effect to all such actions, any Revolving Loans or participations in Swingline Loans or Letters of Credit will be held by the Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to the Exchange. (i) The Administrative Agent is hereby authorized to mark the Register accordingly to reflect the amendments and adjustments set forth herein.

5 US-DOCS\124233500.7 Section 4. Effect of Agreement; Reaffirmation; Etc. (a) Except as expressly set forth herein or in the Amended Credit Agreement, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, after giving effect to the Agreement, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Security Documents to which it is a party to, and all of the Collateral does, and in each case shall continue to, secure the payment of all Loan Document Obligations (including, for the avoidance of doubt, the 2021 Incremental Term Loans provided on the Amendment No. 5 Effective Date, the Class A Revolving Commitments, the Class A Revolving Loans, the Class B Revolving Commitments and the Class B Revolving Loans) on the terms and conditions set forth in such Security Documents, and hereby ratifies the security interests granted by it pursuant to such Security Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under each Guarantee to which it is a party. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 5 Effective Date. (b) This Agreement also constitutes an “Incremental Facility Amendment” for purposes of Section 2.20(f) of the Credit Agreement. Section 5. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants that: (a) the representations and warranties set forth in Article III of the Amended Credit Agreement and in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 5 Effective Date with the same effect as though made on and as of such date (and deeming this Agreement to be a “Loan Document” for purposes of each such representation and warranty), except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, that any such representation and warranty that is qualified by “materiality”, “material adverse effect” or similar language shall be true and correct in all respects (after giving effect to such qualification therein) on and as of the Amendment No. 5 Effective Date with the same effect as though made on and as of such date or such earlier date, as applicable; (b) no Default or Event of Default shall exist or would result from the transactions contemplated by this Agreement, including the providing of the 2021 Incremental Term Loans and the exchange and reclassification of the Revolving Loans; and (c) on the Amendment No. 5 Effective Date, after giving effect to all of the transactions contemplated hereby (including the provision of the 2021 Incremental Term Loans and the exchange and reclassification of the Revolving Loans), the Loan Parties and their Subsidiaries on a consolidated basis are Solvent. Section 6. Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6 US-DOCS\124233500.7 Section 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts) (including by facsimile or other electronic transmission (i.e., a “pdf” or “tif”)), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. For the avoidance of doubt, delivery of an executed counterpart of a signature page by facsimile or other electronic imaging means (e.g. “.pdf” or “.tif”) shall be effective as delivery of a manually executed counterpart, and shall not be considered an electronic signature. Section 8. Conditions to Effectiveness of this Agreement. The effectiveness of the agreements set forth in this Agreement and (i) of the obligation of each Submitting Revolving Lender to provide its Class B Revolving Commitments to be provided by it pursuant to Section 2 of this Agreement and (ii) of the obligation of each Amendment No. 5 Term Lender to provide its 2021 Incremental Term Loans, shall become effective on the date (the “Amendment No. 5 Effective Date”) when each of the following conditions shall have been satisfied (or waived, as applicable) and, in connection with the foregoing, the execution (which may include telecopy or electronic transmission of a signed signature page of this Agreement) by the Administrative Agent of this Agreement: (a) the Administrative Agent shall have received from (x) each Loan Party and (y) each Amendment No. 5 Term Lender and each Submitting Revolving Lender (which Lenders shall collectively constitute the Required Lenders immediately after giving effect to the Refinancing) either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement; (b) the representations and warranties set forth in Section 5 hereof shall be true and correct; (c) the Administrative Agent shall have received all documentation and other information about Holdings, the Borrower and the other Loan Parties that shall have been reasonably requested by the Administrative Agent and the Amendment No. 5 Term Lenders that are required by regulatory authorities under applicable “know your customer,” anti-money laundering rules and regulations, including without limitation the PATRIOT ACT, including, if the Borrower qualifies as a “legal entity customer” under the requirements of the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower; (d) at the time of and immediately after giving effect to the provision of the 2021 Incremental Term Loans and the exchange and reclassification of the Revolving Loans, no Default or Event of Default shall have occurred and be continuing;

7 US-DOCS\124233500.7 (e) the Borrower shall have paid (i) to the Administrative Agent for the account of the Existing Term Lenders, an amount equal to the aggregate of the Existing Term Loan Prepayment Amounts for all of the Existing Term Lenders, and (ii) fees required to be paid to the Amendment No. 5 Term Lenders pursuant to a separate agreement with such Lenders in connection with the 2021 Incremental Term Loans; (f) the Administrative Agent and the Lenders shall have received payment for all reasonable and documented and invoiced out-of-pocket costs and expenses required to be paid or reimbursed under Section 9.03 of the Credit Agreement on the Amendment No. 5 Effective Date, for which invoices have been presented at least three Business Days prior to the Amendment No. 5 Effective Date; and (g) the Administrative Agent shall have received: (i) a certificate of each Loan Party, dated the Amendment No. 5 Effective Date, executed by an Authorized Officer of such Loan Party, substantially in the form of Exhibit J to the Credit Agreement (or in such other form as the Administrative Agent may agree in its reasonable discretion), certifying that (a) there have been no amendments, restatements or other modifications to each Organizational Document of each Loan Party previously delivered to the Administrative Agent on the Effective Date, and each such Organizational Document is in full force and effect on the Amendment No. 5 Effective Date and (b) the signature and incumbency certificates of the Responsible Officers of each Loan Party delivered to the Administrative Agent on the Effective Date remain true and correct, and attaching the documents referred to in clause (iii) below; (ii) a certificate of good standing (to the extent such concept exists) from the applicable secretary of state or other relevant Governmental Authority of the jurisdiction of organization of each Loan Party; (iii) a copy of the resolutions of the Board of Directors or other governing body, as applicable, of each Loan Party (or a duly authorized committee thereof) authorizing (a) the execution, delivery and performance of this Agreement (and any agreements relating thereto) to which it is a party and (b) in the case of the Borrower, the obtaining of the Class A and Class B Revolving Commitments and 2021 Incremental Term Loans contemplated hereunder; (iv) the legal opinion of Simpson Thacher & Bartlett LLP, counsel to Holdings, the Borrower and its Subsidiaries; and (v) a certificate of the Borrower, dated the Amendment No. 5 Effective Date and substantially in the form of the closing certificate delivered in connection with Amendment No. 3, confirming compliance with the conditions set forth in Sections 8(b) and (d). Section 9. No Novation. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement or in any other document contemplated hereby shall discharge or release the Lien or priority of any Security Document or any other security therefor or otherwise be construed as a release or other discharge of any of the Loan Parties under any Loan Document

8 US-DOCS\124233500.7 from any of its obligations and liabilities as a borrower, guarantor or pledgor under any of the Loan Documents, except, in each case, to any extent modified hereby. Section 10. Miscellaneous. Sections 9.03, 9.09 and 9.10 of the Credit Agreement are incorporated herein by reference and apply mutatis mutandis. On and after the effectiveness of this Agreement, this Agreement shall for all purposes constitute a Loan Document. [SIGNATURE PAGES FOLLOW]

[Signature Page to Amendment No. 5] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BLIZZARD MIDCO, LLC, as Holdings By: /s/ Travis Matthiesen Name: Travis Matthiesen Title: Chief Financial Officer NORVAX, LLC, as a Borrower By: /s/ Travis Matthiesen Name: Travis Matthiesen Title: Chief Financial Officer

[Signature Page to Amendment No. 5] GOHEALTH, LLC, as a Guarantor By: /s/ Travis Matthiesen Name: Travis Matthiesen Title: Chief Financial Officer CONNECTED BENEFITS, LLC, as a Guarantor By: /s/ Travis Matthiesen Name: Travis Matthiesen Title: Chief Financial Officer CREATIX, INC., as a Guarantor By: /s/ Travis Matthiesen Name: Travis Matthiesen Title: Chief Financial Officer

[Signature Page to Amendment No. 5] OWL ROCK CAPITAL CORPORATION, as Administrative Agent, Swingline Lender and an Issuing Bank By: /s/ Adam Forcheimer Name: Adam Forcheimer Title: Authorized Signatory

[Signature Page to Amendment No. 5] Amendment No. 5 Term Loan Lender: GOLUB CAPITAL FINANCE FUNDING LLC, as an Amendment No. 5 Term Loan Lender By: GC Advisors LLC, its Manager By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GOLUB CAPITAL FINANCE FUNDING III, LLC, as an Amendment No. 5 Term Loan Lender By: GC Advisors LLC, its Manager By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GBDC 3 FUNDING LLC, as an Amendment No. 5 Term Loan Lender By: Golub Capital BDC 3, Inc., its sole member By: GC Advisors LLC, its Manager By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director

[Signature Page to Amendment No. 5] GCIC HOLDINGS LLC, as an Amendment No. 5 Term Loan Lender By: Golub Capital BDC, Inc., its sole member By: GC Advisors LLC, its Manager By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for RGA OPERATING COMPANY, as an Amendment No. 5 Term Loan Lender By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for U.S. SPECIALTY INSURANCE COMPANY, as an Amendment No. 5 Term Loan Lender By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for PHILADELPHIA INDEMNITY INSURANCE COMPANY, as an Amendment No. 5 Term Loan Lender By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director

[Signature Page to Amendment No. 5] GC Advisors LLC as Agent for RELIANCE STANDARD LIFE INSURANCE COMPANY, as an Amendment No. 5 Term Loan Lender By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for SAFETY NATIONAL CASUALTY CORPORATION, as an Amendment No. 5 Term Loan Lender By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director GC Advisors LLC as Agent for TMD-DL HOLDINGS, LLC, as an Amendment No. 5 Term Loan Lender By: /s/ Marc C. Robinson Name: Marc C. Robinson Title: Senior Managing Director

[Signature Page to Amendment No. 5] Submitting Revolving Lenders: MORGAN STANLEY SENIOR FUNDING, INC., as a Revolving Lender By: /s/ Michael King Name: Michael King Title: Vice President

[Signature Page to Amendment No. 5] ROYAL BANK OF CANADA, as a Revolving Lender By: /s/ Mustafa Topiwalla Name: Mustafa Topiwalla Title: Authorized Signatory

[Signature Page to Amendment No. 5] BARCLAYS BANK PLC, as a Revolving Lender By: /s/ Edward Pan Name: Edward Pan Title: Associate

[Signature Page to Amendment No. 5] CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Revolving Lender By: /s/ Mikhail Faybusovich Name: Mikhail Faybusovich Title: Authorized Signatory By: /s/ Andrew Griffin Name: Andrew Griffin Title: Authorized Signatory

[Signature Page to Amendment No. 5] GOLDMAN SACHS LENDING PARTNERS LLC, as a Revolving Lender By: /s/ Dan Martis Name: Dan Martis Title: Authorized Signatory

[Signature Page to Amendment No. 5] BANK OF AMERICA, N.A., as a Revolving Lender By: /s/ Darren Merten Name: Darren Merten Title: Director

[Signature Page to Amendment No. 5] TRUIST BANK, as a Revolving Lender By: /s/ Ben Cumming Name: Ben Cumming Title: Managing Director

Schedule 1-A 2021 Incremental Term Loan Commitments [On file with the Administrative Agent]

Schedule 1-B Class A Revolving Commitments [On file with the Administrative Agent]

Class B Revolving Commitments [On file with the Administrative Agent]

Exhibit A (See attached.)

Exhibit A to Incremental Facility AgreementAmendment No. 45 CREDIT AGREEMENT dated as of September 13, 2019 as amended by Amendment No. 1, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as of June 11, 2020 and, Amendment No. 4 to Credit Agreement and Incremental Facility Agreement, dated as of May 7, 2021 and Amendment No. 5 to Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021 among BLIZZARD MIDCO, LLC, as Holdings, BLIZZARD MERGER SUB, LLC (and after giving effect to the Merger, NORVAX, LLC), as the Borrower, The LENDERS and ISSUING BANKS Party Hereto, and OWL ROCK CAPITAL CORPORATION, as Administrative Agent, Collateral Agent and Swingline Lender OWL ROCK CAPITAL ADVISORS LLC, MIDCAP FINANCIAL TRUST AND BENEFIT STREET PARTNERS L.L.C., as Joint Lead Arrangers and Joint Bookrunners US-DOCS\115047431.4

TABLE OF CONTENTS Page ARTICLE I DEFINITIONS 2 SECTION 1.01 Defined Terms 2 SECTION 1.02 Classification of Loans and Borrowings 77 SECTION 1.03 Terms Generally 77 SECTION 1.04 Accounting Terms; GAAP 77 SECTION 1.05 Currency Translation; Rates 78 SECTION 1.06 Timing of Payment of Performance 79 SECTION 1.07 Cashless Rollovers 79 SECTION 1.08 Certain Calculations and Tests 80 SECTION 1.09 Rounding 81 SECTION 1.10 [Reserved] 81 SECTION 1.11 Pro Forma and Other Calculations 81 ARTICLE II THE CREDITS 83 SECTION 2.01 Commitments 83 SECTION 2.02 Loans and Borrowings 83 SECTION 2.03 Requests for Borrowings 84 SECTION 2.04 Swingline Loans 85 SECTION 2.05 Letters of Credit 86 SECTION 2.06 Funding of Borrowings 91 SECTION 2.07 Interest Elections 92 SECTION 2.08 Termination and Reduction of Commitments 93 SECTION 2.09 Repayment of Loans; Evidence of Debt 95 SECTION 2.10 Amortization of Term Loans 95 SECTION 2.11 Prepayment of Loans 96 SECTION 2.12 Fees 101 SECTION 2.13 Interest 102 SECTION 2.14 Alternate Rate of Interest 103 SECTION 2.15 Increased Costs 104 SECTION 2.16 Break Funding Payments 106 SECTION 2.17 Taxes 106 SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs 109 SECTION 2.19 Mitigation Obligations; Replacement of Lenders 111 SECTION 2.20 Incremental Loans and Commitments 112 SECTION 2.21 [Reserved] 115 SECTION 2.22 Defaulting Lenders 115 SECTION 2.23 Illegality 117 SECTION 2.24 Loan Modification Offers 117 ARTICLE III REPRESENTATIONS AND WARRANTIES 122 SECTION 3.01 Organization; Powers 122 SECTION 3.02 Authorization; Enforceability 122 SECTION 3.03 Governmental Approvals; No Conflicts 122 SECTION 3.04 Financial Condition; No Material Adverse Effect 123 SECTION 3.05 Properties 123 SECTION 3.06 Litigation, Environmental and Labor Matters 123 SECTION 3.07 Compliance with Laws 124 US-DOCS\115047431.4

SECTION 3.08 Investment Company Status 124 SECTION 3.09 Taxes 124 SECTION 3.10 ERISA; Foreign Pension Plans 124 SECTION 3.11 Disclosure 125 SECTION 3.12 Subsidiaries 125 SECTION 3.13 Intellectual Property; Licenses, Etc. 125 SECTION 3.14 Solvency 125 SECTION 3.15 Federal Reserve Regulations 125 SECTION 3.16 Security Interest in Collateral 126 SECTION 3.17 USA Patriot Act, OFAC and FCPA 126 ARTICLE IV CONDITIONS 126 SECTION 4.01 Effective Date 126 SECTION 4.02 Each Credit Event 129 ARTICLE V AFFIRMATIVE COVENANTS 129 SECTION 5.01 Financial Statements and Other Information 129 SECTION 5.02 Notices of Material Events 133 SECTION 5.03 Information Regarding Collateral 133 SECTION 5.04 Existence; Conduct of Business 133 SECTION 5.05 Payment of Taxes, Etc. 133 SECTION 5.06 Maintenance of Properties 133 SECTION 5.07 Insurance. 134 SECTION 5.08 Books and Records; Inspection and Audit Rights; Lender call 134 SECTION 5.09 Compliance with Laws 135 SECTION 5.10 Use of Proceeds and Letters of Credit 135 SECTION 5.11 Additional Subsidiaries 135 SECTION 5.12 Further Assurances 136 SECTION 5.13 [Reserved]. 137 SECTION 5.14 Certain Post-Closing Obligations 137 SECTION 5.15 Designation of Subsidiaries 137 ARTICLE VI NEGATIVE COVENANTS 137 SECTION 6.01 Indebtedness; Certain Equity Securities 137 SECTION 6.02 Liens 143 SECTION 6.03 Fundamental Changes 148 SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions 149 SECTION 6.05 Asset Sales 154 SECTION 6.06 Holdings Covenant 157 SECTION 6.07 Negative Pledge; Subsidiary Distributions 159 SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness 160 SECTION 6.09 Transactions with Affiliates 166 SECTION 6.10 Change in Nature of Business 168 SECTION 6.11 Accounting Changes 168 SECTION 6.12 Changes to Organizational Documents 168 SECTION 6.13 Financial Maintenance Covenant 169 ARTICLE VII EVENTS OF DEFAULT 169 SECTION 7.01 Events of Default 169 SECTION 7.02 Right to Cure 172 ii US-DOCS\115047431.4

iii US-DOCS\115047431.4 Certain Post-Closing Obligations Schedule 6.01 Schedule 2.05 — Existing Indebtedness — Schedule 6.02 LC Commitments and Applicable LC Fronting Schedule — Existing Liens SECTION 7.03 Application of Proceeds 173 ARTICLE VIII THE ADMINISTRATIVE AGENT 173 ARTICLE IX MISCELLANEOUS 178 SECTION 9.01 Notices 178 SECTION 9.02 Waivers; Amendments 179 SECTION 9.03 Expenses; Indemnity; Damage Waiver 183 SECTION 9.04 Successors and Assigns 186 SECTION 9.05 Survival 192 SECTION 9.06 Counterparts; Integration; Effectiveness 192 SECTION 9.07 Severability 192 SECTION 9.08 Right of Setoff 192 SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process 193 SECTION 9.10 WAIVER OF JURY TRIAL 194 SECTION 9.11 Headings 194 SECTION 9.12 Confidentiality 194 SECTION 9.13 USA Patriot Act 195 SECTION 9.14 Judgment Currency 195 SECTION 9.15 Release of Liens and Guarantees 196 SECTION 9.16 No Fiduciary Relationship 196 SECTION 9.17 Permitted Intercreditor Agreements 197 SECTION 9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions 198 SECTION 9.19 Electronic Execution of Assignments and Certain Other Documents 198 SECTION 9.20 Other Agents and Arrangers 198 SECTION 9.21 Certain ERISA Matters 199 SECTION 9.22 Acknowledgment Regarding Any Supported QFCs 200 SECTION 9.23 Consummation of Merger 200 Schedule 6.04(f) Schedule 3.05 — Schedule 1.01(a) Existing Investments — Schedule 6.07 Effective Date Material Real Property — — Existing Restrictions Schedule 6.09 Schedule 3.06 — Excluded Subsidiaries Existing Affiliate Transactions — Environmental Matters EXHIBITS: Schedule 3.12 Schedule 2.01 — Subsidiaries — SCHEDULES: Exhibit A Schedule 5.14 — Commitments Form of Assignment and Assumption —

iv US-DOCS\115047431.4 Exhibit C Exhibit E Exhibit I-1 — — Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) — Form of Junior Priority Intercreditor Agreement Exhibit I-2 — — Form of U.S. Tax Compliance Certificate (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Form of Collateral Agreement Exhibit F Exhibit I-3 — — Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Form of Guarantee Agreement Exhibit I-4 Form of Borrowing Request — Form of U.S. Tax Compliance Certificate (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit D Exhibit G Exhibit J — — Form of Closing Certificate — Form of Interest Election Request Exhibit K — Form of Intercompany Note Form of Equal Priority Intercreditor Agreement Exhibit H Exhibit L Exhibit B — — Form of Promissory Note Form of Notice of Prepayment

CREDIT AGREEMENT, dated as of September 13, 2019 (as amended by Amendment No. 1, dated as of March 20, 2020, Incremental Facility Agreement and Technical Amendment No. 2, dated as of May 7, 2020, Incremental Facility Agreement No. 3, dated as of June 11, 2020 and as further amended by, Amendment No. 4 to Credit Agreement and Incremental Facility Agreement, dated as of May 7, 2021 and as further amended by Amendment No. 5 to Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021, this “Agreement”), among BLIZZARD MIDCO, LLC, a Delaware limited liability company (“Initial Holdings”), BLIZZARD MERGER SUB, LLC, a Delaware limited liability company (“Merger Sub”), and after giving effect to the Merger, NORVAX, LLC, a Delaware limited liability company (“Norvax”), the LENDERS and ISSUING BANKS party hereto and OWL ROCK CAPITAL CORPORATION, as Administrative Agent and as Collateral Agent. RECITALS WHEREAS, pursuant to the Merger Agreement, (a) Blizzard Parent, LLC, a Delaware limited liability company (“Parent”) will acquire (the “Acquisition”), directly or indirectly, all of the limited liability company interests of Norvax, LLC, a Delaware limited liability company (the “Target”) through certain investor exchange agreements and the merger of Merger Sub with and into the Target (the “Merger”), with the Target being the surviving entity of such merger (the “Merger”) and the Target will become a wholly-owned direct or indirect subsidiary of Initial Holdings (the direct Subsidiary of Parent) and (b) except with respect to certain equity interests of the Target held by, without limitation, equityholders, management and/or employees of the Target and its subsidiaries which will be rolled over into Equity Interests in Parent or a Parent Entity of Parent (in such capacity, the “Rollover Investors”), the equity holders of the Target will receive cash in exchange for their Equity Interests in the Target (collectively, the “Merger Consideration”). WHEREAS, the Investors will, directly or indirectly, make the Equity Contribution; WHEREAS, in connection with the foregoing, Holdings and the Borrower have requested that, immediately upon the satisfaction in full of the applicable conditions precedent set forth in Section 4.01 below, the Lenders and Issuing Banks extend credit to the Borrower in the form of (a) $300,000,000 in aggregate principal amount of Initial Term Loans to be borrowed on the Effective Date and (b) a revolving credit facility in an initial aggregate principal amount of $30,000,000 of Revolving Commitments; WHEREAS, the proceeds of the Initial Term Loans and Revolving Loans (to the extent permitted in accordance with Section 5.10), in each case, to be made on the Effective Date, together with (a) a portion of the cash on hand at the Target and its Subsidiaries and (b) the proceeds of the Equity Contribution, will be used to pay for the Effective Date Refinancing and to finance a portion of the Transactions (including working capital and/or purchase price adjustments and the payment of the Merger Consideration and the Transaction Costs); WHEREAS, the Lenders have indicated their willingness to extend such credit and the Issuing Banks have indicated their willingness to issue Letters of Credit, in each case on the terms and subject to the conditions set forth below; WHEREAS, in connection with the foregoing and as an inducement for the Lenders and the Issuing Banks to extend the credit contemplated hereunder, the Borrower has agreed to secure all of its Secured Obligations by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority lien (such priority subject to Liens permitted hereunder) on substantially all of its assets (except 1 US-DOCS\115047431.4 as otherwise set forth in the Loan Documents), including a pledge of all of the Equity Interests of each of its Subsidiaries (other than any Equity Interests constituting Excluded Assets); and WHEREAS, in connection with the foregoing and as an inducement for the Lenders and the Issuing Banks to extend the credit contemplated hereunder, each of Holdings and each other Guarantor has agreed to guarantee all of its Secured Obligations and to secure its guarantees by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority lien (such priority subject to Liens permitted hereunder) on substantially all of its assets (except as otherwise set forth in the Loan Documents), including a pledge of all of the Equity Interests of each of their respective Subsidiaries (other than any Equity Interests constituting Excluded Assets). NOW THEREFORE, the parties hereto agree as follows: ARTICLE I DEFINITIONS SECTION 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “2021 Incremental Term Lenders” has the meaning assigned to such term in Amendment No. 5. “2021 Incremental Term Loan Commitments” has the meaning assigned to such term in Amendment No. 5. “2021 Incremental Term Loan Facility” means the facility under which the 2021 Incremental Term Loans are made available pursuant to Amendment No. 5. “2021 Incremental Term Loans” has the meaning assigned to such term in Amendment No. 5. “2021 Incremental Term Loan Maturity Date” shall mean the Initial Term Loan Maturity Date. “2020 Incremental Closing Date” has the meaning assigned to such term in Amendment No. 1. “2020 Incremental Revolving Commitments” means, in respect of each 2020 Incremental Revolving Lender, the amount set forth opposite such Lender’s name on Schedule 1 to Incremental Facility Agreement No. 2. The aggregate amount of 2020 Incremental Revolving Commitments as of the Incremental Facility Agreement No. 2 Effective Date is $20,000,000. “2020 Incremental Revolving Lenders” has the meaning assigned to such term in the Incremental Facility Agreement No. 2. “2020 Incremental Term Lenders” has the meaning assigned to such term in the Amendment No. 1. “2020 Incremental Term Loan Commitments” means with respect to each 2020 Incremental Term Lender, the amount set forth opposite such Lender’s name on Schedule 1 to the Amendment No. 1. The 2 US-DOCS\115047431.4

aggregate amount of 2020 Incremental Term Loan Commitments as of the Amendment No. 1 Effective Date is $117,000,000. “2020 Incremental Term Loan Facility” means the facility under which the 2020 Incremental Term Loans are made available pursuant to the Amendment No. 1. “2020 Incremental Term Loans” has the meaning assigned to such term in Amendment No. 1. “2020 Incremental Term Loan Maturity Date” shall mean the Initial Term Loan Maturity Date. “ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate. “Account Control Agreement” has the meaning assigned to such term in clause (e) of the definition of “Collateral and Guarantee Requirement.” “Accounting Changes” has the meaning assigned to such term in Section 1.04(c). “Acquired EBITDA” means, with respect to any Pro Forma Entity for any period, the amount for such period of Consolidated EBITDA of such Pro Forma Entity (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Pro Forma Entity and its Subsidiaries which will become Restricted Subsidiaries), all as determined on a consolidated basis for such Pro Forma Entity. “Acquired Entity or Business” has the meaning assigned to such term in the definition of “Consolidated EBITDA.” “Acquisition” has the meaning assigned to such term in the recitals to this Agreement. “Acquisition Consideration” means, in connection with any Acquisition Transaction, the aggregate amount (as valued at the Fair Market Value of such Acquisition Transaction at the time such Acquisition Transaction is made) of, without duplication: (a) the purchase consideration paid or payable for such Acquisition Transaction, whether payable at or prior to the consummation of such Acquisition Transaction or deferred for payment at any future time, whether or not any such future payment is subject to the occurrence of any contingency, and including any and all payments representing the purchase price and any assumptions of Indebtedness and/or Guarantees, “earn-outs” and other agreements to make any payment the amount of which is, or the terms of payment of which are, in any respect subject to or contingent upon the revenues, income, cash flow or profits (or the like) of any Person or business and (b) the aggregate amount of Indebtedness assumed or acquired in connection with such Acquisition Transaction; provided in each case, that any such future payment that is subject to a contingency shall be considered Acquisition Consideration only to the extent of the reserve, if any, required under GAAP (as determined at the time of the consummation of such Acquisition Transaction) to be established in respect thereof by Holdings, the Borrower or any Restricted Subsidiary. “Acquisition Debt” has the meaning assigned to such term in Section 6.01(a)(xxvi). “Acquisition Transaction” means the purchase or other acquisition, by merger, consolidation or otherwise, by the Borrower or any Restricted Subsidiary of all Equity Interests in, or all or substantially all the assets of (or all or substantially all the assets constituting a business unit, division, product line or 3 US-DOCS\115047431.4 line of business of), any Person or of a majority of the outstanding Equity Interests of any Person (including any Investment which serves to increase the Borrower’s or any Restricted Subsidiary’s respective equity ownership in any Joint Venture to an amount in excess of the majority of the outstanding Equity Interests of such Joint Venture). “Additional Lender” means, at any time, any bank, other financial institution or institutional lender or investor (including any such bank, financial institution or institutional lender or investor that is a Lender at such time) that agrees to provide any portion of any (a) Incremental Facility pursuant to an Incremental Facility Amendment in accordance with Section 2.20 or (b) Credit Agreement Refinancing Indebtedness; provided that each Additional Lender shall be subject to the approval of (i) the Administrative Agent, each Issuing Bank and the Swingline Lender (such approval in each case not to be unreasonably withheld or delayed) and (ii) the Borrower, in each of the foregoing clauses (i) and (ii), to the extent such approval would be required pursuant to Section 9.04 if an assignment of the applicable Loans or Commitments were being made to such Additional Lender. “Adjusted LIBO Rate” means, for any Interest Period, with respect to an Interest Period for a Eurocurrency Loan, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for Dollars for such Interest Period multiplied by (b) the Statutory Reserve Rate. “Administrative Agent” means Owl Rock Capital Corporation (or an affiliate, designee or sub-agent designated by it), in its capacity as administrative agent hereunder and under the other Loan Documents, and its successors in such capacity as provided in Article VIII. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly Controls or is Controlled by or is under common Control with the Person specified. “After Year End Payment” has the meaning assigned to such term in Section 2.11(d). “Agent” means the Administrative Agent and the Collateral Agent and any successors and permitted assigns in such capacity, and “Agents” means two or more of them. For the avoidance of doubt, the use of the defined term “Agent” or the term “agent” with reference to any Agent herein and in the other Loan Documents is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. “Agreement” has the meaning assigned to such term in the preamble hereto. “Agreement Currency” has the meaning assigned to such term in Section 9.14(b). “AHYDO Catch-Up Payment” means any payment with respect to any obligations of Holdings, the Borrower or any Restricted Subsidiary to avoid the application of Section 163(e)(5) of the Code thereto. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% per annum and (c) the Adjusted LIBO Rate on such day (or if such day is not a Business Day, the immediately preceding Business Day) for a deposit in Dollars with a maturity of one month plus 1% per annum. For purposes of clause (c) above, the Adjusted LIBO Rate on any day shall be based on the rate 4 US-DOCS\115047431.4 per annum appearing on the applicable Bloomberg screen page displaying ICE Benchmark Administration interest settlement rates (or on any successor or substitute screen provided by Reuters, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such screen, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such day for deposits in Dollars with a maturity of one month. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively. Notwithstanding the foregoing and solely with respect to Initial Term Loans and, the 2020 Incremental Term Loans and the 2021 Incremental Term Loans, the Alternate Base Rate will be deemed to be 2.00% per annum if the Alternate Base Rate calculated pursuant to the foregoing provisions would otherwise be less than 2.00% per annum. “Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement and Incremental Facility Agreement, dated as of March 20, 2020, among Holdings, the Borrower, the 2020 Incremental Term Lenders party thereto, the Administrative Agent, the Lenders party thereto constituting the Required Lenders and the other parties party thereto. “Amendment No. 1 Effective Date” has the meaning assigned to such term in Amendment No. 1. “Amendment No. 5” means that certain Amendment No. 5 to Credit Agreement and Incremental Facility Agreement, dated as of June 11, 2021, among the Borrower, each Guarantor, the Revolving Lenders party thereto, the Amendment No. 5 Term Loan Lenders party thereto, the Administrative Agent, and the other parties party thereto. “Amendment No. 5 Effective Date” has the meaning assigned to such term in Amendment No. 5. “Applicable Account” means, with respect to any payment to be made to the Administrative Agent hereunder, the account specified by the Administrative Agent from time to time for the purpose of receiving payments of such type. “Applicable Creditor” has the meaning assigned to such term in Section 9.14(b). “Applicable LC Fronting Sublimit” means (a) with respect to each Issuing Bank on the Effective Date, the amount set forth opposite such Issuing Bank’s name on Schedule 2.05 and (b) with respect to any other Person that becomes an Issuing Bank pursuant to Section 2.05(k) or 9.04(i), such amount as agreed to in writing by the Borrower and such Person at the time such Person becomes an Issuing Bank, as each of the foregoing amounts may be decreased or increased from time to time with the written consent of the Borrower and the Issuing Banks so long as the aggregate Applicable LC Fronting Sublimit of all Issuing Banks does not exceed the Letter of Credit Sublimit (provided that any increase in the Applicable LC Fronting Sublimit with respect to any Issuing Bank shall require the consent of only the Borrower and such Issuing Bank). “Applicable Percentage” means, at any time with respect to any Revolving Lender, the percentage of the aggregate Revolving Commitments (carried out to the ninth decimal place) represented by such Lender’s Revolving Commitment at such time (or, if the Revolving Commitments have terminated or expired, such Lender’s share of the aggregate Revolving Exposures of all Revolving Lenders at that time). If the Revolving Commitments have terminated or expired, the Applicable 5 US-DOCS\115047431.4

Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments pursuant to this Agreement and to any Lender’s status as a Defaulting Lender at the time of determination. “Applicable Premium” means with respect to any 2020 Incremental Term Loan on any Prepayment Date, the greater of: (1) 2.00%; and (2) the fraction, expressed as a percentage, consisting of (A) (a) (i) the sum of the present values at such Prepayment Date of (I) the price at which such Loan could be voluntarily prepaid on the date that is two years after the 2020 Incremental Closing Date in accordance with Section 2.11(a) (including any premium required pursuant to Section 2.11(a)), and (II) each scheduled payment of interest to be made on such Loan on or after such Prepayment Date through (and including) the date that is two years after the 2020 Incremental Closing Date (but, in the case of the first such scheduled payment of interest, excluding any amount of interest accrued prior to the Prepayment Date), in each case, discounted to the Prepayment Date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate as of such Prepayment Date plus 50 basis points, minus (ii) accrued but unpaid interest to, but excluding, the Prepayment Date over (b) the principal amount of such Loan, divided by (B) the principal amount of such Loan. Calculation of the Applicable Premium will be made by the Borrower or on behalf of the Borrower by such Person as the Borrower shall designate (and the amount of the Applicable Premium shall be provided by the Borrower to the Administrative Agent promptly following the calculation thereof); provided that such calculation or the correctness thereof shall not be a duty or obligation of the Administrative Agent. “Applicable Rate” means, for any day, (a) with respect to any Initial Term Loan (i) that is an ABR Loan, 5.50% per annum or (ii) that is a Eurocurrency Loan, 6.50% per annum, (b) with respect to any 2020 Incremental Term Loan (i) that is an ABR Loan, 5.50% per annum or (ii) that is a Eurocurrency Loan, 6.50% per annum and, (c) with respect to any 2021 Incremental Term Loan (i) that is an ABR Loan, 3.00% per annum or (ii) that is a Eurocurrency Loan, 4.00% per annum, (d) with respect to any Revolving Loan prior to the Amendment No. 5 Effective Date (i) that is an ABR Loan, 5.50% per annum or (ii) that is a Eurocurrency Loan, 6.50% per annum., (e) with respect to any Class A Revolving Loan on and after the Amendment No. 5 Effective Date (i) that is an ABR Loan, 5.50% per annum or (ii) that is a Eurocurrency Loan, 6.50% per annum and (f) with respect to any Class B Revolving Loan on and after the Amendment No. 5 Effective Date (i) that is an ABR Loan, 3.00% per annum or (ii) that is a Eurocurrency Loan, 4.00% per annum. “Approved Bank” has the meaning assigned to such term in the definition of “Cash Equivalents.” “Approved Foreign Bank” has the meaning assigned to such term in the definition of “Cash Equivalents.” “Approved Fund” means, with respect to any Lender, any Person (other than a natural person) that is engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and/or similar extensions of credit in the ordinary course of its activities and is administered, advised or managed by (a) such Lender, (b) any Affiliate of such Lender or (c) any entity or any Affiliate of any entity that administers, advises or manages such Lender. 6 US-DOCS\115047431.4

“ASC 606” means the Financial Accounting Standards Board Accounting Standards Certification Topic No. 606, as amended. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any Person whose consent is required by Section 9.04), or as otherwise required to be entered into under the terms of this Agreement, substantially in the form of Exhibit A or any other form reasonably approved by the Administrative Agent. “Audited Financial Statements” means the audited consolidated balance sheet of the Target and its consolidated subsidiaries as of December 31, 2017 and December 31, 2018 and the related audited consolidated statements of operations and consolidated statements of comprehensive income, consolidated statements of changes in Redeemable Class B Units and members’ equity and consolidated audited statements of cash flows for the fiscal years ended December 31, 2017 and December 31, 2018. “Available Amount” means, at any date of determination, a cumulative amount equal to (without duplication): (a) an amount (which shall not be less than zero) equal to the Available Excess Cash Flow Amount as of such date, plus (b) (i) the Net Proceeds of sales of Investments and (ii) Returns, profits, distributions and similar amounts on Investments (not to exceed the original amount of such Investments), in the case of each of clause (i) and (ii), to the extent (x) received by the Borrower and the Restricted Subsidiaries after the Effective Date and on or prior to such date, (y) in the form of cash or Cash Equivalents and (z) such Investment was made using the Available Amount, plus (c) Investments of the Borrower or any Restricted Subsidiary in any Unrestricted Subsidiary or any third-party (including any Joint Venture) that has been re-designated as a Restricted Subsidiary or that has been merged, amalgamated or consolidated with or into, or transfers or conveys all of its assets to, or is liquidated, wound up or dissolved into, the Borrower or any Restricted Subsidiary, in each case (x) after the Effective Date and on or prior to such date (up to the lesser of (i) the Fair Market Value of the Investments of the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary or third-party at the time of such re-designation or merger, amalgamation or consolidation and (ii) the Fair Market Value of the original Investment by the Borrower and the Restricted Subsidiaries in such Unrestricted Subsidiary or third-party; provided that, in the event such original Investment was made with cash, the Fair Market value of such Investment shall be deemed to be the cash value) and (y) to the extent such Investment was made using the Available Amount, plus (d) the Net Proceeds of a sale or other Disposition of any Unrestricted Subsidiary or Joint Venture (including the issuance of stock of an Unrestricted Subsidiary) received by the Borrower or any Restricted Subsidiary to the extent the Investment in such Unrestricted Subsidiary or Joint Venture was made using the Available Amount (not to exceed the original amount of such Investments), plus (e) to the extent not included in Consolidated Net Income, dividends or other distributions or Returns on capital received by the Borrower or any Restricted Subsidiary from an Unrestricted Subsidiary or Joint Venture to the extent the Investment in such Unrestricted Subsidiary or Joint Venture was made using the Available Amount (not to exceed the original amount of such Investments). “Available Equity Amount” means, at any date of determination, a cumulative amount of cash or Cash Equivalents or the Fair Market Value of other property or assets equal to (without duplication): 7 US-DOCS\115047431.4

(a) the greater of (i) $5,000,000 and (ii) 12.5% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of determination (measured as of the date such determination based upon the financial statements most recently delivered on or prior to such date pursuant to Section 5.01(a) or (b)), plus (b) the aggregate amount of cash and Cash Equivalents and the Fair Market Value of marketable securities or other property, in each case, contributed to the capital of the Borrower, or the proceeds received by the Borrower from the issuance of any Equity Interests of any Parent Entity (including Holdings) or the Borrower (or incurrences of Indebtedness that have been converted into or exchanged for Qualified Equity Interests of Holdings or the Borrower), in each case during the period after the Effective Date through and including such date, but excluding (i) amounts received from Holdings, the Borrower or any Restricted Subsidiary and (ii) all proceeds from the issuances of Disqualified Equity Interests, plus (c) Returns received after the Effective Date and on or prior to such date in cash or Cash Equivalents by the Borrower and the Restricted Subsidiaries on Investments made using the Available Equity Amount (not to exceed the original amount of such Investments), plus (d) the aggregate amount as of such date of any Retained Declined Proceeds since the Effective Date; provided that the Available Equity Amount shall not include any Cure Amount. “Available Excess Cash Flow Amount” means, at any date of determination, an amount equal to (a) commencing with the fiscal year of the Borrower ending December 31, 2020, the sum of the amount of Excess Cash Flow (only to the extent such Excess Cash Flow amount for any such fiscal year exceeds $0) for each fiscal year of the Borrower in respect of which consolidated financial statements have been delivered pursuant to Section 5.01(a) on or prior to such date, minus (b) the sum of the aggregate principal amount of the portion of such Excess Cash Flow for such completed fiscal year that has been (or will be for such completed fiscal year ended) after the Effective Date and prior to such date of determination applied to the prepayment of the Term Loans or other Indebtedness in accordance with Section 2.11(d) (without giving effect to any reduction in the dollar amount of such mandatory prepayment as a result of any voluntary prepayment). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Basel III” means, collectively, those certain agreements on capital requirements, leverage ratios and liquidity standards contained in “Basel III: A Global Regulatory Framework for More Resilient Banks and Banking Systems,” “Basel III: International Framework for Liquidity Risk Measurement, Standards and Monitoring,” and “Guidance for National Authorities Operating the Countercyclical Capital Buffer,” each as published by the Basel Committee on Banking Supervision in December 2010 (as revised from time to time), and as implemented by a Lender’s primary U.S. federal banking regulatory authority or primary non-U.S. financial regulatory authority, as applicable. 8 US-DOCS\115047431.4

“Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially similar in substance to the form of Certification Regarding Beneficial Owners of Legal Entity Customers included as Appendix A to the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan.” “BHC Act Affiliate” of any party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Board of Directors” means, with respect to any Person, (a) in the case of any corporation, the board of directors of such Person or any committee thereof duly authorized to act on behalf of such board, (b) in the case of any limited liability company, the board of managers, board of directors, manager or managing member of such Person or the functional equivalent of the foregoing, (c) in the case of any partnership, the board of directors, board of managers, manager or managing member of a general partner of such Person or the functional equivalent of the foregoing and (d) in any other case, the functional equivalent of the foregoing. “Board of Governors” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” means (a) initially, Merger Sub, and (b) upon and after the consummation of the Merger, Norvax, and shall include any Successor Borrower, to the extent applicable. “Borrowing” means (a) Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan. “Borrowing Minimum” means (a) in the case of a Term Loan Borrowing or a Revolving Loan Borrowing, $1,000,000 and (b) in the case of a Swingline Loan, $100,000. “Borrowing Multiple” means $100,000. “Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03 and substantially in the form attached hereto as Exhibit B. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that when used in connection with a Eurocurrency Loan the term “Business Day” shall also exclude any day on which banks are not open for dealings in Dollar deposits in the London interbank market. “Capital Expenditures” means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and the Restricted Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP. 9 US-DOCS\115047431.4

“Capitalized Software Expenditures” means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities) by a Person during such period in respect of licenses or purchased software or internally developed software and software enhancements that are (or should be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP. “Cash Collateralize” means to pledge and deposit with or deliver to the Collateral Agent, for the benefit of one or more of the Issuing Banks or Revolving Lenders, as collateral for LC Exposure or obligations of the Revolving Lenders to fund participations in respect of LC Exposure, cash or deposit account balances under the sole dominion and control of the Collateral Agent or, if the Collateral Agent and each Issuing Bank shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance reasonably satisfactory to the Collateral Agent and each applicable Issuing Bank. “Cash Collateral” and “Cash Collateralization” shall have meanings correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means any of the following, to the extent owned by the Borrower or any Restricted Subsidiary: (a) Dollars, Euros, Sterling, Australian dollars, Canadian dollars, Yuan and such other currencies held by it from time to time in the ordinary course of business; (b) readily marketable obligations issued or directly and fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States, (ii) Switzerland or (iii) any member nation of the European Union rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, having average maturities of not more than 24 months from the date of acquisition thereof; provided that the full faith and credit of the United States or such member nation of the European Union is pledged in support thereof; (c) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) is a Lender or (ii) has combined capital and surplus of at least (x) $250,000,000 in the case of U.S. banks and (y) $100,000,000 (or the Dollar Equivalent as of the date of determination) in the case of non-U.S. banks (any such bank meeting the requirements of clause (i) or (ii) above being an “Approved Bank”), in each case with average maturities of not more than 24 months from the date of acquisition thereof; (d) commercial paper and variable or fixed rate notes issued by an Approved Bank (or by the parent company thereof) or any variable or fixed rate note issued by, or guaranteed by, a corporation rated A-2 (or the equivalent thereof) or better by S&P or P-2 (or the equivalent thereof) or better by Moody’s, in each case with average maturities of not more than 24 months from the date of acquisition thereof; (e) repurchase agreements entered into by any Person with an Approved Bank, a bank or trust company (including any of the Lenders) or recognized securities dealer, in each case, having capital and surplus in excess of (x) $250,000,000 in the case of U.S. banks and (y) $100,000,000 (or the Dollar Equivalent as of the date of determination) in the case of non-U.S. banks, in each case, for direct obligations issued by or fully guaranteed or insured by the government or any agency or instrumentality of (i) the United States, (ii) Switzerland or (iii) any member nation of the European Union rated A (or the equivalent thereof) or better by S&P and A2 (or the equivalent thereof) or better by Moody’s, in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a Fair Market Value of at least 100% of the amount of the repurchase obligations; 10 US-DOCS\115047431.4

(f) marketable short-term money market and similar highly liquid funds either (i) having assets in excess of (x) $250,000,000 in the case of U.S. banks or other U.S. financial institutions and (y) $100,000,000 (or the Dollar Equivalent as of the date of determination) in the case of non-U.S. banks or other non-U.S. financial institutions or (ii) having a rating of at least A-2 or P-2 from either S&P or Moody’s (or, if at any time neither S&P nor Moody’s shall be rating such obligations, an equivalent rating from another nationally recognized rating service); (g) securities with average maturities of 24 months or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority of any such state, commonwealth or territory or by a foreign government having an investment grade rating from either S&P or Moody’s (or the equivalent thereof); (h) investments with average maturities of 24 months or less from the date of acquisition in mutual funds rated AAA- (or the equivalent thereof) or better by S&P or Aaa3 (or the equivalent thereof) or better by Moody’s; (i) instruments equivalent to those referred to in clauses (a) through (h) above denominated in Euros or any other foreign currency comparable in credit quality and tenor to those referred to above and customarily used by corporations for cash management purposes in any jurisdiction outside the United States to the extent reasonably required in connection with any business conducted by any Subsidiary organized in such jurisdiction; (j) investments, classified in accordance with GAAP as current assets, in money market investment programs that are registered under the Investment Company Act of 1940 or that are administered by financial institutions having capital of at least $250,000,000, and, in either case, the portfolios of which are limited such that substantially all of such investments are of the character, quality and maturity described in clauses (a) through (i) of this definition; (k) with respect to any Foreign Subsidiary: (i) obligations of the national government of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business; provided such country is a member of the Organization for Economic Cooperation and Development, in each case maturing within one year after the date of investment therein, (ii) certificates of deposit of, bankers acceptances of, or time deposits with, any commercial bank which is organized and existing under the laws of the country in which such Foreign Subsidiary maintains its chief executive office and principal place of business; provided such country is a member of the Organization for Economic Cooperation and Development, and whose short-term commercial paper rating from S&P is at least “A-2” or the equivalent thereof or from Moody’s is at least “P-2” or the equivalent thereof (any such bank being an “Approved Foreign Bank”), and in each case with maturities of not more than 24 months from the date of acquisition and (iii) the equivalent of demand deposit accounts which are maintained with an Approved Foreign Bank; (l) interest bearing instruments with a maximum maturity of 180 days in respect of which the obligor is a G8 government or other G8 governmental agency or a G8 financial institution with credit ratings from S&P of at least “A-2” or the equivalent thereof or from Moody’s of at least “P-2” or the equivalent thereof; and (m) investment funds investing at least 90% of their assets in securities of the types described in clauses (a) through (l) above. “Cash Management Obligations” means (a) obligations in respect of any treasury management services, overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and 11 US-DOCS\115047431.4 cash management services or any automated clearing house transfers of funds and (b) other obligations in respect of netting services, employee credit, commercial credit card, debit card, stored value card or purchase card programs and similar arrangements. “Cash Management Services” has the meaning assigned to such term in the definition of “Secured Cash Management Obligations.” “Casualty Event” means any event that gives rise to the receipt by the Borrower or any Restricted Subsidiary of any insurance proceeds, condemnation awards or eminent domain awards in respect of any equipment, fixed assets or real property (including any improvements thereon) to replace or repair such equipment, fixed assets or real property. “CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Code. “Change in Control” means: (a) the failure of Holdings, directly or indirectly through wholly-owned subsidiaries that are Guarantors (including, for the avoidance of doubt, through wholly-owned subsidiaries that are subsidiaries of the Borrower), to own all of the Equity Interests in the Borrower, (b) prior to an IPO, the failure by the Permitted Holders to, directly or indirectly through one or more holding companies, own beneficially and of record at least a majority of the outstanding Voting Stock of Holdings, or (c) after an IPO, any person, entity or “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, but excluding any employee benefit plan and/or Person acting as the trustee, agent or other fiduciary or administrator therefor), other than the Permitted Holders (or any Parent Entity of Holdings controlled directly or indirectly by the Permitted Holders), shall at any time have acquired direct or indirect beneficial ownership of voting power of the outstanding Voting Stock of Holdings having more than the greater of (A) 35.0% of the outstanding Voting Stock of Holdings and (B) the percentage of the then-existing outstanding Voting Stock of Holdings owned in the aggregate, directly or indirectly, beneficially, by the Permitted Holders, unless the Permitted Holders, directly or indirectly through one or more Parent Entities of Holdings, have the right (pursuant to contract, proxy, ownership of Equity Interests or otherwise) to designate or appoint (and do so designate or appoint) the Board of Directors of Holdings. For purposes of this definition and any related definition to the extent used for purposes of this definition, (i) “beneficial ownership” shall be as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act, (ii) the phrase Person or “group” is within the meaning of Section 13(d) or 14(d) of the Exchange Act, but excluding any employee benefit plan of such Person or “group” and its subsidiaries and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan, (iii) a Person or group shall not be deemed to beneficially own securities subject to an equity or asset purchase agreement, merger agreement or similar agreement (or voting or option or similar agreement related thereto) until the consummation of the transactions contemplated by such agreement, (iv) if any group includes one or more Permitted Holders, the issued and outstanding Voting Stock of Holdings beneficially owned, directly or indirectly, by any Permitted Holders that are part of such group shall not be treated as being beneficially owned by any other member of such group for purposes of determining whether a Change in Control has occurred and (v) a Person or group will not be deemed to beneficially own the Voting Stock of another Person as a result of its ownership of the Voting Stock or other securities 12 US-DOCS\115047431.4 of such other Person’s Parent Entity (or related contractual rights) unless it owns at least a majority of the total voting power of the Voting Stock of such Parent Entity. “Change in Law” means (a) the adoption of any rule, regulation, treaty or other law after the date of this Agreement, (b) any change in any rule, regulation, treaty or other law or in the administration or interpretation thereof by any Governmental Authority after the date of this Agreement or (c) the making or issuance of any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and any requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) any requests, rules, guidelines or directives promulgated by the Bank of International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law,” regardless of the date enacted, adopted, promulgated or issued after the date of this Agreement, but only to the extent the relevant increased costs or loss of yield would have been included if they had been imposed under applicable increased cost provisions, including, without limitation, for purposes of Section 2.15. “Class” when used in reference to (a) any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans, Class A Revolving Loans, Class B Revolving Loans, Other Revolving Loans, Initial Term Loans, 2020 Incremental Term Loans, 2021 Incremental Term Loans, any other Incremental Term Loans, Replacement Revolving Loans, Other Term Loans, or Swingline Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Commitment, Class A Revolving Commitment, Class B Revolving Commitment, Other Revolving Commitment, Replacement Revolving Commitment, Initial Term Loan Commitment, 2020 Incremental Term Loan Commitment, 2021 Incremental Term Loan Commitment, any other Incremental Commitment or Other Term Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. Other Term Commitments, Other Term Loans, Other Revolving Commitments (and the Other Revolving Loans made pursuant thereto), Incremental Commitments and Incremental Term Loans, Replacement Revolving Commitments (and Replacement Revolving Loans made pursuant thereto) that have different terms and conditions shall be construed to be in different Classes. “Class A Revolving Commitment” means (a) prior to the Amendment No. 5 Effective Date, with respect to each Original Revolving Lender, its Original Revolving Commitment and (b) on or after Amendment No. 5 Effective Date, (i) with respect to each Original Revolving Lender that is not party to the Amendment No. 5 but whose name is set forth on Schedule 1-B to Amendment No. 5, the amount set forth on Schedule 1-B to Amendment No. 5 opposite such Lender’s name as such Lender’s Commitment under the heading “Class A Revolving Commitments”, which Commitment shall terminate on the Revolving Maturity Date, as such Class A Revolving Commitment may be reduced from time to time pursuant to the terms hereof and (ii) in the case of any Lender that receives an assignment of any portion of a Class A Revolving Commitment, the amount specified as such Lender’s “Class A Revolving Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Class A Revolving Commitment, as such Class A Revolving Commitment may be reduced from time to time pursuant to the terms hereof. As of Amendment No. 5 Effective Date, the aggregate amount of the Class A Revolving Commitments outstanding is $30,000,000. 13 US-DOCS\115047431.4

“Class A Revolving Facility” means the revolving credit facility represented by the Class A Revolving Commitments. “Class A Revolving Lender” means (a) prior to the Amendment No. 5 Effective Date, each Original Revolving Lender, (b) as of Amendment No. 5 Effective Date, each Original Revolving Lender that is not party to Amendment No. 5 but whose name and the aggregate principal amount of its Class A Revolving Commitment are set forth on Schedule 1-B to Amendment No. 5 and (c) on or after the Amendment No. 5 Effective Date, without duplication of clause (b) above as of Amendment No. 5 Effective Date, each Lender that holds a Class A Revolving Commitment. “Class A Revolving Loan” means a Revolving Credit Loan made by any Class A Revolving Lender pursuant to its Class A Revolving Commitment. “Class B Revolving Commitment” means (a) on or after Amendment No. 5 Effective Date, with respect to each Original Revolving Lender that is party to Amendment No. 5, the amount set forth on Schedule I-B to Amendment No. 5 opposite such Lender’s name as such Lender’s Commitment under the heading “Class B Revolving Commitments”, which Commitment shall terminate on the Revolving Maturity Date, as such Class B Revolving Commitment may be reduced from time to time pursuant to the terms hereof, (b) in the case of any Lender that receives an assignment of any portion of a Class B Revolving Commitment, the amount specified as such Lender’s “Class B Revolving Commitment” in the Assignment and Acceptance pursuant to which such Lender assumed a portion of the Total Class B Revolving Commitment, as such Class B Revolving Commitment may be reduced from time to time pursuant to the terms hereof and (c) in the case of any Class B Revolving Lender that increases its Class B Revolving Commitment or becomes an Incremental Revolving Credit Commitment Increase Lender, in each case pursuant to Section 2.14, the amount specified in the applicable Incremental Agreement, as such Class B Revolving Commitment may be reduced from time to time pursuant to the terms hereof. As of Amendment No. 5 Effective Date, the aggregate amount of the Class B Revolving Commitments outstanding is $170,000,000. “Class B Revolving Facility” means the revolving credit facility represented by the Class B Revolving Commitments. “Class B Revolving Lender” means (a) as of Amendment No. 5 Effective Date, each Original Revolving Credit Lender that is party to Amendment No. 5 and whose name and the aggregate principal amount of its Class B Revolving Commitment are set forth on Schedule 2 to Amendment No. 5 and (b) on or after Amendment No. 5 Effective Date, without duplication of clause (a) above as of Amendment No. 5 Effective Date, each Lender that holds a Class B Revolving Commitment. “Class B Revolving Loan” means a Revolving Credit Loan made by any Class B Revolving Lender pursuant to its Class B Revolving Commitment. “Code” means the Internal Revenue Code of 1986, as amended from time to time. “Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are purported to be granted pursuant to the Security Documents as security for the Secured Obligations. “Collateral Agent” has the meaning assigned to such term in the Collateral Agreement. 14 US-DOCS\115047431.4

“Collateral Agreement” means the Collateral Agreement among Holdings, the Borrower, each other Loan Party and the Collateral Agent, substantially in the form of Exhibit C. “Collateral and Guarantee Requirement” means, at any time, the requirement that: (a) the Administrative Agent shall have received from (i) Holdings, the Borrower and each other Domestic Subsidiary (other than an Excluded Subsidiary) either (x) a counterpart of the Guarantee Agreement duly executed and delivered on behalf of such Person or (y) in the case of any Person that becomes or is required to become a Loan Party after the Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the Guarantee Agreement, in the form specified therein, duly executed and delivered on behalf of such Person and (ii) Holdings, the Borrower and each Subsidiary Loan Party either (x) a counterpart of the Collateral Agreement duly executed and delivered on behalf of such Person or (y) in the case of any Person that becomes or is required to become a Loan Party after the Effective Date (including by ceasing to be an Excluded Subsidiary), a supplement to the Collateral Agreement, in the form specified therein, duly executed and delivered on behalf of such Person, in each case under this clause (a) together with, in the case of any such Loan Document executed and delivered after the Effective Date, documents of the type referred to in Section 4.01(b) and Section 4.01(d)); (b) all outstanding Equity Interests of the Borrower and the Restricted Subsidiaries (other than any Equity Interests constituting Excluded Assets) owned by or on behalf of any Loan Party shall have been pledged pursuant to the Collateral Agreement and (except in the case of Equity Interests of Immaterial Subsidiaries or of Persons who are not Restricted Subsidiaries, including any Joint Ventures that are not Restricted Subsidiaries) the Collateral Agent shall have received certificates or other instruments representing all such Equity Interests (if any), together with undated stock powers or other instruments of transfer with respect thereto endorsed in blank; (c) (i) other than to the extent constituting an Excluded Asset, if any Indebtedness for borrowed money of any Person other than Holdings, the Borrower or the Restricted Subsidiaries is (x) owing to any Loan Party, (y) in a principal amount in excess of $2,500,000 and (z) evidenced by a promissory note, such promissory note shall have been pledged pursuant to the Collateral Agreement and the Collateral Agent shall have received all such promissory notes, together with undated instruments of transfer with respect thereto endorsed in blank and (ii) all Indebtedness for borrowed money of Holdings, the Borrower and each Restricted Subsidiary that is owing to any Loan Party shall be evidenced by the Intercompany Note, and such Intercompany Note shall have been pledged pursuant to the Collateral Agreement and the Collateral Agent shall have received such Intercompany Note, together with undated instruments of transfer with respect thereto endorsed in blank; (d) other than to the extent constituting an Excluded Asset, all certificates, agreements, documents and instruments, including Uniform Commercial Code financing statements and intellectual property security agreements, required by the Security Documents, Requirements of Law and reasonably requested by the Administrative Agent to be filed, delivered, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents and the other provisions of the term “Collateral and Guarantee Requirement,” shall have been filed, registered or recorded or delivered to the Administrative Agent in proper form for filing, registration or recording, in each case, subject to exceptions and limitations otherwise set forth in this Agreement and the other Loan Documents; (e) other than with respect to any Excluded Account, each Loan Party shall use reasonable best efforts to obtain a control agreement (each, an “Account Control Agreement”) (or, if any such Loan Party is unable to obtain a control agreement from the financial institution where any deposit account, 15 US-DOCS\115047431.4 securities account or commodities account is located, it will relocate such account to another financial institution and obtain a control agreement), with the Collateral Agent and any bank with which such Loan Party maintains a deposit account, securities account or commodities account (each as defined in the UCC) (collectively, the “Controlled Accounts”) not later than 90 days following the opening or acquisition of any such account (or such longer period as the Administrative Agent may agree in its sole discretion); and (f) the Administrative Agent shall have received (i) counterparts of a Mortgage with respect to each Mortgaged Property duly executed and delivered by the record owner of such Mortgaged Property, (ii) a policy or policies of title insurance or a marked unconditional commitment or binder thereof issued by a nationally recognized title insurance company reasonably acceptable to the Administrative Agent insuring the Lien of each such Mortgage as a first priority Lien on the title to such Mortgaged Property described therein, for an amount no less than the Fair Market Value of such Mortgaged Property together with such endorsements as the Collateral Agent may reasonably request and which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located, (iii) such affidavits, instruments of indemnification (including a so-called “gap” indemnification) as are customarily requested by the title company to induce the title company to issue the title policies and endorsements contemplated above, (iv) evidence reasonably acceptable to the Administrative Agent of payment by Holdings, the Borrower or any other Subsidiary of all title policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the title policies referred to above, (v) a survey of each Mortgaged Property in such form as shall be required by the title company to issue the so called comprehensive and other survey related endorsements and to remove the standard survey exceptions from the title policies and endorsements contemplated above (provided, however, that a survey shall not be required to the extent that the issuer of the applicable title insurance policy provides reasonable and customary survey related coverages (including, without limitation, survey related endorsements) in the applicable title insurance policy based on an existing survey and/or such other documentation as may be reasonably satisfactory to the title insurer), (vi) if required pursuant to the Flood Insurance Laws, completed “Life of Loan” Federal Emergency Management Agency (“FEMA”) Standard Flood Hazard Determination with respect to each Mortgaged Property subject to the applicable FEMA rules and regulations (together with a notice about special flood hazard area status and flood disaster assistance duly executed by Holdings, the Borrower and each Loan Party relating thereto), (vii) if any Mortgaged Property is located in an area determined by FEMA to have special flood hazards, evidence of such flood insurance as may be required under any Requirements of Law, including Regulation H of the Board of Governors and the other Flood Insurance Laws and as required under Section 5.07, (viii) such legal opinions as the Administrative Agent may reasonably request with respect to the enforceability of any such Mortgage and such other customary matters as are reasonably requested by the Administrative Agent, and (ix) existing environmental assessment reports, to the extent available and in the possession or reasonable control of the Borrower or its Subsidiaries. Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary, (a) the foregoing provisions of this definition shall not require the creation or perfection of pledges of or security interests in, or the obtaining of title insurance, legal opinions or other deliverables with respect to, particular assets of the Loan Parties, or the provision of Guarantees by any Subsidiary (i) if such assets constitute Excluded Assets, (ii) if, and for so long as and to the extent that the Administrative Agent and the Borrower reasonably agree that the cost, burden, difficulty or consequence of creating or perfecting such pledges or security interests in such assets, or obtaining such title insurance, legal opinions or other deliverables in respect of such assets, or providing such Guarantees outweighs the benefits to be obtained by the Lenders therefrom, (iii) if and for so long as and to the extent that the Borrower reasonably determines in consultation with (but without the consent 16 US-DOCS\115047431.4

of) the Administrative Agent that such creation or perfection of pledges of or security interest or Guarantee would result in any material adverse Tax consequences to Holdings, the Borrower or one of their respective Subsidiaries or to any direct or indirect Parent Entity or other equityholder of any of the foregoing (including the imposition of material withholding, recording or other Taxes) and/or (iv) if the grant or perfection of a security interest in such asset would (A) be prohibited or restricted by any applicable license, franchise, charter, authorization or other applicable Requirement of Laws (including any legally effective prohibition or restriction on such grant or perfection), (B) require the consent of any applicable Governmental Authority (except to the extent such consent has been obtained), (C) violate the terms of any contract (to the extent binding on such Person or property at the time of the acquisition thereof and not incurred in contemplation of such acquisition) (in each case of (A), (B) and (C), after giving effect to the applicable anti-assignment provisions of the UCC or other similar applicable law) or (D) trigger termination of any contract pursuant to any “change of control” or similar provision (to the extent binding on such Person or property at the time of the acquisition thereof and not incurred in contemplation of such acquisition); it being understood that the Collateral shall include any proceeds and/or receivables (other than to the extent constituting Excluded Assets) arising out of any contract described in clause (a)(iv)(C) and (D) to the extent the assignment of such proceeds or receivables is expressly deemed effective under the UCC or other similar applicable law notwithstanding the relevant prohibition, violation or termination right, (b) Liens required to be granted from time to time pursuant to the term “Collateral and Guarantee Requirement” shall be subject to exceptions and limitations set forth herein and in the Security Documents as in effect on the Effective Date, (c) no control agreements or other control or similar arrangements shall be required with respect to any Excluded Account, (d) no perfection actions (beyond the filing of a financing statement under the Uniform Commercial Code) shall be required, nor shall the Administrative Agent or Collateral Agent be authorized to take any actions (beyond the filing of a financing statement under the Uniform Commercial Code) with respect to (A) commercial tort claims with a value less than $2,500,000, (B) Vehicles and other assets subject to certificates of title, (C) letter of credit rights, (D) promissory notes evidencing debt for borrowed money by any Person in a principal amount individually or in an aggregate of less than $2,500,000, and (E) (i) the Equity Interests of any Immaterial Subsidiary and/or (ii) the Equity Interests of a Person that is not a subsidiary, which Person, if a Subsidiary, would constitute an Immaterial Subsidiary, including any Joint Venture that is not a Subsidiary, (e) no actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction shall be required to be taken, nor shall the Administrative Agent be authorized to take any such action, to create any security interests in assets located or titled outside of the United States (including any Equity Interests of Foreign Subsidiaries and any Foreign Intellectual Property) or to perfect or make enforceable any security interests in any such assets (it being understood that there shall be no security agreements or pledge agreements governed under the laws of any non-U.S. jurisdiction), and (f) no Loan Party shall be required to seek any landlord lien waiver, estoppel, warehouseman waiver or other collateral access or similar letter or agreement. The Administrative Agent (in its reasonable discretion) may grant extensions of time for the creation and perfection of security interests in or the obtaining of title insurance, legal opinions or other deliverables with respect to particular assets or the provision of any Guarantee by any Subsidiary (including extensions beyond the Effective Date, the timelines set forth in Schedule 5.14 or in connection with assets acquired, or Subsidiaries formed or acquired, after the Effective Date) where it determines that such action cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required to be accomplished by this Agreement or the Security Documents. “Commitment” means, with respect to any Lender, its Incremental Commitment, its Revolving Commitment (including the 2020 Incremental Revolving Commitments, Incremental No. 3 Revolving Commitments and the, Incremental No. 4 Revolving Commitments, Class A Revolving Commitments and Class B Revolving Commitments), Replacement Revolving Commitment, Other Revolving Commitment of any Class, Initial Term Loan Commitment, 2020 Incremental Term Loan Commitment, 17 US-DOCS\115047431.4

2021 Incremental Term Loan Commitment or Other Term Commitment of any Class or any combination thereof (as the context requires). “Commitment Letter” means that certain Commitment Letter, dated as of August 15, 2019, by and among Blizzard Parent, LLC, Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock Capital Advisors, LLC, MidCap Financial Trust and Benefit Street Partners L.L.C.. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Company Competitor” means any competitor of Holdings, the Borrower or any of its Subsidiaries. “Company Materials” has the meaning assigned to such term in Section 5.01. “Competitor Debt Fund Affiliate” means, with respect to any Company Competitor or any Affiliate thereof, any debt fund, investment vehicle, regulated bank entity or unregulated lending entity that is (i) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of business and (ii) managed, sponsored or advised by any Person that is Controlling, Controlled by or under common Control with the relevant Company Competitor or Affiliate thereof, but only to the extent that no personnel involved with the investment in the relevant Company Competitor (A) makes (or has the right to make or participate with others in making) investment decisions on behalf of, or otherwise cause the direction of the investment policies of, such debt fund, investment vehicle, regulated bank entity or unregulated entity or (B) except in its capacity as a Lender or potential lender, has access to any information (other than information that is publicly available) relating to Holdings, the Borrower and/or any entity that forms part of any of their respective businesses (including any of their respective subsidiaries). “Consolidated Cash EBITDA” means, for any period, Consolidated EBITDA, plus 100% of the net decrease in the Contract Asset Balance on the last day of such period compared to the first day of such period, less 100% of the net increase in the Contract Asset Balance on the last day of such period compared to the first day of such period. “Compliance Certificate” means a Compliance Certificate required to be delivered pursuant to Section 5.01. “Consolidated EBITDA” means, for any period, the Consolidated Net Income for such period, plus: (a) without duplication and to the extent already deducted or, in the case of clauses (v), (viii), (xiii) and (xix) below, to the extent not included (and not added back or excluded) in arriving at such Consolidated Net Income, the sum of the following amounts for such period: (i) total interest expense and, to the extent not reflected in such total interest expense, non-cash interest payments, premium payments, debt discount, fees, charges and related expenses incurred in connection with borrowed money (including capitalized interest) or in connection with the deferred purchase price of assets, the implied interest component of synthetic leases with respect to such period, interest in respect of Financing Lease Obligations, any discounts, yield and other fees and charges (including any interest expense) related to any Permitted Receivables Financing, any losses on hedging obligations or other derivative 18 US-DOCS\115047431.4 instruments entered into for the purpose of hedging interest rate risk, net of interest income and gains on such hedging obligations or such derivative instruments, and commissions, discounts and other fees and charges owed with respect to bankers acceptances, and bank and letter of credit fees and costs of surety bonds in connection with financing activities (whether amortized or immediately expensed), (ii) provision for taxes based on income, profits, revenue or capital, and sales taxes, including federal, foreign and state income, franchise, excise and similar taxes based on income, profits, revenue or capital and foreign withholding taxes paid or accrued during such period (including in respect of repatriated funds) including penalties and interest related to such taxes or arising from any tax examinations, (iii) depreciation and amortization (including amortization of (A) deferred financing commissions, fees, expenses, yield or costs (including original issue discount) and (B) intangible assets, including goodwill and Capitalized Software Expenditures), (iv) other non-cash charges (provided, in each case, that if any non-cash charges represent an accrual or reserve for potential cash items in any future period, (A) the Borrower may determine not to add back such non-cash charge in the current period or (B) to the extent the Borrower decides to add back such non-cash charge, the cash payment in respect thereof in such future period shall be subtracted from Consolidated EBITDA to such extent), and excluding amortization of a prepaid cash item that was paid in a prior period, (v) the aggregate amount of Consolidated Net Income attributable to non-controlling interests of third parties in any non wholly-owned Subsidiary, excluding cash distributions in respect thereof to the extent already included in Consolidated Net Income, (vi) (A) the amount of management, monitoring, consulting and advisory fees, indemnities and related expenses paid or accrued in such period to (or on behalf of) any Investor (including any termination fees payable in connection with the early termination of management and monitoring agreements and any expenses paid in connection with the limited partnership agreement, unitholder agreement or similar agreement applicable to any Parent Entity (in each case, including any amortization thereof)), (B) the amount of any fees or reimbursements (including pursuant to any management agreement) of directors, officers, employees, consultants and board observers, (C) the amount of payments made to option holders of Holdings, the Borrower or any Parent Entity in connection with, or as a result of, any distribution being made to shareholders of such Person or its direct or indirect Parent Entities, which payments are being made to compensate such option holders as though they were shareholders at the time of, and entitled to share in, such distribution, and the employer portion of any payroll taxes associated therewith, in each case to the extent permitted in the Loan Documents, and (D) amounts of the type described in clauses (A) through (C) of this paragraph (vi) paid or accrued on or prior to the Effective Date (and following the Effective Date, with respect to indemnification or other amounts owed in respect of arrangements in effect prior to the Effective Date) and payable to Affiliates of the Target prior to the Effective Date; (vii) losses or discounts on sales of receivables and related assets in connection with any Permitted Receivables Financing, (viii) cash receipts (or any netting arrangements resulting in reduced cash expenditures) not included in the calculation of Consolidated EBITDA in any prior period to the 19 US-DOCS\115047431.4 extent non-cash gains relating to such receipts were deducted in the calculation of Consolidated EBITDA pursuant to clause (c) below for any previous period and not added back, (ix) (A) any costs or expenses incurred or paid by the Borrower (or Holdings or any Parent Entity) or any Restricted Subsidiary pursuant to any management equity plan, stock option plan, “phantom” stock plans or any other management or employee benefit plan or long term incentive plan or agreement, any severance agreement or any stock subscription or shareholder agreement, non-compete agreements and other similar agreements and the employer portion of any payroll taxes associated therewith, and (B) any charge in connection with the rollover, acceleration or payout of equity interests held by management and members of the board of the Borrower (or Holdings, or any Parent Entity) and the employer portion of any payroll taxes associated therewith, in each case under this clause (B), to the extent any such cash charge is funded with net cash proceeds contributed to the Borrower as a capital contribution or as a result of Net Proceeds of an issuance of Equity Interests (other than Disqualified Equity Interests, any “specified equity contribution” or any “excluded contribution” (other than any such excluded contribution designated for such purpose)) of the Borrower, (x) any net pension or other post-employment benefit costs representing amortization of unrecognized prior service costs, actuarial losses, including amortization of such amounts arising in prior periods, amortization of the unrecognized net obligation (and loss or cost) existing at the date of initial application of FASB Accounting Standards Codification 715, and any other items of a similar nature, (xi) charges attributable to, and payments of, legal settlements, fines, judgments or orders, (xii) earn-out obligations and other post-closing obligations to sellers (including transaction tax benefit payments or to the extent accounted for as bonuses or otherwise) incurred in connection with the Transactions and/or any Acquisition Transaction or other Investment (including any acquisition or other investment consummated prior to the Effective Date) or adjustments thereof, which is paid or accrued during the applicable period, (xiii) to the extent not otherwise included in Consolidated Net Income, proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not then received so long as the Borrower in good faith expects to receive such proceeds within the next four fiscal quarters (it being understood that to the extent such proceeds are not actually received within such fiscal quarters, such proceeds shall be deducted in calculating Consolidated EBITDA for such fiscal quarters)), (xiv) the amount of any charge or deduction associated with any Restricted Subsidiary that is attributable to any non-controlling interest or minority interest of any third party, (xv) (A) the amount of any charge in connection with a single or one-time event, including, without limitation, in connection with the Transactions and/or any Acquisition Transaction or other Investment consummated after the Effective Date (including, without limitation, legal, accounting and other professional fees and expenses incurred in connection with acquisitions and other investments made prior to the Effective Date) and (B) charges, expenses or losses incurred in such period in connection with any Tax Restructuring (in each case, whether or not consummated); provided that the aggregate amount added to Consolidated EBITDA pursuant to this clause (a)(xv), when combined, without duplication, with any amount added pursuant to clauses (a)(xvi) and (b)(1) of this definition, excluded pursuant to clause (a) of the definition of 20 US-DOCS\115047431.4

“Consolidated Net Income” and included pursuant to Section 1.11(c) for any Test Period shall not exceed (x) for purpose of any calculation of Consolidated EBITDA under this Agreement, an amount equal to 20.0% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to such add-backs) and (y) for purposes of any calculation of Consolidated Cash EBITDA under this Agreement, an amount equal to 25.0% of Consolidated Cash EBITDA for such Test Period (calculated prior to giving effect to such add-backs), (xvi) charges relating to the sale of products in new locations, including, without limitation, start-up costs, initial testing and registration costs in new markets, the cost of feasibility studies, travel costs for employees engaged in activities relating to any or all of the foregoing and the allocation of general and administrative support in connection with any or all of the foregoing; provided that the aggregate amount added to Consolidated EBITDA pursuant to this clause (a)(xvi), when combined, without duplication, with any amount added pursuant to clauses (a)(xv) and (b)(1) of this definition, excluded pursuant to clause (a) of the definition of “Consolidated Net Income” and included pursuant to Section 1.11(c) for any Test Period shall not exceed (x) for purpose of any calculation of Consolidated EBITDA under this Agreement, an amount equal to 20.0% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to such add-backs) and (y) for purposes of any calculation of Consolidated Cash EBITDA under this Agreement, an amount equal to 25.0% of Consolidated Cash EBITDA for such Test Period (calculated prior to giving effect to such add-backs), (xvii) charges associated with, or in anticipation of, or preparation for, compliance with the requirements of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith and charges relating to compliance with the provisions of the Securities Act and the Exchange Act, as applicable to companies with equity or debt securities held by the public, the rules of national securities exchange companies with listed equity or debt securities, employees’, consultants’, directors’ or managers’ compensation, fees and expense reimbursement, charges relating to investor relations, shareholder meetings and reports to shareholders or debtholders, directors’ and officers’ insurance and other executive costs, legal and other professional fees and listing fees (collectively, “Public Company Costs”), (xviii) [reserved], (xix) add-backs and adjustments identified in the quality of earnings analysis prepared by PricewaterhouseCoopers LLP dated June 8, 2019 (the “QofE Report”) and delivered to the Joint Lead Arrangers, (xx) costs, expenses, charges, accruals, reserves or expenses, in each case incurred in such period and attributable to the undertaking and/or the implementation of cost savings initiatives, operating expense reductions and other similar costs restructurings, strategic initiatives and any accruals or reserves (including restructuring and integration costs related to acquisitions after the Effective Date and adjustments to existing reserves) whether or not classified as restructuring expense on the consolidated financial statements; and (xxi) operating expenses incurred on or prior to the Effective Date attributable to (A) salary obligations paid to employees terminated prior to the Effective Date and (B) wages paid to executives in excess of the amounts the Borrower is required to pay pursuant to its employment agreements, plus 21 US-DOCS\115047431.4

(b) (1) without duplication, the amount of “run rate” cost savings, operating expense reductions and synergies related to the Transactions and any Specified Transaction, any restructuring, cost saving initiative or other initiative that are projected by the Borrower in good faith to be realized as a result of actions that have been taken or initiated or are expected to be taken or initiated on or prior to the date that six fiscal quarters after the date of consummation of the Transactions, such Specified Transaction, restructuring, cost saving initiative or other initiative, in each case, as applicable, including any cost savings, expenses and charges (including restructuring and integration charges) in connection with, or incurred by or on behalf of, any Joint Venture of the Borrower or any of the Restricted Subsidiaries (whether accounted for on the financial statements of any such Joint Venture or the Borrower; provided that the share of any such “run rate” cost savings, operating expense reductions and synergies with respect to a Joint Venture that are to be allocated to the Borrower or any of the Restricted Subsidiaries shall not exceed the total amount thereof for any such Joint Venture multiplied by the percentage of income of such Joint Venture reasonably projected by the Borrower in good faith to be included in Consolidated Net Income for the relevant Test Period) with respect to any of the Transactions, Specified Transaction and any restructuring, cost saving initiative or other initiative (which cost savings shall be added to Consolidated EBITDA for each Test Period until fully realized and shall be calculated on a pro forma basis as though such cost savings had been realized on the first day of the relevant Test Period, net of the amount of actual benefits realized from such actions); provided that (A) such cost savings are reasonably identifiable and factually supportable and (B) no cost savings, operating expense reductions or synergies shall be added pursuant to this clause (b) to the extent duplicative of any expenses or charges relating to such cost savings, operating expense reductions or synergies that are included in clause (a) above or otherwise added back in the computation of Consolidated EBITDA (whether through a pro forma adjustment or otherwise) for such period (it being understood and agreed that “run rate” shall mean the full recurring benefit that is associated with any action taken) and (C) the aggregate amount added to Consolidated EBITDA pursuant to this clause (b)(1), when combined, without duplication, with any amount added pursuant to clauses (a)(xv) and (a)(xvi) of this definition, excluded pursuant to clause (a) of the definition of “Consolidated Net Income” and included pursuant to Section 1.11(c) for any Test Period shall not exceed (x) for purpose of any calculation of Consolidated EBITDA under this Agreement, an amount equal to 20.0% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to such add-backs) and (y) for purposes of any calculation of Consolidated Cash EBITDA under this Agreement, an amount equal to 25.0% of Consolidated Cash EBITDA for such Test Period (calculated prior to giving effect to such add-backs) and (2) other adjustments and add-backs calculated in accordance with Regulation S-X; less (c) without duplication and (other than with respect to clauses (ii) and (iii) below) to the extent included in arriving at such Consolidated Net Income, the sum of the following amounts for such period: (i) non-cash gains (excluding any non-cash gain to the extent it represents the reversal of an accrual or reserve for a potential cash item that reduced Consolidated Net Income or Consolidated EBITDA in any prior period), (ii) the amount of any non-controlling interest consisting of loss attributable to non-controlling interests of third parties in any Restricted Subsidiary that is not a wholly owned subsidiary added to and not deducted in such period from Consolidated Net Income, (iii) cash expenditures (or any netting arrangements resulting in increased cash expenditures) not representing Consolidated EBITDA in any period to the extent non-cash losses 22 US-DOCS\115047431.4 relating to such expenditures were added to the calculation of Consolidated EBITDA for any previous periods and not subtracted back; and (iv) interest expense and principal payments made by any Receivables Subsidiary in respect of any Permitted Receivables Financing, but excluding (A) payments of principal to the extent effecting a Refinancing thereof or (B) any other prepayment of any such Permitted Receivables Financing, but only to the extent that any remaining Permitted Receivables Financing Assets formerly subject to any such Permitted Refinancing Facility are transferred by the Receivables Subsidiary to a the Borrower or a Restricted Subsidiary (other than a Receivables Subsidiary) in connection with such prepayment, in each case, as determined on a consolidated basis for the Borrower and the Restricted Subsidiaries in accordance with GAAP; provided that: (I) there shall be included in determining Consolidated EBITDA for any period, without duplication, the Acquired EBITDA of any Person, property, business or asset acquired by the Borrower or any Restricted Subsidiary during such period (other than any Unrestricted Subsidiary) whether such acquisition occurred before or after the Effective Date to the extent not subsequently sold, transferred or otherwise disposed of (but not including the Acquired EBITDA of any related Person, property, business or assets to the extent not so acquired) (each such Person, property, business or asset acquired, including pursuant to a transaction consummated prior to the Effective Date, and not subsequently so disposed of, an “Acquired Entity or Business”), and the Acquired EBITDA of any Unrestricted Subsidiary that is converted into a Restricted Subsidiary during such period (each, a “Converted Restricted Subsidiary”), in each case based on the Acquired EBITDA of such Pro Forma Entity for such period (including the portion thereof occurring prior to such acquisition or conversion) determined on a historical pro forma basis, (II) there shall be excluded in determining Consolidated EBITDA for any period the Disposed EBITDA of any Person, property, business or asset (other than any Unrestricted Subsidiary) sold, transferred or otherwise disposed of, closed or classified as discontinued operations by the Borrower or any Restricted Subsidiary during such period (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of) (each such Person, property, business or asset so sold, transferred or otherwise disposed of, closed or classified, a “Sold Entity or Business”), and the Disposed EBITDA of any Restricted Subsidiary that is converted into an Unrestricted Subsidiary during such period (each, a “Converted Unrestricted Subsidiary”), in each case based on the Disposed EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary for such period (including the portion thereof occurring prior to such sale, transfer, disposition, closure, classification or conversion) determined on a historical pro forma basis, and (III) Consolidated EBITDA shall be increased (with respect to losses) or decreased (with respect to gains) by, without duplication, any net realized gains and losses relating to (i) amounts denominated in foreign currencies resulting from the application of FASB ASC 830 (including net realized gains and losses from exchange rate fluctuations on intercompany balances and balance sheet items, net of realized gains or losses from related Swap Agreements (entered into in the ordinary course of business or consistent with past practice)) or (ii) any other 23 US-DOCS\115047431.4 amounts denominated in or otherwise trued-up to provide similar accounting as if it were denominated in foreign currencies. Notwithstanding the foregoing, but subject to any adjustment as set forth above in clauses (I) and (II) of the immediately preceding proviso with respect to Acquisitions and Dispositions occurring prior to, on and following the Effective Date and other adjustments contemplated by Section 1.11 and clause (b) above, Consolidated EBITDA shall be $5,200,000, $19,500,000, $13,000,000 and $135,700,000 for the fiscal quarters ended March 31, 2019, June 30, 2019, September 30, 2019 and December 31, 2019, respectively. “Consolidated Net Income” means, for any period, the Net Income of the Borrower and the Restricted Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, excluding, without duplication: (a) extraordinary, exceptional, unusual or non-recurring gains or losses (less all fees and expenses relating thereto) or expenses; provided that the aggregate amount excluded pursuant to clause (a) of this definition, when combined, without duplication, with amounts added to Consolidated EBITDA pursuant to clauses (a)(xv), (a)(xvi) and (b)(1) of the definition of “Consolidated EBITDA” and included pursuant to Section 1.11(c), in each case, for any Test Period shall not exceed (x) for purpose of any calculation of Consolidated EBITDA under this Agreement, an amount equal to 20.0% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to such add-backs) and (y) for purposes of any calculation of Consolidated Cash EBITDA under this Agreement, an amount equal to 25.0% of Consolidated Cash EBITDA for such Test Period (calculated prior to giving effect to such add-backs), (b) restructuring charges, severance costs, security, relocation costs, integration and facilities’ opening costs, redundancy charges, any charges relating to any Tax Restructuring, business optimization charges, including related to new product introductions, systems implementation charges, charges relating to entry into a new market, consulting charges, product and intellectual property development, software development charges, charges associated with new systems design, project startup charges, information technology charges, charges in connection with new operations, corporate development charges, recruiting fees, signing costs, retention or completion bonuses (and the employer portion of any payroll taxes associated therewith), transition costs, costs (including in respect of employees and management) related to establishing new facilities or reserves or related to discontinuation/closure/consolidation of facilities, internal costs in respect of strategic initiatives, duplicative rent expense, implementation of any enhanced accounting function (including in connection with becoming a standalone entity or public company) and curtailments or modifications to pension and post-retirement employee benefit plans (including any settlement of multi-employer plan or pension liabilities), in each case, incurred during such period, (c) the cumulative effect of a change in accounting policy or in accounting principles, including if reflected through a restatement or retroactive application, during such period, (d) Transaction Costs, including (i) payment of any severance and the amount of any other success, change of control or similar bonuses or payments payable to any current or former employee, director, officer or consultant of the Borrower or any of its Subsidiaries as a result of the consummation of the Transactions without the requirement of any action on the part of the Borrower or any of its Subsidiaries, and (ii) costs in connection with payments related to the rollover, acceleration or payout of equity interests and stock options held by management and members of the board of the Borrower and its Subsidiaries, including the payment of any employer taxes related to the items in this clause (d), and similar costs, expenses or charges incurred in connection with each Specified Acquisition, 24 US-DOCS\115047431.4

(e) the net income (loss) for such period of any Person that is an Unrestricted Subsidiary and any Person that is not the Borrower or a Subsidiary or that is accounted for by the equity method of accounting, except to the extent of the amount of dividends or distributions or other similar payments that are actually paid in cash (or to the extent converted into cash) by such Person to the Borrower or any Restricted Subsidiary during such period, (f) any fees and expenses (including any transaction or retention bonus or similar payment) incurred during such period, or any amortization thereof for such period, in connection with any acquisition, non-recurring costs to acquire equipment to the extent not capitalized in accordance with GAAP, Investment, recapitalization, asset disposition, non-competition agreement, issuance or repayment of debt, issuance of equity securities (including any IPO of any Parent Entity), refinancing transaction or amendment or other modification of or waiver or consent or forbearance or restructuring relating to any debt instrument (in each case, including the Transaction Costs and any such transaction consummated prior to the Effective Date and any such transaction undertaken but not completed and/or successful) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction, in each case whether or not successful or completed (including, for the avoidance of doubt, the effects of expensing all transaction-related expenses in accordance with FASB Accounting Standards Codification 805 and gains or losses associated with FASB Accounting Standards Codification 460), (g) any income (loss) for such period attributable to the early extinguishment of Indebtedness, hedging agreements or other derivative instruments, (h) accruals and reserves that are established or adjusted in accordance with GAAP (including any adjustment of estimated payouts on existing earnouts, inventory, property and equipment, leases, rights fee arrangements, software, goodwill, intangible assets, in-process research and development, deferred revenue, advanced billings and debt line items thereof) resulting from the application of recapitalization accounting or the acquisition method of accounting, as the case may be, in relation to the Transactions or any consummated acquisition (or the amortization or write-off of any amounts thereof) or changes as a result of the adoption or modification of accounting policies during such period or inventory valuation policy methods (including changes in capitalization or variances) or other inventory adjustments (including any non-cash increase in expense as a result of last-in-first-out and/or first-in-last-out methods of accounting), (i) all Non-Cash Compensation Expenses, (j) any income (loss) attributable to deferred compensation plans or trusts, any employment benefit scheme or any similar equity plan or agreement, (k) any income (loss) from investments recorded using the equity method of accounting (but including any cash dividends or distributions actually received by the Borrower or any Restricted Subsidiary in respect of such investment), (l) any gain (loss) on asset sales, disposals or abandonments (other than asset sales, disposals or abandonments in the ordinary course of business) or income (loss) from discontinued operations (but if such operations are classified as discontinued due to the fact that they are subject to an agreement to dispose of such operations, only when and to the extent such operations are actually disposed of), (m) any non-cash gain (loss) attributable to the mark to market movement in the valuation of hedging obligations or other derivative instruments pursuant to FASB Accounting Standards Codification 815-Derivatives and Hedging or mark to market movement of other financial instruments pursuant to 25 US-DOCS\115047431.4

FASB Accounting Standards Codification 825-Financial Instruments; provided that any cash payments or receipts relating to transactions realized in a given period shall be taken into account in such period, (n) any non-cash gain (loss) related to currency remeasurements of Indebtedness (including the net loss or gain resulting from hedging agreements for currency exchange risk and revaluations of intercompany balances or any other currency-related risk), unrealized or realized net foreign currency translation or transaction gains or losses impacting net income, (o) any non-cash expenses, accruals or reserves related to adjustments to historical tax exposures (provided, in each case, that the cash payment in respect thereof in such future period shall be subtracted from Consolidated Net Income for the period in which such cash payment was made), (p) any impairment charge or asset write-off or write-down related to intangible assets (including goodwill), long-lived assets, and investments in debt and equity securities, in each case, including as a result of a Change in Law; (q) the effects of purchase accounting, fair value accounting or recapitalization accounting adjustments (including the effects of such adjustments pushed down to the referent Person and its Restricted Subsidiaries) resulting from the application of purchase accounting, fair value accounting or recapitalization accounting in relation to the Transactions or any Acquisition Transaction consummated before or after the Effective Date, and the amortization, write-down or write-off of any amounts thereof, will be excluded; and (r) the amount of any expense required to be recorded as compensation expense related to contingent transaction consideration and the employer portion of any payroll taxes associated therewith. There shall be included in Consolidated Net Income, without duplication, the amount of any cash tax benefits related to the tax amortization of intangible assets in such period. In addition, to the extent not already included in Consolidated Net Income, Consolidated Net Income shall include the amount of proceeds received or, so long as the Borrower has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer or indemnifying party and only to the extent that such amount is in fact reimbursed within 365 days of the date of the insurable or indemnifiable event (it being understood that to the extent such proceeds are not actually received within such 365 day period, such proceeds shall be deducted in calculating Consolidated Net Income for such period), due from insurance or reimbursement of expenses and charges that are covered by indemnification and other reimbursement provisions in connection with any acquisition or other Investment or any disposition of any asset permitted hereunder. “Consolidated Total Assets” means, as at any date of determination, the amount that would be set forth opposite the caption “total assets” (or any like caption) on the most recent consolidated balance sheet of the Borrower and the Restricted Subsidiaries in accordance with GAAP (excluding, for the avoidance of doubt, amounts attributable to Unrestricted Subsidiaries). Prior to the delivery of the financial statements pursuant to Section 5.01(a) and Section 5.01(b), Consolidated Total Assets shall be determined by reference to the Pro Forma Financial Statements. “Consolidated Total Debt” means, as of any date of determination, the outstanding principal amount of all third party indebtedness for borrowed money (including purchase money indebtedness and, if not paid when due and payable, earn-out obligations or similar obligations), unreimbursed drawings under letters of credit to the extent not reimbursed within one Business Day following the drawing thereof (or such later time as may be permitted by the documentation governing the issuance of such letter of credit), Financing Lease Obligations and third party Indebtedness obligations evidenced by bonds, 26 US-DOCS\115047431.4 debentures, notes or similar instruments, in each case of the Borrower and the Restricted Subsidiaries on such date, on a consolidated basis and determined in accordance with GAAP (but without giving effect to any election to value any such Indebtedness at “fair value”, as described in clause (a) of the definition of “GAAP”, or any other accounting principle that results in any such Indebtedness (other than zero coupon Indebtedness) being reflected as an amount below the stated principal amount thereof and excluding, in any event, the effects of any discounting of Indebtedness resulting from the application of acquisition method accounting in connection with any Permitted Acquisition or other Investment); provided that Permitted Receivables Financings shall not constitute Indebtedness of the type included in the definition of Consolidated Total Debt. “Consolidated Total Net Debt” means, as of any date of determination, Consolidated Total Debt as of such date, minus an amount (which shall not be less than zero and not to exceed $25,000,000) of the aggregate amount of unrestricted cash and Cash Equivalents owned by the Borrower or any Restricted Subsidiary and held in deposit accounts or securities accounts that are subject to Account Control Agreements granting the Collateral Agent a first priority perfected lien, as reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP but without giving pro forma effect to the receipt of the proceeds of any Indebtedness that is incurred on such date. “Consolidated Working Capital” means, at any date, the excess of (a) the sum of all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption “total current assets” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries at such date, excluding the current portion of current and deferred income taxes over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption “total current liabilities” (or any like caption) on a consolidated balance sheet of the Borrower and the Restricted Subsidiaries on such date, including (for purposes of both clauses (a) and (b)) current and long-term deferred revenue but excluding (for purposes of both clauses (a) and (b) above, as applicable), without duplication, (i) the current portion of any Funded Debt, (ii) all Indebtedness consisting of Loans and obligations under the Revolving Credit Facility, any Replacement Revolving Facility, Other Revolving Loans or any other revolving credit facility that is effective in reliance on Section 6.01(a)(xxiii), to the extent otherwise included therein, (iii) the current portion of interest, (iv) the current portion of current and deferred income taxes, (v) any other liabilities that are not Indebtedness and will not be settled in cash or Cash Equivalents during the next succeeding twelve month period after such date, (vi) the effects from applying recapitalization or purchase accounting, (vii) any earn out obligations and (viii) any asset or liability in respect of net obligations of such Person in respect of Swap Agreements entered into in the ordinary course of business; provided that, for purposes of calculating Excess Cash Flow, increases or decreases in working capital (A) arising from acquisitions or dispositions by the Borrower and the Restricted Subsidiaries shall be measured from the date on which such acquisition or disposition occurred until the first anniversary of such acquisition or disposition with respect to the Person subject to such acquisition or disposition and (B) shall exclude (I) the impact of non-cash adjustments contemplated in the Excess Cash Flow calculation, (II) the impact of adjusting items in the definition of “Consolidated Net Income” and (III) any changes in current assets or current liabilities as a result of (x) the effect of fluctuations in the amount of accrued or contingent obligations, assets or liabilities under hedging agreements or other derivative obligations, (y) any reclassification in accordance with GAAP of assets or liabilities, as applicable, between current and noncurrent or (z) the effects of acquisition method accounting. “Contract Asset Balance Coverage Ratio” means, on any date of determination, the ratio of (a) the Contract Asset Balance as of the last day of the Test Period most recently ended on or prior to such date of determination to (b) Consolidated Total Net Debt as of the last day of such Test Period. 27 US-DOCS\115047431.4

“Contract Asset Balance” means, as of the date of determination and on a consolidated basis, the aggregate value of cash payments due to, but not yet received by, the Borrower and its Restricted Subsidiaries (including any Receivables Subsidiary) in connection with all policies sold on behalf of insurance carriers, including but not limited to, all current and future cash flows associated with first year and renewal commissions, net of any commissions due to external producers in respect of such policies. “Contract Consideration” has the meaning assigned to such term in the definition of “Excess Cash Flow.” “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” has the meaning assigned to such term in clause (e) of the definition of “Collateral and Guarantee Requirement.” “Converted Restricted Subsidiary” has the meaning assigned to such term in the definition of “Consolidated EBITDA.” “Converted Unrestricted Subsidiary” has the meaning assigned to such term in the definition of “Consolidated EBITDA.” “Corrective Loan Modification Agreement” has the meaning assigned to such term in Section 2.24(f). “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” has the meaning assigned to such term in Section 9.22. “Credit Agreement Refinancing Indebtedness” means Permitted Equal Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt or Permitted Unsecured Refinancing Debt, in each case, that is issued, incurred or otherwise obtained (including by means of the extension or renewal of existing Indebtedness) to Refinance, in whole or part, existing Initial Term Loans, 2020 Incremental Term Loans, 2021 Incremental Term Loans, any other Incremental Term Loans, Other Term Loans, Replacement Revolving Loans (or unused Replacement Revolving Commitments), Revolving Loans (or unused Revolving Commitments), Other Revolving Loans (or unused Other Revolving Commitments) or any then-existing Credit Agreement Refinancing Indebtedness (“Refinanced Credit Agreement Debt”); provided that such Indebtedness: (a) except with respect to Indebtedness constituting a customary bridge facility, so long as the long-term Indebtedness into which any such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (a) and such conversion or exchange is subject only to conditions customary for similar conversions or exchanges or Indebtedness subject to 28 US-DOCS\115047431.4

Customary Escrow Provisions, does not mature earlier than and, except in the case of the Revolving Commitments, does not have a Weighted Average Life to Maturity shorter than, the earlier of the maturity of such Refinanced Credit Agreement Debt and the Latest Maturity Date, (b) does not have mandatory prepayment or redemption provisions (other than customary asset sale proceeds events, insurance, eminent domain and condemnation proceeds events, change of control offers, events of default or, in the case of loans, excess cash flow sweeps), that could result in the prepayment or redemption thereof prior to the earlier of the maturity date of the Refinanced Credit Agreement Debt and the Latest Maturity Date; provided that the foregoing requirements of this clause (b) shall not apply to the extent such Indebtedness constitutes a customary bridge facility, so long as the long-term Indebtedness into which any such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (b) and such conversion or exchange is subject only to conditions customary for similar conversions or exchanges or if such Indebtedness is subject to Customary Escrow Provisions; provided, further that, any such Indebtedness that is secured on an equal priority basis with the Liens securing the Secured Obligations may participate in any mandatory prepayments on a pro rata basis (or on a basis that is less than pro rata, but not on a greater than pro rata basis with the Loans), (c) with respect to Refinanced Credit Agreement Debt consisting of Revolving Loans (or unused Revolving Commitments), Replacement Revolving Commitments or Other Revolving Loans (or unused Other Revolving Commitments), will not require scheduled amortization or mandatory commitment reductions prior to the earlier of the Latest Maturity Date and the maturity of such Refinanced Credit Agreement Debt, (d) except as otherwise provided herein or such amount is otherwise permitted under Section 6.01, is in an original aggregate principal amount not greater than the aggregate principal amount of (or the accreted value, if applicable, shall not be greater than that of) the Refinanced Credit Agreement Debt (plus any premium (including tender premiums, if any), accrued interest and fees and expenses incurred in connection with such exchange, extension, renewal, replacement or refinancing (including defeasance costs, underwriting discounts, upfront fees or similar fees, original issue discount or initial yield payments) plus an amount equal to existing unutilized commitments and letters of credit undrawn), (e) is not incurred or guaranteed by any entity that is not a Loan Party, (f) in the case of any secured Indebtedness (i) is not secured by any assets not securing the Secured Obligations and (ii) is secured on an equal priority basis with, or on a junior basis to, the Liens securing the Secured Obligations and is subject to the relevant Intercreditor Agreements, (g) has terms and conditions (excluding pricing, interest rate margins, rate floors, discounts, fees, premiums and, subject to clauses (a) and (b) above, prepayment or redemption provisions, which shall be determined by the Borrower), that are not materially more restrictive on Holdings, the Borrower and its Restricted Subsidiaries than those applicable to the Refinanced Credit Agreement Debt, when taken as a whole (it being understood that, to the extent that any covenant or other provision is added for the benefit of any such Indebtedness, no consent shall be required by the Administrative Agent or any of the Lenders if such covenant or other provision is either (i) also added for the benefit of all Credit Facilities hereunder not constituting Refinanced Credit Agreement Debt or (ii) only applicable to periods after the Latest Maturity Date at the time of such refinancing (provided, however, that, if (x) the documentation governing such Indebtedness that includes a financial maintenance covenant consists of a revolving credit facility (whether or not the documentation therefor includes any other facilities) and (y) such financial maintenance covenant is a “springing” financial maintenance covenant for the benefit of such revolving credit facility or a covenant only applicable to, or for the benefit of, a revolving credit facility, then such Indebtedness or commitments shall not be deemed “more restrictive” with respect to any Term Facility solely as a result of such financial maintenance covenant benefiting only such revolving credit facilities)); provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least five Business Days prior to the incurrence of such Indebtedness, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower 29 US-DOCS\115047431.4 within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees) and (h) if subordinate in right of payment to the Credit Facilities hereunder, subject to a Subordination Agreement or subordination provisions reasonably acceptable to the Administrative Agent and the Borrower. “Credit Facilities” means the Revolving Credit Facility and the Term Facility. “Cure Amount” has the meaning assigned to such term in Section 7.02. “Cure Right” has the meaning assigned to such term in Section 7.02. “Customary Escrow Provisions” means customary prepayment or redemption terms relating to Escrowed Proceeds under escrow arrangements. “Data Protection Requirements” means all Requirements of Law, to the extent applicable to the items and services provided by the Borrower and each Restricted Subsidiary, relating to the privacy and security of information technology assets and equipment, computers, systems, networks, hardware, software, websites, applications, and databases and personal, personally identifiable, sensitive, confidential or regulated data and, in each case, to the protection thereof from unauthorized use, access, misappropriation or modification. “Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means any Lender that has (a) failed to fund any portion of its Loans or participations in Letters of Credit or Swingline Loans within two Business Days of the date on which such funding is required hereunder, (b) notified the Borrower, the Administrative Agent, any Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement (or provided any written notification to any Person) to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) failed, within one Business Day after request by the Administrative Agent (whether acting on its own behalf or at the reasonable request of the Borrower (it being understood that the Administrative Agent shall comply with any such reasonable request)), to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swingline Loans, (d) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute or subsequently cured, (e) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become or has a parent company that has become the subject of a bankruptcy or insolvency proceeding or any action or proceeding of the type described in Section 7.01(h) or Section 7.01(i), or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or 30 US-DOCS\115047431.4

(f) becomes the subject of a Bail-In Action. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (f) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.22(b)) upon delivery of written notice of such determination to the Borrower, any Issuing Bank, the Swingline Lender and each Lender. “Defaulting Lender Fronting Exposure” means, at any time there is a Revolving Lender that is a Defaulting Lender, (a) with respect to any Issuing Bank, such Defaulting Lender’s Applicable Percentage of the outstanding Letter of Credit obligations other than Letter of Credit obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or cash collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or cash collateralized in accordance with the terms hereof. “Delaware LLC” means any limited liability company organized or formed under the laws of the State of Delaware. “Delaware LLC Division” means the statutory division of any Delaware LLC into two or more Delaware LLCs pursuant to Section 18-217 of the Delaware Limited Liability Company Act. “Designated Non-Cash Consideration” means the Fair Market Value of non-cash consideration received by the Borrower or any Restricted Subsidiary in connection with a Disposition pursuant to Section 6.05(j) that is designated as Designated Non-Cash Consideration pursuant to a certificate of a Responsible Officer of the Borrower, setting forth the basis of such valuation (which amount will be reduced by the Fair Market Value of the portion of the non-cash consideration converted to cash within 180 days following the consummation of the applicable Disposition). “Disposed EBITDA” means, with respect to any Sold Entity or Business or Converted Unrestricted Subsidiary for any period, the amount for such period of Consolidated EBITDA of such Sold Entity or Business or Converted Unrestricted Subsidiary (determined as if references to the Borrower and the Restricted Subsidiaries in the definition of “Consolidated EBITDA” (and in the component financial definitions used therein) were references to such Sold Entity or Business and its subsidiaries or to such Converted Unrestricted Subsidiary and its subsidiaries), all as determined on a consolidated basis for such Sold Entity or Business or Converted Unrestricted Subsidiary. “Disposition” has the meaning assigned to such term in Section 6.05. “Disposition/Casualty Prepayment Event” has the meaning assigned to such term in the definition of “Prepayment Event”. “Disposition Percentage” has the meaning assigned to such term in Section 2.11(c). “Disqualified Equity Interest” means, with respect to any Person, any Equity Interest in such Person that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable, either mandatorily or at the option of the holder thereof), or upon the happening of any event or condition: 31 US-DOCS\115047431.4

(a) matures or is mandatorily redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests), whether pursuant to a sinking fund obligation or otherwise; (b) is convertible or exchangeable, either mandatorily or at the option of the holder thereof, for Indebtedness or Equity Interests (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests); or (c) is redeemable (other than solely for Equity Interests in such Person that do not constitute Disqualified Equity Interests and cash in lieu of fractional shares of such Equity Interests) or is required to be repurchased by such Person or any of its Affiliates, in whole or in part, at the option of the holder thereof; in each case, on or prior to the date 91 days after the Latest Maturity Date (determined as of the date of issuance thereof or, in the case of any such Equity Interests outstanding on the Effective Date, the Effective Date); provided, however, that (i) any Equity Interest in any Person that would not constitute a Disqualified Equity Interest but for terms thereof giving holders thereof the right to require such Person to redeem or purchase such Equity Interest upon the occurrence of an “asset sale,” a “change of control”, eminent domain event, condemnation event, or similar event shall not constitute a Disqualified Equity Interest if any such requirement becomes operative only after repayment in full of all the Loans and all other Loan Document Obligations that are accrued and payable and the termination of the Commitments, (ii) if any Equity Interest in any Person is issued pursuant to any plan for the benefit of directors, officers, employees, members of management, managers or consultants, of Holdings (or any other Parent Entity), the Borrower or any other Subsidiary or by any such plan to such employees, such Equity Interest shall not constitute a Disqualified Equity Interest solely because it may be required to be repurchased by Holdings (or any other Parent Entity), the Borrower or any other Subsidiary in order to satisfy applicable statutory or regulatory obligations of such Person and (iii) no Equity Interest held by any future, present or former employee, director, officer, manager, member of management, consultant or independent contractor (or their respective affiliates or Immediate Family Members) of the Borrower (or any Parent Entity or any Subsidiary) shall be considered a Disqualified Equity Interest solely because such stock is redeemable or subject to repurchase pursuant to any customary stock option, employee stock award or similar agreement that may be in effect from time to time. “Disqualified Lenders” means: (i) those Persons identified by Holdings or the Borrower to the Joint Bookrunners in writing on or prior to the Signing Date; (ii) any Company Competitor that is identified in writing (which list of Company Competitors may be supplemented by the Borrower after the Effective Date by means of a written notice to the Administrative Agent, but which supplementation shall not apply retroactively to disqualify any previously acquired assignment or participation in any Loan); and (iii) any Affiliate of any Person described in clauses (i) and (ii) above (other than any Competitor Debt Fund Affiliate) that is (x) identified in writing to the Administrative Agent, (y) a known Affiliate of such Person in the marketplace or (z) readily identifiable on the basis of such Affiliate’s name; it being understood and agreed that the identification of any Person as a Disqualified Lender after the Effective Date shall not apply to retroactively disqualify any previously acquired assignment or participation interest in any Loan. 32 US-DOCS\115047431.4

“Disqualified Person” has the meaning assigned to such term in Section 9.04(h)(ii). “Divided Delaware LLC” means any Delaware LLC which has been formed upon the consummation of a Delaware LLC Division. “Dollars” or “$” refers to lawful money of the United States of America. “Dollar Equivalent” means, at any time, (a) with respect to any amount denominated in Dollars, such amount, and (b) with respect to any amount denominated in any other currency, the equivalent amount thereof in Dollars as determined in accordance with Section 1.05 hereof. “Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary. “ECF Percentage” means, with respect to the prepayment required by Section 2.11(d) with respect to any Excess Cash Flow Period, (a) 50%, if the Total Net Cash Leverage Ratio (after giving effect to the Permitted ECF Recalculation Considerations) as of the end of such Excess Cash Flow Period is greater than 4.50:1.00, (b) 25%, if the Total Net Cash Leverage Ratio (after giving effect to the Permitted ECF Recalculation Considerations) as of the end of such Excess Cash Flow Period is greater than 4.00:1.00 but less than or equal to 4.50:1.00 and (c) 0%, if the Total Net Cash Leverage Ratio (after giving effect to the Permitted ECF Recalculation Considerations) as of the end of such Excess Cash Flow Period is equal to or less than 4.00:1.00. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent; “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02), which date is September 13, 2019. “Effective Date Refinancing” means, collectively, the repayment, repurchase or other discharge of the Existing Credit Agreement Indebtedness, the termination of all commitments to extend credit thereunder and the termination and/or release of any security interests and guarantees in connection therewith. “Effective Yield” means, as of any date of determination, the effective yield paid by the Borrower on any Indebtedness as determined by the Borrower and the Administrative Agent in a manner consistent with generally accepted financial practices, taking into account the applicable interest rate margins, any interest rate “floors” (the effect of which floors shall be determined in a manner set forth in the proviso below and assuming that, if interest on such Indebtedness is calculated on the basis of a floating rate, the “Adjusted LIBOR Rate” or similar component of such formula is included in the calculation of Effective Yield) or similar devices and all fees, including upfront or similar fees or original issue discount 33 US-DOCS\115047431.4

(amortized over the shorter of (x) the remaining weighted average life to maturity of such Indebtedness and (y) the four years following the date of incurrence thereof, and, if applicable, assuming any replacement revolving credit commitments were fully drawn) payable generally by the Borrower to Lenders or other institutions providing such Indebtedness, but excluding any commitment fees, arrangement fees, structuring fees, underwriting fees, closing payments or other similar fees payable to any arrangers and/or bookrunners (or their respective Affiliates) in connection therewith that are not generally shared with all relevant lenders or holders (in their capacities as such) and, if applicable, ticking fees accruing prior to the funding of such Indebtedness and customary consent or amendment fees for an amendment paid generally to consenting Lenders (and regardless of whether any such fees are paid to, or shared in whole or in part with, any Lender); provided that, with respect to any Indebtedness that includes a “floor”, (a) to the extent that the Adjusted LIBOR Rate on the date that the Effective Yield is being calculated is less than such floor, the amount of such difference shall be deemed added to the interest rate margin for such Indebtedness for the purpose of calculating the Effective Yield and (b) to the extent that the Adjusted LIBOR Rate on the date that the Effective Yield is being calculated is greater than such floor, then the floor shall be disregarded in calculating the Effective Yield. “Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person, (ii) a Defaulting Lender, (iii) a Disqualified Lender (to the extent that the list of Disqualified Lenders has been received by such assignee upon its request), or (iv) Holdings, the Borrower or any of their Affiliates. “EMU Legislation” means the legislative measures of the European Council for the introduction of, changeover to or operation of a single or unified European currency. “Environmental Laws” means applicable common law and applicable Requirements of Law, and all applicable injunctions or legally binding agreements issued, promulgated or entered into by or with any Governmental Authority, in each instance relating to the protection of the environment, including with respect to the preservation or reclamation of natural resources or the generation, use, handling transportation, storage, treatment or disposal (including any Release or threatened Release) of any Hazardous Material, or, to the extent relating to exposure to Hazardous Materials, the protection of human health or safety. “Environmental Liability” means any liability, obligation, loss, claim, action, order or cost, contingent or otherwise (including any liability for damages, costs of medical monitoring, costs of environmental remediation or restoration, administrative oversight costs, consultants’ fees, fines, penalties and indemnities), of Holdings, the Borrower or any other Subsidiary directly or indirectly resulting from or based upon (a) any actual or alleged violation of any Environmental Law or permit, license or approval issued thereunder, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the Release or threatened Release of any Hazardous Materials or (e) any legally binding contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Equal Priority Intercreditor Agreement” has the meaning assigned to such term in the definition of “Intercreditor Agreement.” “Equity Capitalization” has the meaning assigned to such term in the definition of “Equity Contribution”. “Equity Contribution” means the direct or indirect cash equity contributions made by the Sponsor and certain other Investors (including the Management Investors) arranged by or designated by the Sponsor directly or indirectly to the Parent and to Midco, the net proceeds of which will be further 34 US-DOCS\115047431.4 contributed by Parent and Midco, directly or indirectly, as cash equity to Merger Sub in connection with the consummation of the Merger (provided that any such contributions in a form other than common Equity Interests shall be reasonably acceptable to the Joint Lead Arrangers), in an aggregate amount equal to, when combined with the Fair Market Value of any Equity Interests of any of the Rollover Investors rolled over or invested in connection with the Transactions (the foregoing, the “Equity Capitalization”) at least 70.0% of the sum of (1) the aggregate amount of Credit Facilities funded on the Effective Date (but excluding the gross proceeds of any Loans borrowed on the Effective Date to fund working capital needs and certain original issue discount or upfront fees) plus (2) the Equity Capitalization of the Borrower and its Subsidiaries on the Effective Date after giving effect to the Transactions; provided that the Sponsor, after giving effect to the Transactions, shall directly or indirectly control the voting of the capital stock having at least a majority of the ordinary voting power for the election of the Board of Directors of the Borrower on the Effective Date after giving effect to the Transactions. “Equityholding Vehicle” means any Parent Entity and any equityholder thereof through which current, former or future officers, directors, employees, managers or consultants of Holdings or the Borrower or any of their subsidiaries or Parent Entity hold Equity Interests of such Parent Entity. “Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in, or interests in a Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time. “ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or Section 414(c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Sections 414(b), (c), (m) and (o) of the Code. “ERISA Event” means (a) any “reportable event,” as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30 day notice period is waived); (b) any failure by a Loan Party or any ERISA Affiliate to satisfy the minimum funding standards (within the meaning of Section 412 or Section 430 of the Code or Section 302 or Section 303 of ERISA) applicable to any Plan, whether or not waived; (c) the filing pursuant to Section 412 of the Code or Section 302 of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) a determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); (e) the incurrence by a Loan Party or any ERISA Affiliate of any liability under Title IV of ERISA (other than premiums due and not delinquent under Section 4007 of ERISA) with respect to the termination of any Plan; (f) the receipt by a Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans under Section 4041 of ERISA or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (g) the incurrence by a Loan Party or any ERISA Affiliate of any liability with respect to the withdrawal from any Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or a complete or partial withdrawal (within the meanings of Section 4203 and Section 4205 of ERISA, respectively) from a Multiemployer Plan; (h) the occurrence of a Foreign Benefit Plan Event; (i) the receipt by a Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from a Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, “insolvent,” within the meaning of Section 4245 of ERISA 35 US-DOCS\115047431.4 or in “endangered or critical status,” within the meaning of Section 305 of ERISA; (j) the occurrence of an act or omission which could reasonably be expected to give rise to the imposition on the Borrower, any of its Subsidiaries or any of their respective ERISA Affiliates of fines, penalties, excise taxes or related charges under Chapter 43 of the Code or under Section 409, Section 502(c), (i) or (l), or Section 4071 of ERISA in respect of any Plan; or (k) the incurrence of liability or the imposition of a Lien pursuant to Section 436 or 430(k) of the Code or pursuant to ERISA with respect to any Plan, other than for PBGC premiums due but not delinquent. “Escrowed Proceeds” means the proceeds from the offering of any debt securities or other Indebtedness paid into an escrow account with an independent escrow agent on the date of the applicable offering or incurrence pursuant to escrow arrangements that permit the release of amounts on deposit in such escrow account upon satisfaction of certain conditions or the occurrence of certain events. The term “Escrowed Proceeds” shall include any interest earned on the amounts held in escrow. “Euros” and “€” mean the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation. “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Eurocurrency” means, in respect of any Loan or Borrowing, a LIBOR Loan or Borrowing. “Event of Default” has the meaning assigned to such term in Section 7.01. “Excess Cash Flow” means, for any period, an amount (if positive) equal to the excess of: (a) the sum (in each case, for the Borrower and the Restricted Subsidiaries on a consolidated basis), without duplication, of: (i) Consolidated Net Income for such period, (ii) an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income (provided, in each case, that if any non-cash charge represents an accrual or reserve for cash items in any future period, the cash payment in respect thereof in such future period shall be subtracted from Excess Cash Flow in such future period), (iii) (x) decreases in Consolidated Working Capital, long-term receivables and long-term prepaid assets, (y) increases in long-term deferred revenue for such period and (z) without duplication of amounts in the foregoing clause (x), decreases in the Contract Asset Balance on the last day of such period as compared to the first day of such period, (iv) an amount equal to the aggregate net loss on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent deducted in arriving at such Consolidated Net Income, and (v) extraordinary cash gains during such period; less: 36 US-DOCS\115047431.4

(b) the sum (in each case, for the Borrower and the Restricted Subsidiaries on a consolidated basis), without duplication (including in any subsequent fiscal years), of: (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income (including any amounts included in Consolidated Net Income pursuant to the last sentence of the definition of “Consolidated Net Income” to the extent such amounts are due but not received during such period) and cash charges included in clauses (a) through (q) of the definition of “Consolidated Net Income”, except to the extent such cash charges were financed with long-term Indebtedness (other than revolving Indebtedness), (ii) without duplication of amounts deducted pursuant to clause (x) below in prior fiscal years, the amount of Capital Expenditures and Capitalized Software Expenditures made or accrued in cash during such period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, except to the extent that such Capital Expenditures were financed with long-term Indebtedness (other than revolving Indebtedness), (iii) (x) the aggregate amount of all principal payments of Indebtedness during such period, including (A) the principal payments of Term Loans under this Agreement made pursuant to Section 2.10(a), (B) the principal component of payments in respect of Financing Lease Obligations and (C) the amount of any mandatory prepayment of Loans, Incremental Equivalent Debt and Credit Agreement Refinancing Indebtedness, in each case, to the extent required due to a Disposition that resulted in an increase to Consolidated Net Income and not in excess of the amount of such increase but excluding (I) all prepayments of revolving loans and swingline loans (including the Revolving Loans and Swingline Loans) made during such period (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (II) all principal prepayments of Indebtedness (other than the Loans) to the extent reducing the required prepayment of Term Loans in respect of such period pursuant to the first sentence of Section 2.11(d) and (III) all such principal payments of Indebtedness to the extent financed with long-term Indebtedness (other than revolving Indebtedness) and (y) the aggregate amount of any premium, make-whole or penalty payments actually paid in cash by the Borrower and the Restricted Subsidiaries during such period that are required to be made in connection with any prepayment of Indebtedness referred to in clause (x), to the extent not financed with long-term Indebtedness (other than revolving Indebtedness), (iv) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and the Restricted Subsidiaries during such period (other than Dispositions in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (v) (x) increases in Consolidated Working Capital, long-term receivables and long-term prepaid assets, (y) decreases in long-term deferred revenue for such period and (z) without duplication of amounts in the foregoing clause (x), increases in the Contract Asset Balance on the last day of such period as compared to the first day of such period, 37 US-DOCS\115047431.4

(vi) cash payments by the Borrower and the Restricted Subsidiaries during such period in respect of liabilities of the Borrower and the Restricted Subsidiaries (including any earn-outs) other than Indebtedness, to the extent such payments are not expensed during such period or are not deducted in calculating Consolidated Net Income and were not financed with long-term Indebtedness (other than revolving Indebtedness), (vii) without duplication of amounts deducted pursuant to clause (x) below in prior fiscal years, the amount of Investments (other than (A) intercompany Investments, (B) Investments in Cash Equivalents and (C) Investments made using the Available Amount and the Available Equity Amount (other than clause (a) thereof)) and acquisitions not prohibited by this Agreement made in cash during such period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, to the extent that such Investments or acquisitions and were not financed with long-term Indebtedness (other than revolving Indebtedness), (viii) the amount of Restricted Payments (other than Restricted Payments to the Borrower or any Restricted Subsidiary) permitted by clause (i) (limited to the amount distributed for minority interests to any Person that is not a Restricted Subsidiary), (iii) (other than to the Borrower or any Restricted Subsidiary), (vi), (vii), (viii) (other than Restricted Payments made using the Available Amount and the Available Equity Amount (other than clause (a) thereof)), (x), (xi), (xii), (xiii), (xiv) and (xvi) (other than clause (A)(i) of clause (xvi)) of Section 6.08(a) that are paid in cash during such period or, at the option of the Borrower, made prior to the date the Borrower is required to make a payment of Excess Cash Flow in respect of such period, and not prohibited by this Agreement, to the extent such Restricted Payments were not financed with long-term Indebtedness (other than revolving Indebtedness), (ix) the aggregate amount of expenditures actually made by the Borrower and the Restricted Subsidiaries in cash during such period (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such period or are not deducted (and not added back) in calculating Consolidated Net Income, to the extent that such expenditures were not financed with long-term Indebtedness (other than revolving Indebtedness), (x) without duplication of amounts deducted from Excess Cash Flow in prior periods, (1) the aggregate consideration required to be paid in cash by the Borrower or any Restricted Subsidiary pursuant to binding contracts, commitments, letters of intent or purchase orders (the “Contract Consideration”), in each case, entered into prior to or during such period and (2) the aggregate amount of cash that is reasonably expected to be paid in respect of planned cash expenditures by the Borrower or any Restricted Subsidiary (the “Planned Expenditures”), in the case of each of clauses (1) and (2), relating to Permitted Acquisitions, other Investments (other than intercompany Investments and Investments in Cash Equivalents), Capitalized Software Expenditures or Capital Expenditures (including other purchases of intellectual property) to be consummated or made during a subsequent period (and in the case of Planned Expenditures, during the immediately succeeding four fiscal quarters of the 38 US-DOCS\115047431.4

Borrower); provided that, in each case, to the extent the aggregate amount of internally generated cash flow of the Borrower or the Restricted Subsidiaries actually utilized to finance such Permitted Acquisitions, Investments, Capital Expenditures or Capitalized Software Expenditures during such subsequent period is less than the Contract Consideration or Planned Expenditures, as applicable, the amount of such shortfall shall be added to the calculation of Excess Cash Flow at the end of the succeeding fiscal year, (xi) the amount of taxes (including penalties and interest or tax reserves) paid in cash and/or tax reserves set aside, payable, or reasonably estimated to be payable (without duplication) in such period to the extent they exceed the amount of tax expense deducted in determining Consolidated Net Income for such period, (xii) the amount of cash payments made in respect of pensions and other postemployment benefits in such period to the extent not deducted in arriving at such Consolidated Net Income, (xiii) to the extent not deducted in arriving at Consolidated Net Income, cash fees, expenses and purchase price adjustments incurred in such period in connection with the Transactions or any permitted Investment, issuance of Equity Interests or debt incurrence (whether or not consummated) and any Restricted Payment made in such period to pay any of the foregoing incurred by Holdings or any Parent Entity, (xiv) reimbursable and insured expenses in such period to the extent such reimbursement has not yet been received and to the extent not deducted in arriving at such Consolidated Net Income, and (xv) extraordinary cash losses during such period and to the extent not deducted in arriving at such Consolidated Net Income. “Excess Cash Flow Period” has the meaning assigned to such term in Section 2.11(d). “Exchange Act” means the United States Securities Exchange Act of 1934, as amended from time to time. “Exchange Rate” means on any day, for purposes of determining the Dollar Equivalent of any currency other than Dollars the rate at which such other currency may be exchanged into Dollars at the time of determination on such day as set forth on the Bloomberg screen page for such currency. In the event that such rate does not appear on any Bloomberg screen page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the Exchange Rates of exchange quoted to the Administrative Agent for such currency, at or about such time as the Administrative Agent shall elect after determining that such rates shall be the basis for determining the Exchange Rate, on such date for the purchase of Dollars for delivery two Business Days later; provided that, if at the time of any such determination, for any reason, no such Exchange Rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error. “Excluded Accounts” means any deposit accounts, commodities account and securities accounts (each as defined in the UCC) (i) that are held by any Loan Party and are swept at least every two Business 39 US-DOCS\115047431.4

Days (or more frequently) to a Controlled Account, (ii) the balance of which consists exclusively of (x) withheld income taxes and federal, state or local employment taxes, and (y) amounts required to be paid over to an employee benefit plan, (iii) all segregated deposit accounts constituting or used for (and the balance of which consists solely of funds set aside for the purpose of managing) disbursement, tax accounts, payroll accounts (including payroll taxes required to be collected, remitted or withheld, including federal and state withholding taxes), employee wages and benefits, customs, fiduciary benefits, trust, escrow or similar purposes, (iv) that are zero balance accounts and (v) other accounts with an aggregate balance of less than $2,500,000 at all times. “Excluded Assets” means (a) (x) any fee owned real property other than Material Real Property, (y) all leasehold interests in real property, (b) any governmental licenses or state or local franchises, charters or authorizations, to the extent a security interest in any such license, franchise, charter or authorization would be prohibited or restricted thereby (including any legally effective prohibition or restriction) after giving effect to any applicable anti-assignment provisions of the UCC or other applicable law notwithstanding such prohibition, (c) any asset to the extent a pledge thereof or grant of security interest therein is prohibited by any Requirement of Law (including any legally effective requirement to obtain the consent of any governmental authority, except to the extent such consent has been obtained) after giving effect to any applicable anti-assignment provisions of the UCC or other applicable law notwithstanding such prohibition, (d) margin stock and, to the extent (i) prohibited by the terms of, creating an enforceable right of termination in favor of any other party thereto (other than Holdings, the Borrower or any wholly-owned Restricted Subsidiary of the Borrower) or requiring the consent of one or more third parties (other than Holdings, the Borrower or any wholly-owned Restricted Subsidiary of the Borrower) under and/or (ii) any pledge could give rise to a “right of first refusal”, a “right of first offer” or a similar right that may be exercised by any third party (other than Holdings, the Borrower or any wholly-owned Restricted Subsidiary of Holdings or the Borrower) pursuant to, any applicable Organizational Documents, Joint Venture agreement or shareholders’ agreement, Equity Interests in any Person other than the Borrower or any Restricted Subsidiary that is a wholly-owned, Restricted Subsidiary (except any Subsidiary that becomes non wholly-owned as the result of the transfer of any of its equity interests to any Affiliate of the Borrower), (e) assets to the extent a security interest or grant of perfection in such assets would result in material adverse tax consequences to the Borrower or any of their Subsidiaries or any direct or indirect Parent Entity or other equityholder of the foregoing, as reasonably determined by the Borrower in consultation with (but without the consent of) the Administrative Agent, (f) Foreign Intellectual Property and any intent-to-use trademark application prior to the filing of a “Statement of Use”, “Amendment to Allege Use” or similar filing with respect thereto, (g) any lease, license or other agreement or any property subject to a purchase money security interest, Financing Lease Obligation or similar arrangement permitted hereunder to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or purchase money arrangement, Financing Lease Obligation or similar arrangement or create a breach, default or right of termination in favor of any other party thereto (other than Holdings, the Borrower or any wholly-owned Restricted Subsidiary) after giving effect to the applicable anti-assignment provisions of the Uniform Commercial Code of any applicable jurisdiction or other similar applicable law, other than proceeds and receivables thereof, the assignment of which is expressly deemed effective under the Uniform Commercial Code of any applicable jurisdiction or other similar applicable law notwithstanding such prohibition, (h) in excess of 65% of the voting Equity Interests of (A) any Foreign Subsidiary or (B) any FSHCO, (i) Excluded Accounts, (j) the Equity Interests of any (i) Immaterial Subsidiary (except to the extent a Lien thereon cannot be perfected solely by filing a UCC financing statement), (ii) Unrestricted Subsidiary, (iii) not-for-profit subsidiary, any Receivables Subsidiary and/or any captive insurance company, (iv) any employee stock ownership plan or trust established by Holdings or any of its Subsidiaries or a direct or indirect parent of Holdings (to the extent such employee stock ownership plan or trust has been funded by Holdings or any Subsidiary or a direct or indirect parent of Holdings), (v) any 40 US-DOCS\115047431.4

Equity Interests of any Person acquired after the Effective Date pursuant to a Permitted Acquisition or similar Investment that are pledged to secure Indebtedness permitted to be assumed hereunder (and not incurred in contemplation of the Effective Date or such Permitted Acquisition or similar Investment) existing at the time of such Permitted Acquisition or similar Investment and (vi) any Equity Interests of any Person other than a wholly-owned Restricted Subsidiary (except any Subsidiary that becomes non wholly-owned as the result of the transfer of any of its equity interests to any Affiliate of the Borrower), (k) Vehicles, aircrafts, aircraft engines and other assets subject to certificates of title to the extent a Lien thereon cannot be perfected solely by filing a UCC financing statement, and/or (l) receivables, leases contracts, loans, mortgages, royalties and related assets (or interests therein) including but not limited to inventory, bank accounts, records and proceeds of any of the foregoing (A) sold or contributed to any Receivables Subsidiary or (B) otherwise pledged, factored, transferred or sold in, in each case, connection with any Permitted Receivables Financing. Other assets shall be deemed to be “Excluded Assets” if the Administrative Agent and the Borrower reasonably agree in writing that the cost of obtaining or perfecting a security interest in such assets is excessive in relation to the benefit to the Lenders of the security to be afforded thereby. “Excluded Subsidiary” means any of the following (except as otherwise provided in clause (b) of the definition of “Subsidiary Loan Party”): (a) any Subsidiary that is not a wholly-owned subsidiary of Holdings, except to the extent such Subsidiary becomes a non-wholly-owned subsidiary of Holdings as a result of the transfer of any of its Equity Interests to an Affiliate of Holdings after the Effective Date, (b) each Subsidiary listed on Schedule 1.01(a), (c) any Unrestricted Subsidiary, (d) each Immaterial Subsidiary, (e) any Subsidiary that is prohibited by (i) applicable Requirements of Law or (ii) any contractual obligation existing on the Effective Date or on the date any such Subsidiary is acquired (so long as, in respect of any such contractual prohibition, such prohibition is not incurred in contemplation of the Effective Date or such acquisition and only for so long as such restriction is continuing), in each case from guaranteeing the Secured Obligations or which would require governmental (including regulatory) consent, approval, license or authorization to provide a Guarantee (unless such consent, approval, license or authorization has been received), (f) any Foreign Subsidiary, (g) any direct or indirect Domestic Subsidiary of a direct or indirect Foreign Subsidiary of the Borrower, (h) any FSHCO, (i) any Subsidiary for which the provision of a Guarantee would result in any material adverse Tax consequences to Holdings, the Borrower or one of their respective Subsidiaries or to any Parent Entity (as reasonably determined by the Borrower in consultation with (but without the consent of) the Administrative Agent), (j) any other Subsidiary excused from becoming a Loan Party pursuant to clause (a) of the last paragraph of the definition of the term “Collateral and Guarantee Requirement,” (k) each Receivables Subsidiary, (l) any not-for-profit Subsidiaries or captive insurance companies. “Excluded Swap Obligation” means, with respect to any Guarantor, (a) any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation (or any Guarantee thereof) is or becomes illegal or unlawful under the Commodity Exchange Act or any rule, regulation or order of the U.S. Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of (i) such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after giving effect to any applicable keep well, support, or other agreement for the benefit of such Guarantor and any and all Guarantees of such Guarantor’s Swap Obligations by other Loan Parties) at the time the Guarantee of such Guarantor, or a grant by such Guarantor of a security interest, becomes effective with respect to such Swap Obligation or (ii) in the case of a Swap Obligation that is subject to a clearing requirement pursuant to section 2(h) of the Commodity Exchange Act, because such Guarantor is a “financial entity,” as defined in section 2(h)(7)(C) of the Commodity Exchange Act, at the time the Guarantee of such Guarantor of, or the grant by such Guarantor of a security interest to secure, as applicable, such Swap Obligation or (b) any other 41 US-DOCS\115047431.4

Swap Obligation designated as an “Excluded Swap Obligation” of such Guarantor as specified in any agreement between the relevant Loan Parties and counterparty applicable to such Swap Obligations. If a Swap Obligation arises under a Master Agreement governing more than one Swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swaps for which such Guarantee or security interest is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder or under any other Loan Document, (a) Taxes imposed on (or measured by) its net income (however denominated), branch profits Taxes and franchise Taxes, in each case imposed by (i) a jurisdiction as a result of such recipient being organized or having its principal office located in or, in the case of any Lender, having its applicable lending office located in, such jurisdiction or (ii) any jurisdiction as a result of any other present or former connection between such recipient and the jurisdiction imposing such Tax (other than a connection arising solely from such recipient having executed, delivered, or become a party to, performed its obligations or received payments under, received or perfected a security interest under, sold or assigned an interest in, or engaged in any other transaction pursuant to, or enforced, any Loan Documents), (b) any Tax that is attributable to a Lender’s or the Administrative Agent’s failure to comply with Section 2.17(e), (c) except in the case of an assignee pursuant to a request by the Borrower under Section 2.19, any U.S. federal withholding Taxes imposed due to a Requirement of Law in effect at the time a Lender becomes a party hereto (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, immediately prior to the time of designation of a new lending office (or assignment), to receive additional amounts with respect to such withholding Tax under Section 2.17 and (d) any withholding Tax imposed pursuant to FATCA. “Existing Class” means Existing Term Loan Classes and each Class of Existing Revolving Commitments. “Existing Credit Agreement Indebtedness” means the principal, interest, fees and other amounts, other than contingent obligations not due and payable and that by their terms survive the termination of the Existing Credit Facility (as defined below), outstanding under that certain Credit Agreement, dated as of October 31, 2014 (as amended, supplemented or otherwise modified from time to time prior to the Effective Date, the “Existing Credit Facility”), by and among Norvax, GoHealth LLC, Levelbott LLC and ASAP Quotes LLC (as borrowers) and FirstMerit Bank, N.A. (k/n/a Huntington National Bank) as lender. “Existing Credit Facility” has the meaning assigned to such term in the definition of “Existing Credit Agreement Indebtedness”. “Existing Revolving Class” has the meaning assigned to such term in Section 2.24(b). “Existing Revolving Commitments” has the meaning assigned to such term in Section 2.24(b). “Existing Revolving Loans” has the meaning assigned to such term Section 2.24(b). “Existing Term Loan Class” has the meaning assigned to such term in Section 2.24(a). “Extended Loans/Commitments” means Extended Term Loans, Extended Revolving Loans and/or Extended Revolving Commitments. “Extended Revolving Commitments” has the meaning assigned to such term in Section 2.24(b). 42 US-DOCS\115047431.4

“Extended Revolving Loans” has the meaning assigned to such term in Section 2.24(b). “Extended Term Loans” has the meaning assigned to such term in Section 2.24(a). “Extending Lender” has the meaning assigned to such term in Section 2.24(c). “Extension Date” has the meaning assigned to such term in Section 2.24(e). “Extension Election” has the meaning assigned to such term in Section 2.24(c). “Extension Series” means all Other Term Loans, Other Revolving Loans, Other Term Commitments or Other Revolving Commitments (as applicable) that are established pursuant to the same Loan Modification Agreement (or any subsequent Loan Modification Agreement to the extent such Loan Modification Agreements expressly provides that the Other Term Loans, Other Revolving Loans, Other Term Commitments or Other Revolving Commitments, as applicable, provided for therein are intended to be a part of any previously established Extension Series) and that provide for the same interest margins, extension fees, if any, and amortization schedule. “Fair Market Value” means with respect to any asset or group of assets on any date of determination, the value of the consideration obtainable in a sale of such asset at such date of determination assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset. Except as otherwise expressly set forth herein, such value shall be determined in good faith by the Borrower. “FATCA” means Sections 1471 through 1474 of the Code as in effect on the Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future Treasury regulations or official administrative interpretations thereof, any agreements entered into pursuant to current Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of such current Sections of the Code (or any such amended or successor version described above), and any laws, fiscal or regulatory legislation, rules, guidance notes and practices adopted by a non-U.S. jurisdiction to implement the foregoing. “FCPA” has the meaning assigned to such term in Section 3.17(b). “Federal Funds Effective Rate” means, for any day, the rate calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided, that if the Federal Funds Effective Rate for any day is less than zero, the Federal Funds Effective Rate for such day will be deemed to be zero; provided, further, that if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for the day of such transactions received by the Administrative Agent from three federal funds brokers of recognized standing selected by it. “Fee Letter” means, collectively, (i) that certain Credit Facilities Fee Letter, dated as of August 15, 2019, by and among Parent, Owl Rock Capital Corporation, Owl Rock Capital Corporation II, Owl Rock Technology Finance Corp. and Owl Rock Capital Advisors LLC, MidCap Financial Trust and Benefit Street Partners L.L.C. and (ii) that certain Fee Letter, dated as of August 15, 2019, by and among Parent and Owl Rock Capital Advisors, LLC. 43 US-DOCS\115047431.4

“FEMA” means the Federal Emergency Management Agency or any successor governmental agency or similar authority. “Financial Officer” means the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of the Borrower. “Financial Maintenance Covenant” means the covenant set forth in Section 6.13. “Financial Maintenance Covenant Event of Default” has the meaning assigned to such term in Section 7.01(d). “Financing Lease Obligation” means, as applied to any Person, an obligation that is required to be accounted for as a financing or capital lease (and, for the avoidance of doubt, not an operating lease) for financial reporting purposes in accordance with GAAP. At the time any determination thereof is to be made, the amount of the liability in respect of a financing or capital lease would be the amount required to be reflected as a liability on such balance sheet (excluding the footnotes thereto) in accordance with GAAP as in effect on December 31, 2018 (it being understood that all obligations of the Borrower and the Restricted Subsidiaries that are or would be characterized as an operating lease as determined in accordance with GAAP as in effect on the December 31, 2018 (whether or not such operating lease was in effect on such date) shall continue to be accounted for as an operating lease (and not as a Financing Lease Obligation) for purposes of this Agreement regardless of any change in GAAP following December 31, 2018 that would otherwise require such obligation to be recharacterized as a Financing Lease Obligation, to the extent that financial reporting shall not be affected hereby). “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (b) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statute thereto, (c) the National Flood Insurance Reform Act of 1994 as now or hereafter in effect or any successor statute thereto, (d) the Flood Insurance Reform Act of 2004 as now or hereafter in effect or any successor statute thereto and (e) the Biggert-Waters Flood Insurance Reform Act of 2012 as now or hereafter in effect or any successor statute thereto. “Foreign Benefit Plan Event” means, with respect to any Foreign Pension Plan, (a) the existence of unfunded liabilities in excess of the amount permitted under any applicable law or in excess of the amount that would be permitted absent a waiver from applicable Governmental Authority or (b) the failure to make the required contributions or payments, under any applicable law, on or before the due date for such contributions or payments. “Foreign Intellectual Property” means any right, title or interest in or to any Intellectual Property governed by or arising or existing under, pursuant to or by virtue of the laws of any jurisdiction other than the United States of America or any state thereof. “Foreign Pension Plan” means any defined benefit plan sponsored, maintained or contributed to by any Loan Party or any Foreign Subsidiary that under applicable law is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained exclusively by a Governmental Authority. “Foreign Subsidiary” means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia. 44 US-DOCS\115047431.4

“Foreign Subsidiary/FSHCO Prepayment Event” has the meaning assigned to such term in Section 2.11(i). “FSHCO” means any direct or indirect Domestic Subsidiary of Holdings (other than the Borrower) substantially all of the assets of which consist of the Equity Interests or Indebtedness of one or more Foreign Subsidiaries that are CFCs and any other assets incidental thereto. “Funded Debt” means all Indebtedness of the Borrower and the Restricted Subsidiaries for borrowed money that matures more than one year from the date of its creation or matures within one year from such date that is renewable or extendable, at the option of the Borrower or any Restricted Subsidiary, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including Indebtedness in respect of the Loans. “GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time, subject to Section 1.04. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank). “Granting Lender” has the meaning assigned to such term in Section 9.04(f). “Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary and reasonable indemnity obligations in effect on the Effective Date or entered into after the Effective Date in connection with any acquisition or disposition of assets permitted under this Agreement (other than such obligations with respect to Indebtedness). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined in good faith by a Financial Officer. The term “Guarantee” as a verb has a corresponding meaning. “Guarantee Agreement” means the Guarantee Agreement among the Loan Parties and the Administrative Agent, substantially in the form of Exhibit F. “Guarantors” means collectively, Holdings, the Subsidiary Loan Parties and the Borrower (other than with respect to its own Secured Obligations). 45 US-DOCS\115047431.4

“Hazardous Materials” means all explosive, radioactive, hazardous or toxic materials, substances, wastes or other pollutants, including petroleum or petroleum by-products or distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other materials, substances or wastes of any nature regulated as hazardous or toxic, or any other term of similar meaning and regulatory import, pursuant to any Environmental Law. “Health Care Laws” means all health care regulatory Requirements of Law, to the extent applicable to the items and services provided by the Borrower and each Restricted Subsidiary, including, as may be applicable: (i) all Requirements of Law relating to state insurance, health maintenance organization or managed care Requirements of Law (including Requirements of Law relating to Medicaid programs and Medicare Supplement plans), (ii) state professional fee-splitting Requirements of Law (including common law), (iii) the Medicare Program Requirements of Law at Title XVIII of the Social Security Act, 42 U.S.C. §§ 1395-1395hhh and Medicare Program rules promulgated thereunder, including but not limited to the Medicare Marketing and Communication Guidelines, 42 C.F.R. Parts 422, 423, and 417; and Requirements of Law and rules relating to Medicare Supplement (e.g., Medigap) plans, 42 U.S.C. § 1395ss and 42 C.F.R. Part 403, (iv) the Medicaid statute, Title XIX of the Social Security Act, 42 U.S.C. §§ 1396-1396v, (v) the Anti-Kickback Statute, 42 U.S.C. § 1320a-7b(b), (vi) the Federal False Claims Act, 31 U.S.C. §§ 3729-3733 (as amended), (vii) the Program Fraud Civil Remedies Act, 31 U.S.C. §§ 3801-3812, (viii) the Anti-Kickback Act of 1986, 41 U.S.C. §§ 51-58, (ix) the Federal Civil Monetary Penalties Law, 42 U.S.C. §§ 1320a-7a and 1320a-7b, (x) the Exclusion Laws, 42 U.S.C. § 1320a-7, (xi) the Federal Health Care Fraud Law (18 U.S.C. § 1347), (xii) TRICARE, 10 U.S.C. § 1071, (xiii) all state Requirements of Law governing the offer, payment, solicitation or receipt of any remuneration in exchange for a referral, furnishing, arranging for the furnishing, lease, purchase, order, or recommendation of any healthcare product or service. “Holdings” means (a) Initial Holdings, (b) any Successor Holdings, to the extent applicable, or (c) at the election of the Borrower, any other Person or Persons (the “New Holdings”) that is a Subsidiary of (or are Subsidiaries of) Holdings or of any Parent Entity of Holdings (or the previous New Holdings, as the case may be) (the “Previous Holdings”) but not the Borrower; provided that (a) such New Holdings directly or indirectly owns 100% of the Equity Interests of the Borrower, (b) the New Holdings shall expressly assume all the obligations of the Previous Holdings under this Agreement and the other Loan Documents pursuant to a supplement hereto or thereto in form and substance reasonably satisfactory to the Administrative Agent, (c) the New Holdings shall have delivered to the Administrative Agent (for further distribution by the Administrative Agent to the Lenders) a certificate of an Responsible Officer stating that such substitution and any supplements to the Loan Documents preserve the enforceability of the Guarantee and the perfection and priority of the Liens under the Security Documents, (d) if reasonably requested by the Administrative Agent, an opinion of counsel in form and substance reasonably satisfactory to the Administrative Agent shall be delivered by the Borrower to the Administrative Agent to the effect that, without limitation, such substitution does not breach or result in a default under this Agreement or any other Loan Document, (e) all Equity Interests of the Borrower and substantially all of the other assets of the Previous Holdings are contributed or otherwise transferred to such New Holdings and pledged to secure the Secured Obligations and (f) no Event of Default has occurred and is continuing at the time of such substitution and such substitution does not result in any Event of Default or material tax liability; provided, further, that if each of the foregoing is satisfied, the Previous Holdings shall be automatically released from all its obligations under the Loan Documents and any reference to “Holdings” in the Loan Documents shall be meant to refer to the “New Holdings.” “IFRS” means international accounting standards as promulgated by the International Accounting Standards Board. 46 US-DOCS\115047431.4

“Immaterial Subsidiary” means any Subsidiary that is not a Material Subsidiary. “Immediate Family Members” means with respect to any individual, such individual’s estate, heirs, legatees, distributees, child, stepchild, grandchild or more remote descendant, parent, stepparent, grandparent, spouse, former spouse, qualified domestic partner, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law (including adoptive relationships), any person sharing an individual’s household (other than an unrelated tenant or employee) and any trust, partnership or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing individuals or any private foundation or fund that is controlled by any of the foregoing individuals or any donor-advised fund of which any such individual is the donor. “Impacted Loans” has the meaning assigned to such term in Section 2.14(a)(ii). “Incremental Base Amount” means in the case of Indebtedness that constitutes Incremental Facilities, Incremental Equivalent Debt, Ratio Indebtedness and Acquisition Debt, an aggregate amount for all such Indebtedness not to exceed the sum of (i) the greater of (x) $25,000,000 and (y) 100% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of determination (measured as of such date), less (ii) the amount of all Incremental Facilities, all Incremental Equivalent Debt, all Ratio Indebtedness and all Acquisition Debt that was incurred in reliance on this definition and prior to the applicable date of incurrence, in each case, after giving effect to any permitted reclassification of the amounts incurred pursuant to this definition as being incurred pursuant to clause (c) of the definition of “Incremental Cap”, in accordance with the last sentence of the definition of “Incremental Cap”. “Incremental Cap” means, as of any date of determination occurring after the Amendment No. 1 Effective Date, the sum of (a) the Incremental Base Amount, plus (b) the aggregate amount of all voluntary prepayments of any Term Loans, Incremental Equivalent Debt, and/or Credit Agreement Refinancing Indebtedness, in each case secured on an equal priority basis (except with respect to the control of remedies) with the Secured Obligations and/or voluntary permanent reductions of the Revolving Commitments (in each case other than with the proceeds of an Incremental Facility incurred pursuant to clause (c) below); provided that the relevant prepayment is not funded with proceeds from the incurrence of any long-term Indebtedness (other than loans under any revolving credit facility), including any Indebtedness incurred pursuant to clause (c) below, plus (c) the maximum aggregate principal amount that can be incurred, after giving effect to the incurrence of any Incremental Facility or Incremental Equivalent Debt pursuant to this clause (c) (which shall assume that the full amounts of any Incremental Revolving Commitment Increase established at such time are fully drawn, whether or not any such amounts are actually drawn) and the use of proceeds thereof, on a pro forma basis (but without giving effect to any simultaneous incurrence of any Incremental Facility or Incremental Equivalent Debt made pursuant to the foregoing clause (a) or (b) and any simultaneous borrowings of up to $15,000,000 under the Revolving Credit Facility), without causing the Total Net Cash Leverage Ratio to exceed 6.00:1.00 for the Test Period most recently ended on or prior to the date of such incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); provided that in the case of a Limited Condition Transaction, the testing thereof may be done in accordance with Section 1.08, plus 47 US-DOCS\115047431.4

(d) after giving effect to the amendment contemplated by Section 2 of the Incremental Facility Agreement No. 4, but prior to giving effect to the Revolving Credit Commitment Increase contemplated by Section 3 of Incremental Facility Agreement No. 4, $142,000,000. It is understood and agreed that, (x) any Incremental Facility or Incremental Equivalent Debt incurred in reliance on clause (a) or (b) of this definition may be reclassified as the Borrower elects and upon notice to the Administrative Agent, from time to time, as incurred in reliance on clause (c) if the Borrower is able to satisfy the applicable incurrence test set forth in clause (c) at such time on a pro forma basis and (y) for the avoidance of doubt, the Loan Parties shall be deemed to have incurred any Incremental Facility or Incremental Equivalent Debt in reliance on the foregoing clause (c) prior to any such incurrence in reliance on foregoing clauses (a) or (b), unless otherwise determined by the Borrower. “Incremental Commitment” has the meaning assigned to such term in Section 2.20(a). “Incremental Equivalent Debt” has the meaning assigned to such term in Section 6.01(a)(xxiii). “Incremental Facility” has the meaning assigned to such term in Section 2.20(a). “Incremental Facility Agreement No. 2” means that certain Incremental Facility Agreement No. 2, dated as of May 7, 2020, among Holdings, the Borrower, the 2020 Incremental Revolving Lenders party thereto, the Administrative Agent and the other parties party thereto. “Incremental Facility Agreement No. 2 Effective Date” has the meaning assigned to such term in Incremental Facility Agreement No. 2. “Incremental Facility Agreement No. 3” means that certain Incremental Facility Agreement No. 3, dated as of June 11, 2020, among Holdings, the Borrower, the Incremental No. 3 Revolving Lenders party thereto, the Administrative Agent and the other parties party thereto. “Incremental Facility Agreement No. 3 Effective Date” has the meaning assigned to such term in Incremental Facility Agreement No. 3. “Incremental Facility Agreement No. 4” means that certain Amendment No. 4 to Credit Agreement and Incremental Facility Agreement, dated as of May 7, 2021, among Holdings, the Borrower, the Incremental No. 4 Revolving Lenders party thereto, the Administrative Agent and the other parties party thereto. “Incremental Facility Agreement No. 4 Effective Date” has the meaning assigned to such term in Incremental Facility Agreement No. 4. “Incremental Facility Amendment” has the meaning assigned to such term in Section 2.20(f). “Incremental No. 3 Revolving Commitments” means, in respect of each Incremental No. 3 Revolving Lender, the amount set forth opposite such Lender’s name on Schedule 1 to Incremental Facility Agreement No. 3. The aggregate amount of Incremental No. 3 Revolving Commitments as of the Incremental Facility Agreement No. 3 Effective Date is $8,000,000. “Incremental No. 3 Revolving Lenders” has the meaning assigned to such term in the Incremental Facility Agreement No. 3. 48 US-DOCS\115047431.4

“Incremental No. 4 Revolving Commitments” means, in respect of each Incremental No. 4 Revolving Lender, the amount set forth opposite such Lender’s name on Schedule 1 to Incremental Facility Agreement No. 4. The aggregate amount of Incremental No. 4 Revolving Commitments as of the Incremental Facility Agreement No. 3 Effective Date is $142,000,000. “Incremental No. 4 Revolving Lenders” has the meaning assigned to such term in the Incremental Facility Agreement No. 4. “Incremental Refinancing Facility” has the meaning assigned to such term in Section 2.20(a). “Incremental Refinancing Term Loans” has the meaning assigned to such term in Section 2.20(a). “Incremental Revolving Commitment Increase” has the meaning assigned to such term in Section 2.20(a). “Incremental Term Loan” has the meaning assigned to such term in Section 2.20(a), which shall include the 2020 Incremental Term Loans and the 2021 Incremental Term Loans. “incur” means create, issue, assume, guarantee, incur or otherwise become directly or indirectly liable for any Indebtedness; provided, however, that any Indebtedness of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Person at the time it becomes a Restricted Subsidiary. The term “incurrence” when used as a noun shall have a correlative meaning. Solely for purposes of determining compliance with Section 6.01: (a) amortization of debt discount or the accretion of principal with respect to a non-interest bearing or other discount security; (b) the payment of regularly scheduled interest in the form of additional Indebtedness of the same instrument or the payment of regularly scheduled dividends on Equity Interests in the form of additional Equity Interests of the same class and with the same terms; and (c) the obligation to pay a premium in respect of Indebtedness arising in connection with the issuance of a notice of prepayment, redemption, repurchase, defeasance, acquisition or similar payment or making of a mandatory offer to prepay, redeem, repurchase, defease, acquire, or similarly pay such Indebtedness; will not be deemed to be the incurrence of Indebtedness. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments to the extent the same would appear as a liability on a balance sheet of such Person prepared in accordance with GAAP, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, 49 US-DOCS\115047431.4

(d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding (i) current trade or other ordinary course payables or liabilities or accrued expenses (but not any refinancings, extensions, renewals or replacements thereof) incurred in the ordinary course of business and maturing within 365 days after the incurrence thereof except if such trade or other ordinary course payables or liabilities or accrued expenses bear interest, (ii) any earn-out obligation, purchase price adjustment or similar obligation until such obligation becomes a liability on the balance sheet of such Person in accordance with GAAP and if not paid when due and payable and (iii) liabilities associated with customer prepayments and deposits), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) to the extent not otherwise included, all Guarantees by such Person of Indebtedness of others, (g) all Financing Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances; provided that the term “Indebtedness” shall not include (i) prepaid or deferred revenue (including billing in excess of earnings), (ii) purchase price holdbacks in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (iii) contingent indemnity and similar obligations and amounts owed to dissenting equityholders in connection with, or as a result of, their exercise of appraisal rights and the settlement of any claims or actions (whether actual, contingent or potential) with respect thereto (including any accrued interest), with respect to the Permitted Acquisitions, (iv) liabilities associated with customer prepayments and deposits and other accrued obligations (including transfer pricing), in each case incurred in the ordinary course of business, (v) Non-Financing Lease Obligations, (vi) customary obligations under employment agreements and deferred compensation arrangements and (vii) Indebtedness of any Parent Entity (for which none of the Borrower or any Restricted Subsidiary are legally obligated) appearing on the balance sheet of the Borrower or any Restricted Subsidiary solely by reason of “pushdown” accounting under GAAP. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner), to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of Indebtedness of any Person for purposes of clause (e) above shall (unless such Indebtedness has been assumed by such Person) be deemed to be equal to the lesser of (A) the aggregate unpaid amount of such Indebtedness and (B) the Fair Market Value of the property encumbered thereby as determined by such Person in good faith. For all purposes hereof, the Indebtedness of the Borrower and the Restricted Subsidiaries shall exclude intercompany liabilities arising from their cash management, tax, and accounting operations and intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business. “Indemnified Person” has the meaning assigned to such term in Section 9.03(b). 50 US-DOCS\115047431.4

“Indemnified Taxes” means all Taxes, other than Excluded Taxes and Other Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document. “Information” has the meaning assigned to such term in Section 9.12(a). “Initial Holdings” has the meaning assigned to such term in the preamble hereto. “Initial Revolving Borrowing Amount” means one or more Borrowings of Revolving Loans on the Effective Date in an amount not to exceed the aggregate amounts specified or referred to in the definition of the term “Permitted Initial Revolving Credit Borrowing Purposes”; provided that, without limitation, Letters of Credit may be issued on the Effective Date to, among other things, backstop, replace or otherwise provide credit support in respect of, letters of credit outstanding immediately prior to the Effective Date under the Existing Credit Facility. “Intellectual Property” has the meaning assigned to such term in the Collateral Agreement. “Initial Term Facility” means the term loan facility represented by the Initial Term Loans. “Initial Term Loan Commitment” means (a) with respect to each Term Lender that is a Lender on the Effective Date, the commitment of such Term Lender to make an Initial Term Loan hereunder on the Effective Date in the amount set forth on Schedule 2.01 under the caption “Initial Term Loan Commitment” and (b) with respect to any Lender that becomes a Lender after the Effective Date, or in the Assignment and Assumption to which such Lender shall have assumed its Initial Term Loan Commitment, as the case may be. As of the Effective Date, the Initial Term Loan Commitment was $300,000,000. “Initial Term Loans” means the loans made on the Effective Date pursuant to Section 2.01(a)(i). “Initial Term Maturity Date” means the sixth anniversary of the Effective Date. “Intercompany Note” means the Intercompany Note, dated as of the Effective Date, substantially in the form of Exhibit K, executed by Holdings, the Borrower and each other Restricted Subsidiary party thereto. “Intercreditor Agreements” means (a) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which rank (or are intended to rank) equal in priority (but without regard to the control of remedies) to the Liens on the Collateral securing the Secured Obligations, an intercreditor agreement substantially in the form of Exhibit D among the Administrative Agent and/or the Collateral Agent and one or more authorized representatives for holders of one or more classes of applicable Indebtedness secured by Liens on the Collateral which are intended to rank equal in priority (but without regard to the control of remedies) to the Liens on the Collateral securing the Secured Obligations, with such changes thereto as are reasonably acceptable to the Administrative Agent and/or the Collateral Agent, the Required Lenders (provided that if any such Intercreditor Agreement is posted to the Lenders three Business Days before being executed and the Required Lenders shall not have objected thereto, the Required Lenders shall be deemed to have agreed that the Administrative Agent’s and/or the Collateral Agent’s entry into such Intercreditor Agreement is reasonable and to have consented to such Intercreditor Agreement and the Administrative Agent’s and/or the Collateral Agent’s execution thereof) and the Borrower (an intercreditor agreement described in this clause (a), an “Equal Priority Intercreditor Agreement”) and (b) to the extent executed in connection with the incurrence of Indebtedness secured by Liens on the Collateral which rank (or are intended to rank) junior to the Liens on the Collateral securing 51 US-DOCS\115047431.4 the Secured Obligations, an intercreditor agreement substantially in the form of Exhibit E among the Administrative Agent and/or the Collateral Agent and one or more authorized representatives for holders of one or more classes of applicable Indebtedness secured by Liens on the Collateral which are intended to rank junior in priority (but without regard to the control of remedies) to the Liens on the Collateral securing the Secured Obligations, with such changes thereto as are reasonably acceptable to the Administrative Agent and/or the Collateral Agent, the Required Lenders (provided that if any such Intercreditor Agreement is posted to the Lenders three Business Days before being executed and the Required Lenders shall not have objected thereto, the Required Lenders shall be deemed to have agreed that the Administrative Agent’s and/or the Collateral Agent’s entry into such Intercreditor Agreement is reasonable and to have consented to such Intercreditor Agreement and the Administrative Agent’s and/or the Collateral Agent’s execution thereof) and the Borrower (an intercreditor agreement described in this clause (b), a “Junior Priority Intercreditor Agreement”). “Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07 substantially in the form of Exhibit G hereto. “Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and (c) to the extent necessary to create a fungible tranche of Term Loans, the date of the incurrence of any Incremental Term Loans. “Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter (or, if available to each Lender participating therein, 12 months or such other period less than one month thereafter as the Borrower may elect) (provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period). For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing. No Interest Period shall extend beyond the maturity date of the facility under which such Loan was made. “Interpolated Screen Rate” means, in relation to the LIBO Rate, the rate which results from interpolating on a linear basis between: (a) the applicable LIBO Rate for the longest period (for which that LIBO Rate is available) which is less than the Interest Period of that Loan; and (b) the applicable LIBO Rate for the shortest period (for which that LIBO Rate is available) which exceeds the Interest Period of that Loan, each as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period of that Loan. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or Indebtedness or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other Indebtedness or equity participation or interest in, another Person, including any partnership or Joint Venture interest in such other Person 52 US-DOCS\115047431.4

(excluding, in the case of the Borrower and the Restricted Subsidiaries, (i) intercompany advances arising from their cash management, tax, and accounting operations and (ii) intercompany loans, advances or Indebtedness having a term not exceeding 364 days (inclusive of any rollover or extensions of terms) and made in the ordinary course of business) or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. The amount, as of any date of determination, of (i) any Investment in the form of a loan or an advance shall be the principal amount thereof outstanding on such date, minus any payments in cash or Cash Equivalents actually received by such investor representing interest in respect of such Investment (to the extent any such payment to be deducted does not exceed the remaining principal amount of such Investment and without duplication of amounts increasing the Available Amount or the Available Equity Amount), but without any adjustment for writedowns or write-offs (including as a result of forgiveness of any portion thereof) with respect to such loan or advance after the date thereof, (ii) any Investment in the form of a Guarantee shall be equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof, as determined in good faith by a Financial Officer, (iii) any Investment in the form of a transfer of Equity Interests or other non-cash property by the investor to the investee, including any such transfer in the form of a capital contribution, shall be the Fair Market Value of such Equity Interests or other property as of the time of the transfer, minus any payments actually received by such investor representing a Return in respect of such Investment (to the extent such payments do not exceed, in the aggregate, the original amount of such Investment and without duplication of amounts increasing the Available Amount or the Available Equity Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment, and (iv) any Investment (other than any Investment referred to in clause (i), (ii) or (iii) above) by the specified Person in the form of a purchase or other acquisition for value of any Equity Interests, evidences of Indebtedness or other securities of any other Person shall be the original cost of such Investment, except that the amount of any Investment in the form of an Acquisition Transaction shall be the Acquisition Consideration (including any Indebtedness assumed in connection therewith), plus (A) the cost of all additions thereto and minus (B) the amount of any portion of such Investment that has been repaid to the investor as a Return in respect of such Investment (to the extent such amounts referred to in clause (B) do not, in the aggregate, exceed the original cost of such Investment plus the costs of additions thereto and without duplication of amounts increasing the Available Amount or the Available Equity Amount), but without any other adjustment for increases or decreases in value of, or write-ups, write-downs or write-offs with respect to, such Investment after the date of such Investment. For purposes of Section 6.04, if an Investment involves the acquisition of more than one Person, the amount of such Investment shall be allocated among the acquired Persons in accordance with GAAP; provided that pending the final determination of the amounts to be so allocated in accordance with GAAP, such allocation shall be as reasonably determined by a Financial Officer. “Investor” means the Sponsor and certain other investors (including the Rollover Investors and the Management Investors) arranged by and/or designated by the Sponsor who hold, or will hold, Equity Interests in Holdings (or any Parent Entity) on or shortly following the Effective Date after giving effect to the Transactions. “IPO” means (a) the initial underwritten public offering (other than a public offering pursuant to a registration statement on Form S-8) of common Equity Interests in Holdings, the Borrower or a Parent Entity of Holdings or (b) the acquisition, purchase, merger or combination of Holdings, the Borrower or a Parent Entity of Holdings, by, or with, a publicly traded special acquisition company that (i) is an entity organized or existing under the laws of the United States, any State thereof or the District of Columbia, (ii) prior to the IPO, shall have engaged in no business or activities in any material respect other than 53 US-DOCS\115047431.4 activities related to becoming and acting as a publicly traded special acquisition company and entry into the IPO and (iii) immediately prior to the IPO, shall have no material assets other than cash and Cash Equivalents; provided that any merger or combination pursuant to this sentence involving Holdings shall comply with the requirements of Section 6.06(o). “IRS” means the United States Internal Revenue Service. “ISP” means, with respect to any Letter of Credit, the “International Standby Practices 1998” published by the International Chamber of Commerce (or such later version thereof as may be in effect at the time of issuance). “Issuing Bank” means (a) Owl Rock Capital Corporation and (b) each other Revolving Lender that shall have become an Issuing Bank hereunder as provided in Section 2.05(k) or Section 9.04(j)(i) (other than any Person that shall have ceased to be an Issuing Bank as provided in Section 2.05(l) or Section 9.04(j)(i)), each in its capacity as an issuer of Letters of Credit hereunder. Each Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate. “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the Issuing Bank and the Borrower (or any Subsidiary) or in favor of the Issuing Bank and relating to such Letter of Credit. “Joint Bookrunners” means Owl Rock Capital Advisors, LLC, MidCap Financial Trust (acting through its affiliates as it deems appropriate) and Benefit Street Partners L.L.C. (acting through such of its affiliates as it deems appropriate). “Joint Lead Arrangers” means Owl Rock Capital Advisors, LLC, MidCap Financial Trust (acting through its affiliates as it deems appropriate) and Benefit Street Partners L.L.C. (acting through such of its affiliates as it deems appropriate). “Joint Venture” means a joint venture, partnership or similar arrangement, whether in corporate, partnership or other legal form. “Judgment Currency” has the meaning assigned to such term in Section 9.14(b). “Junior Indebtedness” means any debt for borrowed money that is secured by Liens on the Collateral which rank (or are intended to rank) junior in priority to the Liens on the Collateral securing the Secured Obligations. “Junior Priority Intercreditor Agreement” has the meaning assigned to such term in the definition of “Intercreditor Agreement.” “Latest Maturity Date” means, at any date of determination, the latest maturity or expiration date applicable to any Loan or Commitment hereunder at such time, including the latest maturity or expiration date of any Incremental Facility, any Other Term Loan, any Other Term Commitment, any Other Revolving Loan or any Other Revolving Commitment, in each case as extended in accordance with this Agreement from time to time. 54 US-DOCS\115047431.4

“LC Commitment” means, in the case of each Issuing Bank, such amount as set forth in Schedule 2.05 hereto. “LC Disbursement” means a payment made by an Issuing Bank pursuant to a Letter of Credit. “LC Exposure” means, at any time, (a) the sum of the undrawn amounts of all outstanding Letters of Credit at such time plus (b) the sum of the amounts of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or Rule 3.14 of the ISP or Article 29(a) of the Uniform Customs and Practice for Documentary Credits or applicable law, or the express terms of the Letter of Credit, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the amount available to be drawn under such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any document related thereto, provides for one or more automatic increases in the amount available thereunder, the amount of such Letter of Credit shall be deemed to be the maximum amount available to be drawn under such Letter of Credit after giving effect to all such increases, whether or not such maximum amount is available to be drawn immediately at such time. “LCT Election” has the meaning specified in Section 1.08. “LCT Test Date” has the meaning specified in Section 1.08. “Lenders” means the Term Lenders, the Revolving Lenders and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Facility Amendment (including the 2020 Incremental Term Lenders under Amendment No. 1 and the 2021 Incremental Term Lender under Amendment No. 5), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender. “Letter of Credit” means any letter of credit issued pursuant to Section 2.05 of this Agreement, other than any such letter of credit that shall have ceased to be a “Letter of Credit” outstanding hereunder pursuant to Section 9.05. A Letter of Credit may be a commercial letter of credit, trade letter of credit or a standby letter of credit; provided that no Issuing Bank shall be required to issue a commercial letter of credit or trade letter of credit without its consent. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the Issuing Bank. “Letter of Credit Sublimit” means $5,000,000. “LIBO Rate” means for any Interest Period as to any LIBOR Rate Loan, (i) the rate per annum determined by the Administrative Agent to be the offered rate which appears on the applicable Bloomberg screen page which displays the London interbank offered rate administered by ICE Benchmark Administration Limited (the “LIBO Rate”) for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time), two Business Days prior to the commencement of such Interest Period, or (ii) in the event the rate referenced in the preceding clause (i) does not appear on such page or service or if such page or service shall cease to be available, the rate determined by the Administrative 55 US-DOCS\115047431.4

Agent to be the offered rate on such other page or other service which displays the LIBO Rate for deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period in Dollars, determined as of approximately 11:00 a.m. (London, England time) two Business Days prior to the commencement of such Interest Period; provided that if LIBO Rates are quoted under either of the preceding clauses (i) or (ii), but there is no such quotation for the Interest Period elected, the LIBO Rate shall be equal to the Interpolated Screen Rate; and provided, further, that if any such rate determined pursuant to the preceding clauses (i) or (ii) is less than zero, the LIBO Rate will be deemed to be zero; provided, further, that if LIBO Rates quoted under either of the preceding clauses (i) or (ii) are not available at such time for any reason, the rate per annum determined by the Administrative Agent to be the rate at which deposits in the relevant currency for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Eurocurrency Loan being made, continued or converted and with a term equivalent to such Interest Period would be offered to major banks in the London or other offshore interbank market for such currency at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period. Notwithstanding the foregoing and solely with respect to Initial Term Loans, 2020 Incremental Term Loans, 2021 Incremental Term Loans and the Revolving Loans, the LIBO Rate will be deemed to be 1.00% per annum if the LIBO Rate calculated pursuant to the foregoing provisions would otherwise be less than 1.00% per annum. “LIBOR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, bear interest at a rate determined by reference to the Adjusted LIBO Rate. “Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, financing or capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset; provided that in no event shall a Non-Financing Lease Obligation be deemed to be a Lien. “Limited Condition Transaction” means any Acquisition Transaction or similar Investment permitted hereunder by the Borrower or one or more of its respective Restricted Subsidiaries of any assets, business or Person permitted to be acquired hereunder, in each case whose consummation is not conditioned on the availability of, or on obtaining, third-party financing. “Liquidity” means, as of any date of determination, the sum of (a) the aggregate amount of unrestricted cash and Cash Equivalents owned by the Borrower or any Restricted Subsidiary and held in deposit accounts or securities accounts that are subject to Account Control Agreements granting the Collateral Agent a first priority perfected lien, plus (b) the aggregate amount of Revolving Commitments then in effect minus the Revolving Exposure of all Lenders at such time hereunder. “Liquidity Cure Amount” has the meaning assigned to such term in Section 6.13(c). “Liquidity Cure Contribution” has the meaning assigned to such term in Section 6.13(c). “Loan Document Obligations” means (a) the due and punctual payment by the Borrower of (i) the principal of and interest at the applicable rate or rates provided in this Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by the Borrower under this Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to 56 US-DOCS\115047431.4 provide cash collateral, and (iii) all other monetary obligations of the Borrower under or pursuant to this Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of the Borrower under or pursuant to this Agreement and each of the other Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents (including interest and monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding). “Loan Documents” means this Agreement, any Incremental Facility Amendment (including Amendment No. 1), any Loan Modification Agreement, the Guarantee Agreement, the Collateral Agreement, any Intercreditor Agreement, the other Security Documents and, except for purposes of Section 9.02, any promissory notes delivered pursuant to Section 2.09(e). “Loan Modification Agreement” means a Loan Modification Agreement, in form reasonably satisfactory to the Administrative Agent, among the Borrower, the Administrative Agent and one or more accepting lenders, effecting one or more amendments hereto and to the other Loan Documents as are contemplated by Section 2.24. “Loan Modification Offer” means any Term Loan Extension Request or Revolving Credit Extension Request. “Loan Parties” means Holdings, the Borrower and the Subsidiary Loan Parties. “Loans” means the loans made by the Lenders to the Borrower pursuant to this Agreement. “Losses” has the meaning assigned to such term in Section 9.03(b). “LTV Ratio” means, on any date of determination, the ratio of (a) Consolidated Total Net Debt as of the last day of the Test Period most recently ended on or prior to such determination to (b) the Contract Asset Balance as of the last day of such Test Period. “Majority in Interest” when used in reference to Lenders of any Class, means, at any time, (a) in the case of the Revolving Lenders, Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50% of the sum of the aggregate Revolving Exposures and the unused aggregate Revolving Commitments at such time, (b) in the case of Lenders with Other Revolving Commitments, Lenders holding Other Revolving Commitments representing more than 50% of the sum of the aggregate Other Revolving Commitments of such Lenders in such Class, (c) in the case of Lenders with Replacement Revolving Commitments, Lenders holding Replacement Revolving Commitments representing more than 50% of the sum of the aggregate Replacement Revolving Commitment of such Class and (d) in the case of the Term Lenders of any Class, Lenders holding outstanding Term Loans of such Class representing more than 50% of all Term Loans of such Class outstanding at such time; provided that whenever there are one or more Defaulting Lenders, the total outstanding Term Loans, Revolving Exposures and unused Revolving Commitments, Replacement Revolving Commitments or Other Revolving Commitments of each Defaulting Lender shall be excluded for purposes of making a determination of the Majority in Interest. 57 US-DOCS\115047431.4

“Management Investors” means (i) NVX Holdings, Inc., Brandon Cruz, Clint Jones and the other current and former directors, officers, partners, members and employees of any Parent Entity, Holdings, the Borrower and/or any of their respective subsidiaries who (directly or indirectly through one or more Equityholding Vehicles or investment vehicles) are (or will become) direct or indirect investors in the Equity Interests of Holdings, any other Parent Entity or in the Borrower as of the Effective Date or otherwise in connection with the Transactions and (ii) any other directors, officers, partners, members and employees of any Parent Entity, Holdings, the Borrower and/or any of their respective subsidiaries who (directly or indirectly through one or more Equityholding Vehicles or investment vehicles) become direct or indirect investors in the Equity Interests of Holdings, any other Parent Entity or the Borrower after the Effective Date; provided that, the aggregate amount of Equity Interests that may be included as Management Investors pursuant to this clause (ii) shall in no event exceed 10% of all of the direct or indirect Equity Interests of Holdings, any other Parent Entity or the Borrower. “Market Convention Rate” has the meaning assigned to such term in Section 2.14(b). “Master Agreement” has the meaning assigned to such term in the definition of “Swap Agreement.” “Material Adverse Effect” means (a) on the Effective Date, a Material Adverse Effect (as defined in the Merger Agreement) and (b) after the Effective Date, a circumstance or condition that would materially and adversely affect (i) the business, financial condition or results of operations of the Borrower and its Restricted Subsidiaries, taken as a whole, (ii) the ability of the Loan Parties, taken as a whole, to perform their payment obligations under the Loan Documents or (iii) the rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders under the Loan Documents. “Material Indebtedness” means (without duplication) “third-party” indebtedness for borrowed money (other than the Loan Document Obligations), Capital Lease Obligations, unreimbursed obligations for letter of credit drawings and financial guarantees (other than ordinary course of business contingent reimbursement obligations) or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and the Restricted Subsidiaries in an aggregate principal amount exceeding $7,500,000; provided that in no event shall any Permitted Receivables Financing be considered Material Indebtedness for any purpose. For purposes of determining Material Indebtedness, the “principal amount” of the obligations in respect of any Swap Agreement at any time shall be the Swap Termination Value thereof as of such date. “Material Real Property” means each parcel of real property and the improvements thereon owned in fee by a Loan Party with an individual Fair Market Value of greater than $2,500,000 as determined on the Effective Date for existing real property and on the date of acquisition for any after-acquired real property (or the date of substantial completion of any material improvements thereon or new construction thereof). “Material Subsidiary” means (a) each Restricted Subsidiary that, as of the last day of the fiscal quarter of the Borrower most recently ended for which financial statements have been (or were required to have been) delivered pursuant to Section 5.01(a) or (b), had revenues or total assets (determined on a consolidated basis for such Restricted Subsidiary and its Restricted Subsidiaries) for such quarter in excess of 5.0% of the consolidated revenues or Consolidated Total Assets, as applicable, of the Borrower and the Restricted Subsidiaries for such quarter or that is designated by the Borrower as a Material Subsidiary and (b) any Restricted Subsidiary that is part of a group comprising Restricted Subsidiaries that each would not have been a Material Subsidiary under clause (a) but that, taken together, as of the last day of the fiscal quarter of the Borrower most recently ended for which financial statements have 58 US-DOCS\115047431.4 been (or were required to have been) delivered pursuant to Section 5.01(a) or (b), had revenues or total assets (determined on a consolidated basis for all such Restricted Subsidiaries and their respective Restricted Subsidiaries) for such quarter in excess of 10.0% of the consolidated revenues or Consolidated Total Assets, as applicable, of the Borrower and the Restricted Subsidiaries for such quarter. “Merger” has the meaning specified in the recitals to this Agreement. “Merger Agreement” means the Agreement and Plan of Merger, dated as of August 15, 2019, by and among, Blizzard Aggregator, LLC, Parent, Initial Holdings, Merger Sub, the Target and Brandon Cruz as seller representative. “Merger Consideration” has the meaning specified in the recitals to this Agreement “Merger Sub” has the meaning assigned to such term in the preamble hereto. “MFN Adjustment” has the meaning provided in Section 2.20(b). “Moody’s” means Moody’s Investors Service, Inc. and any successor to its rating agency business. “Mortgage” means a mortgage, deed of trust, security deed, assignment of leases and rents or other security document granting a Lien on any Mortgaged Property to secure the Secured Obligations; provided, however, in the event any Mortgaged Property is located in a jurisdiction which imposes mortgage recording tax or similar fees, the applicable Mortgage shall not secure an amount in excess of 100% of the Fair Market Value of such Mortgaged Property. Each Mortgage shall be in a form reasonably acceptable to the Administrative Agent. “Mortgaged Property” means each parcel of real property and the improvements thereon owned in fee by a Loan Party with respect to which a Mortgage is granted pursuant to Section 4.01(f) (if any) or Section 5.11, Section 5.12 and Section 5.14 (if any). “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which a Loan Party or any ERISA Affiliate makes or is obligated to make contributions or with respect to which any Loan Party or ERISA Affiliate could have liability under Section 4212(c) of ERISA. “Net Income” means, with respect to any Person, the net income (loss) attributable to such Person, determined on a consolidated basis in accordance with GAAP and before any reduction in respect of dividends on preferred Equity Interests (other than dividends on Disqualified Equity Interests). “Net Proceeds” means, with respect to any event, (a) the proceeds received in respect of such event in cash or Cash Equivalents, including (i) any cash or Cash Equivalents received in respect of any non-cash proceeds, including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment or earn-out (but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds that are actually received and (iii) in the case of a condemnation, eminent domain or similar event, condemnation or eminent domain awards and similar payments that are actually received, minus (b) the sum of (i) all fees and out-of-pocket expenses paid by the Borrower and the Restricted Subsidiaries in connection with such event (including attorney’s fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, issuance costs, underwriting discounts and commissions, other customary costs and expenses and brokerage, consultant, accountant and other customary fees), (ii) in the case of a Disposition of an asset 59 US-DOCS\115047431.4

(including pursuant to a Sale Leaseback or Casualty Event or similar proceeding), (x) the amount of all payments that are permitted hereunder and are made by the Borrower and the Restricted Subsidiaries as a result of such event to repay Indebtedness permitted to be incurred hereunder (other than (x) the Loans or (y) other Indebtedness that is secured by Liens on the Collateral that rank on an equal priority basis (but without regard to control of remedies) or on a junior basis, in either case, to the Liens on the Collateral securing the Secured Obligations and incurred pursuant to Section 6.01(a)) and secured by such asset or otherwise subject to mandatory prepayment as a result of such event, (y) the pro rata portion of net cash proceeds thereof (calculated without regard to this clause (y)) attributable to minority interests and not available for distribution to or for the account of the Borrower and the Restricted Subsidiaries as a result thereof and (z) the amount of any liabilities directly associated with such asset and retained by the Borrower or the Restricted Subsidiaries, (iii) in the case of the incurrence of any Indebtedness the proceeds of which are required to be used to prepay any Class of Loans and/or reduce any Class of Commitments under this Agreement, accrued interest and premium, if any, on such Loans and any other amounts (other than principal) required to be paid in respect of such Loans and/or Commitments in connection with any such prepayment and/or reduction and (iv) the amount of all Taxes paid (or reasonably estimated to be payable) by the Borrower or any Restricted Subsidiary, including any Taxes payable by, or any Tax distribution to, Holdings or any Parent Entity and the amount of any reserves established by the Borrower and the Restricted Subsidiaries to fund contingent liabilities reasonably estimated to be payable that are directly attributable to such event; provided that any reduction at any time in the amount of any such reserves (other than as a result of payments made in respect thereof) shall be deemed to constitute the receipt by the Borrower at such time of Net Proceeds in the amount of such reduction. “New Project” means (a) each facility which is either a new facility, branch or office or an expansion, relocation, remodeling or substantial modernization of an existing facility, branch or office owned by the Borrower or the Subsidiaries which in fact commences operations and (b) each creation (in one or a series of related transactions) of a business unit to the extent such business unit commences operations or each expansion (in one or a series of related transactions) of business into a new market. “Non-Accepting Lender” has the meaning assigned to such term in Section 2.24(h). “Non-Cash Compensation Expense” means any non-cash expenses and costs that result from the issuance of stock-based awards, partnership interest-based awards and similar incentive based compensation awards or arrangements. “Non-Consenting Lender” has the meaning assigned to such term in Section 9.02(c). “Non-Financing Lease Obligations” means a lease obligation that is not required to be accounted for as a financing or capital lease on both the balance sheet and the income statement for financial reporting purposes in accordance with GAAP. For avoidance of doubt, an operating lease or other obligation in respect of, or under, straight line leases, shall be considered a Non-Financing Lease Obligation. “Non-Loan Party” means any Person that is not a Loan Party. “Not Otherwise Applied” means, with reference to the Available Amount or the Available Equity Amount, as applicable, that was not previously (or concurrently) applied pursuant to Section 6.04(c), 6.04(i), 6.04(n), 6.04(q), 6.08(a)(vii)(E), 6.08(a)(viii) or 6.08(b)(iv) or any Cure Amount. “Notice of Intent to Cure” has the meaning assigned to such term in Section 7.02(c). 60 US-DOCS\115047431.4

“Notice of Prepayment” shall have the meaning assigned to such term in Section 2.11(h). “Notice Period” shall have the meaning assigned to such term in Section 2.14(b). “OFAC” means the Office of Foreign Assets Control of the U.S. Department of the Treasury. “OID” means original issue discount. “Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); and (c) with respect to any partnership, Joint Venture, trust or other form of business entity, the partnership, Joint Venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity. “Original Revolving Commitment” means each “Revolving Commitment” as defined in this Agreement as in effect immediately prior to Amendment No. 5 Effective Date. “Original Revolving Facility” means the revolving credit facility represented by the Original Revolving Commitments. “Original Revolving Lender” means each “Revolving Lender” as defined in this Agreement as in effect immediately prior to Amendment No. 5 Effective Date. “Original Revolving Loans” means the Revolving Loans outstanding immediately prior to Amendment No. 5 Effective Date. “Other Revolving Commitments” means one or more Classes of revolving credit commitments hereunder or extended revolving commitments that result from a Loan Modification Agreement. “Other Revolving Loans” means the revolving loans made pursuant to any Other Revolving Commitment. “Other Taxes” means any and all present or future recording, stamp, documentary, transfer, sales, property or similar Taxes arising from any payment made under any Loan Document or from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to an assignment, other than an assignment pursuant to Section 2.19. “Other Term Commitments” means one or more Classes of term loan commitments hereunder that result from a Loan Modification Agreement. “Other Term Loans” means one or more Classes of term loans that result from a Loan Modification Agreement, including any Extended Term Loans. “Parent” has the meaning assigned to such term in the recitals. 61 US-DOCS\115047431.4

“Parent Entity” means Holdings and any Person that is a direct or indirect parent of Holdings (including Parent) and of which Holdings is a direct or indirect subsidiary. “Participant” has the meaning assigned to such term in Section 9.04(c)(i). “Participant Register” has the meaning assigned to such term in Section 9.04(c)(iii). “Participating Lender” has the meaning assigned to such term in Section 2.11(a)(ii)(C)(2). “Participating Receivables Grantor” shall mean the Borrower or any Restricted Subsidiary that is or that becomes a participant or originator in a Permitted Receivables Financing. “PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions. “Perfection Requirements” means the filing of appropriate financing statements with the office of the Secretary of State or other appropriate office of the state of organization of each Loan Party, the filing of appropriate assignments or notices with the U.S. Patent and Trademark Office and the U.S. Copyright Office, the execution of the Account Control Agreements by the parties thereto, the proper recording or filing, as applicable, of Mortgages and fixture filings with respect to any Mortgaged Property, in each case in favor of the Collateral Agent for the benefit of the Secured Parties and the delivery to the Collateral Agent of any stock certificate or promissory note required to be delivered pursuant to the applicable Loan Documents, together with instruments of transfer executed in blank. “Permitted Acquisition” means an Acquisition Transaction together with other Investments necessary to consummate such Acquisition Transaction; provided that: (a) except in the case of a Limited Condition Transaction (in which case, no Event of Default shall have occurred as of the applicable LCT Test Date and no Event of Default under clause (a), (b), (h) or (i) of Section 7.01 shall have occurred and be continuing at the time of consummation thereof), after giving pro forma effect to any such Acquisition Transaction and Investment, no Event of Default shall have occurred and be continuing or would result therefrom, (b) the business of such Person, or such assets, as the case may be, constitutes a business permitted by Section 5.16, (c) with respect to each such purchase or other acquisition, all actions required to be taken with respect to any such newly created or acquired Subsidiary (including each subsidiary thereof that constitutes a Restricted Subsidiary) or assets in order to satisfy the requirements set forth in clauses (a), (b), (c) and (d) of the definition of the term “Collateral and Guarantee Requirement” to the extent applicable shall have been taken to the extent required by Section 5.11 and 5.12 (or arrangements for the taking of such actions after the consummation of the Permitted Acquisition shall have been made that are reasonably satisfactory to the Administrative Agent) (unless such newly created or acquired Restricted Subsidiary constitutes an Excluded Subsidiary or such newly created or acquired asset constitutes an Excluded Asset), (d) such acquired Person becomes a Restricted Subsidiary, (e) after giving effect to such Acquisition Transaction, the Borrower shall be in pro forma compliance with the Financial Maintenance Covenant, 62 US-DOCS\115047431.4

(f) for any Acquisition Transaction or Investment for which the aggregate cash consideration exceeds $40,000,000, the Borrower shall have delivered to the Administrative Agent (for further distribution by the Administrative Agent to the Lenders) no later than three (3) Business Days prior to the closing date of such Acquisition Transaction, copies of (i) the most recent audited and/or unaudited financial statements of the target company, (ii) the latest draft acquisition or merger agreement and (iii) to the extent prepared, a quality of earnings analysis in respect of such Acquisition Transaction or Investment; provided that to the extent any such information or materials under clauses (i), (ii) or (iii) is subject to confidentiality restrictions preventing disclosure thereof to the Administrative Agent or the Lenders, such information or materials (or any part thereof) shall only be required to be delivered to the Administrative Agent and made available to any Lender to the extent that the Administrative Agent and each such Lender has executed a customary non-disclosure agreement with the target company with respect to such information or materials, and (g) the Board of Directors of the target company shall not be contesting such Acquisition Transaction or Investment. “Permitted ECF Recalculation Considerations” has the meaning assigned to such term in Section 2.11(d). “Permitted Encumbrances” means: (a) Liens for taxes, assessments or other governmental charges that are not delinquent for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP, in each case, the nonpayment of which could not reasonably be expected to result in a Material Adverse Effect; (b) Liens imposed by statutory or common law, such as landlords’ carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or construction contractors’ Liens and other similar Liens, arising in the ordinary course of business that secure amounts not overdue for a period of more than 30 days or, if more than 30 days overdue, are unfiled and no other action has been taken to enforce such Liens or that are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP, in each case so long as such Liens could not reasonably be expected to individually or in the aggregate have a Material Adverse Effect; (c) (i) Liens incurred, pledges or deposits made in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation, (ii) pledges or deposits made in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees or similar instruments for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any Restricted Subsidiary or otherwise supporting the payment of items of the type set forth in the foregoing clause (i) or (iii) deposit arrangements in the ordinary course of business under which software or source code is placed in escrow with customers or a third party agent for the benefit of customers on a non-exclusive basis; (d) Liens incurred or deposits made to secure the performance of tenders, bids, trade contracts (other than for the payment of Indebtedness), governmental contracts and leases (other than Financing Lease Obligations), statutory obligations, surety, stay, customs and appeal bonds, performance bonds, bankers acceptance facilities and other obligations of a like nature (including those to secure health, safety and environmental obligations) and obligations in respect of letters of credit, bank 63 US-DOCS\115047431.4 guarantees or similar instruments that have been posted to support the same, in each case incurred in the ordinary course of business or consistent with past practices; (e) easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions, zoning restrictions and other similar encumbrances, matters that are or would be reflected on a survey of any real property, irregularities of title, title defects affecting real property that, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Borrower and the Restricted Subsidiaries, taken as a whole, and any exception on the Mortgaged Policies issued to the Collateral Agent in connection with the Mortgaged Property; (f) (i) Liens securing, or otherwise arising from, judgments, awards attachments and/or decrees and notices of lis pendens and associated rights relating to litigation being contested in good faith not constituting an Event of Default under Section 7.01(j) and (ii) any pledge and/or deposit securing any settlement of litigation; (g) Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or any of the Restricted Subsidiaries or Liens on bills of lading, drafts or other documents of title arising by operation of law or pursuant to the standard terms of agreements relating to letters of credit, bank guarantees and other similar instruments; provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiaries in respect of such letter of credit, bank guarantee or other similar instrument to the extent such obligations are permitted by Section 6.01; (h) rights of setoff, banker’s lien, netting agreements and other Liens arising by operation of law or by of the terms of documents of banks or other financial institutions in relation to the maintenance of administration of deposit accounts, securities accounts or cash management arrangements or in connection with the issuance of letters of credit, bank guarantees or other similar instruments; (i) Liens arising from precautionary Uniform Commercial Code financing statements or any similar filings made in respect of operating leases or consignment or bailee arrangements entered into by the Borrower or any of the Restricted Subsidiaries; (j) Liens given to a public utility or any municipality or Governmental Authority when required by such utility or other authority in connection with the ordinary conduct of the business of Holdings, the Borrower or any Restricted Subsidiary; provided that such Liens do not and could not reasonably be expected to have a Material Adverse Effect; (k) reservations, limitations, provisos and conditions expressed in any original grant from any Governmental Authority or other grant of real or immovable property or interests therein; and (l) rights of recapture of unused real property (other than any Mortgaged Property) in favor of the seller of such property set forth in customary purchase agreements and related arrangements with any Governmental Authority. “Permitted Equal Priority Refinancing Debt” means any secured Indebtedness incurred by the Borrower or any other Loan Party in the form of one or more series of senior secured notes, bonds or debentures or senior secured loans; provided that (i) such Indebtedness is secured by Liens on the Collateral that are (or are intended to) rank on an equal priority basis (but without regard to control of remedies) with the Liens securing the Secured Obligations, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness and (iii) a Senior Representative acting on behalf of the holders of 64 US-DOCS\115047431.4 such Indebtedness shall have become party to the relevant Intercreditor Agreements. Permitted Equal Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Holder” means each of (a) the Investors, (b) the Management Investors and (c) other than for purposes of determining the “Permitted Holders” for purposes of clause (b) of the definition of “Change in Control”, any group (within the meaning of Section 13(d)(3) of the Exchange Act (or any successor provision)) the members of which include any of the Permitted Holders specified in clauses (a) or (b) above (a “Permitted Holder Group”); provided that, in the case of any Permitted Holder Group, the Permitted Holders specified in clauses (a) or (b) above are the beneficial owners, directly or indirectly, of Equity Interests having more than 50.0% of the total voting power of the Voting Stock of Holdings (or, for the avoidance of doubt, any New Holdings or Successor Holdings) or any Parent Entity held by such Permitted Holder Group. “Permitted Holder Group” has the meaning assigned to such term in the definition of “Permitted Holder.” “Permitted Initial Revolving Credit Borrowing Purposes” means one or more Borrowings of Revolving Loans equal to the sum of (a) an amount in order to fund any working capital requirements of Holdings, the Borrower and their respective Subsidiaries (including Merger Sub and its respective Subsidiaries) on the Effective Date, (b) an amount not to exceed $5,000,000 to pay the Merger Consideration, the Effective Date Refinancing and/or the Transaction Costs plus (c) an amount sufficient to cash collateralize letters of credit outstanding immediately prior to the Effective Date under the Existing Credit Facility. “Permitted Junior Priority Refinancing Debt” means any secured Indebtedness incurred by the Borrower or any other Loan Party in the form of one or more series of junior lien secured notes, bonds or debentures or junior lien secured loans; provided that (i) such Indebtedness is secured by Liens on the Collateral that rank (or are intended to) rank junior to the Liens on the Collateral securing the Secured Obligations, (ii) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness and (iii) a Senior Representative acting on behalf of the holders of such Indebtedness shall have become party to the relevant Intercreditor Agreements. Permitted Junior Priority Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Permitted Receivables Financing” means a securitization or other similar financing (including any factoring program) of Permitted Receivables Financing Assets that is non-recourse to Holdings, the Borrower and the Restricted Subsidiaries other than a Receivables Subsidiary (except for customary representations, warranties, covenants and indemnities and other customary forms of support, in each case made in connection with such facilities), all sales or contribution of Permitted Receivables Financing Assets and related assets by the Borrower or any Restricted Subsidiary to the Receivables Subsidiary or any other Person are made at fair market value (as determined in good faith by the Borrower), and the financing terms, covenants, termination events and other provisions of which are on market terms (as determined in good faith by the Borrower) but may include Standard Securitization Undertakings, providing for the sale, conveyance, or contribution to capital of Permitted Receivables Financing Assets by Participating Receivables Grantors in transactions purporting to be sales of Permitted Receivables Financing Assets to either (a) a Person that is not Holdings, the Borrower and the Restricted Subsidiaries or (b) a Receivables Subsidiary that in turn funds such purchase by the direct or indirect sale, transfer, conveyance, pledge, or grant of participation or other interest in such Receivables Facility Assets to a Person that is not Holdings, the Borrower and the Restricted Subsidiaries. “Permitted Receivables Financing Assets” means (a) any accounts receivable, loan receivables, mortgage receivables, receivables or loans relating to the financing of insurance or healthcare premiums or relating to policies sold on behalf of an insurance carrier, royalty, patent or other revenue streams and 65 US-DOCS\115047431.4 other rights to payment or related assets and the proceeds thereof and (b) all assets securing or related to any such receivable or asset, all contracts and contract rights, guarantees or other obligations in respect of any such receivable or asset, lockbox accounts and records with respect to any such receivable or assets and any other assets (including inventory and proceeds thereof) customarily transferred (or in respect of which security interests are customarily granted) together with receivables or assets in connection with a securitization, factoring or receivables financing or sale transaction. “Permitted Refinancing” means, with respect to any Indebtedness (the “Refinanced Indebtedness”), the incurrence of any Indebtedness in exchange for or as a replacement of (including by entering into alternative financing arrangements in respect of such exchange or replacement (in whole or in part), by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, or, after the original instrument giving rise to such Indebtedness has been terminated, by entering into any credit agreement, loan agreement, note purchase agreement, indenture or other agreement), or the net proceeds of which are to be used for the purpose of any modification, refinancing, refunding, replacing, redeeming, repurchasing, defeasing, acquiring, amending, supplementing, restructuring, repaying, prepaying, retiring, extinguishing, renewal or extension of such Indebtedness (collectively, to “Refinance” or a “Refinancing” or “Refinanced”); provided that (a) the principal amount (or accreted value, if applicable) thereof does not exceed the principal amount (or accreted value, if applicable) of the Refinanced Indebtedness except (i) by an amount equal to unpaid accrued interest, dividend and premium (including tender premiums) thereon plus defeasance costs, underwriting discounts, other amounts paid, and fees, commissions and expenses (including upfront fees or similar fees, original issue discount or initial yield payments) incurred, in connection with such Refinancing, (ii) by an amount equal to any existing revolving commitments unutilized thereunder to the extent that the portion of any existing and unutilized revolving commitment being refinanced was permitted to be drawn under Section 6.01 immediately prior to such refinancing (other than by reference to a Permitted Refinancing) and such drawing shall be deemed to have been made and (iii) to the extent such excess amount is otherwise permitted to be incurred under Section 6.01, (b) other than with respect to a Permitted Refinancing in respect of Indebtedness permitted pursuant to Section 6.01(a)(v) and (a)(xiv) (other than in respect of Indebtedness for borrowed money), Indebtedness resulting from such Refinancing that has a final maturity date equal to or later than the earlier of the final maturity date of the Refinanced Debt and the Latest Maturity Date, and shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Refinanced Indebtedness; provided that the foregoing requirements of this clause (b) shall not apply to the extent such Indebtedness constitutes a customary bridge facility, so long as the long-term Indebtedness into which any such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (b) and such conversion or exchange is subject only to conditions customary for similar conversions or exchanges or if such Indebtedness is subject to Customary Escrow Provisions, (c) if the Refinanced Indebtedness is subordinated in right of payment to the Loan Document Obligations, Indebtedness resulting from such Refinancing is subordinated in right of payment to the Loan Document Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Refinanced Indebtedness, (d) no Loan Party that was not an obligor with respect to the Refinanced Indebtedness shall be an obligor under the Permitted Refinancing (except that any Loan Party may be added as an additional direct or contingent obligor in respect of such Refinanced Indebtedness) and if the Refinanced Indebtedness was (or was required to be) subject to an Intercreditor Agreement, the holders of such Permitted Refinancing (if such Indebtedness is secured) or their authorized representative on their behalf, shall become party to such or a similar Intercreditor Agreement providing for the same (or lesser) lien priority and (e) to the extent the Refinanced Indebtedness was secured by a Lien on the Collateral, no Lien on the Collateral securing the Indebtedness resulting from such Refinancing shall be more senior in priority relative to the Lien on the Collateral that secured the Refinanced Indebtedness and to the extent the Refinanced Indebtedness is unsecured, the Indebtedness resulting from such Refinancing shall be unsecured except to the extent otherwise permitted pursuant to Section 6.02. For the avoidance 66 US-DOCS\115047431.4 of doubt, it is understood and agreed that a Permitted Refinancing includes successive Permitted Refinancings of the same Indebtedness. “Permitted Unsecured Refinancing Debt” means unsecured Indebtedness incurred by the Borrower or any other Loan Party in the form of one or more series of senior unsecured notes, bonds or debentures or loans; provided that (i) such Indebtedness constitutes Credit Agreement Refinancing Indebtedness and (ii) such Indebtedness is not secured by any Lien on any property or assets of Holdings, the Borrower or any Restricted Subsidiary. Permitted Unsecured Refinancing Debt will include any Registered Equivalent Notes issued in exchange therefor. “Person” means any natural person, corporation, limited liability company, trust, Joint Venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any “employee pension benefit plan” as defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which a Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA. “Planned Expenditures” has the meaning assigned to such term in clause (x) of the definition of “Excess Cash Flow.” “Platform” has the meaning assigned to such term in Section 5.01(g). “Prepayment Date” means the date that any prepayment occurs pursuant to the terms of this Agreement in a manner described in clause (y) to the proviso to Section 2.11(a). “Prepayment Event” means: (a) any sale, transfer or other Disposition of any property or asset of the Borrower or any Restricted Subsidiary pursuant to Section 6.05(i), Section 6.05(j), Section 6.05(m), Section 6.05(n) or Section 6.05(p) or the occurrence of any other Casualty Event (or series of related Dispositions or Casualty Events) resulting in Net Proceeds exceeding (x) $1,000,000, individually or (y) $2,500,000, in the aggregate in any fiscal year (each of the foregoing, a “Disposition/Casualty Prepayment Event”); provided, that, for the avoidance of doubt, only Net Proceeds in excess of such amounts shall be subject to the mandatory prepayment provisions set forth in Section 2.11(c) and no Prepayment Event shall be deemed to have occurred in any fiscal year until the Net Proceeds received during such fiscal year exceed $2,500,000; or (b) the incurrence by the Borrower or any Restricted Subsidiary of any Indebtedness consisting of (i) any Credit Agreement Refinancing Indebtedness, (ii) any Incremental Refinancing Facility, (iii) any Permitted Receivables Financing permitted pursuant to Section 6.01(a)(viii) or Section 6.05(g)(B), (iv) any securitization, receivables facility or other similar financing (including any factoring program) or sale of receivables, insurance or healthcare premiums or relating to policies sold on behalf of an insurance carrier, royalty, patent or other revenue streams and other rights to payment or related assets that are not permitted by Section 6.01(a)(viii)) and (v) unless permitted by the Required Lenders pursuant to Section 9.02, any other Indebtedness not permitted by Section 6.01 (such incurrence, a “Specified Debt Incurrence Prepayment Event”). “Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest 67 US-DOCS\115047431.4 rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). “Pro Forma Entity” means any Acquired Entity or Business or any Converted Restricted Subsidiary. “Pro Forma Financial Statements” means the pro forma consolidated balance sheet and related pro forma consolidated statement of operations, of the Borrower, as of, and for the twelve-month period ending on, the last day of the most recently completed four-fiscal quarter period ended at least 60 days prior to the Effective Date (or 120 days prior to the Effective Date in the case such four fiscal quarter period is the end of the Target’s fiscal year), prepared after giving effect to the Transactions as if the Transactions had occurred as of such date (in the case of such balance sheet) or at the beginning of such period (in the case of such income statements), which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting (including adjustments of the type contemplated by Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations (formerly SFAS 141R)), tax adjustments, deferred taxes or other similar pro forma adjustments. “Proceeding” has the meaning assigned to such term in Section 9.03(b). “Proposed Change” has the meaning assigned to such term in Section 9.02(c). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Company Costs” has the meaning assigned to such term in the definition of “Consolidated EBITDA”. “Public Lender” has the meaning assigned to such term in Section 5.01. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning assigned to such term in Section 9.22. “QofE Report” has the meaning assigned to such term in clause (a)(xix) of the definition of “Consolidated EBITDA.” “Qualifying Bridge Facility” has the meaning assigned to such term in the definition of “Required Additional Debt Terms”. “Qualified Equity Interests” means Equity Interests other than Disqualified Equity Interests. “Quotation Day” means for any Interest Period, the day two Business Days prior to the first day of such Interest Period. “Ratio Incurrence” has the meaning assigned to such term in Section 1.11(d). 68 US-DOCS\115047431.4

“Ratio Indebtedness” has the meaning assigned to such term in Section 6.01(a)(xix)(A). “Receivables Subsidiary” means any Special Purpose Entity established in connection with a Permitted Receivables Financing and any other subsidiary (other than any Loan Party) involved in a Permitted Receivables Financing which is not permitted by the terms of such Permitted Receivables Financing to guarantee the Secured Obligations or provide Collateral. “Refinance” or a “Refinancing” or “Refinanced” has the meaning assigned to such term in the definition of “Permitted Refinancing”. “Refinanced Indebtedness” has the meaning assigned to such term in the definition of “Permitted Refinancing”. “Refinanced Credit Agreement Debt” has the meaning assigned to such term in the definition of “Credit Agreement Refinancing Indebtedness.” “Refunding Equity Interests” has the meaning assigned to such term in Section 6.08(a)(iv). “Register” has the meaning assigned to such term in Section 9.04(b)(iv). “Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having substantially the same Guarantees) issued in a Dollar-for-Dollar exchange therefor pursuant to an exchange offer registered with the SEC. “Regulation S-X” means Regulation S-X under the Securities Act. “Rejection Notice” has the meaning assigned to such term in Section 2.11(e)(ii). “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the officers, directors, employees, agents and advisors and other representatives of such Person and of each of such Person’s Affiliates and successors and permitted assigns. “Release” means any release, spill, emission, leaking, dumping, injection, pouring, deposit, disposal, discharge, dispersal, leaching or migration into the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and including the environment within any building or other structure). “Removal Effective Date” has the meaning assigned to such term in Article VIII. “Replacement Revolving Commitment” has the meaning assigned to such term in Section 2.20(a). “Replacement Revolving Loan” means any loan made to the Borrower under a Class of Replacement Revolving Commitments. “Replacement Revolving Facility” means each Class of Replacement Revolving Commitments made pursuant to Section 2.20(a). “Representative” has the meaning assigned to such term in Section 9.12. 69 US-DOCS\115047431.4

“Repricing Transaction” means (a) the incurrence by any Loan Party of any Indebtedness in the form of term loans secured by Liens on the Collateral that rank on an equal priority basis (but without giving effect to control of remedies) with the liens on the Collateral securing the Initial Term Loans and the 2020 Incremental Term Loans (i) having an Effective Yield for the respective Type of such Indebtedness that is less than (and not by virtue of any fluctuation in any “base” rate) the Effective Yield for the Initial Term Loans or the 2020 Incremental Term Loans, as applicable), and (ii) the proceeds of which are used to prepay (or, in the case of a conversion, deemed to prepay or replace), in whole or in part, outstanding principal of the Initial Term Loans and the 2020 Incremental Term Loans or (b) any amendment (or any mandatory assignment in connection with any such amendment) resulting in the effective reduction in the Effective Yield for the Initial Term Loans or the 2020 Incremental Term Loans, as applicable). Any determination by the Administrative Agent with respect to whether a Repricing Transaction shall have occurred shall be conclusive and binding on all Lenders holding the Initial Term Loans and the 2020 Incremental Term Loans. “Required Additional Debt Terms” means, with respect to any Ratio Indebtedness, Incremental Equivalent Debt and Acquisition Debt, (a) such Indebtedness does not mature earlier than the date that is 91 days after the Latest Maturity Date or have a Weighted Average Life to Maturity less than the greatest Weighted Average Life to Maturity of the then-existing Term Loans outstanding at the time of incurrence of such Indebtedness (other than (1) in the case of a customary bridge facility, so long as such customary bridge facility does not have a tenor longer than one year and is convertible or exchangeable into long-term indebtedness and the long-term Indebtedness into which such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (a) and such conversion or exchange is subject only to conditions customary for similar conversions or exchanges (a “Qualifying Bridge Facility”) and (2) Indebtedness that is subject to Customary Escrow Provisions), (b) except with respect to any Qualifying Bridge Facility (prior to any conversion or exchange into long-term Indebtedness) and Indebtedness that is subject to the Customary Escrow Provisions, the terms of such Indebtedness in respect thereof do not provide for any mandatory prepayments, mandatory redemptions, mandatory commitment reductions, mandatory offers to purchase or mandatory sinking fund obligations prior to the Latest Maturity Date, other than customary prepayments, commitment reductions, repurchases, redemptions, defeasances, acquisitions or satisfactions and discharges, or offers to prepay, reduce, redeem, repurchase, defease, acquire or satisfy and discharge, in each case upon, a change of control, asset sale event or casualty, eminent domain or condemnation event, or on account of the accumulation of excess cash flow (in the case of loans or commitments), AHYDO Catch Up Payments and customary acceleration rights upon an event of default, (c) except for any of the following that are applicable only to periods following the Latest Maturity Date, the covenants, events of default and other terms for such Indebtedness or commitments (excluding, for the avoidance of doubt, interest rates (including through fixed interest rates), interest rate margins, rate floors, fees, maturity, funding discounts, original issue discounts, currency type and denomination, and redemption or prepayment terms and premiums), when taken as a whole, are determined by the Borrower to not be materially more restrictive on Holdings, the Borrower and the Restricted Subsidiaries than the terms of this Agreement, when taken as a whole (provided that, if the documentation governing such Indebtedness or commitments contains any covenant or provision that is not included in this Agreement at such time, the Administrative Agent shall have been given prompt written notice thereof and this Agreement shall have been amended to include such covenant or provision for the benefit of each Credit Facility (provided, however, that, if (x) the documentation governing such Indebtedness that includes a financial maintenance covenant consists of a revolving credit facility (whether or not the documentation therefor includes any other facilities) and (y) such financial maintenance covenant is a “springing” financial maintenance covenant for the benefit of such revolving credit facility or a covenant only applicable to, or for the benefit of, a revolving credit facility, then such Indebtedness or commitments shall not be deemed “more restrictive” with respect to any Term Facility solely as a result of such financial maintenance covenant benefiting only such 70 US-DOCS\115047431.4 revolving credit facilities); provided that a certificate of a Responsible Officer of the Borrower delivered to the Administrative Agent at least five Business Days prior to the Incurrence of such Indebtedness or the providing of such commitments, together with a reasonably detailed description of the material terms and conditions of such Indebtedness or commitments or drafts of the documentation relating thereto, stating that the Borrower has determined in good faith that such terms and conditions satisfy the foregoing requirement shall be conclusive evidence that such terms and conditions satisfy the foregoing requirement unless the Administrative Agent notifies the Borrower within such five Business Day period that it disagrees with such determination (including a reasonable description of the basis upon which it disagrees), (d) to the extent such Indebtedness is secured by any of the Collateral, such Indebtedness shall not be secured by any assets of a Loan Party other than the Collateral securing the Secured Obligations and shall be subject to the relevant Intercreditor Agreements and (e) to the extent such Indebtedness is incurred or guaranteed by any Loan Party, such Indebtedness shall not be guaranteed by any Restricted Subsidiary that is not a Loan Party (except to the extent such Indebtedness that is subject to the Required Additional Debt Terms is expressly permitted to be incurred by any Restricted Subsidiary that is not a Loan Party under Section 6.01(xix) or Section 6.01(xxvi)). “Required Lenders” means, at any time, Lenders having or holding more than 50.0% of the aggregate Revolving Exposures, outstanding Term Loans and unused Commitments (or, if the Replacement Revolving Commitment or Other Revolving Commitment of any Class has been terminated, the outstanding Replacement Revolving Loans or Other Revolving Loans of such Class outstanding at such time) at such time; provided that (a) whenever there are one or more Defaulting Lenders, the total outstanding Term Loans, Commitments, Revolving Exposures and unused Revolving Commitments of each Defaulting Lender shall be excluded for purposes of making a determination of Required Lenders and (b) when there are four (4) or fewer Lenders at any such time (it being understood that a single Lender for such purposes shall be deemed to include all Affiliates and Approved Funds of a Lender who are Lenders under this Agreement), the Required Lenders shall constitute no fewer than two Lenders (but only including any such Lender that holds at least 15.0% of the aggregate Revolving Exposures, outstanding Term Loans and unused Commitments (or, if the Replacement Revolving Commitment or Other Revolving Commitment of any Class has been terminated, the outstanding Replacement Revolving Loans or Other Revolving Loans of such Class outstanding at such time) at such time) at such time. “Required Revolving Lenders” means, at any time, Revolving Lenders having Revolving Exposures and unused Revolving Commitments representing more than 50.0% of the aggregate Revolving Exposures and unused Revolving Commitments at such time; provided that (a) whenever there are one or more Defaulting Lenders, the total outstanding Revolving Exposures and unused Revolving Commitments of each Defaulting Lender shall be excluded for purposes of making a determination of Required Revolving Lenders and (b) when there are four (4) or fewer Revolving Lenders at any such time (it being understood that a single Revolving Lender for such purposes shall be deemed to include all Affiliates and Approved Funds of a Revolving Lender who are Revolving Lenders under this Agreement), the Required Revolving Lenders shall constitute no fewer than two Revolving Lenders (but only including any such Revolving Lender that holds at least 15.0% of the aggregate Revolving Exposures (or, if the Revolving Commitment or Other Revolving Commitment of any Class has been terminated, the outstanding Revolving Loans or Other Revolving Loans of such Class outstanding at such time) at such time) at such time. “Requirements of Law” means, with respect to any Person, any statutes, laws, treaties, rules, regulations, orders, decrees, writs, injunctions or determinations of any arbitrator or court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject. 71 US-DOCS\115047431.4

“Resignation Effective Date” has the meaning assigned to such term in Article VIII. “Responsible Officer” means the Chairman of the Board, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Operating Officer, the Treasurer, any Vice President, the Assistant Treasurer, with respect to certain limited liability companies or partnerships that do not have officers, any manager, managing member, managing director or general partner thereof, any other senior officer of Holdings, the Borrower or any other Loan Party designated as such in writing to the Administrative Agent by Holdings, the Borrower or any other Loan Party, as applicable, and, with respect to any document (other than the solvency certificate) delivered on the Effective Date, the Secretary or the Assistant Secretary of any Loan Party. Any document delivered hereunder that is signed by a Responsible Officer shall be conclusively presumed to have been authorized by all necessary corporate, limited liability company, partnership and/or other action on the part of Holdings, the Borrower or any other Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Person. “Restricted Debt Payment” has the meaning assigned to such term in Section 6.08(b). “Restricted Debt Payment Amount” means, at any time the greater of (x) $5,000,000 and (y) 10.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of determination (measured as of such date), minus the sum of (a) the amount of Restricted Debt Payments made by the Borrower or any Restricted Subsidiary in reliance on Section 6.08(b)(iv)(A)(i) and (b) the amount of Investments made by the Borrower or any Restricted Subsidiary in reliance on Section 6.04(n)(A)(iii). “Restricted Junior Debt” has the meaning assigned to such term in Section 6.08(b). “Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower (or any Parent Entity), or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower (or any Parent Entity), any option, warrant or other right to acquire any such Equity Interests, or any funds set aside or otherwise reserved, directly or indirectly, for any of the foregoing purposes. “Restricted Payment Amount” means, at any time the greater of (x) $5,000,000 and (y) 10.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of determination (measured as of such date), minus the sum of (a) the amount of Restricted Payments made by the Borrower or any Restricted Subsidiary in reliance on Section 6.08(a)(viii)(A), (b) the amount of Restricted Debt Payments made by the Borrower or any Restricted Subsidiary in reliance on Section 6.08 (b)(iv)(A)(ii) and (c) the amount of Investments made by the Borrower or any Restricted Subsidiary in reliance on Section 6.04(n)(A)(ii). “Restricted Subsidiary” means any Subsidiary other than an Unrestricted Subsidiary. “Retained Declined Proceeds” has the meaning assigned to such term in Section 2.11(e). “Return” means, with respect to any Investment, any dividend, distribution, interest, fee, premium, return of capital, repayment of principal, income, profit (from a Disposition or otherwise) and any other amount received or realized in respect thereof. 72 US-DOCS\115047431.4

“Revolving Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments. “Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum permitted aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Assumption or (ii) any Incremental Revolving Commitment Increase (including the 2020 Incremental Revolving Commitments, the Incremental No. 3(a) prior to the Amendment No. 5 Effective Date, the Original Revolving Commitments as in effect at any time prior to such date and (b) on and after the Amendment No. 5 Effective Date, the Class A Revolving Commitments and the Incremental No. 4Class B Revolving Commitments). The amount of each Lender’s Revolving Commitment as of the Incremental Facility Agreement No. 4 Effective Date is set forth on Schedule 2.01 as amended pursuant to Incremental Facility Agreement No. 4, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Commitment, as the case may be. Theaggregate amount of the Lenders’ Revolving Commitments as of thein effect immediately prior to the Amendment No. 5 Effective Date was $30,000,000200,000,000. The aggregate amount of the Lenders’ Revolving Commitments as of the Incremental Facility Agreement No. 2 Effective Date is $50,000,000. The amount of the Lenders’ Revolving Commitments as of the Incremental Facility Agreement No. 3 Effective Date is $58,000,000. The amount of the Lenders’ Revolving Commitments as of the Incremental Facility Agreement No. 4 Effectivein effect on the Amendment No. 5 Effective Date is $200,000,000. “Revolving Credit Extension Request” has the meaning assigned to such term in Section 2.24(b). “Revolving Credit Facility” means the Revolving Commitments and the provisions herein related to the Revolving Loans, Swingline Loans and Letters of Credit. “Revolving Exposure” means, with respect to any Revolving Lender at any time, the sum of (a) such Lender’s outstanding Revolving Loans, (b) such Lender’s LC Exposure and (c) such Lender’s Swingline Exposure at such time. “Revolving Lender” means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure. “Revolving Loan” means a Loan made pursuant to clause (iii) of Section 2.01(a).(a) prior to the Amendment No. 5 Effective Date, the Original Revolving Loans and (b) on and after the Amendment No. 5 Effective Date, the Class A Revolving Loans and Class B Revolving Loans. “Revolving Maturity Date” means the fifth anniversary of the Effective Date. “Rollover Investors” has the meaning specified in the recitals to this Agreement. “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor to its rating agency business. “Sale Leaseback” means any transaction or series of related transactions pursuant to which the Borrower or any Restricted Subsidiary (a) sells, transfers or otherwise disposes of any property, real or 73 US-DOCS\115047431.4 personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed of. “Sanctioned Country” has the meaning assigned to such term in Section 3.17(b). “Sanctions” means economic sanctions administered or enforced by OFAC or the U.S. Department of State. “SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Obligations” means, at the written election of Holdings to the Administrative Agent, the due and punctual payment and performance of all obligations of Holdings, the Borrower and the Restricted Subsidiaries (other than Receivables Subsidiaries) in respect of any overdraft and related liabilities arising from treasury, depository, cash pooling arrangements and cash management services, corporate credit and purchasing cards and related programs or any automated clearing house transfers of funds (collectively, “Cash Management Services”) provided to Holdings, the Borrower or any Subsidiary (whether absolute or contingent and howsoever and whenever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) that are (a) owed to the Administrative Agent or any of its Affiliates, (b) owed on the Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Effective Date, (c) owed to a Person that is an Agent, a Lender or an Affiliate of an Agent or Lender at the time such obligations are incurred or (d) owed to a Person that shall have become a Lender or an Affiliate of a Lender after such obligations are incurred. “Secured Obligations” means (a) the Loan Document Obligations, (b) the Secured Cash Management Obligations and (c) the Secured Swap Obligations (excluding with respect to any Guarantor, Excluded Swap Obligations of such Guarantor). “Secured Parties” means (a) each Lender, each Issuing Bank and the Swingline Lender, (b) the Administrative Agent and the Collateral Agent, (c) each Person to whom any Secured Cash Management Obligations are owed, (d) each counterparty to any Swap Agreement the obligations under which constitute Secured Swap Obligations, (e) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (f) the successors and permitted assigns of each of the foregoing. “Secured Swap Obligations” means, at the written election of Holdings to the Administrative Agent, the due and punctual payment and performance of all obligations of Holdings, the Borrower and the Restricted Subsidiaries (other than Receivables Subsidiaries) under each Swap Agreement that (a) is with a counterparty that is the Administrative Agent or any of its Affiliates, (b) is in effect on the Effective Date with a counterparty that is a Lender, an Agent or an Affiliate of a Lender or an Agent as of the Effective Date, (c) is entered into after the Effective Date with any counterparty that is a Lender, an Agent or an Affiliate of a Lender or an Agent, or (d) is entered into after the Effective Date with any counterparty that becomes a Lender, an Agent or an Affiliate of a Lender or Agent; it being agreed that, for the avoidance of doubt, the assignment provisions of Section 9.04 and the Defaulting Lender provisions contained herein shall not apply to a Person described in clauses (a) through (e) above in its capacity as a counterparty in respect of a Swap Agreement or affect its status or rights as a Secured Party in respect of any Secured Swap Obligation. “Securities Act” means the Securities Act of 1933, as amended. 74 US-DOCS\115047431.4

“Security Documents” means the Collateral Agreement, Mortgages and each other security agreement or pledge agreement, including any Account Control Agreement or any Intellectual Property security agreement executed and delivered pursuant to the Collateral and Guarantee Requirement, Section 4.01(f), Section 5.11, Section 5.12 or Section 5.14 to secure any of the Secured Obligations. “Senior Representative” means, with respect to any series of Permitted Equal Priority Refinancing Debt, Permitted Junior Priority Refinancing Debt or other Indebtedness, the trustee, administrative agent, collateral agent, security agent or similar agent under the indenture or agreement pursuant to which such Indebtedness is incurred, and each of their successors in such capacities. “Settlement” means the transfer of cash or other property with respect to any credit or debit card charge, check or other instrument, electronic funds transfer, or other type of paper-based or electronic payment, transfer, or charge transaction for which a Person acts as a processor, remitter, funds recipient or funds transmitter in the ordinary course of its business. “Settlement Asset” means any cash, receivable or other property, including a Settlement Receivable, due or conveyed to a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person or an Affiliate of such Person. “Settlement Indebtedness” means any payment or reimbursement obligation in respect of a Settlement Payment. “Settlement Lien” means any Lien relating to any Settlement or Settlement Indebtedness (and may include, for the avoidance of doubt, the grant of a Lien in or other assignment of a Settlement Asset in consideration of a Settlement Payment, Liens securing intraday and overnight overdraft and automated clearing house exposure, and similar Liens). “Settlement Payment” means the transfer, or contractual undertaking (including by automated clearing house transaction) to effect a transfer, of cash or other property to effect a Settlement. “Settlement Receivable” means any general intangible, payment intangible, or instrument representing or reflecting an obligation to make payments to or for the benefit of a Person in consideration for a Settlement made or arranged, or to be made or arranged, by such Person. “Significant Subsidiary” means any “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such regulation is in effect on the Effective Date. “Signing Date” means August 15, 2019. “Similar Business” means (1) any business conducted by the Borrower or any Restricted Subsidiary on the Effective Date or (2) any business or other activities that are reasonably similar, ancillary, incidental, complementary or related to (including non-core incidental businesses acquired in connection with any Investment permitted hereunder), or a reasonable extension, development or expansion of, the businesses that the Borrower and its Restricted Subsidiaries conduct or propose to conduct on the Effective Date. “Sold Entity or Business” has the meaning assigned to such term in the definition of “Consolidated EBITDA.” 75 US-DOCS\115047431.4

“Solvent” and “Solvency” means with respect to any Person on any date of determination, that on such date (i) the Fair Value and the Present Fair Saleable Value of the assets of a Person exceeds such Person’s Stated Liabilities and Identified Contingent Liability; (ii) such person does not have Unreasonably Small Capital; and (iii) such Person can pay its Stated Liabilities and Identified Contingent Liability as they mature. For purposes of the foregoing, (a) “Fair Value” shall mean the amount at which the assets (both tangible and intangible), in their entirety, of a Person would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act, (b) “Present Fair Salable Value” means the amount that could be obtained by an independent willing seller from an independent willing buyer if the assets (both tangible and intangible) of the Borrower and its Subsidiaries taken as a whole are sold on a going concern basis with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated (provided that for purposes of determining Solvency on the Effective Date, this clause (b) shall be calculated after giving effect to the consummation of the Transactions (including the execution and delivery of this Agreement, the making of the Loans and the use of proceeds of such Loans on the Effective Date)), (c) “Stated Liabilities” means the recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP, consistently applied) of such Person, (d) “Identified Contingent Liabilities” shall mean the maximum estimated amount of liabilities reasonably likely to result from pending litigation, asserted claims and assessments, guaranties, uninsured risks and other contingent liabilities of such person; provided that for purposes of determining Solvency on the Effective Date, this clause (d) shall be calculated after giving effect to the consummation of the Transactions (including the execution and delivery of this Agreement, the making of the Loans and the use of proceeds of such Loans on the Effective Date (including all fees and expenses related thereto but exclusive of such contingent liabilities to the extent reflected in Stated Liabilities pursuant to the proviso in clause (c) above)) as identified and explained in terms of their nature and estimated magnitude and (e) “Can pay their Stated Liabilities and Identified Contingent Liabilities as they mature” means such Person will have sufficient assets and cash flow to pay their respective Stated Liabilities and Identified Contingent Liabilities as those liabilities mature or (in the case of contingent liabilities) otherwise become payable; provided that for purposes of determining Solvency on the Effective Date, this clause (e) shall be calculated after giving effect to the consummation of the Transactions (including the execution and delivery of this Agreement, the making of the Loans and the use of proceeds of such Loans on the Effective Date) and (f) “Do not have Unreasonably Small Capital” means such Person will have sufficient capital to ensure that it is a going concern. “Special Purpose Entity” means a direct or indirect subsidiary of any Loan Party, whose organizational documents contain restrictions on its purpose and activities intended to preserve its separateness from such Loan Party and/or one or more Subsidiaries of such Loan Party. “Specified Debt Incurrence Prepayment Event” has the meaning assigned to such term in the definition of “Prepayment Event”. “Specified Equity Issuance” has the meaning assigned to such term in Section 7.02. “Specified Existing Revolving Commitment Class” has the meaning assigned to such term in Section 2.24(b). “Specified Merger Agreement Representations” means the representations and warranties made by, or with respect to, the Target and its respective subsidiaries in the Merger Agreement as are material to the interests of the Lenders, but only to the extent that Parent or its affiliates have the right (taking into account any applicable cure provisions) to terminate its (or their) obligations under the Merger 76 US-DOCS\115047431.4

Agreement or to decline to consummate the acquisition of the Target (in each case, in accordance with the terms thereof) as a result of a breach of such representations and warranties in the Merger Agreement. “Specified Representations” means the representations and warranties set forth in Section 3.01(a) (as it relates to organizational existence of the Loan Parties), Section 3.01(b)(ii) (with respect to the incurrence of the Loans, the provision of the Guarantees under the Guarantee Agreement by the Loan Parties, the granting of the security interests in the Collateral by the Loan Parties and the performance of the obligations under the Loan Documents by the Loan Parties), Section 3.02, Section 3.03(b)(i), Section 3.08, Section 3.14, Section 3.15, Section 3.16 (as it relates to the creation, validity and perfection of the security interests in the Collateral on the Effective Date) and Section 3.17(a), (b)(i)(x) and (b)(ii) (in each case, as it relates to the use of proceeds of the Loans on the Effective Date), in each case, after giving effect to the Acquisition. “Specified Restructuring” means any restructuring initiative, cost saving initiative or other similar strategic initiative of Holdings, the Borrower or any of their respective Restricted Subsidiaries after the Effective Date described in reasonable detail in a certificate of a Responsible Officer delivered by Holdings to the Administrative Agent. “Specified Time” means with respect to the LIBO Rate, 11:00 a.m., London time. “Specified Transaction” means, with respect to any period, any Investment, Specified Restructuring, Disposition, incurrence or repayment of Indebtedness, Restricted Payment, subsidiary designation, operating improvements, restructurings, New Project or other event that by the terms of the Loan Documents requires “pro forma compliance” with a test or covenant hereunder or requires such test or covenant to be calculated on a “pro forma basis” or after giving “pro forma effect” to such event. “Sponsor” means Centerbridge Partners, L.P. and Norwest Equity Partners IX, LP, and their respective Affiliates, funds, partnerships or other co-investment vehicles managed, advised or controlled by the foregoing (other than Holdings and its Subsidiaries or any operating portfolio company of any of the entities referred to above). “SPV” has the meaning assigned to such term in Section 9.04(f). “Standard Securitization Undertakings” means all representations, warranties, covenants and indemnities (including repurchase obligations in the event of a breach of representation and warranty) by any Loan Party or Subsidiary thereof that the Borrower has determined in good faith to be customary in connection with a Permitted Receivables Financing, including, without limitation, those relating to the servicing of the assets of a Receivables Subsidiary. “Statutory Reserve Rate” means, with respect to any currency, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve, liquid asset or similar percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by any Governmental Authority of the United States or of the jurisdiction of such currency or any jurisdiction in which Loans in such currency are made to which banks in such jurisdiction are subject for any category of deposits or liabilities customarily used to fund loans in such currency or by reference to which interest rates applicable to Loans in such currency are determined. Such reserve, liquid asset or similar percentages shall include those imposed pursuant to Regulation D of the Board of Governors, and if any Lender is required to comply therewith, the requirements of The Bank of England and/or the Prudential Regulation Authority (or any authority that replaces any of the functions thereof) or the requirements of the European Central Bank. Eurocurrency Loans shall be deemed to be subject to such reserve, liquid asset or similar 77 US-DOCS\115047431.4 requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any other applicable law, rule or regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage. “Sterling” and “£” mean the lawful currency of the United Kingdom. “Subject Interest Period” shall have the meaning provided in Section 2.13(c). “Subordinated Indebtedness” means any debt for borrowed money that is contractually subordinated in right of payment to the Loan Document Obligations. “subsidiary” of any Person means and includes (a) any corporation more than 50.0% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (b) any limited liability company, partnership, association, Joint Venture or other entity in which such Person directly or indirectly through Subsidiaries has more than a 50.0% equity interest at the time. “Subsidiary” means any subsidiary of Holdings. “Subsidiary Loan Party” means (a) each Restricted Subsidiary (other than the Borrower) that is a party to the Guarantee Agreement and (b) any other Restricted Subsidiary of the Borrower that may be designated by the Borrower (by way of delivering to the Collateral Agent a supplement to the Collateral Agreement and a supplement to the Guarantee Agreement, in each case, duly executed by such Subsidiary) in its sole discretion from time to time to be a guarantor in respect of the Secured Obligations, whereupon such Subsidiary shall be obligated to comply with the other requirements of Section 5.11 as if it were newly acquired. “Successor Benchmark Rate” has the meaning assigned to such term in Section 2.14(b). “Successor Borrower” has the meaning assigned to such term in Section 6.03(d). “Successor Holdings” has the meaning assigned to such term in Section 6.06(o). “Supported QFC” has the meaning assigned to such term in Section 9.22. “Swap” means any agreement, contract, or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act. “Swap Agreement” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and 78 US-DOCS\115047431.4

Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement. “Swap Obligation” means, with respect to any Person, any obligation to pay or perform under any Swap. “Swap Termination Value” means, in respect of any one or more Swap Agreements, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Agreements, (a) for any date on or after the date such Swap Agreements have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Agreements, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Agreements (which may include a Lender or any Affiliate of a Lender). “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the aggregate Swingline Exposure at such time. “Swingline Lender” means (a) Owl Rock Capital Corporation, in its capacity as lender of Swingline Loans hereunder and (b) each Revolving Lender that shall have become a Swingline Lender hereunder as provided in Section 2.04(d) (other than any Person that shall have ceased to be a Swingline Lender as provided in Section 2.04(e)), each in its capacity as a lender of Swingline Loans hereunder. “Swingline Loan” means a Loan made pursuant to Section 2.04. “Swingline Sublimit” means $5,000,000. “Target” has the meaning specified in the recitals to this Agreement. “Tax Restructuring” means any reorganizations and other activities related to tax planning and tax reorganization (as determined by the Borrower in good faith) entered into after the Effective Date so long as such Tax Restructuring does not impair the Guarantee or the security interests of the Secured Parties in any material respect and is otherwise not adverse to the Lenders in any material respect and after giving effect to such Tax Restructuring, Holdings and its Restricted Subsidiaries otherwise comply with Section 5.12. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges, fees, assessments or withholdings (including backup withholdings) imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Facility” means the term loan facilities represented by the Term Loans (including, for the avoidance of doubt, the 2020 Incremental Term Loan Facility and the 2021 Incremental Term Loan Facility). “Term Lenders” means each Person that is, or shall have become, a party hereto or to an Incremental Facility, in each case in respect of any Term Loans. “Term Loan Extension Request” has the meaning assigned to such term in Section 2.24(a). 79 US-DOCS\115047431.4

“Term Loans” means the Initial Term Loans, the 2020 Incremental Term Loans, the 2021 Incremental Term Loans, any other Incremental Term Loans or any Other Term Loans, as applicable. “Term Maturity Date” means (a) in the case of the Initial Term Loans, the Initial Term Maturity Date, (b) in the case of the 2020 Incremental Term Loans, the 2020 Incremental Term Loan Maturity Date and, (c) in the case of the 2021 Incremental Term Loans, the 2021 Incremental Term Loan Maturity Date and (d) in the case of any other Incremental Term Loan or any Other Term Loan, the date set forth in the applicable documentation in respect thereof. “Termination Date” means the date on which (a) all Commitments shall have been terminated, (b) all Loan Document Obligations (other than in respect of contingent indemnification and expense reimbursement claims not then due) shall have been paid in full and (c) all Letters of Credit (other than those that have been Cash Collateralized or back-stopped by a letter of credit or otherwise in a manner reasonably satisfactory to the relevant Issuing Bank) shall have been cancelled, terminated or have expired and all amounts drawn or paid thereunder shall have been reimbursed in full. “Test Period” means, at any date of determination, the most recently completed four consecutive fiscal quarters of the Borrower ending on or prior to such date for which financial statements have been (or were required to have been) delivered to the Administrative Agent pursuant to Section 5.01(a) or, in the case of the first, second and third fiscal quarters, Section 5.01(b); provided that prior to the first date financial statements have been (or were required to have been) delivered pursuant to Section 5.01(a) or 5.01(b), the Test Period in effect shall be the period of four consecutive fiscal quarters of the Borrower ended June 30, 2019. “Total Class A Revolving Commitment” means, on any date, the sum of the Class A Revolving Commitments on such date of all the Class A Revolving Lenders. “Total Class B Revolving Commitment” means, on any date, the sum of the Class B Revolving Commitments on such date of all the Class B Revolving Lenders. “Total Revolving Commitment” shall mean, on any date, the sum of the Total Class A Revolving Commitment and Total Class B Revolving Commitment. “Total Net Cash Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Total Net Debt as of the last day of the Test Period most recently ended on or prior to such date of determination to (b) Consolidated Cash EBITDA for the Test Period as of such date. “Total Net Leverage Ratio” means, on any date of determination, the ratio of (a) Consolidated Total Net Debt as of the last day of the Test Period most recently ended on or prior to such date of determination to (b) Consolidated EBITDA for such Test Period. “Transactions” means, collectively, (a) the funding of the Initial Term Loans on the Effective Date, the funding of any Revolving Loans on the Effective Date, the proceeds of which are applied in accordance with Section 5.10 hereof, and the consummation of the other transactions contemplated by this Agreement, (b) the Effective Date Refinancing, (c) the Acquisition, the Merger and other related transactions contemplated by the Merger Agreement, (d) the Equity Contribution, (e) the consummation of any other transactions in connection with the foregoing and (f) the payment of the fees and expenses incurred in connection with any of the foregoing (including the Transaction Costs). “Transaction Costs” means any fees, expenses and other transaction costs incurred or paid by the Investors, any Parent Entity, Initial Holdings, the Borrower or any of their Subsidiaries or Affiliates in 80 US-DOCS\115047431.4 connection with the Transactions, this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby. “Treasury Rate” means, as of any date of notice of prepayment, the yield to maturity as of the date of such notice of U.S. Treasury securities with a constant maturity (as compiled and published in the most recent statistical release designated as “H.15” under the caption “Treasury constant maturities” or any successor publication which is published at least weekly by the Board of Governors of the Federal Reserve System (or companion online data resource published by the Board of Governors of the federal reserve system) and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity that has become publicly available at least two Business Days prior to the date of such notice (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the applicable Prepayment Date to the date that is two years after the 2020 Incremental Closing Date; provided, however, that if the period from the applicable Prepayment Date to the date that is two years after the 2020 Incremental Closing Date is less than one year, the weekly average yield on actively traded U.S. Treasury securities adjusted to a constant maturity of one year will be used. “Type,” when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate. “UCC” or “Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Agent’s security interest in any item or portion of the Collateral is governed by the Uniform Commercial Code as in effect in a U.S. jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions. “Unaudited Financials” means the unaudited consolidated balance sheet of the Target and its consolidated subsidiaries as at the end of, and the related unaudited consolidated statement of operations and unaudited consolidated statement of comprehensive income, unaudited consolidated statement of changes in Redeemable Class B Units and members’ equity and consolidated unaudited statement of cash flows, in each case, for, the six-month period (other than the fourth fiscal quarter period of any fiscal year) ended June 30, 2019 (without the requirement to include footnote disclosure). “Unrestricted Subsidiary” means any Subsidiary (other than the Borrower) designated by the Borrower as an Unrestricted Subsidiary pursuant to Section 5.15 subsequent to the Effective Date. “Unsecured Material Indebtedness” means any third party unsecured debt for borrowed money in an aggregate principal amount exceeding $10,000,000. “USA Patriot Act” means the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended from time to time. “U.S. Special Resolution Regime” has the meaning assigned to such term in Section 9.22. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.17(e). 81 US-DOCS\115047431.4

“Vehicles” means all railcars, cars, trucks, trailers, construction and earth moving equipment and other vehicles covered by a certificate of title law of any state and all tires and other appurtenances to any of the foregoing. “Voting Stock” means, with respect to any Person, shares of such Person’s Equity Interests that is at the time generally entitled, without regard to contingencies, to vote in the election of the Board of Directors of such Person. To the extent that a partnership agreement, limited liability company agreement or other agreement governing a partnership or limited liability company provides that the members of the Board of Directors of such partnership or limited liability company (or, in the case of a limited partnership whose business and affairs are managed or controlled by its general partner, the Board of Directors of the general partner of such limited partnership) is appointed or designated by one or more Persons rather than by a vote of Voting Stock, each of the Persons who are entitled to appoint or designate the members of such Board of Directors will be deemed to own a percentage of Voting Stock of such partnership or limited liability company equal to (a) the aggregate votes entitled to be cast on such Board of Directors by the members of such Board of Directors which such Person or Persons are entitled to appoint or designate divided by (b) the aggregate number of votes of all members of such Board of Directors. “Weighted Average Life to Maturity” means, when applied to any Indebtedness at any date, the number of years obtained by dividing: (a) the sum of the products obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (ii) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment (it being understood that the Weighted Average Life to Maturity shall be determined without giving effect to any change in installment or other required payments of principal resulting from prepayments following the original Incurrence of such Indebtedness); by (b) the then outstanding principal amount of such Indebtedness. “wholly-owned subsidiary” means, with respect to any Person at any date, a subsidiary of such Person of which securities or other ownership interests representing 100% of the Equity Interests (other than (a) directors’ qualifying shares and (b) nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law) are, as of such date, owned, controlled or held by such Person or one or more wholly-owned subsidiaries of such Person or by such Person and one or more wholly-owned subsidiaries of such Person. “Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA. “Withholding Agent” means any Loan Party, the Administrative Agent and, in the case of any U.S. federal withholding tax, any other withholding agent, if applicable. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. SECTION 1.02 Classification of Loans and Borrowings. For purposes of this Agreement, Loans and Borrowings may be classified and referred to by Class (e.g., a “Term Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Term Loan”). Borrowings also may 82 US-DOCS\115047431.4 be classified and referred to by Class (e.g., a “Term Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Term Borrowing”). SECTION 1.03 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (a) any definition of or reference to any agreement (including this Agreement and the other Loan Documents), instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to any restrictions on assignment set forth herein) and, in the case of any Governmental Authority, any other Governmental Authority that shall have succeeded to any or all functions thereof, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. SECTION 1.04 Accounting Terms; GAAP. (a) All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP, applied in a manner consistent with that used in preparing the Audited Financial Statements, except assuming that ASC 606 has been adopted for the entirety of the period and as otherwise specifically prescribed herein. (b) Where reference is made to “the Borrower and the Restricted Subsidiaries on a consolidated basis” or similar language, such consolidation shall not include any Subsidiaries of Holdings other than the Borrower and the Restricted Subsidiaries. (c) In the event that the Borrower elects to prepare its financial statements in accordance with IFRS and such election results in a change in the method of calculation of financial covenants, standards or terms (collectively, the “Accounting Changes”) in this Agreement, the Borrower and the Administrative Agent agree to enter into good faith negotiations in order to amend such provisions of this Agreement (including the levels applicable herein to any computation of the Total Net Leverage Ratio, the Total Net Cash Leverage Ratio, the LTV Ratio and the Contract Asset Balance Coverage Ratio) so as to reflect equitably the Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be substantially the same after such change as if such change had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed in accordance with GAAP (as determined in good faith by a Responsible Officer of the Borrower) (it being agreed that the reconciliation between GAAP and IFRS used in such determination shall be made available to Lenders) as if such change had not occurred. 83 US-DOCS\115047431.4

(d) If the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith (but only to the extent that, without undue burden and expense, the Borrower, its auditors and/or its financial systems are capable of interpreting such provisions as if such change had not occurred); provided, further, that if such an amendment is requested by the Borrower or the Required Lenders, then the Borrower and the Administrative Agent shall negotiate in good faith to enter into an amendment of the relevant affected provisions (without the payment of any amendment or similar fee to the Lenders) to preserve the original intent thereof in light of such change in GAAP or the application thereof. Notwithstanding any other provision contained herein, (a) all terms of an accounting or financial nature used herein shall be construed, and all computations of amounts and ratios referred to herein shall be made, without giving effect to any election under FASB Accounting Standards Codification 825-Financial Instruments, or any successor thereto (including pursuant to the FASB Accounting Standards Codification), to value any Indebtedness of Holdings or any Subsidiary at “fair value,” as defined therein and (b) the amount of any Indebtedness under GAAP with respect to Financing Lease Obligations shall be determined in accordance with the definition of Financing Lease Obligations. (e) For the avoidance of doubt, notwithstanding any classification under GAAP of any Person or business in respect of which a definitive agreement for the Disposition thereof has been entered into as discontinued operations, the Net Income of such Person or business shall not be excluded from the calculation of Net Income until such Disposition shall have been consummated. SECTION 1.05 Currency Translation; Rates. (a) For purposes of any determination under Article V, Article VI or Article VII or any determination under any other provision of this Agreement expressly requiring the use of a current exchange rate, all amounts incurred, outstanding or proposed to be incurred or outstanding in currencies other than Dollars shall be translated into Dollars at the Exchange Rate (rounded to the nearest currency unit, with 0.5 or more of a currency unit being rounded upward); provided, however, that for (x) purposes of determining compliance with Article VI with respect to the amount of any Indebtedness, Lien, Investment, Disposition, Restricted Payment or Restricted Debt Payment in a currency other than Dollars, no Default or Event of Default shall be deemed to have occurred solely as a result of changes in rates of exchange occurring after the time such Indebtedness, Lien or Investment is incurred or Disposition, Restricted Payment or Restricted Debt Payment made and (y) for purposes of determining compliance with any Dollar-denominated restriction on the incurrence of Indebtedness, if such Indebtedness is incurred to Refinance other Indebtedness denominated in a foreign currency, and such Refinancing would cause the applicable Dollar-denominated restriction to be exceeded if calculated at the relevant currency Exchange Rate in effect on the date of such Refinancing, such Dollar-denominated restriction shall be deemed not to have been exceeded so long as the principal amount of the Indebtedness that is incurred to Refinance such Indebtedness does not exceed the principal amount (or accreted amount) of such Indebtedness being Refinanced, except by an amount equal to the accrued interest, dividends and premium (including tender premiums), if any, thereon plus defeasance costs, underwriting discounts and other amounts paid and fees and expenses (including original issue discount, closing payments, upfront fees and similar fees) incurred in connection with such Refinancing plus an amount equal to any existing commitment unutilized and letters of credit undrawn thereunder and; provided further that, for the 84 US-DOCS\115047431.4 avoidance of doubt, the foregoing provisions of this Section 1.05 shall otherwise apply to such Sections, including with respect to determining whether any Indebtedness, Lien or Investment may be incurred or Disposition, Restricted Payment or Restricted Debt Payment made at any time under such Sections. For purposes of any determination of Consolidated Total Debt or Consolidated Total Net Debt, amounts in currencies other than Dollars shall be translated into Dollars at the currency exchange rates used in preparing the most recently delivered financial statements pursuant to Section 5.01(a) or Section 5.01(b). Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify with the Borrower’s consent (such consent not to be unreasonably withheld) to appropriately reflect a change in currency of any country and any relevant market conventions or practices relating to such change in currency. (b) The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to the rates in the definition of “LIBO Rate” or with respect to any comparable or successor rate thereto, except as expressly provided herein. SECTION 1.06 Timing of Payment of Performance. When payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or required on a day which is not a Business Day, the date of such payment (other than as described in the definition of “Interest Period”) or performance shall extend to the immediately succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. SECTION 1.07 Cashless Rollovers. Notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, to the extent that any Lender extends the maturity date of, or replaces, renews or refinances, any of its then-existing Loans with Incremental Term Loans, Loans in connection with any Replacement Revolving Commitments, Extended Revolving Commitments, Extended Revolving Loans, or loans incurred under a new credit facility, in each case, to the extent such extension, replacement, renewal or refinancing is effected by means of a “cashless roll” by such Lender, such extension, replacement, renewal or refinancing shall be deemed to comply with any requirement hereunder or any other Loan Document that such payment be made “in Dollars”, “in immediately available funds”, “in Cash” or any other similar requirement. SECTION 1.08 Certain Calculations and Tests. Notwithstanding anything in this Agreement or any Loan Document to the contrary, for purposes of (i) determining compliance with any provision in this Agreement or any Loan Document that requires the calculation of any financial ratio or test (including, without limitation, any Total Net Leverage Ratio, any Total Net Cash Leverage Ratio, any Contract Asset Balance Coverage Ratio or any LTV Ratio test (including as required in the definition of “Permitted Acquisition”)), (ii) determining compliance with representations and warranties or the requirement regarding the absence of a Default or Event of Default (or any type of Default or Event of Default) (other than in connection with any borrowing of Revolving Loans or issuance of any Letter of Credit under the Revolving Credit Facility (or Other Revolving Commitments)) or (iii) testing any cap expressed as a percentage of Consolidated EBITDA, Consolidated Cash EBITDA, Liquidity or Consolidated Total Assets and any other availability of a “basket” or exception set forth in Article VI, in each case in connection with a Specified Transaction or other transaction permitted hereunder, undertaken in connection with the consummation of a Limited Condition Transaction, the date of determination of whether any such action is permitted hereunder (but not, for the avoidance of doubt, in connection with any calculation of the Financial Maintenance Covenant for the purposes of Section 6.13 only), at the election of the Borrower (such election to exercise such option in connection with any Limited Condition Transaction, an “LCT Election”), will be deemed to be (x) the 85 US-DOCS\115047431.4 date the definitive agreements for such Limited Condition Transaction are entered into or (y) in respect of sales in connection with an acquisition to which the United Kingdom City Code on Takeovers and Mergers applies (or similar law or practice in other jurisdictions), the date on which a “Rule 2.7 announcement” of a firm intends to make an offer or similar announcement or determination in another jurisdiction subject to laws similar to the United Kingdom City Code on Takeovers and Mergers in respect of a target of a Limited Condition Transaction (the “LCT Test Date”), and if, after giving pro forma effect to the Limited Condition Transaction and the other transactions to be entered into in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) as if they had occurred at the beginning of the most recently completed Tests Period ending on or prior to the LCT Test Date, the Borrower could have taken such action on the relevant LCT Test Date in compliance with such ratios, representation, warranty, absence of Default or Event of Default or “basket”, such ratio, representation, warranty, absence of Default or Event of Default shall be deemed to have been complied with. For the avoidance of doubt, if the Borrower has made an LCT Election and (x) any of the ratios or “baskets” for which compliance was determined or tested as of the LCT Test Date are exceeded as a result of fluctuations in any such ratio or “basket” (including due to fluctuations of the target of any Limited Condition Transaction) at or prior to the consummation of the relevant Limited Condition Transaction, such “baskets” or ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Transaction is permitted hereunder and (y) in connection with any subsequent calculation of any ratio or “basket” availability on or following the relevant LCT Test Date and prior to the earlier of (i) the date on which such Limited Condition Transaction is consummated or (ii) the date that the definitive agreement for such Limited Condition Transaction is terminated or expires without consummation of such Limited Condition Transaction, any such ratio or “basket” availability shall be calculated (x) on a pro forma basis assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof (but without netting the cash proceeds thereof)) had been consummated or (y) solely in respect of any Restricted Payment or any Restricted Debt Payment, on a standalone basis without assuming such Limited Condition Transaction and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof (but without netting the cash proceeds thereof)) had been consummated. For the further avoidance of doubt, in the absence of an LCT Election, unless specifically stated in this Agreement to be otherwise, all determinations of (x) compliance with any financial ratio or test (including, without limitation, any Total Net Leverage Ratio, any Total Net Cash Leverage Ratio, any Contract Asset Balance Coverage Ratio or any LTV Ratio test (but not, for the avoidance of doubt, in connection with any calculation of the Financial Maintenance Covenant for the purposes of Section 6.13 only)) and/or any cap expressed as a percentage of Consolidated EBITDA, Consolidated Cash EBITDA, Liquidity or Consolidated Total Assets, (y) any representation and warranties, or any requirement regarding the absence of a Default or Event of Default (or any type of Default or Event of Default) or (z) any availability test under any “baskets” shall be made as of the applicable date of the consummation of the Specified Transaction or other transaction hereunder. SECTION 1.09 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement (or required to be satisfied in order for a specific action to be permitted under this Agreement) shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding up for five). SECTION 1.10 [Reserved]. SECTION 1.11 Pro Forma and Other Calculations. 86 US-DOCS\115047431.4

(a) Notwithstanding anything to the contrary herein, financial ratios and tests (including measurements of Consolidated Total Assets, Consolidated Cash EBITDA, Liquidity or Consolidated EBITDA and the Total Net Leverage Ratio, the Total Net Cash Leverage Ratio, the Contract Asset Balance Coverage Ratio or the LTV Ratio), shall be calculated in the manner prescribed by this Section 1.11; provided that, notwithstanding anything to the contrary in clauses (b), (c) or (d) of this Section 1.11, (I) when calculating the Total Net Leverage Ratio for purposes of, as applicable, (i) [reserved], (ii) [reserved] and (iii) Section 6.13 and (II) when calculating the Total Net Cash Leverage Ratio for purposes of Section 2.11(d), in each case, the events described in this Section 1.11 that occurred subsequent to the end of the applicable Test Period shall not be given pro forma effect; provided, however, that for purposes of calculating the ECF Percentage, Consolidated Total Net Debt shall be determined after giving pro forma effect to the Permitted ECF Recalculation Considerations assuming such prepayments had been made on the last day of such fiscal year. In addition, whenever a financial ratio or test is to be calculated on a pro forma basis or requires pro forma compliance, the reference to “Test Period” for purposes of calculating such financial ratio or test shall be deemed to be a reference to, and shall be based on, the Test Period most recently ended for which financial statements have been (or were required to have been) delivered pursuant to Section 5.01(a) or (b). (b) For purposes of calculating any financial ratio or test (including Consolidated Total Assets, Consolidated Cash EBITDA or Consolidated EBITDA), Specified Transactions (with any incurrence or Refinancing of any Indebtedness in connection therewith to be subject to clause (d) of this Section 1.11) that have been made (i) during the applicable Test Period or (ii) subsequent to such Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made shall be calculated on a pro forma basis assuming that all such Specified Transactions (and any increase or decrease in Consolidated EBITDA, Consolidated Cash EBITDA and the component financial definitions used therein attributable to any Specified Transaction) had occurred on the first day of the applicable Test Period (or, in the case of Consolidated Total Assets or “unrestricted” cash and Cash Equivalents, on the last day of the applicable Test Period). If, since the beginning of any applicable Test Period, any Person that subsequently became a Restricted Subsidiary or was merged, amalgamated or consolidated with or into Holdings, the Borrower or any Restricted Subsidiary since the beginning of such Test Period shall have made any Specified Transaction that would have required adjustment pursuant to this Section 1.11, then such financial ratio or test (including Consolidated Total Assets and Consolidated EBITDA) shall be calculated to give pro forma effect thereto in accordance with this Section 1.11. (c) Whenever pro forma effect or a determination of pro forma compliance is to be given to a Specified Transaction or a Specified Restructuring, the pro forma calculations shall be made in good faith by a Responsible Officer of Holdings and may include, for the avoidance of doubt, the amount of “run rate” cost savings, operating expense reductions and cost synergies and other synergies projected by Holdings in good faith to result from or relating to any Specified Transaction (including the Transactions) or Specified Restructuring that is being given pro forma effect or for which a determination of pro forma compliance is being made that have been realized or are expected to be realized and for which the actions necessary to realize such cost savings, operating expense reductions, cost synergies or other synergies have been taken or initiated, have been committed to be taken or initiated, with respect to which substantial steps have been taken or initiated or which are expected to be taken or initiated (in the good faith determination of the Borrower) (calculated on a pro forma basis as though such cost savings, operating expense reductions, cost synergies and other synergies had been realized on the first day of such period and as if such cost savings, operating expense reductions, cost synergies and other synergies were realized during the entirety of such period and “run rate” means the full recurring benefit for a period that is associated with any action taken, any action committed to be taken, any action with respect to which substantial steps have been taken or initiated or any action that is expected to be taken (including any savings expected to result from the elimination of Public Company Costs) net of the amount of actual 87 US-DOCS\115047431.4 benefits realized during such period from such actions, and any such adjustments shall be included in the initial pro forma calculations of such financial ratios or tests and during any subsequent Test Period in which the effects thereof are expected to be realized) relating to such Specified Transaction or Specified Restructuring, and any such adjustments included in the initial pro forma calculations shall continue to apply to subsequent calculations of such financial ratios or tests, including during any subsequent Test Periods in which the effects thereof are expected to be realizable; provided that (A) such amounts are reasonably identifiable and factually supportable in the good faith judgment of Holdings, (B) such actions are taken, such actions are committed to be taken, substantial steps with respect to such action have been taken or initiated or such actions are expected to be taken no later than six fiscal quarters after the date of consummation of such Specified Transaction or the date of initiation of such Specified Restructuring, (C) no amounts shall be added to the extent duplicative of any amounts that are otherwise added back in computing Consolidated EBITDA or Consolidated Cash EBITDA (or any other components thereof), whether through a pro forma adjustment or otherwise, with respect to such period and (D) the aggregate amount of any such pro forma increase added to Consolidated EBITDA pursuant to this clause (D), when combined, without duplication, with amounts added to Consolidated EBITDA pursuant to clauses (a)(xv), (a)(xvi) and (b)(1) of the definition of “Consolidated EBITDA” and amounts excluded pursuant to clause (a) of the definition of “Consolidated Net Income” shall not exceed (x) for purpose of any calculation of Consolidated EBITDA under this Agreement, an amount equal to 20.0% of Consolidated EBITDA for such Test Period (calculated prior to giving effect to such add-backs) and (y) for purposes of any calculation of Consolidated Cash EBITDA under this Agreement, an amount equal to 25.0% of Consolidated Cash EBITDA for such Test Period (calculated prior to giving effect to such add-backs). (d) In the event that Holdings, the Borrower or any Restricted Subsidiary incurs (including by assumption or guarantee) or Refinances (including by redemption, repurchase, repayment, retirement or extinguishment) any Indebtedness, in each case included in the calculations of any financial ratio or test, (i) during the applicable Test Period or (ii) subsequent to the end of the applicable Test Period and prior to or simultaneously with the event for which the calculation of any such ratio is made, then such financial ratio or test shall be calculated giving pro forma effect to such incurrence or Refinancing of Indebtedness (including pro forma effect to the application of the net proceeds therefrom), in each case to the extent required, as if the same had occurred on the last day of the applicable Test Period; provided that, with respect to any Incurrence of Indebtedness pursuant to Section 6.01(a) in reliance on the pro forma calculation of the Total Net Cash Leverage Ratio (a “Ratio Incurrence”) such calculation shall not give pro forma effect to any Indebtedness being incurred (or expected to be incurred) substantially simultaneously or contemporaneously with such Ratio Incurrence in reliance on any “basket” set forth in Section 6.01(a) (including clause (a) of the definition of “Incremental Cap” and any “baskets” measured as a percentage of Consolidated Total Assets, Consolidated Cash EBITDA or Consolidated EBITDA and including any Borrowing of up to $15,000,000 under the Revolving Credit Facility or issuance of any Letter of Credit, except to the extent expressly required to be calculated otherwise in Section 2.20, Section 6.01(a)(xxiii) or any Replacement Revolving Facility). (e) Any such pro forma shall include, without limitation, all adjustments calculated in accordance with Regulation S-X under the Securities Act. ARTICLE II THE CREDITS SECTION 2.01 Commitments. 88 US-DOCS\115047431.4

(a) (i) Subject to the terms and conditions set forth herein, (i) each Term Lender (other than the 2020 Incremental Term Lenders and 2021 Incremental Term Lenders) severally agrees to make an Initial Term Loan to the Borrower denominated in Dollars on the Effective Date in an aggregate principal amount equal to its Initial Term Loan Commitment, (ii) each 2020 Incremental Term Lender severally agrees to make a 2020 Incremental Term Loan to the Borrower denominated in Dollars on the 2020 Incremental Closing Date (as defined in Amendment No. 1) in an aggregate principal amount equal to its 2020 Incremental Term Loan Commitment and, (iii) each 2021 Incremental Term Lender severally agrees to make a 2021 Incremental Term Loan to the Borrower denominated in Dollars on the Amendment No. 5 Effective Date in an aggregate principal amount equal to its 2021 Incremental Term Loan Commitment and (iv) each Revolving Lender agrees to make Revolving Loans to the Borrower denominated in Dollars during the Revolving Availability Period in an aggregate principal amount which will not result in such Lender’s Revolving Exposure exceeding such Lender’s Revolving Commitment; provided that any borrowing of Revolving Loans on the Effective Date shall not exceed the Initial Revolving Borrowing Amount. The Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid or prepaid in respect of Initial Term Loans and, 2020 Incremental Term Loans and 2021 Incremental Term Loans may not be reborrowed. (b) Subject to the terms and conditions set forth in any Incremental Facility Amendment providing for, as applicable, the making or Refinancing of Term Loans or Revolving Loans, each Term Lender or Revolving Lender party thereto severally agrees to, as applicable, make or Refinance Term Loans or Revolving Loans, as applicable, on the date specified therein in an aggregate amount not to exceed the amount of such Term Lender’s or Revolving Lender’s Commitment as set forth therein. (c) As of the Amendment No. 5 Effective Date, in accordance with, and upon the terms and conditions set forth in, the Amendment No. 5, (A) the Original Revolving Commitment of each Class B Revolving Lender outstanding on such date shall become Class B Revolving Commitments on such date in an amount as set forth on Schedule I-B to the Amendment No. 5 and (B) the Original Revolving Commitment of each Class A Revolving Lender described in clause (b) of the definition of “Class A Revolving Lender” that do not become Class B Revolving Commitments pursuant to the foregoing clause (A) shall be continued hereunder on such date as Revolving Commitments and reclassified as Class A Revolving Commitments in an amount as set forth on Schedule I-B to the Amendment No. 5. On and after the Amendment No. 5 Effective Date, all Borrowings of Revolving Loans under Section 2.1(a)(iv) shall be made pro rata between the Class A Revolving Facility and the Class B Revolving Facility in proportion to the Total Class A Revolving Commitments and Total Class B Revolving Commitments. Any Original Revolving Loans outstanding immediately prior to giving effect to the Amendment No. 5 Effective Date shall be continued as Revolving Loans hereunder on the Amendment No. 5 Effective Date; provided that (x) the Original Revolving Loans of each Class A Revolving Lender will be continued as “Class A Revolving Loans” hereunder and (y) the Original Revolving Loans of each Class B Revolving Lender will become “Class B Revolving Loans” hereunder, in each case, on the terms set forth herein for such Class of Revolving Commitments. SECTION 2.02 Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type made by the applicable Lenders ratably in accordance with their respective Commitments of the applicable Class; provided that any Borrowing of Revolving Loans shall be made pro rata between the Class A Revolving Commitments and the Class B Revolving Commitments in proportion to the respective Revolving Commitments under each such Revolving Credit Facility. The failure of any Lender to make any Loan required to be made by it shall not relieve 89 US-DOCS\115047431.4 any other Lender of its obligations hereunder; provided that the Commitments of the Lenders are several and, other than as expressly provided herein with respect to a Defaulting Lender, no Lender shall be responsible for any other Lender’s failure to make Loans as required hereby. (b) Subject to Section 2.14, each Revolving Loan Borrowing and Term Loan Borrowing denominated in Dollars shall be comprised entirely of ABR Loans or Eurocurrency Loans as the Borrower may request in accordance herewith. Each Swingline Loan shall be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement, (ii) such Loan shall be deemed to have been made and held by such Lender, and the obligation of the Borrower to repay such Loan shall nevertheless be to such Lender for the account of such domestic or foreign branch or Affiliate of such Lender and (iii) in exercising such option, such Lender shall use reasonable efforts to minimize increased costs to the Borrower resulting therefrom (which obligation of such Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it otherwise determines would be disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.15 shall apply); provided, further, that no such domestic or foreign branch or Affiliate of such Lender shall be entitled to any greater indemnification under Section 2.17 with respect to such Loan than that to which the applicable Lender was entitled on the date on which such Loan was made (except in connection with any indemnification entitlement arising as a result of any Change in Law after the date on which such Loan was made). (c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum; provided that a Eurocurrency Borrowing that results from a continuation of an outstanding Eurocurrency Borrowing may be in an aggregate amount that is equal to such outstanding Borrowing. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Each Swingline Loan shall be in an amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 15 Eurocurrency Borrowings outstanding (which number of Eurocurrency Borrowings may be increased or adjusted by agreement between Holdings, the Borrower and the Administrative Agent in connection with any Incremental Facility or Extended Loans/Commitments or Loan Modification Offer). SECTION 2.03 Requests for Borrowings. To request a Revolving Loan Borrowing or Term Loan Borrowing, the Borrower shall notify the Administrative Agent of such request by delivery (by hand delivery, facsimile or other electronic transmission) of a written Borrowing Request signed by the Borrower to the Administrative Agent (a) not later than 2:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing (or one Business Day in the case of any Eurocurrency Borrowing to be made on the Effective Date) (or such later time as the Administrative Agent may agree in its sole discretion) or (b) in the case of an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day prior to the date of the proposed Borrowing. Each such Borrowing Request shall (x) in the case of any Revolving Loan Borrowing, be irrevocable upon delivery and (y) specify the following information (other than, in the case of clause (vii) below, the Borrowing Request pertaining to Borrowings on the Effective Date): 90 US-DOCS\115047431.4

(i) whether the requested Borrowing is to be a Revolving Loan Borrowing, an Initial Term Loan Borrowing or a Borrowing of any other Class (specifying the Class thereof); (ii) the aggregate amount of such Borrowing (for the avoidance of doubt, any Borrowing of Revolving Loans shall be allocated pro rata between the Class A Revolving Commitments and Class B Revolving Commitments); (iii) the date of such Borrowing, which shall be a Business Day; (iv) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; (v) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (vi) the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06, or, in the case of any ABR Revolving Loan Borrowing or Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(f), the identity of the Issuing Bank that made such LC Disbursement; (vii) that, in the case of any Borrowing after the Effective Date, as of the date of such Borrowing, the conditions set forth in Section 4.02(a) and Section 4.02(b) are satisfied. If no election as to the Type of Borrowing is specified as to any Borrowing, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. SECTION 2.04 Swingline Loans. (a) Subject to the terms and conditions set forth herein (including Section 2.22), in reliance upon the agreements of the other Lenders set forth in this Section 2.04, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Revolving Availability Period denominated in Dollars in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate Revolving Exposures exceeding the aggregate Revolving Commitments, (ii) the aggregate amount of Swingline Loans outstanding exceeding the Swingline Sublimit or (iii) the Revolving Exposure of any Lender exceeding such Lender’s Revolving Commitments; provided that (A) the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan and (B) the Swingline Lender shall not be under any obligation to make any Swingline Loan if, after giving effect to Section 2.22(a)(iv), any Defaulting Lender Fronting Exposure would remain outstanding. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans. (b) To request a Swingline Loan, the Borrower shall notify the Administrative Agent and the Swingline Lender of such request by written notice, not later than 10:00 a.m., New York City time, on the day of such proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day), the amount of the requested Swingline Loan and, in the 91 US-DOCS\115047431.4 case of any Swingline Loan requested to finance the reimbursement of an LC Disbursement as provided in Section 2.05(a)(vi), the identity of the Issuing Bank that made such LC Disbursement. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the deposit account of the Borrower specified in such written notice (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(a)(vi), by remittance to the applicable Revolving Issuing Bank) promptly on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Revolving Lender, specifying in such notice the Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Swingline Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Administrative Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other Person on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted by the Swingline Lender to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or the Administrative Agent, as the case may be, and thereafter to the Borrower, if and to the extent such payment is required to be refunded to the Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof. On and after the Amendment No. 5 Effective Date until the Swingline Maturity Date, participations in Swingline Loans shall be allocated in accordance with each Revolving Lender’s Applicable Percentage of the Total Revolving Commitment (including both the Class A Revolving Commitments and the Class B Revolving Commitments) and pro rata between the Class A Revolving Commitments and the Class B Revolving Commitments. (d) In the event there is no Swingline Lender, the Borrower may designate as replacement Swingline Lender one Revolving Lender that agrees to serve in such capacity as provided below; provided that such Swingline Lender is reasonably acceptable to the Administrative Agent. The acceptance by a Revolving Lender of an appointment as a Swingline Lender hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, executed by the Borrower, the Administrative Agent and such designated Swingline Lender, and, from and after the effective date of such agreement, (i) such Revolving Lender 92 US-DOCS\115047431.4 shall have all the rights and obligations of a Swingline Lender under this Agreement and (ii) references herein to the term “Swingline Lender” shall be deemed to include such Revolving Lender in its capacity as a lender of Swingline Loans hereunder. At no time shall there be more than one Swingline Lender. (e) The Borrower may terminate the appointment of any Swingline Lender as a “Swingline Lender” hereunder by providing a written notice thereof to such Swingline Lender, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (i) such Swingline Lender’s acknowledging receipt of such notice and (ii) the fifth Business Day following the date of the delivery thereof, provided that no such termination shall become effective until and unless the Swingline Exposure of such Swingline Lender shall have been reduced to zero. Notwithstanding the effectiveness of any such termination, the terminated Swingline Lender shall remain a party hereto and shall continue to have all the rights of a Swingline Lender under this Agreement with respect to Swingline Loans made by it prior to such termination, but shall not make any additional Swingline Loans. SECTION 2.05 Letters of Credit. (a) General. Subject to the terms and conditions set forth herein (including Section 2.22), each Issuing Bank agrees, in reliance upon agreement of the Revolving Lenders set forth in this Section 2.05, to issue Letters of Credit denominated in Dollars for the account of the Borrower (or for the account of any Restricted Subsidiary so long as the Borrower and such Restricted Subsidiary are co-applicants in respect of such Letter of Credit), in a form reasonably acceptable to the applicable Issuing Bank, which shall reflect the standard policies and operating procedures of such Issuing Bank, at any time and from time to time during the Revolving Availability Period and prior to the fifth Business Day prior to the Latest Maturity Date applicable to Revolving Loans. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (b) Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall deliver in writing by hand delivery or facsimile (or transmit by electronic communication, if arrangements for doing so have been approved by the recipient) to the applicable Issuing Bank and the Administrative Agent (at least three Business Days before the requested date of issuance, amendment, renewal or extension or such shorter period as the applicable Issuing Bank and the Administrative Agent may agree) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (a)(iv) of this Section), the amount and currency of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, the Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of any Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, (A) the aggregate LC Exposure attributable to Letters of Credit issued by such Issuing Bank shall not exceed the LC Commitment of such Issuing Bank, (B) the aggregate Revolving Exposures shall not exceed the aggregate Revolving Commitments, (and the Revolving Exposures of Revolving Lenders having Class A Revolving Commitments shall not exceed the Class A Revolving Commitments, and the Revolving Exposures of Revolving Lenders having Class B Revolving 93 US-DOCS\115047431.4

Commitments shall not exceed the Class B Revolving Commitments), (C) the aggregate LC Exposure shall not exceed the Letter of Credit Sublimit, (D) the Revolving Exposure of any Lender shall not exceed such Lender’s Revolving Commitments and (E) the face amount of outstanding Letters of Credit issued by any Issuing Bank shall not exceed such Issuing Bank’s Applicable LC Fronting Sublimit. No Issuing Bank shall be under any obligation to issue any Letter of Credit if (A) any order, judgment or decree of any Governmental Authority or arbitrator shall enjoin or restrain such Issuing Bank from issuing the Letter of Credit, or any law applicable to such Issuing Bank any directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over such Issuing Bank shall prohibit the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon such Issuing Bank with respect to the Letter of Credit any restriction, reserve or capital requirement (for which such Issuing Bank is not otherwise compensated hereunder) not in effect on the Effective Date, or shall impose upon such Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Effective Date and which such Issuing Bank in good faith deems material to it, (B) any Lender is at that time a Defaulting Lender, if after giving effect to Section 2.22(a)(iv), any Defaulting Lender Fronting Exposure remains outstanding, unless such Issuing Bank has entered into arrangements, including the delivery of Cash Collateral, reasonably satisfactory to such Issuing Bank with the Borrower or such Lender to eliminate such Issuing Bank’s Defaulting Lender Fronting Exposure arising from either the Letter of Credit then proposed to be issued or such Letter of Credit and all other LC Exposure as to which such Issuing Bank has Defaulting Lender Fronting Exposure or (C) such issuance will violate any policy or procedure of such Issuing Bank without such Issuing Bank’s prior written consent. Upon the issuance of each Letter of Credit, the Issuing Bank shall send the Administrative Agent a copy of the same. (c) Notice. Each Issuing Bank agrees that it shall not permit any issuance or amendment of a Letter of Credit to occur unless it shall have given to the Administrative Agent written notice thereof required under paragraph (m) of this Section. (d) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (A) the date that is one year after the date of the issuance of such Letter of Credit (or, in the case of any extension thereof, one year after the then-current expiration date at the time of such extension) and (B) the date that is the third Business Day prior to the Latest Maturity Date applicable to Revolving Loans; provided that if such expiry date is not a Business Day, such Letter of Credit shall expire at or prior to close of business on the next succeeding Business Day; provided, however, that any Letter of Credit may, upon the request of the Borrower and with the consent of the Issuing Bank, in its sole discretion, include a provision whereby such Letter of Credit shall be extended automatically for additional consecutive periods of one year or less (but not beyond the date that is three Business Days prior to the applicable Latest Maturity Date unless Cash Collateralized or backstopped pursuant to arrangements reasonably satisfactory to the Issuing Bank thereof) unless the applicable Issuing Bank notifies the beneficiary thereof within the time period specified in such Letter of Credit or, if no such time period is specified, at least 30 days prior to the then-applicable expiration date, that such Letter of Credit will not be extended; provided that such extended terms are reasonably satisfactory to the relevant Issuing Bank. (e) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank that is the issuer thereof or the Lenders, such Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. On and after the Amendment No. 5 Effective Date, participations in Letters of Credit shall be allocated in accordance with each Revolving Lender’s Applicable Percentage of the Total Revolving Commitment (including both Class A Revolving Commitments and Class B 94 US-DOCS\115047431.4

Revolving Commitments) and pro rata between Class A Revolving Commitments and Class B Revolving Commitments. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Revolving Lender’s Applicable Percentage of the Total Revolving Commitments of each LC Disbursement made by such Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (a)(vi) of this Section in the currency of such LC Disbursement, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall be pro rata based on such Lender’s Applicable Percentage of the Total Revolving Commitments and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or any reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. On the Amendment No. 5 Effective Date, the Letter of Credit Participations in any issued and outstanding Letters of Credit shall be reallocated so that, after giving effect thereto, the Class A Revolving Lenders and the Class B Revolving Lenders shall share ratably in such Letter of Credit Participation in accordance with such Revolving Lender’s Applicable Percentage of the Total Revolving Commitment (including both the Class A Revolving Commitments and the Class B Revolving Commitments from time to time in effect). Thereafter Letter of Credit Participations in any newly-issued Letters of Credit shall be allocated in accordance with each Revolving Lender’s Applicable Percentage of the Total Revolving Commitments (including both the Class A Revolving Commitments and the Class B Revolving Commitments from time to time in effect). (f) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement in Dollars not later than 2:00 p.m., New York City time (A) on the next succeeding Business Day if the Borrower receives notice of such LC Disbursement on or before 12:00 p.m., New York City time on the day of such LC Disbursement or (B) on the second succeeding Business Day if the Borrower receive notice of such LC Disbursement after 12:00 p.m., New York City time on the day of such LC Disbursement; provided that, if such LC Disbursement is denominated in Dollars and is not less than $100,000 (or such lesser amount as reasonably agreed to by the Administrative Agent), the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 or Section 2.04 that such payment be financed with an ABR Revolving Loan Borrowing or a Swingline Loan, in each case in an equivalent amount, and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Loan Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender’s Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the Total Revolving Commitment of the payment then due from the Borrower, in Dollars and in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this paragraph), and the Administrative Agent shall promptly remit to the applicable Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Revolving Lenders and such Issuing Bank as their interests may appear. Any payment made by a Revolving Lender or the Swingline Lender pursuant to this paragraph to reimburse any Issuing Bank for any LC Disbursement (other than the funding of an ABR Revolving Loan or a 95 US-DOCS\115047431.4

Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement. For the avoidance of doubt, all distributions under this Section 2.05(h) shall be made to each Lender with a Revolving Commitment pro rata based on each such Lender’s Applicable Percentage of the Total Revolving Commitments without regard to the Class of the Revolving Commitments held by such Lender. (g) Obligations Absolute. The Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (a)(vi) of this Section is absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (A) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (B) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (C) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. None of the Administrative Agent, the Lenders, the Issuing Banks or any of their Affiliates shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in translation, any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Banks; provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential or punitive damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of any Issuing Bank (as determined by a court of competent jurisdiction in a final, nonappealable judgment) or the Issuing Bank’s willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of documents strictly complying with the terms and conditions of a Letter of Credit (as determined by a court of competent jurisdiction in a final, non-appealable judgment), such Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented that appear on their face to be in compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit, and any such acceptance or refusal shall be deemed not to constitute gross negligence or willful misconduct. (h) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Administrative Agent and the Borrower in writing of such demand for payment and whether such Revolver Issuing Bank has made a LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of theirits obligation to reimburse such Issuing Bank and the Revolving Lenders with respect to any such LC Disbursement in accordance with paragraph (a)(vif) of this Section. 96 US-DOCS\115047431.4

(i) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is required to be reimbursed pursuant to Section 2.05(e), the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (a)(vi) of this Section, then Section 2.13(d) shall apply. Interest accrued pursuant to this paragraph shall be paid to the Administrative Agent, for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (a)(vi) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment and shall be payable on demand or, if no demand has been made, on the date on which the Borrower reimburse the applicable LC Disbursement in full. (j) Cash Collateralization. If the maturity of the Loans has been accelerated, then on the Business Day on which the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders demanding the deposit of Cash Collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders, an amount of cash in Dollars equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Section 7.01. The Borrower also shall deposit Cash Collateral pursuant to this paragraph as and to the extent required by Section 2.11(b). Each such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. At any time that there shall exist a Defaulting Lender, if any Defaulting Lender Fronting Exposure remains outstanding (after giving effect to Section 2.22(a)(iv)), then promptly upon the request of the Administrative Agent or any Issuing Bank, the Borrower shall deliver to the Administrative Agent Cash Collateral in an amount sufficient to cover such Defaulting Lender Fronting Exposure (after giving effect to any Cash Collateral provided by the Defaulting Lender). The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent in Cash Equivalents and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Revolving Lenders with LC Exposure representing more than 50.0% of the aggregate LC Exposure of all the Revolving Lenders), be applied to satisfy other obligations of the Borrower under this Agreement in accordance with the terms of the Loan Documents. If the Borrower is required to provide an amount of Cash Collateral hereunder, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after the Events of Default giving rise to the acceleration of the maturity of the Loans has been cured or waived or after no Default Lender Fronting Exposure remains outstanding, as applicable. If the Borrower is required to provide an amount of Cash Collateral hereunder pursuant to Section 2.11(b), such amount (to the extent not applied as aforesaid) shall be returned to the Borrower as and to the extent that, after giving effect to such return, the Borrower would remain in compliance with Section 2.11(b) and no Event of Default shall have occurred and be continuing. 97 US-DOCS\115047431.4

(k) Designation of Additional Issuing Banks. The Borrower may, at any time and from time to time, designate as additional Issuing Banks one or more Revolving Lenders that agree to serve in such capacity as provided below. The acceptance by a Revolving Lender of an appointment as an Issuing Bank hereunder shall be evidenced by an agreement, which shall be in form and substance reasonably satisfactory to the Administrative Agent and the Borrower, executed by the Borrower, the Administrative Agent and such designated Revolving Lender and, from and after the effective date of such agreement, (A) such Revolving Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and (B) references herein to the term “Issuing Bank” shall be deemed to include such Revolving Lender in its capacity as an issuer of Letters of Credit hereunder. (l) Termination of an Issuing Bank. The Borrower may terminate the appointment of any Issuing Bank as a “Issuing Bank” hereunder by providing a written notice thereof to such Issuing Bank, with a copy to the Administrative Agent. Any such termination shall become effective upon the earlier of (A) such Issuing Bank’s acknowledging receipt of such notice and (B) the fifth Business Day following the date of the delivery thereof; provided that no such termination shall become effective until and unless the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (or its Affiliates) shall have been reduced to zero. At the time any such termination shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the terminated Issuing Bank pursuant to Section 2.12(b). Notwithstanding the effectiveness of any such termination, the terminated Issuing Bank shall remain a party hereto and shall continue to have all the rights of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such termination, but shall not issue any additional Letters of Credit. (m) Issuing Bank Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each Issuing Bank shall, in addition to its notification obligations set forth elsewhere in this Section, report in writing to the Administrative Agent (A) periodic activity (for each successive month) in respect of Letters of Credit issued by such Issuing Bank, including all issuances and amendments, all expirations and cancellations and all disbursements and reimbursements, (B) within five Business Days following the time that such Issuing Bank issues or amends any Letter of Credit, the date of such issuance or amendment and the currency and available balance of the Letters of Credit issued or amended by it and outstanding after giving effect to such issuance or amendment (and whether the amounts thereof shall have changed), (C) on each Business Day on which such Issuing Bank makes any LC Disbursement, the date, currency and amount of such LC Disbursement, (D) on any Business Day on which the Borrower fail to reimburse an LC Disbursement required to be reimbursed to such Issuing Bank on such day, the date of such failure and amount of such LC Disbursement and (v) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such Issuing Bank. (n) Applicability of ISP and UCP. Unless otherwise expressly agreed by the Issuing Bank and the Borrower when a Letter of Credit is issued, (A) the rules of the ISP shall apply to each standby Letter of Credit, and (B) the rules of the Uniform Customs and Practice for Documentary Credits, as most recently published by the International Chamber of Commerce at the time of issuance, shall apply to each commercial Letter of Credit. (o) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. SECTION 2.06 Funding of Borrowings. 98 US-DOCS\115047431.4

(a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 10:00 a.m., New York City time, to the Applicable Account of the Administrative Agent most-recently designated by it for such purpose by notice to the Lenders (or such earlier time on the Effective Date as may be agreed among the relevant Lenders, Holdings, the Borrower and the Administrative Agent for the purpose of consummating the Transactions); provided that Swingline Loans shall be made as provided in Section 2.04. The Administrative Agent will make such Loans available to the Borrower by promptly wiring the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of a LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to Section 2.05(e) to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear.; provided, further, that, for the avoidance of doubt, on and after the Amendment No. 5 Effective Date, all Borrowings of Revolving Loans hereunder shall be made by each Revolving Lender in accordance with such Revolving Lender’s Applicable Percentage of the Total Revolving Commitment, and Borrowings of Revolving Loans shall be allocated pro rata between the Class A Revolving Facility and the Class B Revolving Facility in proportion to the respective Revolving Commitments under each such Revolving Credit Facility. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance on such assumption and in its sole discretion, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender agrees to pay to the Administrative Agent an amount equal to such share on demand of the Administrative Agent. If such Lender does not pay such corresponding amount forthwith upon demand of the Administrative Agent therefor, the Administrative Agent shall promptly notify the Borrower, and the Borrower agrees to pay such corresponding amount to the Administrative Agent forthwith on demand. The Administrative Agent shall also be entitled to recover from such Lender or the Borrower interest on such corresponding amount, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, or (ii) in the case of the Borrower, the interest rate applicable to such Borrowing in accordance with Section 2.13. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing. (c) Obligations of the Lenders hereunder to make Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 9.03(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.03(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and, other than as expressly provided herein with respect to a Defaulting Lender, no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.03(c). SECTION 2.07 Interest Elections. (a) Each Revolving Loan Borrowing and Term Loan Borrowing initially shall be of the Type specified in the applicable Borrowing Request or designated by Section 2.03 and, in the case of a 99 US-DOCS\115047431.4

Eurocurrency Borrowing, shall have an initial Interest Period as specified in such Borrowing Request or designated by Section 2.03. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Loans, which may not be converted or continued. (b) To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by delivery (by hand delivery, facsimile or other electronic transmission) to the Administrative Agent of a written Interest Election Request signed by the Borrower (i) in the case of an election to convert or continue a Borrowing into a Eurocurrency Borrowing, not later than 2:00 p.m., New York City time, three Business Days before the effective date of the election made pursuant to such Interest Election Request and (ii) in the case of an election to convert or continue a Borrowing into an ABR Borrowing, not later than 2:00 p.m., New York City time, one Business Day prior to the effective date of the election made pursuant to such Interest Election Request. (c) Each Interest Election Request shall specify the following information in compliance with Section 2.03: (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing) (for the avoidance of doubt, in the case of any Borrowing of Revolving Loans, such election shall be made pro rata between the Class A Revolving Loans and Class B Revolving Loans); (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day; (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and (iv) if the resulting Borrowing is to be a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period.” If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. (d) Promptly following receipt of an Interest Election Request in accordance with this Section, the Administrative Agent shall advise each Lender of the applicable Class of the details thereof and of such Lender’s portion of each resulting Borrowing. (e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be continued as a Eurocurrency Borrowing with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of 100 US-DOCS\115047431.4

Default is continuing, (i) no outstanding Borrowing may be converted to or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto. SECTION 2.08 Termination and Reduction of Commitments. (a) Unless previously terminated, (i) the Initial Term Loan Commitments shall terminate upon the making of the Initial Term Loans on the Effective Date, (ii) the 2020 Incremental Term Commitments shall terminate upon the earlier to occur of (x) the making of the 2020 Incremental Term Loans and (y) 5:00 p.m. New York City time on March 25, 2020 and, (iii) the 2021 Incremental Term Commitments shall terminate upon the earlier to occur of (x) the making of the 2021 Incremental Term Loans and (y) 5:00 p.m. New York City time on June 11, 2021 and (iv) the Revolving Commitments shall terminate on the Revolving Maturity Date. (b) The Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class at the Borrower’s sole discretion (for the avoidance of doubt, such reduction or termination need not be reduced or terminated on a pro rata basis among Classes of Commitments,); provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments of any Class if, after giving effect to any concurrent prepayment of the Revolving Loans of such Class or Swingline Loans in accordance with Section 2.11, the aggregate Revolving Exposures of such Class would exceed the aggregate Revolving Commitments of such Class. (c) The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section by 2:00 p.m. New York City time at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. (d) Any termination or reduction pursuant to this Section 2.08 shall apply proportionately and permanently to reduce the Commitments of each of the Lenders within such Class; provided (1) the Borrower may allocate any termination or reduction of Commitments among Classes of Commitments at its direction (including, for the avoidance of doubt, to the Commitments with respect to any Class of Extended Revolving Commitments without any termination or reduction of the Commitments with respect to any Existing Revolving Commitments of the same Specified Existing Revolving Commitment Class) and (2) in connection with the establishment on any date of any Extended Revolving Commitments pursuant to Section 2.24, the Existing Revolving Commitments of any one or more Lenders providing any such Extended Revolving Commitments on such date shall be reduced in an amount equal to the amount of Specified Existing Revolving Commitments so extended on such date (or, if agreed by the Borrower and the Lenders providing such Extended Revolving Commitments, by any greater amount so long as (a) a proportionate reduction of the Specified Existing Revolving Commitments has been offered to each Lender to whom the applicable Revolving Credit Extension Request has been made (which may be conditioned upon such Lender becoming an Extending Lender), and (b) the Borrower prepay the Existing Revolving Loans of such Class owed to such Lenders providing such Extended Revolving Commitments to the extent necessary to ensure that, after giving pro forma effect to such repayment or reduction, the Existing Revolving Loans of such Class are held by the Lenders of such Class on a pro rata basis in accordance with their Existing Revolving Commitments of such Class after giving pro forma effect to such reduction) (provided that (x) after giving pro forma effect to any such reduction and to the repayment of any Loans made on such date, the aggregate amount of the revolving credit exposure of any 101 US-DOCS\115047431.4 such Lender does not exceed the Existing Revolving Commitment thereof (such revolving credit exposure and Revolving Credit Commitment being determined in each case, for the avoidance of doubt, exclusive of such Lender’s Extended Revolving Commitment and any exposure in respect thereof) and (y) for the avoidance of doubt, any such repayment of Loans contemplated by the preceding clause shall be made in compliance with the requirements of Section 2.18 with respect to the ratable allocation of payments hereunder, with such allocation being determined after giving pro forma effect to any conversion or exchange pursuant to Section 2.24 of Existing Revolving Commitments and Existing Revolving Loans into Extended Revolving Commitments and Extended Revolving Loans respectively, and prior to any reduction being made to the Commitment of any other Lender). (e) With respect to each mandatory reduction and termination of Revolving Commitments or Replacement Revolving Credit Commitments (and any previously extended Revolving Commitments) required in connection with the incurrence of any Incremental Refinancing Facility or the incurrence of any Credit Agreement Refinancing Indebtedness incurred to Refinance any Revolving Commitments, Replacement Revolving Commitments and/or Other Revolving Commitments, the Borrower may designate (A) the Classes of Commitments to be reduced and terminated and (B) the corresponding Classes of Loans to be prepaid; provided that (x) any such reduction and termination shall apply proportionately and permanently to reduce the Commitments of each of the Lenders within any such Class and (y) after giving pro forma effect to such termination or reduction and to any prepayments of Loans or cancellation or cash collateralization of Letters of Credit made on the date of each such reduction and termination in accordance with this Agreement, the aggregate amount of such Lenders’ credit exposures shall not exceed the remaining Commitments of such Lenders’ in respect of the Class reduced and terminated. In connection with any such termination or reduction, to the extent necessary, the participations hereunder in outstanding Letters of Credit and Swingline Loans may be required to be reallocated and related loans outstanding prepaid and then reborrowed. SECTION 2.09 Repayment of Loans; Evidence of Debt. (a) The Borrower hereby unconditionally promises to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Revolving Maturity Date, (ii) to the Administrative Agent for the account of each Term Lender the then unpaid principal amount of each Term Loan of such Term Lender as provided in Section 2.10 and (iii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made by the Swingline Lender on the earlier to occur of (A) the date that is 10 Business Days after such Loan is made and (B) the Revolving Maturity Date; provided that on each date that a Revolving Loan Borrowing in Dollars is made, the Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested. (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof and (iv) any cancellation or retirement of Term Loans contemplated by Section 9.04(g). 102 US-DOCS\115047431.4

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to pay any amounts due hereunder in accordance with the terms of this Agreement. In the event of any inconsistency between the entries made pursuant to paragraphs (b) and (c) of this Section and the entries made in the Register pursuant to Section 9.04(b)(iv), the accounts maintained by the Administrative Agent and the entries made in the Register pursuant to Section 9.04(b)(iv) shall control. (e) Any Lender may request through the Administrative Agent that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall execute and deliver to such Lender a promissory note payable to such Lender or its registered assigns substantially in the form of Exhibit L. (f) For the avoidance of doubt, (x) with effect from the Amendment No. 1 Effective Date, the 2020 Incremental Term Loans made in accordance with Amendment No. 1 shall constitute for all purposes of this Agreement, a “Term Loan” made pursuant to this Agreement and all provisions of this Agreement applicable to Term Loans shall be applicable to the 2020 Incremental Term Loans; provided, that, the 2020 Incremental Term Loans shall constitute a separate Class of Loans from the “Initial Term Loans” for all purposes of this Agreement and (y) with effect from the Amendment No. 1 Effective Date, the 2020 Incremental Term Loans Commitment shall constitute an “Incremental Commitment” for all purposes of this Agreement, and all provisions of this Agreement applicable to Incremental Commitments in respect of Incremental Term Loans shall be applicable to the 2020 Incremental Term Loan Commitments. Further, with effect from the Amendment No. 1 Effective Date, the 2020 Incremental Term Loans (i) shall mature and shall become due and payable on the Term Maturity Date applicable to Initial Term Loans and (ii) shall be repaid in quarterly installments in accordance with Section 2.10(a)(ii). (g) For the avoidance of doubt, (x) with effect from Amendment No. 5 Effective Date, the 2021 Incremental Term Loans made in accordance with Amendment No. 5 shall constitute for all purposes of this Agreement, a “Term Loan” made pursuant to this Agreement and all provisions of this Agreement applicable to Term Loans shall be applicable to the 2021 Incremental Term Loans; provided, that, with effect from Amendment No. 5 Effective Date, the 2021 Incremental Term Loans Commitment shall constitute an “Incremental Commitment” for all purposes of this Agreement, and all provisions of this Agreement applicable to Incremental Commitments in respect of Incremental Term Loans shall be applicable to the 2021 Incremental Term Loan Commitments. Further, with effect from Amendment No. 5 Effective Date, the 2021 Incremental Term Loans (i) shall mature and shall become due and payable on the Term Maturity Date applicable to Initial Term Loans and (ii) shall be repaid in quarterly installments in accordance with Section 2.10(a)(ii). SECTION 2.10 Amortization of Term Loans. (a) The Borrower shall repay Initial Term Loan Borrowings on the last Business Day of each March, June, September and December (commencing on December 31, 2019) in the principal amount of Initial Term Loans equal to one quarter of one percent (0.25%) of the original principal amount of such Initial Term Loans made on the Effective Date, as adjusted from time to time pursuant to Section 2.11(f). The Borrower shall repay 2020 Incremental Term Loan Borrowings on the last Business Day of each March, June, September and December (commencing on June 30, 2020) in the principal amount of 2020 Incremental Term Loans equal to one quarter of one percent (0.25%) of the original principal amount of such 2020 Incremental Term Loans made pursuant to Amendment No. 1, as adjusted from time to time pursuant to Section 2.11(f). The Borrower shall repay 2021 Incremental Term Loan Borrowings on 103 US-DOCS\115047431.4

the last Business Day of each March, June, September and December (commencing on September 30, 2021) in the principal amount of 2021 Incremental Term Loans equal to one quarter of one percent (0.25%) of the original principal amount of such 2021 Incremental Term Loans made pursuant to Amendment No. 5, as adjusted from time to time pursuant to Section 2.11(f). To the extent not previously paid, all Initial Term Loans and, all 2020 Incremental Term Loans and all 2021 Incremental Term Loans shall be due and payable by the Borrower on the Initial Term Loan Maturity Date. (b) All repayment obligations under this Section 2.10 shall be reduced by the amount of any prepayments made in accordance with Section 2.11 in the manner specified therein. SECTION 2.11 Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty; provided that (x) in the event of (i) any voluntary prepayment of Initial Term Loans, (ii) any replacement of a Non-Accepting Lender pursuant to Section 2.24, (iii) any repayment of the obligations owing to, or replacement of, a Non-Consenting Lender pursuant to Section 9.02(c), (iv) any prepayment in connection with any Repricing Transaction, the primary purpose of which is to decrease the Effective Yield on such Initial Term Loans, (v) any of the mandatory prepayments described in Section 2.11(h) from the proceeds of a Specified Debt Incurrence Prepayment Event or (vi) any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the Initial Term Loans (including any replacement of a Non-Accepting Lender pursuant to Section 2.24 in connection therewith), the Borrower shall pay to the Administrative Agent, for the account of each of the Lenders holding such Initial Term Loans, (I) during the period from the Effective Date to and including the day immediately preceding the first anniversary of the 2020 Incremental Closing Date, a prepayment premium of 5.00% of the principal amount of the Initial Term Loans being prepaid or the principal amount of Initial Term Loans subject to the amendment effectuating such Repricing Transaction and outstanding immediately prior to the effectiveness thereof, (II) during the period commencing on the first anniversary of the 2020 Incremental Closing Date to and including the day immediately preceding the second anniversary of the 2020 Incremental Closing Date, a prepayment premium of 2.00% of the principal amount of the Initial Term Loans being prepaid or the principal amount of the Initial Term Loans subject to the amendment effectuating such Repricing Transaction and outstanding immediately prior to the effectiveness thereof, (III) during the period commencing on the second anniversary of the 2020 Incremental Closing Date to and including the day immediately preceding the third anniversary of the 2020 Incremental Closing Date, a prepayment premium of 1.00% of the principal amount of the Initial Term Loans being prepaid or the principal amount of the Initial Term Loans subject to the amendment effectuating such Repricing Transaction and outstanding immediately prior to the effectiveness thereof and (IV) thereafter, no prepayment premium shall be due and (y) in the event of (i) any voluntary prepayment of 2020 Incremental Term Loans, (ii) any replacement of a Non-Accepting Lender pursuant to Section 2.24, (iii) any repayment of the obligations owing to, or replacement of, a Non-Consenting Lender pursuant to Section 9.02(c), (iv) any prepayment in connection with any Repricing Transaction, the primary purpose of which is to decrease the Effective Yield on such 2020 Incremental Term Loans, (v) any of the mandatory prepayments described in Section 2.11(h) from the proceeds of a Specified Debt Incurrence Prepayment Event or (vi) any amendment of this Agreement resulting in a Repricing Transaction the primary purpose of which is to decrease the Effective Yield on the 2020 Incremental Term Loans including any replacement of a Non-Accepting Lender pursuant to Section 2.24 in connection therewith), the Borrower shall pay to the Administrative Agent, for the account of each of the Lenders holding such 2020 Incremental Term Loans, (I) during the period from the 2020 Incremental Closing Date to and including the day immediately preceding the second anniversary of the 2020 Incremental Closing Date, a 104 US-DOCS\115047431.4

prepayment premium equal to the Applicable Premium multiplied by the principal amount of the 2020 Incremental Term Loans being prepaid or the principal amount of 2020 Incremental Term Loans subject to the amendment effectuating such Repricing Transaction and outstanding immediately prior to the effectiveness thereof, (II) during the period commencing on the second anniversary of the 2020 Incremental Closing Date to and including the day immediately preceding the third anniversary of the 2020 Incremental Closing Date, a prepayment premium of 2.00% of the principal amount of the 2020 Incremental Term Loans being prepaid or the principal amount of the 2020 Incremental Term Loans subject to the amendment effectuating such Repricing Transaction and outstanding immediately prior to the effectiveness thereof, (III) during the period commencing on the third anniversary of the 2020 Incremental Closing Date to and including the day immediately preceding the fourth anniversary of the 2020 Incremental Closing Date, a prepayment premium of 1.00% of the principal amount of the 2020 Incremental Term Loans being prepaid or the principal amount of the 2020 Incremental Term Loans subject to the amendment effectuating such Repricing Transaction and outstanding immediately prior to the effectiveness thereof and (IV) thereafter, no prepayment premium shall be due. Prepayments made pursuant to this Section 2.11(a) shall be applied in accordance with the applicable provisions of Section 2.11(e) and Section 2.11(f). (b) In the event and on each occasion that the aggregate Revolving Exposures (or the Revolving Exposures of any Class of Revolving Commitments) exceeds the aggregate Revolving Commitments (or the Revolving Commitments of such Class), the Borrower shall prepay Revolving Loans (or the Revolving Loans of such Class, as applicable) or Swingline Loans (or, if no such Loans are outstanding, deposit Cash Collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount necessary to eliminate such excess. (c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Restricted Subsidiary in respect of any Prepayment Event, the Borrower shall, within five Business Days after such Net Proceeds are received, offer to prepay (or, in the case of a Prepayment Event described in clause (b) of the definition of the term “Prepayment Event,” within three Business Days after such Net Proceeds are received, offer to prepay) by delivering written notice to the Administrative Agent in accordance with Section 2.11(e)(ii), Term Loans in an aggregate amount equal to 100% of such Net Proceeds; provided that, in the case of any Disposition/Casualty Prepayment Event, if the Borrower or the Restricted Subsidiaries invest (or commit to invest) the Net Proceeds from such event (or a portion thereof) within 12 months after receipt of such Net Proceeds in the Borrower and the Restricted Subsidiaries (including any Investments permitted under Section 6.04 (other than 6.04(a))), then no prepayment shall be required pursuant to this paragraph in respect of such Net Proceeds in respect of such event (or the applicable portion of such Net Proceeds, if applicable) except to the extent of any such Net Proceeds therefrom that have not been so invested (or committed to be invested) by the end of such 12-month period (or if committed to be so invested within such 12-month period, have not been so invested within 180 days after the 12-month period that follows receipt thereof), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so invested (or committed to be invested); provided further that, in the case of a Disposition/Casualty Prepayment Event, the Borrower may use a portion of such Net Proceeds to prepay or repurchase any other Indebtedness that is secured by Liens on the Collateral ranking on an equal priority basis (but without regard to control of remedies) with the Liens on the Collateral securing the Secured Obligations to the extent such other Indebtedness and the Liens securing such Indebtedness are permitted hereunder and the documentation governing such other Indebtedness requires such a prepayment or repurchase thereof with the proceeds of such Prepayment Event, in each case in an amount not to exceed the product of (x) the amount of such Net Proceeds and (y) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness and the denominator of which is the aggregate outstanding principal amount of Term Loans and such other Indebtedness. Prepayments made, or required to be offered to be made, pursuant to this 105 US-DOCS\115047431.4

Section 2.11(c) shall be offered and, if applicable, applied, in accordance with the applicable provisions of Section 2.11(e) and Section 2.11(f). (d) Following the end of each fiscal year of the Borrower, commencing with the fiscal year ending December 31, 2020 (each such applicable fiscal year, an “Excess Cash Flow Period”), the Borrower shall offer to prepay Term Loans in an aggregate amount equal to the ECF Percentage (after giving effect to any adjustment pursuant to the Permitted ECF Recalculation Considerations (as defined below)) of Excess Cash Flow for such Excess Cash Flow Period; provided that (A) such amount shall be reduced, at the option of the Borrower, by the aggregate amount (other than any amount applied to reduce the prepayment required under this paragraph in respect of any prior year) of (i) prepayments of Term Loans (and, to the extent the Revolving Commitments are permanently reduced in a corresponding amount pursuant to Section 2.08, Revolving Loans) made pursuant to Section 2.11(a) during such fiscal year or after such fiscal year and prior to the time such prepayment is due as provided below, (ii) voluntary prepayments of Indebtedness under Incremental Facilities, Incremental Equivalent Debt and/or Credit Agreement Refinancing Indebtedness, in each case, that are secured by Liens on the Collateral that rank on an equal priority basis (but without regard to control of remedies) with the Liens on the Collateral securing the Secured Obligations during such fiscal year or after such fiscal year and prior to the time such prepayment is due, (in each case of clause (i) and (ii), excluding all such prepayments funded with the proceeds of other long-term Indebtedness (other than revolving Indebtedness), (any payments described in the foregoing clause (i) through (ii) of this proviso made after the end of the applicable Excess Cash Flow Period but prior to the making of the applicable prepayment in respect of such Excess Cash Flow Period, an “After Year End Payment”); and (B) following the making of any After Year End Payment, (i) the Total Net Cash Leverage Ratio shall be recalculated giving pro forma effect to such After Year End Payment as if such payment were made during the applicable Excess Cash Flow Period and the ECF Percentage for purposes of making such Excess Cash Flow prepayment shall be determined by reference to such recalculated Total Net Cash Leverage Ratio and (ii) such After Year End Payment shall not reduce the required amount of any subsequent Excess Cash Flow payment in another Excess Cash Flow Period (the foregoing clauses (A) and (B)), the “Permitted ECF Recalculation Considerations”). Notwithstanding anything to the contrary in the foregoing, the Borrower may use a portion of such amount of Excess Cash Flow (as so reduced) in respect of any such fiscal year that would otherwise be required to be applied to prepay Term Loans to prepay or repurchase any other Indebtedness that is secured by Liens on the Collateral that rank on an equal priority basis (but without regard to control of remedies) with the Liens on the Collateral securing the Secured Obligations to the extent such other Indebtedness and the Liens securing such other Indebtedness are permitted hereunder and the documentation governing such other Indebtedness requires such a prepayment or repurchase thereof with Excess Cash Flow, in each case in an amount not to exceed the product of (A) the amount of Excess Cash Flow (as so reduced) in respect of such fiscal year otherwise required to be applied to prepay Term Loans (without giving effect to this sentence) and (B) a fraction, the numerator of which is the outstanding principal amount of such other Indebtedness and the denominator of which is the aggregate outstanding principal amount of Term Loans and such other Indebtedness. Each prepayment pursuant to this paragraph shall be offered to be made by giving written notice to the Administrative Agent in accordance with Section 2.11(e)(ii) on or before the date that is five Business Days after the date on which financial statements are required to be delivered pursuant to Section 5.01(a) with respect to the Excess Cash Flow Period for which Excess Cash Flow is being calculated. Any Excess Cash Flow payment pursuant to this clause (d) shall only be required with respect to amounts in excess of $2,500,000 for any Excess Cash Flow Period (and only such excess amount shall be applied to the payment thereof). Prepayments made, or required to be offered to be made, pursuant to this Section 2.11(d) shall be offered and, if applicable, applied, in accordance with the applicable provisions of Section 2.11(e) and Section 2.11(f). 106 US-DOCS\115047431.4

(e) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the applicable Notice of Prepayment. (i) (A) subject to the provisions of Section 2.11(e)(ii) below, each prepayment of Term Loans required to be made under Section 2.11(c) (other than with respect to a Specified Debt Incurrence Prepayment Event, which is subject to clause (B) below) and Section 2.11(d) shall be allocated to the Classes of Term Loans outstanding, pro rata based on the aggregate principal amount of outstanding Borrowings due in respect of each such Class of Term Loans (subject to any Class of Term Loans (including any Class of Extended Term Loans) having agreed to receive a less than pro rata share of any such mandatory prepayment and taking into account any reduction in the amount of any required Excess Cash Flow payment to any Class of Term Loans), shall be applied pro rata to Lenders within each Class, based upon the outstanding principal amounts owing to each such Lender under each such Class of Term Loans and shall be applied to reduce such scheduled repayment amounts within each such Class in accordance with Section 2.11(f)(ii) and (B) each prepayment of Term Loans elected by the Borrower to be made pursuant to Section 2.11(a) or required to be made by Section 2.11(c) in connection with a Specified Debt Incurrence Prepayment Event shall be allocated to any Class of Term Loans outstanding as directed by the Borrower (subject to the requirement that the Net Cash Proceeds of any Specified Debt Incurrence Prepayment Event shall, if applicable, be applied to prepay or repay the applicable Refinanced Indebtedness), shall be applied pro rata to Lenders within each such Class, based upon the outstanding principal amounts owing to each such Lender under each such Class of Term Loans and shall be applied to reduce such scheduled repayment amounts within each such Class in accordance with Section 2.11(f)(i) (for the avoidance of doubt, the Borrower may (i) prepay Term Loans of an Existing Term Loan Class pursuant to Section 2.11(a) or any Specified Debt Incurrence Prepayment Event without any requirement to prepay Extended Term Loans that were converted or exchanged from such Existing Term Loan Class and (ii) prepay Extended Term Loans pursuant to Section 2.11(a) or pursuant to any Specified Debt Incurrence Prepayment Event without any requirement to prepay Term Loans of an Existing Term Loan Class that were converted or exchanged for such Extended Term Loans and in the event that the Borrower does not specify the Classes of Term Loans to be prepaid, the Borrower shall be deemed to have elected that such proceeds be applied to reduce the repayment amounts among Term Loan Classes on a pro rata basis). (ii) With respect to each offer of prepayment required by Section 2.11(c) and Section 2.11(d), (A) the Borrower will give the Administrative Agent written notice substantially in the form of Exhibit H hereto of any such offer to make a mandatory prepayment of Term Loans within the time periods specified in Section 2.11(c) and Section 2.11(d), prior to such offer of prepayment and request that the Administrative Agent provide notice of such offer to make a mandatory prepayment to each Lender and the Administrative Agent will promptly notify each Lender, (B) each Lender of Term Loans will have the right to refuse any such offer of prepayment by giving written notice (each, a “Rejection Notice”) of such refusal to the Administrative Agent and the Borrower no later than 3:00 p.m. (New York City time) one Business Day after the date the Administrative Agent delivers notice of such offer of prepayment to such Lender, and to the extent any such offer of prepayment is so refused, the aggregate amount of the offered prepayment that would have been applied to prepay Term Loans of any such Class but was so declined shall be retained by the Borrower and the Restricted Subsidiaries (such amounts, “Retained Declined Proceeds”) and (C) the Borrower will make all such prepayments not so refused upon the tenth Business Day after the Administrative Agent delivers notice of such offer of prepayment to the Lenders. If a Lender fails to deliver a Rejection Notice 107 US-DOCS\115047431.4 to the Administrative Agent within the time frame specified above, any such failure will be deemed an acceptance of the total offered amount of such mandatory prepayment of Term Loans. For the avoidance of doubt, this Section 2.11(e)(ii) does not apply to any prepayment pursuant to Section 2.11(c) in respect of a Specified Debt Incurrence Prepayment Event, which prepayment shall be mandatory and may not be declined, waived or refused. (f) Application to Term Loans. (i) With respect to each prepayment of Term Loans elected to be made by the Borrower pursuant to Section 2.11(a) or required to be made pursuant to a Specified Debt Incurrence Prepayment Event, such prepayments shall be applied on a pro rata basis to the Lenders within any Class entitled to receive such prepayment to reduce scheduled repayment amounts in such order as the Borrower may specify (or, if not specified, in direct order of maturity) and the Borrower may designate the Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which made; provided that the Borrower pays any amounts, if any, required to be paid pursuant to Section 2.16 with respect to prepayments of Eurocurrency Loans made on any date other than the last day of the applicable Interest Period. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent, shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.16. (ii) After giving effect to the provisions of Section 2.11(e)(ii), with respect to each prepayment of Term Loans by the Borrower required to be made pursuant to Section 2.11(c) (other than in respect of a Specified Debt Incurrence Prepayment Event) or Section 2.11(d), such prepayments shall be applied on a pro rata basis to the Lenders within any Class entitled to receive such prepayment to reduce scheduled repayment amounts in direct order of maturity and irrespective of whether such outstanding Term Loans are ABR Loans or Eurocurrency Loans; provided that, if no Lender exercises the right to refuse an offered mandatory prepayment of the Term Loans pursuant to Section 2.11(e)(ii), then, with respect to such mandatory prepayment, the amount of such mandatory prepayment shall be applied first to Term Loans that are ABR Loans to the full extent thereof before application to Term Loans that are Eurocurrency Loans in a manner that minimizes breakage costs owing under Section 2.16. (g) Application to Revolving Loans. With respect to each prepayment of Revolving Loans, Other Revolving Loans and Replacement Revolving Loans elected by the Borrower pursuant to Section 2.11(a) or required by Section 2.11(b), the Borrower may designate (i) the Class and Types of Loans that are to be prepaid and the specific Borrowing(s) pursuant to which such Loans were made and (ii) the Class of Revolving Loans, Other Revolving Loans or Replacement Revolving Loans to be prepaid; provided that any prepayment of Revolving Loans while any Class A Revolving Commitments are outstanding shall be made pro rata between the Class A Revolving Loans and the Class B Revolving Loans in proportion to the respective Revolving Commitments under the Class A Revolving Facility and the Class B Revolving Facility (except that any prepayment made in connection with a reduction of the Class A Revolving Commitments pursuant to Section 2.08 may be applied solely to the Class A Revolving Loans and allocated to the Class A Revolving Loans based on the amount of the reduction in the Class A Revolving Commitments of each applicable Lender thereunder); provided further that (x) Eurocurrency Loans may be designated for prepayment pursuant to this Section 2.11 only on the last day of an Interest Period applicable thereto unless all Eurocurrency Loans with Interest Periods ending on such date of required prepayment and all ABR Loans have been paid in full; (y) each prepayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans of such Class (except that any prepayment made in connection with a 108 US-DOCS\115047431.4 reduction of the Commitments of such Class pursuant to Section 2.08 shall be applied pro rata based on the amount of the reduction in the Commitments of such Class of each applicable Lender); and (z) notwithstanding the provisions of the preceding clause (y), at the option of the Borrower, no prepayment made pursuant to Section 2.11(a) or Section 2.11(b) of Revolving Loans, Other Revolving Loans or Replacement Revolving Loans of any Class shall be applied to the Loans of any Defaulting Lender. In the absence of a designation by the Borrower as described in the preceding sentence, the Administrative Agent, shall, subject to the above, make such designation in its reasonable discretion with a view, but no obligation, to minimize breakage costs owing under Section 2.16. (h) The Borrower shall notify the Administrative Agent (and in the case of prepayment of a Swingline Loan, the Swingline Lender) of any optional prepayment pursuant to Section 2.11(a) by delivering a notice of such prepayment substantially in the form of Exhibit H hereto (the “Notice of Prepayment”) to the Administrative Agent (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 2:00 p.m., New York City time, three Business Days prior to the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 2:00 p.m., New York City time, on the Business Day before the date of such prepayment. Each such notice shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. In the case of any Notice of Prepayment with respect to any optional or mandatory prepayment, promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13. At the Borrower’s election in connection with any prepayment pursuant to this Section 2.11, such prepayment shall not be applied to any Term Loan or Revolving Loan of a Defaulting Lender and shall be allocated ratably among the relevant non-Defaulting Lenders. (i) Notwithstanding any other provisions of Section 2.11(c) or Section 2.11(d), (A) to the extent that any of or all the Net Proceeds of any Prepayment Event set forth in clause (a) of the definition thereof by a Foreign Subsidiary or an FSHCO giving rise to a prepayment pursuant to Section 2.11(c) (a “Foreign Subsidiary/FSHCO Prepayment Event”) or Excess Cash Flow of a Foreign Subsidiary or FSHCO giving rise to a payment pursuant to Section 2.11(d) are prohibited by or would violate or conflict with any Requirement of Law from being repatriated or distributed to the Borrower or would conflict with the fiduciary duties of such Foreign Subsidiary or FSHCO’s directors, or result in, or could reasonably be expected to result in, a material risk of personal or criminal liability for any officer, director, employee, manager, member or management or consultant of such Foreign Subsidiary or FSHCO, the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be offered to prepay Term Loans at the times provided in Section 2.11(c) or Section 2.11(d), as the case may be, and such amounts may be retained by the applicable Foreign Subsidiary or FSHCO so long, but only so long, as the applicable Requirement of Law will not permit repatriation or distribution to the Borrower (the Borrower hereby agreeing to cause the applicable Foreign Subsidiary or FSHCO to use commercially reasonable efforts to promptly take all actions required by the applicable Requirement of Law to permit such repatriation or distribution), and once such repatriation or distribution of any of such affected Net Proceeds or Excess Cash Flow is permitted under the applicable Requirement of Law, such repatriation or distribution will be promptly effected and such repatriated or distributed Net Proceeds or Excess Cash Flow will be promptly (and in any event not later than three Business Days after such repatriation or distribution) offered to the prepayment of (net of additional taxes payable or reserved against as a result thereof) the Term Loans pursuant to Section 2.11(c) or Section 2.11(d), as applicable, (B) to the extent that and for so long as the Borrower has determined reasonably and in good faith that repatriation or distribution of any of or all the Net Proceeds of any Foreign Subsidiary/FSHCO Prepayment Event or 109 US-DOCS\115047431.4

Excess Cash Flow would have a material adverse tax consequence for the Borrower, any of its Subsidiaries, any Parent Entity or direct or indirect equityholder of the Borrower or such Parent Entity (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation or distribution), including any withholding tax, with respect to such Net Proceeds or Excess Cash Flow if such amount were repatriated or distributed as a dividend, the Net Proceeds or Excess Cash Flow so affected will not be required to be offered to the prepayment of Term Loans (or other Loans required to be prepaid) at the times provided in Section 2.11(c) or Section 2.11(d), as the case may be, and such amounts may be retained by the applicable Foreign Subsidiary or FSHCO; provided that when the Borrower determines reasonably and in good faith that repatriation or distribution of any of or all the Net Proceeds of any Foreign Subsidiary/FSHCO Prepayment Event or Excess Cash Flow would no longer have a material adverse tax consequence (taking into account any foreign tax credit or benefit actually realized in connection with such repatriation or distribution) with respect to such Net Proceeds or Excess Cash Flow if such amount were repatriated or distributed as a dividend, such Net Proceeds or Excess Cash Flow shall be promptly (and in any event not later than three Business Days after such repatriation or distribution) applied (net of additional taxes payable or reserved against as a result thereof) or offered to the prepayment of the Term Loans pursuant to Section 2.11(c) or Section 2.11(d), as applicable and (C) in connection with any prepayment attributable to any Joint Venture, to the extent that repatriation or distribution of any or all of the Net Proceeds of any Foreign Subsidiary/FSHCO Prepayment Event or Excess Cash Flow of a Foreign Subsidiary or FHSCO giving rise to a prepayment pursuant to Section 2.11(c) or Section 2.11(d) would violate any Organizational Document of any such Joint Venture (or any relevant shareholders’ or similar agreement) existing on the Effective Date or the date of Investment in such Joint Venture (so long as such restrictions in such Organizational Documents were not entered into for purposes of circumventing such Joint Venture’s obligations to make any payment in respect of such Excess Cash Flow or a Foreign Subsidiary/FSHCO Prepayment Event), in each case if the amount subject to the relevant prepayment were upstreamed or transferred as a distribution or dividend the portion of such Net Proceeds or Excess Cash Flow so affected will not be required to be offered to the prepayment of the Term Loans at the times provided in Section 2.11(c) or Section 2.11(d), as the case may be, and such amounts may be retained by the applicable Foreign Subsidiary or FSHCO so long, but only so long, as the applicable Organizational Documents will not permit repatriation or distribution to the Borrower, and once such repatriation or distribution of any of such affected Net Proceeds or Excess Cash Flow is permitted under the applicable Organizational Documents, such repatriation or distribution will be promptly effected and such repatriated or distributed Net Proceeds or Excess Cash Flow will be promptly (and in any event not later than three Business Days after such repatriation or distribution) applied (net of additional taxes payable or reserved against as a result thereof) offered to the prepayment of the Term Loans pursuant to Section 2.11(c) or Section 2.11(d), as applicable. SECTION 2.12 Fees. (a) The Borrower agrees to pay to the Administrative Agent in Dollars for the account of each Revolving Lender a commitment fee, which shall accrue at the rate of 0.50% per annum on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the last Business Day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans 110 US-DOCS\115047431.4 and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose). (b) The Borrower agree to pay (i) to the Administrative Agent in Dollars for the account of each Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency Revolving Loans on the daily balance of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, (ii) to each Issuing Bank in Dollars a fronting fee, which shall accrue at 0.125% per annum or such other rate as may be separately agreed to by the relevant Issuing Bank and the Borrower on the average daily balance of the LC Exposure attributable to Letters of Credit issued by such Issuing Bank (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, and (iii) such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. (c) Participation fees and fronting fees accrued through and including the last Business Day of March, June, September and December of each year shall be payable on the last Business Day of each such month, commencing on the first such date to occur after the Effective Date, provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable in accordance with such Issuing Bank’s applicable procedures relating thereto. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). (d) The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent. (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to an Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Revolving Lenders entitled thereto. Except as may otherwise be separately agreed, fees paid hereunder shall not be refundable under any circumstances. (f) Notwithstanding the foregoing, and subject to Section 2.22, the Borrower shall not be obligated to pay any amounts to any Defaulting Lender pursuant to this Section 2.12, and any fees that would otherwise be payable to a Defaulting Lender under clause (i) of Section 2.12(b) shall, to the extent the LC Exposure of such Defaulting Lender shall have been reallocated pursuant to Section 2.22(a)(iv), be paid to the non-Defaulting Lenders in respect of the amounts of such LC Exposure for which they shall be liable from time to time. SECTION 2.13 Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate. 111 US-DOCS\115047431.4

(b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate. (c) [Reserved]. (d) Notwithstanding the foregoing, after the occurrence and continuance of an Event of Default pursuant to Section 7.01(a), (b), (h) or (i), if any principal of or interest on any Loan or any premium, fee or other amount by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, the relevant overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of any overdue principal of any Loan, 2.00% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount (including overdue interest), 2.00% per annum plus the rate applicable to Revolving Loans that are ABR Loans as provided in paragraph (a) of this Section; provided that no amount shall be payable pursuant to this Section 2.13(d) to a Defaulting Lender so long as such Lender shall be a Defaulting Lender; provided further that, no amounts shall accrue pursuant to this Section 2.13(d) on any reimbursement obligation in respect of any LC Disbursement or other amount payable to a Defaulting Lender so long as such Lender shall be a Defaulting Lender (it being understood that interest on such amounts shall accrue at the non-default rates otherwise applicable thereto). (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Revolving Commitments, provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. (f) All computations of interest for ABR Loans (when the Alternate Base Rate is based on the Prime Rate) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.18, bear interest for one day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. SECTION 2.14 Alternate Rate of Interest. (a) If at least two Business Days prior to the commencement of any Interest Period for a Eurocurrency Borrowing: (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or (ii) the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period (in 112 US-DOCS\115047431.4 each case with respect to the Loans impacted by this clause (ii) or clause (i) above, “Impacted Loans”), then the Administrative Agent shall give written notice thereof to the Borrower and the Lenders by hand delivery, facsimile or other electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective and (ii) such Borrowing shall be made as an ABR Borrowing and the utilization of the LIBO Rate component in determining the Alternate Base Rate shall be suspended; provided, however, that, in each case, the Borrower may revoke any Borrowing Request that is pending when such notice is received. (b) Notwithstanding any of the provisions in this Agreement to the contrary, if the Borrower and the Administrative Agent reasonably determine in good faith, or the Borrower and Required Lenders notify the Administrative Agent, that (1) an interest rate is not ascertainable pursuant to the provisions of the definition of “LIBO Rate” and the inability to ascertain such rate is unlikely to be temporary, (2) the London Interbank Offered Rate as described in clause (i) of the definition of “LIBO Rate” shall no longer be made available or used for determining the interest rate of loans or (3) syndicated leveraged loans of this type in the United States are currently being executed or amended (as applicable) to incorporate or adopt new benchmark interest rates to replace the London Interbank Offered Rate, the “LIBO Rate” shall be an alternate rate that is reasonably commercially practicable for the Administrative Agent to administer (as determined by the Administrative Agent in its reasonable discretion) that shall include appropriate mathematical or other adjustments to minimize any changes to pricing in effect at the time of selection of such alternate rate of interest (and, for the avoidance of doubt, such alternate rate of interest as so modified shall not reduce the Applicable Rate in effect at the time of selection of such alternate rate of interest) and will be an alternate rate of interest established by the Administrative Agent and the Borrower, so long as the Lenders shall have received at least five Business Days’ prior written notice thereof (the “Notice Period”), in which case, the Administrative Agent and the Borrower shall enter into an amendment to this Agreement to reflect such alternate rate of interest and make such other related changes to this Agreement as may be applicable, including any Successor Rate Conforming Changes; provided that such alternate rate of interest shall not apply (and any such amendment shall not be effective) to the extent the Administrative Agent has received a written objection within the Notice Period from the Required Lenders (any such alternate rate of interest so established in accordance with the foregoing provisions of this clause (d), the “Successor Benchmark Rate”); provided that any such amendment shall become effective without any further action or consent of any other party to this Agreement, notwithstanding anything to the contrary in Section 9.02, provided, further, that, until such Successor Benchmark Rate has been determined pursuant to this paragraph, (A) any request for Borrowing, the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective; (B) in the case of any affected Eurocurrency Borrowing, such Borrowing shall be converted to an ABR Borrowing and (C) the LIBO Rate component shall no longer be utilized in determining the Alternate Base Rate. Notwithstanding anything else herein, any Successor Benchmark Rate shall provide that in no event shall such Successor Benchmark Rate be less than zero for purposes of this Agreement. For the purpose hereof, “Successor Rate Conforming Changes” shall mean such changes as may be necessary to reflect the available interest periods for the alternate rate, including conforming the definition of Alternate Base Rate, Interest Period, the timing and frequency of determining rates and making payments of interest and other administrative matters as may be reasonably agreed by the Borrower and the Administrative Agent. SECTION 2.15 Increased Costs. 113 US-DOCS\115047431.4

(a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank (except any such reserve requirement reflected in the Adjusted LIBO Rate); or (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense (other than with respect to Taxes) affecting this Agreement or Eurocurrency Loans made by such Lender or any Letter of Credit or participation therein; or (iii) subject any Lender or any Issuing Bank to any Taxes on its Loans, letters of credit, Commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; and the result of any of the foregoing shall be to increase the cost to such Lender or Issuing Bank of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or issue any Letter of Credit) or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or otherwise), then, from time to time upon request of such Lender or Issuing Bank, the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such increased costs actually incurred or reduction actually suffered, provided that the Borrower shall not be liable for such compensation if, in the case of requests for reimbursement under clause (ii) above resulting from a market disruption, (A) the relevant circumstances are not generally affecting the banking market or (B) the applicable request has not been made by Lenders constituting Required Lenders; provided, further, that to the extent any such costs or reductions are incurred by any Lender as a result of any requests, rules, guidelines or directives enacted or promulgated under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 or under Basel III, then such Lender shall be compensated pursuant to this Section 2.15(a) only to the extent such Lender is imposing such charges on similarly situated borrowers where the terms of other syndicated credit facilities permit it to impose such charges. Notwithstanding the foregoing, this paragraph will not apply to (A) Indemnified Taxes, (B) Other Taxes or (C) Excluded Taxes. (b) If any Lender or Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy and liquidity), then, from time to time upon request of such Lender or Issuing Bank contemplated by clause (c) below, the Borrower will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction actually suffered. (c) Any Lender or an Issuing Bank requesting compensation under this Section 2.15 shall be required to deliver a certificate to the Borrower, (i) setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company in reasonable detail, as the case may be, 114 US-DOCS\115047431.4 as specified in paragraph (a) or (b) of this Section, (ii) setting forth, in reasonable detail, the manner in which such amount or amounts were determined and (iii) certifying that such Lender or Issuing Bank is generally charging such amounts to similarly situated borrowers, which certificate shall be conclusive absent manifest error. Unless subject to dispute, the Borrower shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within 15 days after receipt thereof. (d) Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender or Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. SECTION 2.16 Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period applicable thereto, (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or Term Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice is revoked) or (d) the assignment of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.19, Section 2.24(h) or Section 9.02(c), then, in any such event, the Borrower shall, after receipt of a written request by any Lender affected by any such event (which request shall set forth in reasonable detail the basis for requesting such amount), compensate each Lender for the actual loss, cost and expense incurred by such Lender attributable to such event (other than loss of profit). Any Lender requesting compensation under this Section 2.16 shall be required to deliver a certificate to the Borrower setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, the basis therefor and, in reasonable detail and the manner in which such amount or amounts were determined, which certificate shall be conclusive absent manifest error. Unless subject to dispute, the Borrower shall pay such Lender the amount shown as due on any such certificate within 30 days after receipt of such demand. Notwithstanding the foregoing, this Section 2.16 will not apply to losses, costs or expenses resulting from Taxes, as to which Section 2.17 shall govern. SECTION 2.17 Taxes. (a) Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made free and clear of and without deduction for any Taxes, provided that if the applicable Withholding Agent shall be required by applicable Requirements of Law (as determined in the good faith discretion of the applicable Withholding Agent) to deduct any Taxes from such payments, then (i) the applicable Withholding Agent shall make such deductions, (ii) the applicable Withholding Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Requirements of Law and (iii) if the Tax in question is an Indemnified Tax or Other Tax, the amount payable by the applicable Loan Party shall be increased as necessary so that after all required deductions have been made (including deductions applicable to additional amounts payable under this Section 2.17) the Lender (or, in the case of a payment received by the Administrative Agent for its own account, the Administrative Agent) receives an amount equal to the sum it would have received had no such deductions been made. 115 US-DOCS\115047431.4

(b) Without limiting the provisions of paragraph (a) above, the Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Requirements of Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (c) The Loan Parties shall indemnify the Administrative Agent and each Lender, within 10 days after demand therefor, for the full amount of any Indemnified Taxes and any Other Taxes payable or paid by, or required to be withheld or deducted from a payment to, the Administrative Agent or such Lender, as the case may be (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.17) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent) or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (d) As soon as practicable after any payment of any Taxes by a Loan Party to a Governmental Authority pursuant to this Section 2.17, such Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (e) Each Lender shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation prescribed by applicable Requirements of Law and such other documentation reasonably requested by the Borrower or the Administrative Agent (i) as will permit such payments to be made without, or at a reduced rate of, withholding or (ii) as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding sentence, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.17(e)(1), (2)(A)-(D), and (3) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Each Lender shall, whenever a lapse in time or change in circumstances renders such documentation obsolete, expired or inaccurate in any material respect, deliver promptly to the Borrower and the Administrative Agent updated or other appropriate documentation (including any new documentation reasonably requested by the Borrower or the Administrative Agent) or promptly notify the Borrower and the Administrative Agent in writing of its legal ineligibility to do so. Each Lender hereby authorizes the Administrative Agent to deliver to the Loan Parties and to any successor Administrative Agent any documentation provided by such Lender to the Administrative Agent pursuant to this Section 2.17. Without limiting the foregoing: (1) Each Lender that is a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) two executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding. 116 US-DOCS\115047431.4

(2) Each Lender that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code shall deliver to the Borrower and the Administrative Agent on or before the date on which it becomes a party to this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent) whichever of the following is applicable: (A) two executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor forms), as applicable, claiming eligibility for the benefits of an income tax treaty to which the United States is a party, establishing an exemption from, or reduction of, U.S. federal withholding Tax (i) pursuant to the “interest” article of such tax treaty with respect to payments of interest under any Loan Document and (ii) pursuant to the “business profits” or “other income” article of such tax treaty with respect to any other applicable payments under any Loan Document, (B) two executed copies of IRS Form W-8ECI (or any successor forms), (C) in the case of a Lender claiming the benefits of the exemption for portfolio interest under Section 871(h) or Section 881(c) of the Code, (x) two properly completed and duly signed certificates substantially in the form of Exhibit I-1, I-2, I-3 and I-4, as applicable, (any such certificate, a “U.S. Tax Compliance Certificate”) and (y) two executed copies of IRS Form W-8BEN or IRS Form W-8BEN-E (or any successor forms), as applicable, (D) to the extent a Lender is not the beneficial owner (for example, where the Lender is a partnership or a participating Lender), two executed copies of IRS Form W-8IMY (or any successor forms) of the Lender, accompanied by an IRS Form W-8ECI, IRS Form W-8BEN, IRS Form W-8BEN-E, U.S. Tax Compliance Certificate, IRS Form W-9, or any other required information (or any successor forms) from each beneficial owner that would be required under this Section 2.17(e) if such beneficial owner were a Lender, as applicable (provided that, if the Lender is a partnership for U.S. federal income tax purposes (and not a participating Lender) and one or more direct or indirect partners are claiming the portfolio interest exemption, the U.S. Tax Compliance Certificate may be provided by such Lender on behalf of such direct or indirect partner(s)), or (E) two executed copies of any other form prescribed by applicable U.S. federal income tax laws as a basis for claiming a complete exemption from, or a reduction in, U.S. federal withholding tax on any payments to such Lender under the Loan Documents, together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made. (3) If a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall 117 US-DOCS\115047431.4 deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA to determine whether such Lender has or has not complied with such Lender’s obligations under FATCA and to determine the amount, if any, to deduct and withhold from such payment. Solely for purposes of this clause (3), “FATCA” shall include any amendments made to FATCA after the Effective Date. (4) The Administrative Agent shall deliver to the Borrower, on or prior to the Closing Date (or, in the case of a successor Administrative Agent, on or before the date on which it becomes the Administrative Agent), a properly completed and executed Internal Revenue Service Form W-8IMY (indicating “Qualified Intermediary” or U.S. branch status) or Internal Revenue Service Form W-9, as applicable. Notwithstanding any other provisions of this paragraph (e), a Lender shall not be required to deliver any form or other documentation that such Lender is not legally eligible to deliver. (f) If the Administrative Agent or a Lender determines in its sole discretion exercised in good faith that it has received a refund of any Indemnified Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent or such Lender, agrees promptly to repay the amount paid over to the Borrower pursuant to this Section 2.17(f) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. The Administrative Agent or such Lender, as the case may be, shall, at the Borrower’s request, provide the Borrower with a copy of any notice of assessment or other evidence of the requirement to repay such refund received from the relevant taxing authority (provided that the Administrative Agent or such Lender may delete any information therein that the Administrative Agent or such Lender deems confidential). Notwithstanding anything to the contrary, (i) in no event with the Administrative Agent or any Lender be required to pay any amount pursuant to this paragraph (f) the payment of which would place the administrative Agent or Lender, as applicable, in a less favorable net after-Tax position than the Administrative Agent or Lender would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid and (ii) this Section 2.17(f) shall not be construed to require the Administrative Agent or any Lender to make available its Tax returns (or any other information relating to Taxes which it deems confidential to any Loan Party or any other Person). (g) Each party’s obligations under this Section 2.17 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, or the consummation of the transactions contemplated hereby, the repayment, satisfaction or discharge of 118 US-DOCS\115047431.4 all obligations under any Loan Document, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. (h) For purposes of this Section 2.17 and the indemnity set forth in Article 8, the term “Lender” shall include any Issuing Bank and the Swingline Lender and “applicable Requirements of Law” shall include FATCA. SECTION 2.18 Payments Generally; Pro Rata Treatment; Sharing of Setoffs. (a) The Borrower shall make each payment required to be made by it under any Loan Document (whether of principal, interest, fees, or reimbursement of LC Disbursement of amounts payable under Section 2.15, 2.16 or 2.17, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 2:00 p.m., New York City time), on the date when due, in immediately available funds, without setoff or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to such account as may be specified by the Administrative Agent, except payments to be made directly to any Issuing Bank or the Swingline Lender shall be made as expressly provided herein and except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment (other than payments on the Eurocurrency Loans) under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day. If any payment on a Eurocurrency Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate for the period of such extension. All payments or prepayments of any Loan or LC Disbursement (or of interest thereon) and all other payments under each Loan Document, in each case, shall be made in Dollars. (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest, premiums and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest, premiums and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, premiums and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties. (c) Except as otherwise set forth in this Agreement or any other Loan Document, if any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans of a given Class or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans or participations in LC Disbursements or Swingline Loans and accrued interest thereon than the proportion received by any other Lender and such other Lender would have been entitled to be treated on a pro rata basis with such receiving Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans or participations in LC Disbursements or Swingline Loans of such other Lender at such time outstanding to the extent necessary 119 US-DOCS\115047431.4 so that the benefit of all such payments shall be shared by the Lenders entitled to such payment ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans or participations in LC Disbursements or Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest and (ii) the provisions of this paragraph shall not be construed to apply to (A) any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from existence of a Defaulting Lender), (B) any payment obtained by a Lender as consideration for any permitted assignment of or sale of a participation in any of its Loans, Commitments or participations in LC Disbursements or Swingline Loans to any assignee or participant, including any payment made or deemed made in connection with an Incremental Refinancing Facility or Sections 2.22 or 9.02 or (C) any disproportionate payment obtained by a Lender of any Class as a result of the extension by Lenders of the maturity date or expiration date of some but not all Loans or Commitments of that Class or any increase in the Applicable Rate in respect of Loans of Lenders that have consented to any such extension, including under Section 2.24. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable Requirements of Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation. (d) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), Section 2.05(e) or Section 2.05(f), Section 2.06(a) or Section 2.06(b), this Section 2.18 or Section 9.03(c), then the Administrative Agent may, in its discretion and in the order determined by the Administrative Agent (notwithstanding any contrary provision hereof), (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Section until all such unsatisfied obligations are fully paid and/or (ii) hold any such amounts in a segregated account as Cash Collateral for, and to be applied to, any future funding obligations of such Lender under any such Section. SECTION 2.19 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Loan Party is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17 or any event that gives rise to the operation of Section 2.23, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or its participation in any Letter of Credit affected by such event, or to assign and delegate its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment and delegation (i) would eliminate or reduce amounts payable pursuant to Section 2.15 or Section 2.17 or mitigate the applicability of Section 2.23, as the case may be, and (ii) would not subject such Lender to any unreimbursed cost or expense reasonably deemed by such Lender to be material and would not be inconsistent with the internal policies of, or otherwise be disadvantageous in any material economic, legal or regulatory respect to, such Lender. (b) If (i) any Lender requests compensation under Section 2.15 or gives notice under Section 2.23, (ii) the Borrower is required to pay any additional amount to any Lender or to any Governmental Authority for the account of any Lender pursuant to Section 2.17 or (iii) any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement and the other 120 US-DOCS\115047431.4

Loan Documents (other than its existing rights to payments pursuant to Section 2.15 or Section 2.17) to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment and delegation); provided that (A) the Borrower shall have received the prior written consent of the Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and if a Revolving Commitment is being assigned and delegated, each Issuing Bank and the Swingline Lender), which consents, in each case, shall not unreasonably be withheld or delayed, (B) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and unreimbursed participations in LC Disbursements and Swingline Loans, accrued but unpaid interest thereon, accrued but unpaid fees, if any, and all other amounts, if any, payable to it hereunder from the assignee or the Borrower, (C) the Borrower or such assignee shall have paid (unless waived) to the Administrative Agent the processing and recordation fee specified in Section 9.04(b)(ii) and (D) in the case of any such assignment resulting from a claim for compensation under Section 2.15, payments required to be made pursuant to Section 2.17 or a notice given under Section 2.23, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise (including as a result of any action taken by such Lender under paragraph (a) above), the circumstances entitling the Borrower to require such assignment and delegation cease to apply. Each party hereto agrees that an assignment required pursuant to this paragraph may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and that the Lender required to make such assignment need not be a party thereto. SECTION 2.20 Incremental Loans and Commitments. (a) The Borrower may at any time or from time to time (on one or more occasions) after the Amendment No. 1 Effective Date, with notice to the Administrative Agent, pursuant to an Incremental Facility Amendment (i) add one or more additional Classes of term loans or additional term loans of the same Class of any existing Class of term loans or increases of any existing Class of term loans (the “Incremental Term Loans”), (ii) increase the amount of the Revolving Commitments of any Class (each such increase, an “Incremental Revolving Commitment Increase”) or (iii) only as described in clause (ii) of the proviso to the succeeding sentence and constituting an Incremental Refinancing Facility, add one or more additional Classes of revolving credit commitments (the “Replacement Revolving Commitments” and, together with any Incremental Term Loans and Incremental Revolving Commitment Increases, the “Incremental Facilities” and the commitments in respect thereof, the “Incremental Commitments”)); provided that, subject to Section 1.08, at the time of the incurrence of any such Incremental Facility, (1) no Event of Default shall have occurred and be continuing or would result therefrom and (2) (x) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects or (y) in the case of any Permitted Acquisition or similar Investment, the Specified Representations shall be true and correct in all material respects (unless such representations relate to an earlier date, in which case, such representations shall have been true and correct in all materials respect as of such earlier date); provided that, if any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification shall be true and correct in all respects. Notwithstanding anything to contrary herein, the aggregate principal amount of the Incremental Facilities that can be incurred at any time shall not exceed the Incremental Cap at such time; provided that (i) Incremental Term Loans may be incurred without regard to the Incremental Cap, without regard to whether an Event of Default has occurred and is continuing and, without regard to the minimums set forth in the 121 US-DOCS\115047431.4 immediately succeeding sentence, to the extent that the Net Proceeds from such Incremental Term Loans on the date of incurrence of such Incremental Term Loans (or substantially concurrently therewith) are used to either (x) prepay Term Loans and related amounts in accordance with the procedures set forth in Section 2.11(e) or Section 2.11(f) as applicable, or (y) permanently reduce the Revolving Commitments, Other Revolving Commitments or Replacement Revolving Commitments and (ii) Replacement Revolving Commitments may be provided without regard to the Incremental Limit, without regard to whether a Default or an Event of Default has occurred and is continuing and without regard to the minimums set forth in the immediately succeeding sentence, to the extent that the existing Revolving Commitments, Other Revolving Commitments or other Replacement Revolving Commitments shall be permanently reduced by an amount equal to the aggregate amount of Replacement Revolving Commitments so provided (and any such Replacement Revolving Commitments shall be deemed to have been incurred pursuant to this proviso) (any Incremental Facility incurred for the purposes set forth in this proviso, an “Incremental Refinancing Facility”; the term loans under such Incremental Refinancing Facility, “Incremental Refinancing Term Loans”). Each Incremental Facility (other than as set forth in the preceding proviso) shall be in a minimum principal amount of $10,000,000 and integral multiples of $1,000,000 in excess thereof (unless the Borrower and the Administrative Agent otherwise agree); provided that such amount may be less than $10,000,000 if such amount represents all the remaining availability under the aggregate principal amount of Incremental Facilities set forth above. (b) (i) Any Incremental Facility shall rank equal in right of payment and security with the Initial Term Loans, the 2020 Incremental Term Loans, the 2021 Incremental Term Loans or Revolving Loans, as applicable, shall be secured only by all or a portion of the Collateral securing the Secured Obligations and shall not be incurred or guaranteed by any other Person which is not a Loan Party, (ii) except with respect to any Incremental Facility constituting a customary bridge facility, so long as the Indebtedness into which any such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (ii) and such conversion or exchange is subject only to conditions customary for similar conversions or exchanges and Incremental Facilities subject to Customary Escrow Provisions, the Incremental Term Loans shall not mature earlier than the applicable Latest Maturity Date, (iii) except with respect to any Incremental Facility constituting a customary bridge facility, so long as the Indebtedness into which any such customary bridge facility is to be converted or exchanged satisfies the requirements of this clause (iii) and such conversion or exchange is subject only to conditions customary for similar conversions or exchanges and Incremental Facilities subject to Customary Escrow Provisions, the Incremental Term Loans shall not have a shorter Weighted Average Life to Maturity than the Initial Term Loans or, the 2020 Incremental Term Loans or the 2021 Incremental Term Loans, as applicable, (iv) the Incremental Facilities shall have a maturity date (subject to clause (ii)), an amortization schedule (subject to clause (iii)), interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, AHYDO Catch-Up Payments, funding discounts, original issue discounts, currency types and denominations and prepayment terms and premiums as determined by the Borrower and the lenders of such applicable Incremental Facilities; provided that, in the case of any Incremental Term Loans that are not Incremental Refinancing Term Loans incurred after the Amendment No. 1 Effective Date, in the event that the Effective Yield for such Incremental Term Loans is greater than the Effective Yield for the Initial Term Loans, 2020 Incremental Term Loans, and/or the 20202021 Incremental Term Loans, as applicable, by more than 0.50% per annum, then the Applicable Rate for such Initial Term Loans, 2020 Incremental Term Loans and/or 20202021 Incremental Term Loans, as applicable, shall be increased to the extent necessary so that the Effective Yield for such Initial Term Loans, 2020 Incremental Term Loans and/or 20202021 Incremental Term Loans, as applicable, shall be equal to the Effective Yield with respect to such Incremental Term Loans minus 0.50% per annum (this proviso, the “MFN Adjustment”); (v) any mandatory prepayment (other than any scheduled amortization payment) of Incremental Term Loans shall be offered to be made on a pro rata basis with the Initial Term Loans, 2020 Incremental Term Loans and/or the 20202021 Incremental Term Loans, as applicable, except that the Borrower and 122 US-DOCS\115047431.4 the lenders providing the relevant Incremental Term Loans shall be permitted, in their sole discretion, to elect to prepay or receive, as applicable, any such prepayment on a less than pro rata basis (but not on a greater than pro rata basis) and (vi) the Incremental Term Loans may otherwise have terms and conditions different from those of the Initial Term Loans or, 2020 Incremental Term Loans and/or 2021 Incremental Term Loans, as applicable (including currency denomination; provided such currency is reasonably acceptable to the Administrative Agent); provided further that if such terms and conditions are not substantially consistent with the terms of the then-existing Initial Term Loans, 2020 Incremental Term Loans and/or 20202021 Incremental Term Loans, as applicable, except with respect to matters contemplated by clauses (i) – (v) above, such terms shall be (A) not materially more restrictive on Holdings, the Borrower and its Restricted Subsidiaries than those applicable to such then-existing Term Loans when taken as a whole (it being understood that, to the extent that any covenant or other provision is added for the benefit of any such Indebtedness, no consent shall be required by the Administrative Agent or any of the Lenders if such covenant or other provision is either (i) also added for the benefit of all Credit Facilities hereunder not constituting Incremental Term Loans or (ii) only applicable to periods after the Latest Maturity Date at the time of such incurrence) or (B) reasonably satisfactory to the Administrative Agent. (c) Any Incremental Revolving Commitment Increase shall be treated the same as the Class of Revolving Commitments being increased (including with respect to maturity date thereof) and shall be considered to be part of the Class of Revolving Credit Facility being increased (it being understood that, if required to consummate an Incremental Revolving Commitment Increase, the pricing, interest rate margins, rate floors and undrawn commitment fees on the Class of Revolving Commitments being increased may be increased for all applicable existing Revolving Lenders and additional upfront or similar fees may be payable to the lenders providing the Incremental Revolving Commitment Increase (without any requirement to pay such fees to any existing Revolving Lenders)). (d) The Replacement Revolving Commitments may only be incurred as an Incremental Refinancing Facility and (i) shall not mature earlier than the then-existing Latest Maturity Date and shall require no amortization or mandatory commitment reduction prior to the then-existing Latest Maturity Date, (ii) shall have interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, undrawn commitment fees, funding discounts, original issue discounts, currency types and denominations, prepayment terms and premiums and commitment reduction and termination terms as determined by the Borrower and the lenders of such commitments, (iii) shall contain borrowing, repayment and termination of Commitment procedures as determined by the Borrower and the lenders of such commitments, (iv) may include provisions relating to letters of credit, as applicable, issued thereunder, which issuances shall be on terms substantially similar (except for the overall size of such sub-facilities, the fees payable in connection therewith and the identity of the letter of credit issuer, as applicable, which shall be determined by the Borrower, the lenders of such commitments and the applicable letter of credit issuers and borrowing, repayment and termination of commitment procedures with respect thereto, in each case which shall be specified in the applicable Incremental Facility Amendment) to the terms relating to the Letters of Credit with respect to the applicable Class of Revolving Commitments or otherwise reasonably acceptable to the Administrative Agent and (v) may otherwise have terms and conditions different from those of the Revolving Credit Facility (including currency denomination); provided that except with respect to matters contemplated by clause (c) above and clauses (i)-(iv) of this clause (d), if any differences are not substantially consistent with the terms of the Revolving Credit Facility, such terms shall be not materially more restrictive on Holdings, the Borrower and its Restricted Subsidiaries than those applicable to the then-existing Revolving Credit Facility, as applicable, when taken as a whole (it being understood that, to the extent that any covenant or other provision is added for the benefit of any such Indebtedness, no consent shall be required by the Administrative Agent or any of the Lenders if such covenant or other provision is either (i) also added for 123 US-DOCS\115047431.4 the benefit of all Credit Facilities hereunder not constituting Replacement Revolving Commitments, or (ii) only applicable to periods after the Latest Maturity Date at the time of such incurrence) or reasonably satisfactory to the Administrative Agent. (e) [Reserved]. (f) Commitments in respect of Incremental Term Loans, Incremental Revolving Commitment Increases and Replacement Revolving Commitments shall become Commitments (or in the case of an Incremental Revolving Commitment Increase to be provided by an existing Lender with a Revolving Commitment, an increase in such Lender’s applicable Revolving Commitment) under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrower, each Lender or Additional Lender, if any, agreeing to provide such Commitment (it being agreed that any Person other than a Lender agreeing to provide such Commitment shall meet the requirements set forth in the definition of “Additional Lender”), and the Administrative Agent. Incremental Term Loans and loans under Incremental Revolving Commitment Increases and Replacement Revolving Commitments shall be a “Loan” for all purposes of this Agreement and the other Loan Documents. The Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary, in the reasonable opinion of the Administrative Agent and the Borrower, to effect the provisions of this Section 2.20 (including, without limitation, to (i) in connection with an Incremental Revolving Credit Commitment Increase, to reallocate Revolving Exposure on a pro rata basis among the relevant Revolving Credit Lenders, (ii) in connection with Classes of Incremental Term Loans, to extend the “prepayment premium” period for the benefit of any existing Class of Term Loans to the extent that such Class of Incremental Term Loans shall have the benefit of such longer or higher “prepayment premium” period, (iii) increase the Effective Yield of the applicable Class of Term Loans or amend the amortization applicable thereto or otherwise make changes to the extent necessary in order to ensure that any applicable Class of Incremental Term Loans are “fungible” with such existing Class of Term Loans; provided that any such amendment to the amortization applicable to any existing Class of Term Loans shall not result in the decrease of any amortization payment any Lender of such Class of Term Loans would have received prior to giving effect to such amendment, (iv) add or extend “soft call” or add or extend any other “call protection”, in either case, for the benefit of any existing Class of Term Loans) and (v) in connection with any incurrence of any Incremental Facility denominated in a currency other than Dollars, to add interest rate definitions and other currency provisions that are customarily included in agreements contemplating Borrowings or the execution of credit documents in any such currency. The effectiveness of any Incremental Facility Amendment and the occurrence of any credit event (including the making (but not the conversion or continuation) of a Loan and the issuance, increase in the amount, or extension of a Letter of Credit thereunder) pursuant to such Incremental Facility Amendment shall be subject to the satisfaction of such conditions as the parties thereto shall agree (subject to the foregoing provisions of this Section 2.20). The Loan Parties will use the proceeds of the Incremental Term Loans, Incremental Revolving Commitment Increases and Replacement Revolving Commitments for working capital and other general corporate purposes, including the financing of acquisitions permitted hereunder and other Investments, permitted Restricted Payments and any other purpose not prohibited by this Agreement. (g) Incremental Facilities may be provided by (x) any existing Lender (in its sole discretion), or (y) any Additional Lender, subject to the consent of (i) the Administrative Agent (not to be unreasonably withheld or delayed) if such consent would be required under Section 9.04 for assignments or participations of Term Loans, Revolving Loans or Commitments, as applicable, to the relevant Person 124 US-DOCS\115047431.4 and (ii) in the case of any Replacement Revolving Commitments or Incremental Revolving Commitment Increases, each Issuing Bank and the Swingline Lender. (h) Each Lender or Additional Lender providing a portion of any Incremental Facility shall execute and deliver to the Administrative Agent and the Borrower all such documentation (including the relevant Incremental Facility Amendment) as may be reasonably required by the Administrative Agent to evidence and effectuate such Incremental Facility. On the effective date of such Incremental Facility, each Additional Lender shall become a Lender for all purposes in connection with this Agreement. (i) The Lenders hereby irrevocably authorize the Administrative Agent to enter into any Incremental Facility Amendment and/or any amendment to any other Loan Document as may be necessary in order to establish new Classes or sub-Classes in respect of Loans or Commitments pursuant to this Section 2.20 and such technical amendments (including, without limitation, as set forth in clause (f) above) as may be necessary or appropriate in the reasonable opinion of the Administrative Agent and the Borrower in connection with the establishment of such new Classes or sub-Classes, in each case on terms consistent with this Section 2.20. (j) Notwithstanding anything to the contrary, this Section 2.20 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. SECTION 2.21 [Reserved]. SECTION 2.22 Defaulting Lenders. (a) General. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in Section 9.02. (ii) Reallocation of Payments. Subject to the last sentence of Section 2.11(f)(i), the last sentence of Section 2.11(f)(ii) and the last sentence of Section 2.11(g), any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise, and including any amounts made available to the Administrative Agent by that Defaulting Lender pursuant to Section 9.08), shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Administrative Agent hereunder; second, in the case of a Revolving Lender, to the payment on a pro rata basis of any amounts owing by that Defaulting Lender to each Issuing Bank and the Swingline Lender hereunder; third, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fourth, in the case of a Revolving Lender, if so determined by the Administrative Agent, Holdings and the Borrower, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders, the Issuing Banks or the Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, such Issuing Bank or the Swingline Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this 125 US-DOCS\115047431.4

Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is a payment of the principal amount of any Loans or LC Disbursements and such Lender is a Defaulting Lender under clause (a) of the definition thereof, such payment shall be applied solely to pay the relevant Loans of, or LC Disbursements owed to, as applicable, the relevant non-Defaulting Lenders on a pro rata basis prior to being applied pursuant to the other provisions of this Section 2.22(a)(ii). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to Section 2.05(j) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. That Defaulting Lender (x) shall not be entitled to receive or accrue any commitment fee pursuant to Section 2.12(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender) and (y) shall be limited in its right to receive Letter of Credit fees as provided in Section 2.12(f). (iv) Reallocation of Applicable Percentages to Reduce Fronting Exposure. During any period in which there is a Defaulting Lender, for purposes of computing the amount of the obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Swingline Loans and Letters of Credit pursuant to Section 2.04 and Section 2.05, the “Applicable Percentage” of each non-Defaulting Lender shall be computed without giving effect to the Revolving Commitment of that Defaulting Lender; provided that the aggregate obligation of each non-Defaulting Lender to acquire, refinance or fund participations in Letters of Credit and Swingline Loans shall not at any time exceed the positive difference, if any, of (1) the Revolving Commitment of that non-Defaulting Lender minus (2) the aggregate Revolving Exposure of that Lender. If the reallocation provided for in the preceding sentence cannot, or can only partially, be effected, the Borrower shall (A) first, prepay the portion of such Defaulting Lender’s Swingline Exposure that has not been reallocated and (B) second, cash collateralize for the benefit of the Issuing Banks the portion of such Defaulting Lender’s LC Exposure that has not been reallocated in accordance with the procedures set forth in Section 2.05(j) for so long as such unreallocated LC Exposure is outstanding. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and each Issuing Bank agree in writing in their sole discretion that a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), such Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held on a pro rata basis by the Lenders in accordance with their Applicable Percentages (without giving effect to Section 2.22(a)(iv)), whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the 126 US-DOCS\115047431.4 affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. SECTION 2.23 Illegality. If any Lender determines that any law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender to make, maintain or fund Loans whose interest is determined by reference to the Adjusted LIBO Rate, or to determine or charge interest rates based upon the Adjusted LIBO Rate, then, on notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make or continue Eurocurrency Loans or to convert ABR Loans to Eurocurrency Loans shall be suspended until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (x) the Borrower shall, upon three Business Days’ notice from such Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Eurocurrency Loans of such Lender to ABR Loans, either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Eurocurrency Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurocurrency Loans, and (y) if such notice asserts the illegality of such Lender determining or charging interest rates based upon the Adjusted LIBO Rate, the Administrative Agent shall, during the period of such suspension, compute the Alternate Base Rate applicable to such Lender without reference to the Adjusted LIBO Rate component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted LIBO Rate. Each Lender agrees to notify the Administrative Agent and the Borrower in writing promptly upon becoming aware that it is no longer illegal for such Lender to determine or charge interest rates based upon the Adjusted LIBO Rate. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted. SECTION 2.24 Loan Modification Offers. (a) The Borrower may at any time and from time to time request that all or a portion of each Term Loan of any Class (an “Existing Term Loan Class”) be converted or exchanged to extend the scheduled final maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of such Term Loans (any such Term Loans which have been so extended, “Extended Term Loans”) and to provide for other terms consistent with this Section 2.24. Prior to entering into any Loan Modification Agreement with respect to any Extended Term Loans, the Borrower shall provide written notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Existing Term Loan Class, with such request offered equally to all such Lenders of such Existing Term Loan Class) (a “Term Loan Extension Request”) setting forth the proposed terms of the Extended Term Loans to be established, which terms shall be similar to the Term Loans of the Existing Term Loan Class from which they are to be extended except that (w) the scheduled final maturity date shall be extended and all or any of the scheduled amortization payments of all or a portion of any principal amount of such Extended Term Loans may be delayed to later dates than the scheduled amortization of principal of the Term Loans of such Existing Term Loan Class (with any such delay resulting in a corresponding adjustment to the scheduled amortization payments reflected in Section 2.10 or in the Loan Modification Agreement or the Incremental Facility Amendment, as the case may be, with respect to the Existing Term Loan Class of Term Loans from which such Extended Term Loans were extended, in each case as more particularly set forth in Section 2.24(c) below), (x)(A) the interest rates (including through fixed interest rates), interest margins, rate floors, upfront fees, funding discounts, AHYDO Catch-Up Payments, original issue discounts, currency types and denominations and prepayment terms and premiums with respect to the Extended Term Loans may be different than those for the Term Loans of such Existing Term Loan Class and/or (B) additional fees and/or premiums may be payable to the Lenders providing such Extended Term Loans in addition to any of the items contemplated 127 US-DOCS\115047431.4 by the preceding clause (A), in each case, to the extent provided in the applicable Loan Modification Agreement, (y) subject to the provisions set forth in Section 2.11, the Extended Term Loans may have optional prepayment terms (including call protection and prepayment terms and premiums) and mandatory prepayment terms as may be agreed between Holdings, the Borrower and the Lenders thereof and (z) the Loan Modification Agreement may provide for other covenants and terms that apply to any period after the Latest Maturity Date. No Lender shall have any obligation to agree to have any of its Term Loans of any Existing Term Loan Class converted into Extended Term Loans pursuant to any Term Loan Extension Request. Any Extended Term Loans of any Extension Series shall constitute a separate Class of Term Loans from the Existing Term Loan Class of Term Loans from which they were extended. (b) The Borrower may at any time and from time to time request that all or a portion of the Revolving Commitments of any Class, the Extended Revolving Commitments of any Class and/or any Replacement Revolving Commitments (and, in each case, including any previously extended Revolving Credit Commitments and/or Replacement Revolving Commitments), existing at the time of such request (each, an “Existing Revolving Commitment” and any related revolving credit loans under any such facility, “Existing Revolving Loans”; each Existing Revolving Commitment and related Existing Revolving Loans together being referred to as an “Existing Revolving Class”) be converted or exchanged to extend the termination date thereof and the scheduled maturity date(s) of any payment of principal with respect to all or a portion of any principal amount of Existing Revolving Loans related to such Existing Revolving Commitments (any such Existing Revolving Commitments which have been so extended, “Extended Revolving Commitments” and any related revolving credit loans, “Extended Revolving Loans”) and to provide for other terms consistent with this Section 2.24. Prior to entering into any Loan Modification Agreement with respect to any Extended Revolving Commitments, the Borrower shall provide a notice to the Administrative Agent (who shall provide a copy of such notice to each of the Lenders of the applicable Class of Existing Revolving Commitments, with such request offered equally to all Lenders of such Class) (a “Revolving Credit Extension Request”) setting forth the proposed terms of the Extended Revolving Commitments to be established thereunder, which terms shall be similar to those applicable to the Existing Revolving Commitments from which they are to be extended (the “Specified Existing Revolving Commitment Class”) except that (w) all or any of the final maturity dates of such Extended Revolving Commitments may be delayed to later dates than the final maturity dates of the Existing Revolving Commitments of the Specified Existing Revolving Credit Commitment Class, (x)(A) the interest rates, interest margins, rate floors, upfront fees, funding discounts, AHYDO Catch-Up Payments, original issue discounts, currency types and denominations and prepayment terms and premiums with respect to the Extended Revolving Commitments may be different than those for the Existing Revolving Commitments of the Specified Existing Revolving Commitment Class and/or (B) additional fees and/or premiums may be payable to the Lenders providing such Extended Revolving Commitments in addition to or in lieu of any of the items contemplated by the preceding clause (A) and (y)(1) the undrawn revolving credit commitment fee rate with respect to the Extended Revolving Commitments may be different than those for the Specified Existing Revolving Commitment Class and (2) the Loan Modification Agreement may provide for other covenants and terms that apply to any period after the Latest Maturity Date; provided that, notwithstanding anything to the contrary in this Section 2.24 or otherwise, (I) the borrowing and repayment (other than in connection with a permanent repayment and termination of commitments) of the Extended Revolving Loans under any Extended Revolving Commitments shall be made on a pro rata basis with any borrowings and repayments of the Existing Revolving Loans of the Specified Existing Revolving Commitment Class (the mechanics for which may be implemented through the applicable Loan Modification Agreement and may include technical changes related to the borrowing and repayment procedures of the Specified Existing Revolving Commitment Class), (II) assignments and participations of Extended Revolving Commitments and Extended Revolving Loans shall be governed by the assignment and participation provisions set forth in Section 9.04 and (III) subject to the applicable limitations set forth in Section 2.08, permanent repayments of Extended 128 US-DOCS\115047431.4

Revolving Loans (and corresponding permanent reduction in the related Extended Revolving Commitments) shall be permitted as may be agreed between Holdings and the Borrower and the Lenders thereof. No Lender shall have any obligation to agree to have any of its Revolving Loans or Revolving Commitments of any Existing Revolving Class converted or exchanged into Extended Revolving Loans or Extended Revolving Commitments pursuant to any Loan Modification Offer. Any Extended Revolving Credit Commitments of any Extension Series shall constitute a separate Class of revolving credit commitments from Existing Revolving Commitments of the Specified Existing Revolving Credit Class and from any other Existing Revolving Commitments (together with any other Extended Revolving Commitments so established on such date). (c) The Borrower shall provide the applicable Loan Modification Offer to the Administrative Agent at least five Business Days (or such shorter period as the Administrative Agent may determine in its reasonable discretion) prior to the date on which Lenders under the Existing Class are requested to respond, and shall agree to such procedures, if any, as may be established by, or acceptable to, the Administrative Agent, in each case acting reasonably, to accomplish the purpose of this Section 2.24. Holdings and the Borrower may, at its election, specify as a condition to consummating any Loan Modification Agreement that a minimum amount (to be determined and specified in the relevant Loan Modification Offer in Holdings’ and the Borrower’s sole discretion and as may be waived by the Borrower) of Term Loans and/or Revolving Commitments (as applicable) of any or all applicable Classes be tendered. Any Lender (an “Extending Lender”) wishing to have all or a portion of its Term Loans, Revolving Commitments or Replacement Revolving Credit Commitments (or any earlier Extended Revolving Commitments) of an Existing Class subject to such Loan Modification Offer converted or exchanged into Extended Loans/Commitments shall notify the Administrative Agent (an “Extension Election”) on or prior to the date specified in such Loan Modification Offer of the amount of its Term Loans, Revolving Commitments and/or Replacement Revolving Commitments (and/or any earlier Extended Revolving Commitments) which it has elected to convert or exchange into Extended Loans/Commitments (subject to any minimum denomination requirements imposed by the Administrative Agent). In the event that the aggregate amount of Term Loans, Revolving Commitments and Replacement Revolving Commitments (and any earlier-extended Extended Revolving Commitments) subject to Extension Elections exceeds the amount of Extended Loans/Commitments requested pursuant to the Extension Request, Term Loans, Revolving Commitments, Replacement Revolving Commitments or earlier-extended Extended Revolving Commitments, as applicable, subject to Extension Elections shall be converted to or exchanged to Extended Loans/Commitments on a pro rata basis (subject to such rounding requirements as may be established by the Administrative Agent) based on the amount of Term Loans, Revolving Commitments, Replacement Revolving Commitments and earlier-extended Extended Revolving Commitments included in each such Extension Election or as may be otherwise agreed to in the applicable Loan Modification Agreement. Notwithstanding the conversion of any Existing Revolving Credit Commitment into an Extended Revolving Credit Commitment, unless expressly agreed by the holders of each affected Existing Revolving Credit Commitment of the Specified Existing Revolving Credit Commitment Class, such Extended Revolving Credit Commitment shall not be treated more favorably than all Existing Revolving Commitments of the Specified Existing Revolving Credit Commitment Class for purposes of the obligations of a Revolving Lender in respect of Swingline Loans under Section 2.04 and Letters of Credit under Section 2.05, except that the applicable Loan Modification Agreement may provide that the last day for issuing Letters of Credit may be extended and the related obligations to issue Letters of Credit may be continued (pursuant to mechanics to be specified in the applicable Loan Modification Agreement) so long as the applicable Issuing Bank has consented to such extensions (it being understood that no consent of any other Lender shall be required in connection with any such extension). 129 US-DOCS\115047431.4

(d) Extended Loans/Commitments shall be established pursuant to an amendment (a “Loan Modification Agreement”) to this Agreement (which, except to the extent expressly contemplated by the penultimate sentence of this Section 2.24(d) and notwithstanding anything to the contrary set forth in Section 9.02, shall not require the consent of any Lender other than the Extending Lenders with respect to the Extended Loans/Commitments established thereby) executed by the Loan Parties, the Administrative Agent and the Extending Lenders. In addition to any terms and changes required or permitted by Section 2.24(a), each Loan Modification Agreement in respect of Extended Term Loans shall amend the scheduled amortization payments pursuant to Section 2.10 or the applicable Incremental Facility Amendment or Loan Modification Agreement with respect to the Existing Class of Term Loans from which the Extended Term Loans were exchanged to reduce each scheduled installment scheduled to be repaid on any date for the Existing Class in the same proportion as the amount of Term Loans of the Existing Class is to be reduced pursuant to such Loan Modification Agreement (it being understood that the amount of any installment payable with respect to any individual Term Loan of such Existing Class that is not an Extended Term Loan shall not be reduced as a result thereof). In connection with any Loan Modification Agreement, the Borrower shall deliver an opinion of counsel reasonably acceptable to the Administrative Agent and addressed to the Administrative Agent and the applicable Extending Lenders (i) as to the enforceability of such Loan Modification Agreement, this Agreement as amended thereby, and such of the other Loan Documents (if any) as may be amended thereby (in the case of such other Loan Documents as contemplated by the immediately preceding sentence) and covering customary matters and (ii) to the effect that such Loan Modification Agreement, including the Extended Loans/Commitments provided for therein, does not breach or result in a default under the provisions of Section 9.02 of this Agreement. (e) Notwithstanding anything to the contrary contained in this Agreement, (A) on any date on which any Existing Term Loan Class or Class of Existing Revolving Commitments is converted or exchanged to extend the related scheduled maturity date(s) in accordance with paragraph (a) above (an “Extension Date”), (I) in the case of the existing Term Loans of each Extending Lender, the aggregate principal amount of such existing Term Loans shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Term Loans so converted or exchanged by such Lender on such date, and the Extended Term Loans shall be established as a separate Class of Term Loans (together with any other Extended Term Loans so established on such date) and (II) in the case of the Existing Revolving Credit Commitments of each Extending Lender under any Specified Existing Revolving Credit Commitment Class, the aggregate principal amount of such Existing Revolving Commitments shall be deemed reduced by an amount equal to the aggregate principal amount of Extended Revolving Commitments so converted or exchanged by such Lender on such date (or by any greater amount as may be agreed by the Borrower and such Lender), and such Extended Revolving Commitments shall be established as a separate Class of revolving credit commitments from the Specified Existing Revolving Credit Class and from any other Existing Revolving Commitments (together with any other Extended Revolving Commitments so established on such date) and (B) if, on any Extension Date, any Existing Revolving Loans of any Extending Lender are outstanding under the Specified Existing Revolving Credit Class, such Existing Revolving Loans (and any related participations) shall be deemed to be converted or exchanged to Extended Revolving Loans (and related participations) of the applicable Class in the same proportion as such Extending Lender’s Specified Existing Revolving Commitments to Extended Revolving Commitments of such Class. (f) In the event that the Administrative Agent determines in its sole discretion that the allocation of Extended Term Loans of a given Extension Series or the Extended Revolving Commitments of a given Extension Series, in each case to a given Lender was incorrectly determined as a result of manifest administrative error in the receipt and processing of an Extension Election timely submitted by such Lender in accordance with the procedures set forth in the applicable Loan Modification Agreement, 130 US-DOCS\115047431.4

then the Administrative Agent, Holdings, the Borrower and such affected Lender may (and hereby are authorized to), in their sole discretion and without the consent of any other Lender, enter into an amendment to this Agreement and the other Loan Documents (each, a “Corrective Loan Modification Agreement”) within 15 days following the effective date of such Loan Modification Agreement, as the case may be, which Corrective Loan Modification Agreement shall (i) provide for the conversion or exchange and extension of Term Loans under the Existing Term Loan Class or Existing Revolving Commitments (and related Revolving Exposure), as the case may be, in such amount as is required to cause such Lender to hold Extended Term Loans or Extended Revolving Commitments (and related revolving credit exposure) of the applicable Extension Series into which such other Term Loans or Commitments were initially converted or exchanged, as the case may be, in the amount such Lender would have held had such administrative error not occurred and had such Lender received the minimum allocation of the applicable Loans or Commitments to which it was entitled under the terms of such Loan Modification Agreement, in the absence of such error, (ii) be subject to the satisfaction of such conditions as the Administrative Agent, Holdings, the Borrower and such Lender may agree (including conditions of the type required to be satisfied for the effectiveness of a Loan Modification Agreement described in Section 2.24(d)), and (iii) effect such other amendments of the type (with appropriate reference and nomenclature changes) described in the penultimate sentence of Section 2.24(c). (g) No conversion or exchange of Loans or Commitments pursuant to any Loan Modification Agreement in accordance with this Section 2.24 shall constitute a voluntary or mandatory payment or prepayment for purposes of this Agreement. (h) If, in connection with any proposed Loan Modification Offer, any Lender declines to consent to such Loan Modification Offer on the terms and by the deadline set forth in such Loan Modification Offer (each such Lender, a “Non-Accepting Lender”) then the Borrower may, on notice to the Administrative Agent and the Non-Accepting Lender, replace such Non-Accepting Lender by causing such Lender to (and such Lender shall be obligated to) assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04) all of its interests, rights and obligations under this Agreement in respect of the Loans and Commitments of the applicable Class to one or more Eligible Assignees (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); provided that (A) any assignment pursuant to the terms of this Section 2.24(h) may be effected pursuant to an Assignment and Assumption executed by Holdings, the Borrower, the Administrative and the assignee, and the Non-Accepting Lender need not be party thereto, and (B) neither the Administrative Agent nor any Lender shall have any obligation to the Borrower to find a replacement Lender; provided further that (a) the applicable assignee shall have agreed to provide Loans and/or Commitments on the terms set forth in the applicable Loan Modification Agreement, (b) such Non-Accepting Lender shall have received payment of an amount equal to the outstanding principal of the Loans of the applicable Existing Class assigned by it pursuant to this Section 2.24(h), accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees), (c) unless waived, the Borrower or such Eligible Assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 9.04(b) and (d) such Non-Accepting Lender shall be entitled to any prepayment premiums or penalties from the Borrower to the extent a premium or penalty would be due in respect of a prepayment of Term Loans pursuant to Section 2.11. (i) Notwithstanding anything to the contrary, this Section 2.24 shall supersede any provisions in Section 2.18 or Section 9.02 to the contrary. 131 US-DOCS\115047431.4

ARTICLE III REPRESENTATIONS AND WARRANTIES Each of Holdings (solely with respect to Sections 3.01, 3.02, 3.03, 3.07, 3.08, 3.09, 3.12, 3.15 and 3.17) and the Borrower (solely as to itself and its respective Restricted Subsidiaries) represents and warrants to the Lenders that: SECTION 3.01 Organization; Powers. Each of Holdings, the Borrower and each Restricted Subsidiary is (a) duly organized, validly existing and (to the extent such concept exists in the relevant jurisdictions) in good standing under the laws of the jurisdiction of its organization, (b) has the corporate or other organizational power and authority to (i) carry on its business as now conducted and (ii) execute, deliver and perform its obligations under each Loan Document to which it is a party and (c) is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required, except in the case of clause (a) (other than with respect to the Borrower or any Loan Party that is a Significant Subsidiary), clause (b)(i) and clause (c), where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.02 Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by each of Holdings and the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Holdings, the Borrower or such Loan Party, as the case may be, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law. SECTION 3.03 Governmental Approvals; No Conflicts. The execution, delivery and performance of the obligations under the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents, (b) will not violate (i) the Organizational Documents of Holdings, the Borrower or any other Loan Party, or (ii) any Requirements of Law applicable to Holdings, the Borrower or any Restricted Subsidiary, (c) will not violate or result in a default under any indenture or other agreement or instrument that constitutes Material Indebtedness binding upon Holdings, the Borrower or any Restricted Subsidiary or their respective assets, or give rise to a right thereunder to require any payment, repurchase or redemption to be made by Holdings, the Borrower or any Restricted Subsidiary, or give rise to a right of, or result in, termination, cancellation or acceleration of any obligation thereunder, and (d) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any Restricted Subsidiary, except Liens created under the Loan Documents, except (in the case of each of clauses (a), (b)(ii) and (c)) to the extent that the failure to obtain or make such consent, approval, registration, filing or action, or such violation, default or right as the case may be, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. SECTION 3.04 Financial Condition; No Material Adverse Effect. (a) The Audited Financial Statements and Unaudited Financials (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly indicated therein and subject to year-end adjustments and the lack of accruals for taxes and the absence of footnotes, and (ii) fairly present in all material respects the consolidated financial position of the Target (or its predecessor, if applicable) and its consolidated subsidiaries as of the respective dates 132 US-DOCS\115047431.4 thereof and the consolidated results of their operations for the respective periods then ended in accordance with GAAP consistently applied during the periods referred to therein, except as otherwise expressly indicated therein and subject to year-end adjustments or the lack of accruals for taxes and the absence of footnotes. (b) The Pro Forma Financial Statements have been prepared in good faith, based on assumptions believed by the Borrower to be reasonable as of the date of delivery thereof, and present fairly in all material respects the estimated financial position of the Borrower and its Subsidiaries as if the Transactions had occurred as of the relevant date (in the case of any pro forma consolidated balance sheet) or at the beginning of such period (in the case of any pro forma statement of income or operations). (c) Since the Effective Date, there has been no Material Adverse Effect. SECTION 3.05 Properties. (a) The Borrower and each Restricted Subsidiary has good title to, or valid leasehold interests in, all its real and personal property material to its business (including the Mortgaged Properties, if any), (i) free and clear of all Liens except for Liens permitted by Section 6.02 and (ii) free of title defects except for defects in title that do not interfere with its ability to conduct its business as currently conducted or as proposed to be conducted or to utilize such properties for their intended purposes, in each case, except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (b) As of the Effective Date, Schedule 3.05 contains a true and complete list of the Material Real Property. SECTION 3.06 Litigation, Environmental and Labor Matters. (a) Except as set forth on Schedule 3.06, (i) there are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Restricted Subsidiary that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect and (ii) none of the Borrower or any Subsidiary has treated, stored, transported, Released or disposed of Hazardous Materials at or from any currently or formerly owned real property or facility relating to its business in a manner that could reasonably be expected to have a Material Adverse Effect. (b) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrower or any Restricted Subsidiary (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has, to the knowledge of the Borrower, become subject to any Environmental Liability, (iii) has received written notice of any claim with respect to any Environmental Liability or (iv) has, to the knowledge of the Borrower, any basis to reasonably expect that Holdings, the Borrower or any Restricted Subsidiary will become subject to any Environmental Liability. (c) Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, (a) there are no strikes or other labor disputes against Holdings, the Borrower or any Restricted Subsidiary pending or, to the knowledge of the Borrower, threatened in writing and (b) none of the Borrower or the Restricted Subsidiaries have been in 133 US-DOCS\115047431.4 violation of the Fair Labor Standards Act or any other Requirements of Law dealing with wage and hour matters. SECTION 3.07 Compliance with Laws. Each of Holdings, the Borrower and each Restricted Subsidiary is in compliance with all Requirements of Law (including Heath Care Laws and Data Protection Requirements) applicable to it or its property except, where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 3.08 Investment Company Status. None of Holdings, the Borrower or any other Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940, as amended from time to time. SECTION 3.09 Taxes. Except as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, Holdings, the Borrower and each Restricted Subsidiary (a) have timely filed or caused to be filed all Tax returns required to have been filed and (b) have paid or caused to be paid all Taxes required to have been paid (whether or not shown on a Tax return) including in their capacity as tax withholding agents, except any Taxes (i) that are not overdue by more than 30 days or (ii) that are being contested in good faith by appropriate proceedings; provided that Holdings, the Borrower or such Restricted Subsidiary, as the case may be, has set aside on its books adequate reserves therefor in accordance with GAAP. SECTION 3.10 ERISA; Foreign Pension Plans. (a) Except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, each Plan is in compliance with the applicable provisions of ERISA, the Code and other federal or state laws and regulations and each Foreign Pension Plan is in compliance with all applicable laws and regulations. (b) No ERISA Event has occurred and, except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, no ERISA Event is expected to occur. Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) neither any Loan Party nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 of ERISA with respect to a Multiemployer Plan and (ii) neither any Loan Party nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA. (c) As of the Effective Date, neither any Loan Party nor any ERISA Affiliate maintains, contributes to or has any liability (whether actual or contingent) with respect to any Plan, Multiemployer Plan or Foreign Pension Plan. (d) As of the Effective Date, no Loan Party is (i) an employee benefit plan subject to Part IV of Subtitle B of Title I of ERISA, (ii) a plan or account described in Section 4975 of the Code to which Section 4975 of the Code applies, or (iii) an entity deemed to hold “plan assets” (within the meaning of Section 3(42) of ERISA) of any such plans or accounts. SECTION 3.11 Disclosure. (a) The written information or written data (taken as a whole) heretofore or contemporaneously furnished by the Borrower, any of its Subsidiaries or any of their respective authorized representatives to any Agent or any Lender on or before the Effective Date (including all such 134 US-DOCS\115047431.4 information contained in the Loan Documents) for purposes of, or in connection with, this Agreement or any transaction contemplated hereby, is correct in all material respects and does not contain any untrue statement of material fact and does not omit to state any material fact necessary to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements so furnished from time to time); it being understood and agreed that for purposes of this Section 3.11, such information and data shall not include projections (including financial estimates, forecasts and other forward-looking information), pro forma financial information or information of a general economic or industry specific nature; provided that, with respect to projected and pro forma financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time of preparation and delivery; it being understood that such projected and pro forma financial information is as to future events and not to be viewed as facts, is subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower and the Restricted Subsidiaries, that no assurance can be given that any particular projections will be realized and that actual results during the period or periods covered by any such projections may differ from the projected results and such differences may be material. (b) As of the Closing Date, the information included in the Beneficial Ownership Certification with respect to any beneficial owner (as defined in the Beneficial Ownership Regulation) of the Borrower, is true and correct in all material respects to the best of the beneficial owner’s knowledge. SECTION 3.12 Subsidiaries. As of the Effective Date, Schedule 3.12 sets forth the name of, and the ownership interest of Holdings and each Subsidiary in, each Subsidiary. SECTION 3.13 Intellectual Property; Licenses, Etc.. Except as could not reasonably be expected to have a Material Adverse Effect, each of the Borrower and each Restricted Subsidiary owns, licenses or possesses the right to use, all of the rights to Intellectual Property that are reasonably necessary for the operation of its business as currently conducted, and, to the knowledge of the Borrower, without conflict with the rights of any Person. To the knowledge of the Borrower, the Borrower or each Restricted Subsidiary do not, in the operation of their businesses as currently conducted, infringe upon any Intellectual Property rights held by any Person except for such infringements, individually or in the aggregate, which could not reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the Intellectual Property owned by Holdings, the Borrower or any Restricted Subsidiary is pending or, to the knowledge of the Borrower, threatened in writing against the Borrower or any Restricted Subsidiary, which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. SECTION 3.14 Solvency. On the Effective Date, and after giving effect to the Transactions, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent. SECTION 3.15 Federal Reserve Regulations. No part of the proceeds of the Loans will be used, directly or indirectly, to purchase or carry any margin stock or to refinance any Indebtedness originally incurred for such purpose, or for any other purpose that entails a violation (including on the part of any Lender) of the provisions of Regulations U or X of the Board of Governors. SECTION 3.16 Security Interest in Collateral. Subject to the provisions of this Agreement (including, without limitation, the terms of the proviso to clause (f) of Section 4.01 and all Collateral delivered after the Effective Date pursuant to Section 5.12) and the other relevant Loan Documents, the Security Documents create legal, valid and enforceable Liens on all of the Collateral in favor of the Collateral Agent, for the benefit of itself and the other Secured Parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to 135 US-DOCS\115047431.4 general principles of equity, regardless of whether considered in a proceeding in equity or at law. Upon the satisfaction of the applicable Perfection Requirements, such Liens constitute perfected Liens (with the priority that such Liens are expressed to have under the relevant Security Documents) on the Collateral (to the extent such Liens are required to be perfected under the terms of the Loan Documents) securing the Secured Obligations, in each case as and to the extent set forth therein. SECTION 3.17 USA Patriot Act, OFAC and FCPA. (a) Holdings, the Borrower and the Subsidiaries will not use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, for the purpose of funding or financing (i) any activities of or business with any Person who is the target of applicable Sanctions, or in or with any country or territory that is the target of comprehensive Sanctions (as of the Effective Date, the Crimea region of Ukraine, Cuba, Iran, Syria, and North Korea) (each, a “Sanctioned Country”), or (ii) any other transaction that would constitute or give rise to a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor, lender or otherwise) of Sanctions. (b) Holdings, the Borrower and the Restricted Subsidiaries will not use the proceeds of the Loans (i) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of (A) the United States Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or (B) other anti-corruption laws applicable to the Borrower and the Restricted Subsidiaries, or (ii) in violation of Title III of the USA Patriot Act. (c) Each of Holdings, the Borrower and the Subsidiaries is in compliance in all material respects with applicable Sanctions. (d) Each of Holdings, the Borrower and the Restricted Subsidiaries is in compliance in (i) in all material respects with Title III of the USA Patriot Act and (ii) other than as could not reasonably be expected to result in a Material Adverse Effect, the FCPA. (e) None of the Loan Parties or the Subsidiaries or, to the knowledge of Holdings and the Borrower, any director, officer or employee of the Loan Parties or the Subsidiaries, is an individual or entity: (i) currently on OFAC’s list of Specially Designated Nationals and Blocked Persons; (ii) located, organized or resident in a Sanctioned Country; or (iii) that is otherwise the subject or target of Sanctions. ARTICLE IV CONDITIONS SECTION 4.01 Effective Date. The obligations of the Lenders to make Loans and of each Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions shall be satisfied (or waived in accordance with Section 9.02): (a) The Administrative Agent (or its counsel) shall have received from (i) a Responsible Officer of each of Holdings and the Borrower, (ii) each of the Administrative Agent and the Collateral Agent, (iii) each Lender, (iv) the Swingline Lender and (v) each Issuing Bank, either (x) a counterpart of this Agreement signed on behalf of such party or (y) written evidence satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart of this Agreement. 136 US-DOCS\115047431.4

(b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Collateral Agent and the Lenders and dated the Effective Date) of Simpson Thacher & Bartlett LLP, as special New York counsel for the Loan Parties. (c) The Administrative Agent shall have received a certificate of the Borrower, dated the Effective Date and substantially in the form of Exhibit J, confirming compliance with the condition set forth in Section 4.01(o)(ii). (d) The Administrative Agent shall have received a certificate of each Loan Party, dated the Effective Date, including or attaching a copy of (i) each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party executing the Loan Documents to which it is a party, (iii) resolutions of the Board of Directors of each Loan Party approving and authorizing the execution, delivery and performance of Loan Documents to which it is a party, certified as of the Effective Date by a Responsible Officer as being in full force and effect without modification or amendment, and (iv) a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation. (e) All fees required to be paid on the Effective Date, including pursuant to the Fee Letter and reasonable out-of-pocket expenses required to be paid on the Effective Date pursuant to the Commitment Letter, and with respect to expenses, to the extent invoiced at least three Business Days (as defined in the Merger Agreement) prior to the Effective Date (except as otherwise reasonably agreed by the Borrower), shall, upon the initial Borrowings under the Credit Facilities hereunder, have been, or will be substantially simultaneously, paid (which amounts may be offset against the proceeds of the Credit Facilities hereunder). (f) The Collateral and Guarantee Requirement shall have been satisfied; provided that, notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, to the extent any security interest in any Collateral is not or cannot be provided and/or perfected on the Effective Date (other than the pledge and perfection of the security interests (i) in the certificated Equity Interests, if any, of the Borrower and any wholly-owned Domestic Subsidiary of Holdings that is a Restricted Subsidiary and that is not an Immaterial Subsidiary (to the extent required by the Collateral and Guarantee Requirement); provided that, in the case of subsidiaries of the Target, to the extent the Borrower has used commercially reasonable efforts to procure the delivery thereof prior to the Effective Date, certificated Equity Interests of the subsidiaries of the Target will only be required to be delivered on the Effective Date pursuant to the terms set forth herein if such certificates are actually received from the Seller or the Target and (ii) in other assets pursuant to which a security interest may be perfected by the filing of a financing statement under the UCC but, for the avoidance of doubt, including the items described in clause (e) of the definition of the term “Collateral and Guarantee Requirement”) after the Borrower’s use of commercially reasonable efforts to do so or without undue burden or expense, then the provision and/or perfection of a security interest in such Collateral shall not constitute a condition to the initial Borrowing under the Credit Facilities to occur on the Effective Date and the Borrower agrees to deliver or cause to be delivered such documents and instruments, and take or cause to be taken such other actions as may be required to provide and/or perfect such security interests, with respect to any other Collateral (other than certificated Equity Interests of the Target or any wholly-owned material U.S. restricted subsidiary of the Target not delivered on the Effective Date, on or prior to the date that is five Business Days after the Effective Date, and with respect to any other such Collateral, on or prior to the 137 US-DOCS\115047431.4 date that is 90 days after the Effective Date or, in each case, such longer period of time as may be mutually agreed by the Collateral Agent and the Borrower, each acting reasonably. (g) Subject to the proviso in paragraph (f) above, each document (including any UCC (or similar) financing statement) required by any Security Document or under applicable Requirements of Law to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Security Document, shall be in proper form for filing, registration or recordation. (h) The Effective Date Refinancing shall have been consummated, or shall be consummated substantially simultaneously with the initial Borrowing under any of the Credit Facilities. (i) The Administrative Agent shall have received (i) the Audited Financial Statements, (ii) the Unaudited Financials, and (iii) the Pro Forma Financial Statements. (j) The Administrative Agent shall have received a certificate from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Borrower certifying that the Borrower and its Subsidiaries, on a consolidated basis after giving effect to the Transactions are Solvent. (k) The Administrative Agent and the Joint Bookrunners shall have received, at least three Business Days prior to the Effective Date, all documentation and other information about the Borrower and the Guarantors that shall have been reasonably requested by the Administrative Agent or the Joint Bookrunners in writing at least 10 Business Days prior to the Effective Date and that the Administrative Agent and the Joint Bookrunners reasonably determine is required by United States regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA Patriot Act, including, if the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to the Borrower. (l) The Equity Contribution shall have been made, or substantially simultaneously with the initial Borrowing under any of the Credit Facilities hereunder, shall be made, in at least the amount set forth in the definition thereof. (m) Between the Signing Date and the Effective Date, no Company Material Adverse Effect (as defined in the Merger Agreement as in effect on the Signing Date) shall have occurred. (n) The Acquisition shall have been consummated, or substantially simultaneously with, the Borrowing under any of the Credit Facilities hereunder, shall be consummated, in all material respects in accordance with the terms of the Merger Agreement, after giving effect to any modifications, amendments, supplements, consents, waivers or requests, other than those modifications, amendments, supplements, consents, waivers or requests (including the effects of any such requests) that are materially adverse to the interests of the Lenders or the Joint Lead Arrangers (including their affiliates with Commitments hereunder). (o) The (i) Specified Merger Agreement Representations shall be true and correct but only to the extent that Parent (or any of its affiliates) has the right (taking into account any applicable cure provisions) to terminate its (or its affiliates’) obligations under the Merger Agreement or decline to consummate the Acquisition (in each case in accordance with the terms thereof) as a result of a breach of such representation in the Merger Agreement and (ii) the Specified Representations shall be true and correct in all material respects on the Effective Date (unless such representations relate to an earlier date, in which case, such representations shall have been true and correct in all materials respect as of such 138 US-DOCS\115047431.4 earlier date); provided that, if any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, the definition thereof shall be the definition of Company Material Adverse Effect (as defined in the Merger Agreement) for purposes of the making or deemed making of such Specified Representation on, or as of, the Effective Date (or any date prior thereto). (p) The Administrative Agent shall have received a Borrowing Request. SECTION 4.02 Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of each Issuing Bank to issue, amend (other than an amendment in respect of a then outstanding Letter of Credit that does not increase the face amount thereof), renew or extend any Letter of Credit is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions; provided that, the following conditions shall not apply to (i) extensions of credit on the Effective Date (including any Letter of Credit being issued (or deemed issued) on the Effective Date), (ii) any Borrowings under any Incremental Facility, the conditions of which are set forth in Section 2.20 and (iii) any extensions of credit or Borrowings under Section 2.24: (a) The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as the case may be; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects on the date of such credit extension or on such earlier date, as the case may be. (b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as the case may be, no Default or Event of Default shall have occurred and be continuing. (c) The Administrative Agent or, if applicable, the Swingline Lender, shall have received a Borrowing Request in accordance with the requirements hereof or the Loan Parties shall have complied with the requirements of 2.05(b), as applicable. Each Borrowing (provided that a conversion or a continuation of a Borrowing shall not constitute a “Borrowing” for purposes of this Section) and each issuance, amendment, renewal or extension of a Letter of Credit after the Effective Date shall be deemed to constitute a representation and warranty by the Borrower on the date of the applicable Borrowing as to the matters specified in clauses (a) and (b) of this Section. ARTICLE V AFFIRMATIVE COVENANTS Until the Termination Date shall have occurred, each of Holdings (solely with respect to Sections 5.04, 5.05 and 5.12) and the Borrower covenants and agrees with the Lenders that: SECTION 5.01 Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent (for further distribution by the Administrative Agent to the Lenders): (a) commencing with the fiscal year ending December 31, 2019, as soon as available, but in any event within 120 days after the end of each fiscal year of the Borrower (or, in the case of the fiscal 139 US-DOCS\115047431.4 year ending December 31, 2019, 150 days), the audited consolidated balance sheet of the Borrower as at the end of such fiscal year, and the related audited consolidated statements of operations and consolidated statements of comprehensive income, consolidated statements of changes in members’ equity and consolidated audited statements of cash flows of the Borrower for such fiscal year, and related notes and related explanations thereto, setting forth in each case (other than the fiscal year ended December 31, 2019 (with respect to which for the avoidance of doubt, no comparative consolidated figures or reconciliation will be required)) in comparative form, the figures for the preceding fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards, without a qualification as to going concern as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) or as to the scope of the audit (other than, in each such case, (1) solely with respect to, or expressly resulting solely from, an upcoming maturity date within twelve (12) months under the documentation governing any Indebtedness, (2) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiaries or (3) any prospective breach of the Financial Maintenance Covenant), to the effect that such consolidated financial statements present fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of the end of and for such year on a consolidated basis in accordance with GAAP consistently applied; (b) commencing with the fiscal quarter ended September 30, 2019, as soon as available, but in any event within 45 days after the end of each fiscal quarter of each fiscal year of the Borrower (or, in the case of the fiscal quarters ending September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020, 60 days), the unaudited consolidated balance sheet of the Borrower as at the end of such fiscal quarter and the related unaudited consolidated statements of operations and unaudited consolidated statements of comprehensive income, unaudited consolidated statements of changes in members’ equity and consolidated unaudited statements of cash flows for such fiscal quarter and for the elapsed portion of the fiscal year ended with the last day of such fiscal quarter, and the related unaudited consolidated statement of cash flow for the portion of the fiscal year ended with the last day of such fiscal quarter, and setting forth in each case (other than for the quarterly periods ending September 30, 2019, December 31, 2019, March 31, 2020, June 30, 2020 and September 30, 2020 (with respect to which for the avoidance of doubt, no comparative consolidated figures or reconciliation will be required)) in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheets, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the consolidated financial position and consolidated results of operations and cash flows of the Borrower and its consolidated Subsidiaries as of the end of and for such fiscal quarter (except in the case of cash flows) and such portion of the fiscal year on a consolidated basis in accordance with GAAP consistently applied, subject to changes resulting from audit and normal year-end audit adjustments and to the absence of footnotes; (c) for any period in which a Subsidiary has been designated as an Unrestricted Subsidiary, simultaneously with the delivery of the financial statements referred to in clauses (a) and (b) above for such period, supplemental financial information necessary to eliminate the accounts of Unrestricted Subsidiaries from such consolidated financial statements; (d) not later than five Business Days after any delivery of financial statements under clause (a) or (b) above (excluding, in the case of clause (b) above, with respect to the fourth fiscal quarter of any year), a Compliance Certificate of a Financial Officer (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken 140 US-DOCS\115047431.4 with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 6.13 for such Test Period, (iii) setting forth reasonably detailed calculations in the case of financial statements delivered under clause (a) above, beginning with the financial statements for the fiscal year of the Borrower ending December 31, 2020, of Excess Cash Flow for such fiscal year and (iv) in the case of financial statements delivered under clause (a) above, setting forth a reasonably detailed calculation of the Net Proceeds received during the applicable period by or on behalf of the Borrower or any Subsidiary in respect of any Disposition/Casualty Prepayment Event and the portion of such Net Proceeds that has been invested or is intended to be reinvested in accordance with the first proviso in Section 2.11(c); (e) not later than five Business Days after any delivery of financial statements under clause (a) or (b) above (other than under clause (b) above, in respect of the fourth fiscal quarter of any year), a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter or such fiscal year; (f) not later than 120 days after the commencement of each fiscal year of the Borrower (or, in the case of the first fiscal year following the Effective Date, 150 days) occurring prior to an IPO, a detailed consolidated budget for the Borrower and its Subsidiaries for such fiscal year in a form customarily prepared by the Borrower; (g) promptly after the same become publicly available, copies of any annual, quarterly and other regular, material periodic and special reports (including on Form 10-K, 10-Q or 8-K) and registration statements which Holdings, the Borrower or any Restricted Subsidiary files with the SEC or any analogous Governmental Authority in any relevant jurisdiction (other than amendments to any registration statement (to the extent such registration statement, in the form it becomes effective, is delivered to the Administrative Agent for further delivery to the Lenders), exhibits to any registration statement and, if applicable, any registration statements on Form S-8 and other than any filing filed confidentiality with the SEC or any analogous Governmental Authority in any relevant jurisdiction); and (h) promptly following any request therefor, such other information (which may be in the form of an officer’s certificate) regarding the operations, business affairs and financial condition of the Borrower or any Restricted Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent on its own behalf or on behalf of any Lender may reasonably request in writing; provided that none of the Borrower or any of its Restricted Subsidiaries will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, (ii) in respect of which disclosure to the Administrative Agent or any Lender (or their respective representatives or contractors) is prohibited by law or any binding confidentiality agreement or (iii) is subject to attorney-client or similar privilege or constitutes attorney work product. Notwithstanding the foregoing, the obligations in clauses (a) and (b) of this Section 5.01 may be satisfied with respect to financial information of the Borrower and its Subsidiaries by furnishing (A) the Form 10-K or 10-Q (or the equivalent), as applicable, of the Borrower (or another Parent Entity) filed with the SEC or (B) the applicable financial statements of the Borrower (or any Parent Entity of the Borrower); provided that to the extent such information relates to a Parent Entity, such information is accompanied by consolidating information, which may be unaudited, that explains in reasonable detail the differences between the information relating to such Parent Entity and its consolidated subsidiaries, on the one hand, and the information relating to the Borrower and its consolidated Subsidiaries on a stand-alone basis, on the other hand, and to the extent such information is in lieu of information required to be provided under Section 5.01(a), such materials are accompanied by a report and opinion of Ernst & 141 US-DOCS\115047431.4

Young LLP or any other independent registered public accounting firm of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards, without any qualification related to going concern as defined by Statement on Accounting Standards AU-C Section 570 “The Auditor’s Consideration of an Entity’s Ability to Continue as a Going Concern” (or any similar statement under any amended or successor rule as may be adopted by the Auditing Standards Board from time to time) or as to the scope of the audit (other than (1) solely with respect to, or expressly resulting solely from, an upcoming maturity date within twelve (12) months under the documentation governing any Indebtedness, (2) the activities, operations, financial results, assets or liabilities of any Unrestricted Subsidiaries or (3) any prospective breach of the Financial Maintenance Covenant). Documents required to be delivered pursuant to Section 5.01 may be delivered electronically and if so delivered, shall be deemed to have been delivered on the earlier of the date (A) on which the Borrower posts such documents, or provides a link thereto, on the Borrower’s or one of its Affiliates’ website on the Internet or (B) on which such documents are posted on the Borrower’s behalf on Syndtrak or another website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) the Borrower shall deliver such documents to the Administrative Agent upon its reasonable request until a written notice to cease delivering such documents is given by the Administrative Agent and (ii) the Borrower shall notify the Administrative Agent (by telecopier or electronic mail) of the posting of any such documents and upon its reasonable request, provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. The Administrative Agent shall have no obligation to request the delivery of or maintain paper copies of the documents referred to above, and each Lender shall be solely responsible for timely accessing posted documents and maintaining its copies of such documents. The Borrower hereby acknowledges that (a) the Administrative Agent and/or the Joint Bookrunners will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Company Materials”) by posting the Company Materials on IntraLinks or another similar electronic system (the “Platform”) and (b) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material nonpublic information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will, upon the Administrative Agent’s reasonable request, use commercially reasonable efforts to identify that portion of the Company Materials that may be distributed to the Public Lenders and that (i) all such Company Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (ii) by marking Company Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, the Joint Bookrunners and the Lenders to treat such Company Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its respective Affiliates or its and their respective securities for purposes of United States federal and state securities laws (provided, however, that to the extent such Company Materials constitute Information, they shall be treated as set forth in Section 9.12); (iii) all Company Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information”; and (iv) the Administrative Agent and the Joint Bookrunners shall be entitled to treat any Company Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” 142 US-DOCS\115047431.4

Notwithstanding anything to the contrary in this Article V, and for the avoidance of doubt, anything disclosed, examined inspected or otherwise made available pursuant to this Article V shall be subject to the provisions of Section 9.12. SECTION 5.02 Notices of Material Events. Promptly after any Responsible Officer of the Borrower obtains actual knowledge thereof, the Borrower will furnish to the Administrative Agent (for distribution to each Lender through the Administrative Agent) written notice of the following: (a) the occurrence of any Default; and (b) (1) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or, to the knowledge of a Financial Officer or another senior executive officer of Holdings or the Borrower, affecting Holdings, the Borrower or any of its Restricted Subsidiaries or (2) the receipt of a written notice of an Environmental Liability or the occurrence of an ERISA Event, or liability with respect to a Foreign Pension Plan, in each case that could, individually or in connection with any other event or liability, reasonably be expected to result in a Material Adverse Effect. Each notice delivered under this Section shall be accompanied by a written statement of a Responsible Officer of Holdings or the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto. SECTION 5.03 Information Regarding Collateral. The Borrower will furnish to the Administrative Agent promptly after the occurrence thereof (and in any event within 60 days or such longer period as reasonably agreed to by the Administrative Agent) written notice of any change (i) in any Loan Party’s legal name (as set forth in its certificate of organization or like document), (ii) in the jurisdiction of incorporation or organization or the location of the chief executive office of any Loan Party or in the form of its organization or (iii) in any Loan Party’s organizational identification number to the extent that such Loan Party is organized or owns Mortgaged Property in a jurisdiction where an organizational identification number is required to be included in a UCC financing statement for such jurisdiction. SECTION 5.04 Existence; Conduct of Business. Each of Holdings and the Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to obtain, preserve, renew, and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks, trade names and all other Intellectual Property material to the conduct of its business, in each case (other than the preservation of the legal existence of Holdings and the Borrower) to the extent that the failure to do so could reasonably be expected to have a Material Adverse Effect; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03 or 6.06 or any Disposition permitted by Section 6.05. SECTION 5.05 Payment of Taxes, Etc. Each of Holdings and the Borrower will, and will cause each Restricted Subsidiary to, pay its obligations in respect of Taxes before the same shall become delinquent or in default, except (a) where the failure to make payment could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, or (b) for Taxes that are being contested in good faith by appropriate proceedings for which adequate reserves have been made in accordance with GAAP. SECTION 5.06 Maintenance of Properties. The Borrower will, and will cause each Restricted Subsidiary to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, except where the failure to do so could not 143 US-DOCS\115047431.4 reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. In the event of the Release or presence of any Hazardous Material on any real property of the Borrower or any Subsidiary, the Borrower and its Subsidiaries, upon discovery thereof, shall take all reasonable and necessary steps to initiate and expeditiously complete all response, corrective and other action required under Environmental Laws or by a Governmental Authority to mitigate and eliminate any related Environmental Liability, and shall keep the Administrative Agent informed of their actions and the results of such actions as the Administrative Agent shall reasonably request, except where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. SECTION 5.07 Insurance. The Borrower will, and will cause each Restricted Subsidiary to, maintain, with insurance companies that the Borrower believes (in the good faith judgment of the management of the Borrower) are financially sound and responsible at the time the relevant coverage is placed or renewed, insurance in at least such amounts (after giving effect to any self-insurance which the Borrower believes (in the good faith judgment of management of the Borrower) is reasonable and prudent in light of the size and nature of its business) and against at least such risks (and with such risk retentions) as the Borrower believes (in the good faith judgment of the management of the Borrower) are reasonable and prudent in light of the size and nature of its business; and will furnish to the Lenders, upon the reasonable written request from the Administrative Agent, information presented in reasonable detail as to the insurance so carried. Subject to Section 5.14, each such policy of insurance maintained by a Loan Party shall (i) in the case of any liability policies, name the Collateral Agent and the Secured Parties as additional insureds thereunder as its interests may appear and (ii) in the case of each casualty insurance policy (excluding any business interruption insurance, workers’ compensation policy or employee liability policy), contain an additional loss payable/mortgagee clause or endorsement that names Collateral Agent, on behalf of the Secured Parties, as an additional loss payee/mortgagee thereunder. If any portion of any Mortgaged Property subject to FEMA rules and regulations is at any time located in an area identified by FEMA (or any successor agency) as a Special Flood Hazard Area with respect to which flood insurance has been made available under the Flood Insurance Laws, then the Borrower shall, or shall cause the relevant Loan Party to, (i) maintain or cause to be maintained, flood insurance sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent evidence of such compliance, which evidence complies with applicable Flood Insurance Laws and rules and regulations promulgated pursuant thereto. SECTION 5.08 Books and Records; Inspection and Audit Rights; Lender call. (a) The Borrower will, and will cause each Restricted Subsidiary to, maintain proper books of record and account in which entries that are full, true and correct in all material respects and are in conformity with GAAP (or applicable local standards) consistently applied shall be made of all material financial transactions and matters involving the assets and business of Holdings, the Borrower or the Restricted Subsidiaries, as the case may be. The Borrower will, and will cause each Restricted Subsidiary to, permit any representatives designated by the Administrative Agent, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested; provided that, only the Administrative Agent on behalf of the Lenders may exercise visitation and inspection rights of the Administrative Agent and the Lenders under this Section 5.08 and the Administrative Agent shall not exercise such rights more often than one time during any calendar year absent the existence of an Event of Default, which visitation and inspection shall be at the reasonable expense of the Borrower; provided, further that (i) when an Event of Default exists and is continuing, the Administrative Agent (or any of its representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and upon reasonable advance notice and (ii) the Administrative Agent shall give the Borrower the opportunity 144 US-DOCS\115047431.4 to participate in any discussions with the Borrower’s independent public accountants. Notwithstanding anything to the contrary, none of Holdings, the Borrower or any Restricted Subsidiary will be required to disclose, permit the inspection, examination or making copies or abstracts of, or discussion of, any document, information or other matter (A) that constitutes non-financial trade secrets or non-financial proprietary information, (B) in respect of which disclosure to any Agent or any Lender (or their respective representatives or contractors) is prohibited by Requirements of Law or any binding confidentiality agreement or (C) that is subject to attorney-client or similar privilege or constitutes attorney work product. (b) At the request of the Administrative Agent and not more than once per calendar year, upon reasonable prior notice and in any event not earlier than after delivery of the narrative discussion under Section 5.01(e) for the prior year (beginning with the narrative discussion delivered with respect to the 2019 fiscal year), the Borrower shall host a conference call for the Lenders to discuss the performance of the Borrower and its Restricted Subsidiaries during the fiscal year most recently ended. SECTION 5.09 Compliance with Laws. The Borrower will, and will cause each Restricted Subsidiary to, comply with its Organizational Documents and all Requirements of Law (including Environmental Laws, ERISA, Health Care Laws and Data Protection Requirements) applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 5.10 Use of Proceeds and Letters of Credit. The proceeds of the Initial Term Loans, together with the Equity Contribution and cash on hand at Target and its Subsidiaries, to pay the Effective Date Refinancing, a portion of the Merger Consideration and the Transaction Costs. On and after the Effective Date, the proceeds of the Revolving Loans and Swingline Loans shall be used to finance the working capital needs and other general corporate purposes of the Borrower and its Subsidiaries (including for capital expenditures, working capital and/or purchase price adjustments, transactions fees and expenses (in each case, including in connection with the Merger), Permitted Acquisitions and other Investments, Restricted Payments and any other purposes not prohibited by the terms of the Loan Documents); provided that any borrowing of Revolving Loans on the Effective Date shall only be used for, and not exceed the amounts permitted by, the Permitted Initial Revolving Credit Borrowing Purposes. Letters of Credit may be issued (x) on the Effective Date in the ordinary course of business and to backstop, replace or otherwise provide credit support for any letters of credit outstanding immediately prior to the Effective Date under the Existing Credit Facility, and (y) after the Effective Date, for general corporate purposes of the Borrower and its Subsidiaries, and any other purpose not prohibited by the terms of the Loan Documents. The proceeds of (i) any Incremental Term Loans shall be used for working capital and/or general corporate purposes, Permitted Acquisitions and other Investments, Restricted Payments or such other purpose or purposes set forth in the applicable Incremental Facility Amendment and (ii) any Replacement Revolving Loans shall be used for working capital and/or general corporate purposes or such other purpose or purposes set forth in the applicable Incremental Facility Amendment. The proceeds of any Other Term Loans and Other Revolving Loans shall be used for the purposes set forth in Section 2.24 and the proceeds of any Credit Agreement Refinancing Indebtedness and Incremental Refinancing Indebtedness shall be applied among the Loans and any Incremental Facilities in accordance with the terms of this Agreement. The proceeds of the 2020 Incremental Term Loans made pursuant to Amendment No. 1 shall be used to finance the working capital needs and other general corporate purposes of the Borrower and its Subsidiaries (including for capital expenditures, working capital and/or purchase price adjustments, transactions fees and expenses, Permitted Acquisitions and other Investments, Restricted Payments and any other purposes not prohibited by the terms of the Loan Documents). The proceeds of the 2021 Incremental Term Loans made pursuant to Amendment No. 5 shall be used on Amendment No. 5 Effective Date to refinance in full 145 US-DOCS\115047431.4 all of the Initial Term Loans outstanding hereunder as of Amendment No. 5 Effective Date (immediately prior to giving effect to Amendment No. 5) and to pay fees and expenses related thereto. The Borrower will not use the proceeds of the Loans: (i) for the purpose of funding or financing (A) any activities of or business with any Person who is the target of applicable Sanctions, or in or with any Sanctioned Country or (B) any other transaction that would constitute or give rise to a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor, lender or otherwise) of Sanctions; or (ii) for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the FCPA. SECTION 5.11 Additional Subsidiaries. If any additional Restricted Subsidiary is formed or acquired after the Effective Date, including, without limitation, upon the formation of any Subsidiary that is a Divided Delaware LLC and is not otherwise an Excluded Subsidiary, the Borrower will, within 60 days (or such longer period as the Administrative Agent shall reasonably agree) after such newly formed or acquired Restricted Subsidiary is formed or acquired (unless such Subsidiary is an Excluded Subsidiary and not otherwise required under the Loan Documents), notify the Administrative Agent thereof, and all actions (if any) required to be taken with respect to such newly formed or acquired Subsidiary in order to satisfy the Collateral and Guarantee Requirement shall have been taken with respect to such Subsidiary, the assets of such Subsidiary and with respect to any Equity Interest in such Subsidiary owned by or on behalf of any Loan Party within 60 days after such formation or acquisition (or such longer period as the Administrative Agent shall reasonably agree); provided that any designation of an Unrestricted Subsidiary as a Restricted Subsidiary or any Restricted Subsidiary ceasing to be an Excluded Subsidiary shall constitute the formation or acquisition of a Restricted Subsidiary for purposes of this Section 5.11. SECTION 5.12 Further Assurances. (a) Each of Holdings and the Borrower will, and will cause each Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust, account control agreements and other documents), that may be required under any applicable law and that the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times, all at the expense of the Loan Parties. (b) If, after the Effective Date, any assets (including any Material Real Property) are acquired by the Borrower or any other Loan Party (including any acquisition of any material assets upon the formation of any Subsidiary that is a Divided Delaware LLC and is not otherwise an Excluded Subsidiary) or are owned by any Restricted Subsidiary on or after the time it becomes a Loan Party pursuant to Section 5.11 that are intended to be subject to the Liens created by any Security Document but are not so subject to a Lien thereunder (other than assets (i) constituting Collateral under a Security Document that have already become subject to the Lien created by such Security Document upon acquisition thereof or (ii) constituting Excluded Assets), the Borrower will promptly notify the Administrative Agent thereof, and, within 90 days after such acquisition (or such longer period as the Administrative Agent shall reasonably agree), the Borrower will cause such assets to be subjected to a Lien securing the Secured Obligations and will take and cause the other Loan Parties to take, such actions as shall be necessary and reasonably requested by the Administrative Agent and to satisfy the Collateral and Guarantee Requirement. 146 US-DOCS\115047431.4

(c) If, after the Effective Date, any deposit account, securities account or commodities account is opened or is held by the Borrower or any other Loan Party (including through any Permitted Acquisition or following the formation of any Subsidiary) and is not otherwise an Excluded Account, each of Holdings and the Borrower will, and will cause each Loan Party to, use commercially reasonable efforts to execute an Account Control Agreement to cause the Collateral and Guarantee Requirement to be and remain satisfied at all times. Notwithstanding the foregoing, the Loan Parties may close accounts (including Controlled Accounts) and/or open accounts (including Controlled Accounts) without the Administrative Agent’s consent, subject to the prompt execution and delivery to the Administrative Agent of an Account Control Agreement with respect to any account (other than any Excluded Account) established or acquired after the Effective Date. The Administrative Agent shall execute any requested and customary notice of termination to the account bank at which such Controlled Account has been maintained; provided that the Loan Parties provide to the Administrative Agent an Account Control Agreement for a replacement Controlled Account consistent with clause (e) of the definition of “Collateral and Guarantee Requirements”. For the avoidance of doubt, the Loan Parties may open or close Excluded Accounts at any time, without requirement of delivery of an Account Control Agreement. No notice of control may be issued by the Collateral Agent to the account bank under any Account Control Agreement unless an Event of Default is continuing. SECTION 5.13 [Reserved]. SECTION 5.14 Certain Post-Closing Obligations. (a) As promptly as practicable, and in any event within the time periods after the Effective Date specified in Schedule 5.14 or such later date as the Administrative Agent reasonably agrees to in writing, including to reasonably accommodate circumstances unforeseen on the Effective Date, Holdings, the Borrower and each other Loan Party, as applicable, shall deliver the documents or take the actions specified on Schedule 5.14 that would have been required to be delivered or taken on the Effective Date but for the proviso to Section 4.01(f), in each case except to the extent otherwise agreed by the Administrative Agent pursuant to its authority as set forth in the definition of “Collateral and Guarantee Requirement”. (b) Within 90 days after the Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), the Borrower shall perform or cause to be performed the actions referred to in paragraphs (e) and (f) of the definition of “Collateral and Guarantee Requirement.” SECTION 5.15 Designation of Subsidiaries. The Borrower may at any time after the Effective Date designate (or subsequently re-designate) any Restricted Subsidiary as an Unrestricted Subsidiary (other than any Subsidiary that owns, directly or indirectly, any Equity Interests of, or holds a Lien on, any Loan Party or any Restricted Subsidiary that is not being designated as an Unrestricted Subsidiary) or any Unrestricted Subsidiary as a Restricted Subsidiary; provided that immediately before and after giving effect to such designation on a pro forma basis, (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) the Total Net Cash Leverage Ratio would not exceed 7.00:1.00; provided further that to the extent that any Restricted Subsidiary owns, or holds exclusive licenses or rights to, any intellectual property that is material to the business and operations of the Borrower and the Restricted Subsidiaries (taken as a whole), no such Restricted Subsidiary may be designated as an Unrestricted Subsidiary. No Loan Party or any of its Restricted Subsidiaries shall transfer any ownership right, or exclusive license or right to, any intellectual property that is material to the business and operations of the Borrower and the Restricted Subsidiaries (taken as a whole) to any Unrestricted Subsidiary. The designation of any Restricted Subsidiary as an Unrestricted Subsidiary after the Effective Date shall constitute an Investment by the Borrower (or its applicable Restricted Subsidiary) 147 US-DOCS\115047431.4 therein at the date of designation in an amount equal to the Fair Market Value of the Borrower’s or the applicable Restricted Subsidiary’s investment therein. The designation of any Unrestricted Subsidiary as a Restricted Subsidiary shall constitute (x) the incurrence at the time of designation of any Investment, Indebtedness or Liens of such Subsidiary existing at such time, (y) a Return on any Investment by the Borrower or its applicable Restricted Subsidiary in Unrestricted Subsidiaries pursuant to the preceding sentence in an amount equal to the Fair Market Value at the date of such designation of the Borrower’s or its Subsidiary’s Investment in such Subsidiary, and (z) the formation or acquisition of a Restricted Subsidiary for purposes of Section 5.11. ARTICLE VI NEGATIVE COVENANTS Until the Termination Date shall have occurred, each of Holdings (solely with respect to Section 6.06) and the Borrower covenants and agrees with the Lenders that: SECTION 6.01 Indebtedness; Certain Equity Securities. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, incur or permit to exist any Indebtedness, except: (i) Indebtedness of the Borrower and the Restricted Subsidiaries under the Loan Documents (including any Indebtedness incurred pursuant to Section 2.20 or 2.24); (ii) Indebtedness (A) outstanding on the Effective Date; provided that Indebtedness with an outstanding principal amount in excess of $5,000,000 shall only be permitted under this clause (ii) if set forth on Schedule 6.01, and (B) any Permitted Refinancing thereof; (iii) Guarantees by the Borrower and the Restricted Subsidiaries in respect of Indebtedness of the Borrower or any Restricted Subsidiary otherwise permitted hereunder; provided that if the Indebtedness being Guaranteed is subordinated to the Loan Document Obligations, such Guarantee shall be subordinated to the Guarantee of the Loan Document Obligations on terms at least as favorable (as reasonably determined by the Borrower) taken as a whole, to the Lenders as those contained in the subordination of such Indebtedness; (iv) Indebtedness of the Borrower or any Restricted Subsidiary owing to the Borrower or any Restricted Subsidiary to the extent permitted by Section 6.04; provided that all such Indebtedness of any Loan Party owing to any Restricted Subsidiary that is not a Loan Party shall be subordinated to the Loan Document Obligations pursuant to the Intercompany Note or otherwise on terms (A) at least as favorable to the Lenders as those set forth in the form of Intercompany Note or (B) otherwise reasonably satisfactory to the Administrative Agent; (v) (A) Indebtedness (including Capital Lease Obligations) of the Borrower or any Restricted Subsidiary the proceeds of which are used to finance the acquisition, development, construction, repair, restoration, replacement, maintenance, upgrade, expansion or improvement of fixed or capital assets or other property (whether real or personal) (whether through the direct purchase of property or the Equity Interest of any person owning such property) or otherwise incurred in respect of Capital Expenditures; provided that such Indebtedness is incurred concurrently with or within 270 days after the applicable acquisition, development, construction, repair, restoration, replacement, maintenance, upgrade, expansion or improvement; provided further that, at the time of any such incurrence of Indebtedness and after giving pro forma effect 148 US-DOCS\115047431.4 thereto and to the use of the proceeds thereof, the aggregate principal amount of Indebtedness then outstanding under this clause (v)(A) shall not exceed an amount equal to the greater of (x) $10,000,000 and (y) 10.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered on or prior to such date pursuant to Section 5.01(a) or (b)) and (B) any Permitted Refinancing thereof; (vi) Indebtedness in respect of Swap Agreements Incurred in the ordinary course of business or consistent with past practice and, in each case, at the time entered into, not for speculative purposes; (vii) (A) Indebtedness of any Person that becomes a Restricted Subsidiary (or of any Person not previously a Restricted Subsidiary that is merged, consolidated or amalgamated with or into the Borrower or any Restricted Subsidiary) after the Effective Date as a result of an Acquisition Transaction or similar Investment permitted by this Agreement, or Indebtedness of any Person that is assumed by the Borrower or any Restricted Subsidiary in connection with an Acquisition Transaction or similar Investment or an acquisition of assets by the Borrower or such Restricted Subsidiary permitted by this Agreement; provided that (1) such Indebtedness is not incurred in contemplation of such Acquisition Transaction or similar Investment or acquisition of assets, (2) other than with respect to a Limited Condition Transaction in which case, compliance with this proviso shall be determined in accordance with Section 1.08, after giving pro forma effect to the assumption of such Indebtedness and the transactions consummated in connection therewith, no Event of Default shall have occurred and be continuing or would result therefrom, (3) such Indebtedness is only the obligation of the Person and/or Person’s subsidiaries that are acquired or that acquire the relevant assets and (4) at the time of such assumption thereof and after giving pro forma effect thereto, the aggregate principal amount of such Indebtedness shall not exceed the amount permitted by Section 6.01(a)(xxvi)(A)(II) as if such Indebtedness was Acquisition Debt, except that the limitation in clause (IV) of Section 6.01(a)(xxvi)(A)(II) shall not apply to Indebtedness assumed pursuant to this Section 6.01(a)(vii), and (B) any Permitted Refinancing thereof; (viii) Indebtedness in respect of Permitted Receivables Financings; provided that, at the time of incurrence of such Indebtedness (and without giving effect to the incurrence of any such Indebtedness and the use of proceeds thereof), the disposition of the Permitted Receivables Financing Assets pursuant to such Permitted Receivables Financings is permitted by Section 6.05(g)(B); (ix) Indebtedness representing deferred compensation to current and former officers, directors, managers, employees, consultants or independent contractors of the Borrower (and any Parent Entity) and the Restricted Subsidiaries incurred in the ordinary course of business; (x) Indebtedness consisting of unsecured promissory notes issued by any Loan Party to current or former officers, managers, consultants, independent contractors, directors and employees or their respective estates, successors, Immediate Family Members or distributees to finance the purchase or redemption of Equity Interests of the Borrower (or any Parent Entity) permitted by Section 6.08(a); (xi) (A) Indebtedness arising from an agreement providing for indemnification obligations, payment obligations in respect of any non-compete, consulting or similar arrangement, or obligations in respect of purchase price (including earnouts) or other similar 149 US-DOCS\115047431.4 adjustments incurred in an Acquisition Transaction or similar Investment permitted by this Agreement and any other Investment or any Disposition, in each case permitted under this Agreement and (B) Indebtedness arising from guaranties, letters of credit, bank guaranties, surety bonds, performance bonds or similar instruments securing the performance pursuant to any such agreement described in clause (A); (xii) Indebtedness consisting of obligations under deferred compensation or other similar arrangements incurred (A) in the ordinary course of business to current or former directors, officers, employees, members of management, managers and consultants of the Borrower (or any Parent Entity) and/or any Restricted Subsidiary and (B) in connection with the Transactions and any Permitted Acquisition or other Investment permitted hereunder; (xiii) Cash Management Obligations and other Indebtedness in respect of netting services, overdraft protections and similar arrangements and Indebtedness arising from the honoring of a bank or other financial institution of a check, draft or similar instrument drawn against insufficient funds, in each case in the ordinary course of business; (xiv) (A) Indebtedness of the Borrower or any Restricted Subsidiary; provided that at the time of the incurrence thereof and after giving pro forma effect thereto and the use of the proceeds thereof, the aggregate principal amount of Indebtedness then outstanding in reliance on this clause (xiv) shall not exceed the greater of (x) $12,500,000 and (y) 25.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) and (B) any Permitted Refinancing thereof; (xv) Indebtedness consisting of (A) the financing of insurance premiums, (B) take-or-pay obligations contained in supply arrangements or (C) Guarantees of the obligations of suppliers, customers, franchisees and licensees of the Borrower and the Restricted Subsidiaries, in each case in the ordinary course of business or consistent with past practice; (xvi) Indebtedness incurred by the Borrower or any Restricted Subsidiary in respect of letters of credit, bank guarantees, warehouse receipts, bankers’ acceptances, or similar instruments issued or created, or related to obligations or liabilities (other than Indebtedness) incurred in the ordinary course of business or consistent with past practice, including in respect of workers compensation claims, health, disability or other employee benefits or property, casualty or liability insurance or self-insurance or other reimbursement-type obligations regarding workers compensation claims; (xvii) obligations in respect of self-insurance and obligations in respect of performance, bid, appeal and surety bonds and performance, bankers acceptance facilities and completion guarantees, leases, government or trade contracts and similar obligations provided by the Borrower or any Restricted Subsidiary or obligations in respect of letters of credit, bank guarantees or similar instruments related thereto, in each case in the ordinary course of business or consistent with past practice; (xviii) Indebtedness comprising obligations in respect of take or pay contracts entered into the ordinary course of business or consistent with past practice; (xix) (A) Indebtedness (the Indebtedness incurred pursuant to this Section 6.01(a)(xix), the “Ratio Indebtedness”) of the Borrower or any Restricted Subsidiary; provided that at the time 150 US-DOCS\115047431.4 of the incurrence thereof and after giving pro forma effect thereto and the use of the proceeds thereof, the aggregate principal amount of Indebtedness outstanding in reliance on this clause (xix) shall not exceed the sum of (1) the Incremental Base Amount available at such time plus (2) additional unlimited amounts so long as after giving effect to the incurrence of such Ratio Indebtedness and the use of proceeds thereof, calculated on a pro forma basis as of the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) (but excluding from the computation thereof the proceeds of such Indebtedness) the Total Net Cash Leverage Ratio would not exceed 6.00:1.00; provided that (I) clauses (a), (b) and (c) of the Required Additional Debt Terms shall have been satisfied, (II) the aggregate principal amount of Ratio Indebtedness that is incurred by or secured by assets of Restricted Subsidiaries that are not Loan Parties, when combined with the aggregate principal amount of Acquisition Debt that has been incurred by Restricted Subsidiaries that are not Loan Parties and is outstanding in reliance on clause (ii) of the proviso to clause (a)(xxvi)(A), shall not exceed, at the time of incurrence thereof and after giving pro forma effect thereto and the use of the proceeds thereof, the greater of (x) $12,500,000 and (y) 25.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) as of such time and (III) subject to Section 1.08, no Event of Default shall have occurred and be continuing or would result therefrom; and (B) any Permitted Refinancing thereof; (xx) Indebtedness supported by a letter of credit issued in a principal amount not to exceed the face amount of such letter of credit; (xxi) Permitted Unsecured Refinancing Debt and any Permitted Refinancing thereof constituting Indebtedness of the Borrower or any other Loan Party; (xxii) Permitted Equal Priority Refinancing Debt and Permitted Junior Priority Refinancing Debt, and any Permitted Refinancing thereof constituting Indebtedness of the Borrower or any other Loan Party; (xxiii) (A) Indebtedness (the Indebtedness incurred pursuant to this Section 6.01(a)(xxiii), “Incremental Equivalent Debt”) of the Borrower or any other Loan Party consisting of (x) secured, subordinated or unsecured bonds, notes or debentures (which bonds, notes or debentures, if secured, may be secured by Liens on the Collateral having (or intended to have) a priority ranking junior to the Liens on the Collateral securing the Secured Obligations or (y) secured or unsecured loans (or commitments to provide loans or other extensions of credit) (which loans or commitments, if secured, may be secured by Liens on the Collateral having (or intended to have) a priority ranking junior to the Liens on the Collateral securing the Secured Obligations); provided that (1) the aggregate principal amount of all such Indebtedness incurred pursuant to this clause shall not exceed at the time of incurrence thereof and after giving pro forma effect to such incurrence and the use of proceeds thereof, the Incremental Cap at such time, (2) the Required Additional Debt Terms shall have been satisfied, 151 US-DOCS\115047431.4

(3) subject to Section 1.08, (A) no Event of Default shall have occurred and be continuing or would result therefrom, and (B) any Permitted Refinancing thereof. (xxiv) [Reserved]; (xxv) (A) Indebtedness of any Restricted Subsidiary that is not a Loan Party; provided that at the time of incurrence thereof and after giving pro forma effect thereto and the use of the proceeds thereof, the aggregate principal amount of Indebtedness incurred in reliance on this clause (a)(xxv)(A) then outstanding shall not exceed an amount equal to the greater of (x) $5,000,000 and (y) 10.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) and (B) any Permitted Refinancing thereof; (xxvi) (A) Indebtedness of the Borrower or any Restricted Subsidiary incurred to finance a Permitted Acquisition or similar Investment permitted by this Agreement (the Indebtedness incurred pursuant to this Section 6.01(a)(xxvi), “Acquisition Debt”); provided that (I) subject to Section 1.08, no Event of Default shall have occurred and be continuing or would result therefrom, (II) at the time of incurrence thereof and after giving pro forma effect thereto and the use of the proceeds thereof, the aggregate principal amount of Acquisition Debt incurred in reliance on this clause (xxvi) and then outstanding shall not exceed the sum of (A) the Incremental Base Amount available at such time plus (B) additional unlimited amounts so long as after giving effect to the incurrence of such Acquisition Debt and the use of proceeds thereof, calculated on a pro forma basis as of the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) (but excluding from the computation thereof the proceeds of such Indebtedness), the Total Net Cash Leverage Ratio would not exceed 6.00:1.00 calculated on a pro forma basis after giving effect to all other transactions consummated in connection therewith; (III) [reserved], (IV) the aggregate principal amount of Acquisition Debt that is incurred by or secured by the assets of Restricted Subsidiaries that are not Loan Parties, when combined with the aggregate principal amount of Ratio Indebtedness that has been incurred by Restricted Subsidiaries that are not Loan Parties and is outstanding in reliance on clause (III) of the second proviso to clause (a)(xix)(A), shall not exceed, at the time of incurrence thereof, and after giving pro forma effect thereto and the use of the proceeds thereof, the greater of (x) $12,500,000 and (y) 25.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such Indebtedness is incurred based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) as of such time, and (V) the Required Additional Debt Terms shall have been satisfied, 152 US-DOCS\115047431.4 and (B) any Permitted Refinancing thereof; (xxvii) commission advances from insurance carriers made in the ordinary course of business or consistent with past practice; (xxviii) [reserved]; (xxix) [reserved]; (xxx) Settlement Indebtedness; and (xxxi) all premiums (if any), interest (including post-petition interest), accretion or amortization of original issue discount, fees, expenses, charges and additional or contingent interest on obligations described in clauses (i) through (xxx) above. (b) The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, issue any Disqualified Equity Interests, except (x) Disqualified Equity Interests issued to and held by Holdings, the Borrower or any Restricted Subsidiary that is a direct or indirect wholly-owned subsidiary of the Borrower and (y) Disqualified Equity Interests issued after the Effective Date; provided that in the case of this clause (y) any such issuance of Disqualified Equity Interests shall be deemed to be an incurrence of Indebtedness and subject to the provisions set forth in Section 6.01(a). Notwithstanding anything to the contrary herein, for purposes of this Section 6.01, if any Indebtedness (or a portion thereof) would be permitted pursuant to one or more provisions described therein, the Borrower may divide, classify and reclassify such Indebtedness (or a portion thereof) (it being understood that any reclassification of such Indebtedness from a basket or other non-incurrence based exception to a ratio incurrence based exception shall require concurrent notice to the Administrative Agent), in any manner that complies with the covenants set forth in this Sections 6.01 so long as the Indebtedness (as so divided and/or reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such reclassification; provided that all Indebtedness outstanding under the Loan Documents (including any Indebtedness outstanding under any Incremental Refinancing Facility) incurred to Refinance (in whole or in part) such Indebtedness will be deemed to have been incurred in reliance only on the exception set forth in Section 6.01(a)(i). The accrual of interest, the accretion of accreted value and the payment of interest in the form of additional Indebtedness shall not be deemed to be an incurrence of Indebtedness for purposes of this Section 6.01. Notwithstanding anything to the contrary herein (and notwithstanding any division, classification or reclassification permitted by the foregoing paragraph), Indebtedness in respect of any receivables programs, securitizations, factoring facilities, any facilities or programs relating to Permitted Receivables Facility Assets and other similar facilities programs or arrangements may only be incurred pursuant to Section 6.01(a)(viii) above and may not be incurred or permitted pursuant to any other clause in this Section 6.01. In addition, for the avoidance of doubt, except to the extent incurred under Section 6.01(a)(i) or Section 6.01(a)(xxii), any Indebtedness permitted to be incurred hereunder and secured by the Collateral shall only be permitted to be secured by Liens on the Collateral that rank on a junior priority basis to the Secured Obligations. 153 US-DOCS\115047431.4

SECTION 6.02 Liens. The Borrower will not, nor will it permit any Restricted Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, except: (i) Liens created under the Loan Documents, including Liens securing Incremental Facilities; (ii) Permitted Encumbrances; (iii) Liens existing on the Effective Date (provided that Liens securing Indebtedness or obligations in excess of $5,000,000 shall only be permitted under this Section 6.02(iii) if set forth on Schedule 6.02) and any modifications, Refinancing, replacements, renewals or extensions thereof (or successive modifications, Refinancings, replacements, renewals or extensions) upon or in the same assets theretofor subject to such Lien other than (1) after-acquired property that is affixed or incorporated into the property covered by such Lien, (2) after-acquired property subject to a Lien securing Indebtedness permitted under Section 6.01, the terms of which Indebtedness require or include a pledge of after-acquired property (it being understood that such requirement shall not be permitted to apply to any property to which such requirement would have not have applied but for such acquisition) and (3) the proceeds and products thereof; (iv) Liens securing Indebtedness permitted under Section 6.01(a)(v); provided that (A) such Liens attach concurrently with or within 270 days after the acquisition, development, construction, repair, restoration, replacement, maintenance, upgrade, expansion or improvement (as applicable) of the property subject to such Liens, (B) such Liens do not at any time encumber any property other than the property financed by such Indebtedness, except for accessions and additions to such property, replacements thereof and customary security deposits, related contract rights and payment intangibles, and the proceeds and the products thereof, and any lease of such property (including accessions thereto) and the proceeds and products thereof and (C) with respect to Capital Lease Obligations, such Liens do not at any time extend to or cover any assets (except for accessions and additions to such assets, replacements and products thereof and customary security deposits, related contracts rights and payment intangibles, and the proceeds and products of such assets) other than the assets subject to such Capital Lease Obligations; provided further that individual financings of equipment provided by one lender may be cross collateralized to other financings of equipment provided by such lender; (v) leases, licenses, subleases or sublicenses (including the provisions of software or the licensing of other Intellectual Property rights) and terminations thereof granted to others that are entered into in the ordinary course of business or consistent with past practice or that do not interfere in any material respect with the business of the Borrower and the Restricted Subsidiaries, taken as a whole; (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (vii) Liens (A) of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection and (B) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of setoff) and that are within the general parameters customary in the banking industry; 154 US-DOCS\115047431.4

(viii) Liens (A) on cash advances or escrow deposits in favor of the seller of any property to be acquired in an Investment permitted pursuant to Section 6.04 to be applied against the purchase price for such Investment or otherwise in connection with any escrow arrangements with respect to any such Investment or any Disposition permitted under Section 6.05 (including any letter of intent or purchase agreement with respect to such Investment or Disposition) or (B) consisting of an agreement to Dispose of any property in a Disposition permitted under Section 6.05, in each case, solely to the extent such Investment or Disposition, as the case may be, would have been permitted on the date of the creation of such Lien; (ix) Liens on property of any Restricted Subsidiary that is not a Loan Party, which Liens secure Indebtedness of such Restricted Subsidiary that is not a Loan Party, in each case, to the extent such Indebtedness is non-recourse to any Loan Party and is permitted under Section 6.01(a)(xxv); (x) Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of any Loan Party (other than Holdings), Liens granted by a Restricted Subsidiary that is not a Loan Party in favor of a Restricted Subsidiary that is not a Loan Party and Liens granted by a Loan Party (other than Holdings) in favor of any other Loan Party (other than Holdings); (xi) Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a Restricted Subsidiary, in each case after the Effective Date; provided that (A) such Lien was not created in contemplation of such acquisition or such Person becoming a Restricted Subsidiary, (B) such Lien does not extend to or cover any other assets or property (other than the proceeds or products thereof and other than after-acquired property subject to a Lien securing Indebtedness and other obligations incurred prior to such time and which Indebtedness and other obligations are permitted under this Agreement that require or include, pursuant to their terms at such time, a pledge of after-acquired property, it being understood that such requirement shall not be permitted to apply to any property to which such requirement would not have applied but for such acquisition), and (C) the Indebtedness secured thereby is permitted under Section 6.01(a)(v) or (vii); (xii) any interest or title (and all encumbrances and other matters affecting such interest or title) of a lessor or sublessor, licensor or sublicensor or secured by a lessor’s or sublessor’s, licensor’s or sublicensor’s interest under leases (other than leases constituting Capital Lease Obligations), subleases, licenses, cross licenses or sublicenses entered into by the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with past practice, provided that any interest or title granted under any licenses, cross-licenses, or sublicenses is non-exclusive and does not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole; (xiii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale or purchase of goods by the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with past practice; (xiv) Liens deemed to exist in connection with Investments in repurchase agreements permitted under clause (e) of the definition of the term “Cash Equivalents”; (xv) Liens encumbering reasonable and customary initial deposits and margin deposits and similar Liens attaching to commodity trading accounts or other brokerage accounts 155 US-DOCS\115047431.4 incurred in the ordinary course of business or consistent with past practice and not for speculative purposes; (xvi) Liens that are contractual rights of setoff (A) relating to the establishment of depository relations with banks not given in connection with the incurrence of Indebtedness, (B) relating to pooled deposit or sweep accounts to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business or consistent with past practice of the Borrower or any Restricted Subsidiary or (C) relating to purchase orders and other agreements entered into with customers of the Borrower or any Restricted Subsidiary in the ordinary course of business or consistent with past practice; (xvii) ground leases in respect of real property on which facilities owned or leased by the Borrower or any Restricted Subsidiary are located and any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of Holdings or any Restricted Subsidiary; (xviii) Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto; (xix) Liens on the Collateral securing (A) Permitted Equal Priority Refinancing Debt, (B) Permitted Junior Priority Refinancing Debt and (C) Incremental Equivalent Debt; provided that (x) if any such Indebtedness is secured by Liens on the Collateral that rank (or are intended to rank) on an equal priority basis (but without regard to control of remedies) with the Liens on the Collateral securing the Secured Obligations, such Indebtedness shall be subject to an Intercreditor Agreement of the type described in clause (a) of the definition thereof providing that such Liens on the Collateral shall rank on an equal priority basis with Liens on the Collateral securing the Secured Obligations; provided, that no such Indebtedness under this clause (x) shall include Permitted Junior Priority Refinancing Debt or Incremental Equivalent Debt and (y) if any such Indebtedness (which shall include any Permitted Junior Priority Refinancing Debt or any Incremental Equivalent Debt) is secured by the Liens on the Collateral that rank (or are intended to rank) on a junior basis to Liens on the Collateral securing the Secured Obligations, such Indebtedness shall be subject to an Intercreditor Agreement described in clause (b) of the definition thereof providing that the Liens on the Collateral shall rank on a junior basis to the Liens on the Collateral securing the Secured Obligations; the Administrative Agent and the Collateral Agent, with the consent of the Required Lenders (provided that if any such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents is posted to the Lenders three Business Days before being executed and the Required Lenders shall not have objected thereto, the Required Lenders shall be deemed to have agreed that the Administrative Agent’s and/or the Collateral Agent’s entry into such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents is reasonable and to have consented to such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents and the Administrative Agent’s and/or the Collateral Agent’s execution thereof), shall be authorized to negotiate, execute and deliver on behalf of the Secured Parties any Intercreditor Agreement or any amendment (or amendment and restatement) to the Security Documents or an Intercreditor Agreement to the extent necessary to effect the provisions contemplated by this Section 6.02(xix); (xx) other Liens; provided that at the time of incurrence of such Liens and the obligations secured thereby (after giving pro forma effect to any such obligations) the aggregate 156 US-DOCS\115047431.4 outstanding principal amount of obligations secured by Liens then outstanding in reliance on this clause (xx) shall not exceed the greater of (x) $12,500,000 and (y) 25.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date of such incurrence based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); provided further that, if such Liens are consensual Liens that are secured by the Collateral, then the holders of the Indebtedness or other obligations secured thereby (or a representative or trustee on their behalf) shall enter into an Intercreditor Agreement providing that the Liens on the Collateral securing such Indebtedness or other obligations shall rank junior to the Liens on the Collateral securing the Obligations, but in any event shall not be required to enter into a Intercreditor Agreement if such Liens are on Collateral consisting solely of Cash and Cash Equivalents that do not secure indebtedness for borrowed money; the Administrative Agent and the Collateral Agent, with the consent of the Required Lenders (provided that if any such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents is posted to the Lenders three Business Days before being executed and the Required Lenders shall not have objected thereto, the Required Lenders shall be deemed to have agreed that the Administrative Agent’s and/or the Collateral Agent’s entry into such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents is reasonable and to have consented to such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents and the Administrative Agent’s and/or the Collateral Agent’s execution thereof), shall be authorized to negotiate, execute and deliver on behalf of the Secured Parties any Intercreditor Agreement or any amendment (or amendment and restatement) to the Security Documents or an Intercreditor Agreement to the extent necessary to effect the provisions contemplated by this Section 6.02(xx); (xxi) Liens on cash and Cash Equivalents used to satisfy and discharge Indebtedness; provided such satisfaction and discharge is permitted hereunder; (xxii) Liens on Permitted Receivables Financing Assets or Liens on other assets granted pursuant to Standard Securitization Undertakings, in each case, incurred in connection with Permitted Receivables Financings; (xxiii) receipt of progress payments and advances from customers in the ordinary course of business to the extent the same creates a Lien on the related inventory and proceeds thereof; (xxiv) (i) Liens on Equity Interests of Joint Ventures securing capital contributions to, or obligations of, such Persons or pursuant to the relevant Joint Venture agreement or arrangement, (ii) customary rights of first refusal and tag, drag and similar rights in Joint Venture agreements and (iii) Liens solely on any cash earnest money deposits made by the Borrower or any of its Restricted Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder; (xxv) Liens in respect of Sale Leasebacks in each case on the assets or property sold and leased back in such Sale Leaseback; (xxvi) Liens on cash and Cash Equivalents arising in connection with the defeasance, discharge or redemption of Indebtedness for no longer than 60 days prior to such defeasance, discharge or redemption; (xxvii) Liens on cash or Cash Equivalents securing Swap Agreements in the ordinary course of business submitted for clearing in accordance with applicable Requirements of Law and 157 US-DOCS\115047431.4 that are not entered into for speculative purposes and Liens securing Indebtedness permitted under Section 6.01(a)(xiii); (xxviii) with respect to any Foreign Subsidiary, other Liens and privileges arising mandatorily by Requirements of Law; (xxix) Liens on real property that are not Mortgaged Properties (and not required to become Mortgaged Properties); (xxx) Liens securing Ratio Indebtedness permitted under Section 6.01(a)(xix), Incremental Equivalent Debt permitted under Section 6.01(a)(xxiii) and Acquisition Debt permitted under Section 6.01(a)(xxvi); provided that the holders of the Indebtedness or other obligations secured thereby (or a representative or trustee on their behalf) shall enter into an Intercreditor Agreement providing that the Liens on the Collateral securing such Indebtedness or other obligations shall rank junior to the Liens on the Collateral securing the Obligations; the Administrative Agent and the Collateral Agent, with the consent of the Required Lenders (provided that if any such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents is posted to the Lenders three Business Days before being executed and the Required Lender shall not have objected thereto, the Required Lenders shall be deemed to have agreed that the Administrative Agent’s and/or the Collateral Agent’s entry into such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents is reasonable and to have consented to such Intercreditor Agreement or amendment (or amendment and restatement) to the Security Documents and the Administrative Agent’s and/or the Collateral Agent’s execution thereof), shall be authorized to negotiate, execute and deliver on behalf of the Secured Parties any Intercreditor Agreement or any amendment (or amendment and restatement) to the Security Documents or an Intercreditor Agreement to the extent necessary to effect the provisions contemplated by this Section 6.02(xxx); (xxxi) Liens on Equity Interests of Unrestricted Subsidiaries; (xxxii) Liens on Cash Collateral granted in favor of any Lender and/or Issuing Bank created as a result of any requirement or option to Cash Collateralize pursuant to this Agreement or any other Loan Document; (xxxiii) Settlement Liens; (xxxiv) Liens securing any Indebtedness incurred pursuant to Section 6.01(xxvii); and (xxxv) Liens on cash or Cash Equivalents securing Indebtedness permitted under Section 6.01(a)(xx) in an aggregate outstanding face amount not exceeding $5,000,000 at any time. Notwithstanding anything to the contrary herein, for purposes of this Section 6.02, if any Lien (or a portion thereof) would be permitted pursuant to one or more provisions described herein, the Borrower may divide and classify such Liens (or a portion thereof) in any manner that complies with this Section 6.02, and may later divide and reclassify any such Lien (it being understood that any reclassification of a Lien from a non-incurrence based exception to an incurrence based exception shall require concurrent notice to the Administrative Agent), so long as the Lien (as so divided and/or reclassified) would be permitted to be made in reliance on the applicable exception as of the date of such reclassification; provided that any Lien securing Indebtedness outstanding under the Loan Documents (including any Lien securing any Indebtedness incurred under an Incremental Refinancing Facility to Refinance (in whole or 158 US-DOCS\115047431.4 in part) such Indebtedness will be deemed to have been incurred in reliance only on the exception set forth in Section 6.02(i). SECTION 6.03 Fundamental Changes. (x) The Borrower will not, nor will it permit any Restricted Subsidiary to, merge into or consolidate or amalgamate with any other Person, or permit any Person to merge into or consolidate or amalgamate with it, or liquidate or dissolve, and (y) the Borrower and the Restricted Subsidiaries, taken as a whole, will not Dispose of (whether in one transaction or in a series of transactions) all or substantially all of the assets (whether now owned or hereafter acquired) of the Borrower and the Restricted Subsidiaries, taken as a whole, to or in favor of any Person (other than as part of the Transactions), except that: (a) any Restricted Subsidiary of the Borrower may merge, consolidate or amalgamate with (A) the Borrower; provided that the Borrower shall be the continuing or surviving Person or (B) one or more other Restricted Subsidiaries of the Borrower; provided that when any Subsidiary Loan Party is merging, consolidating or amalgamating with any other Restricted Subsidiary either (1) the continuing or surviving Person shall be a Subsidiary Loan Party or (2) if the continuing or surviving Person is not a Subsidiary Loan Party, the acquisition of such Subsidiary Loan Party by such surviving Restricted Subsidiary is permitted under Section 6.04; (b) any Restricted Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such action is in the best interests of the Borrower and the Restricted Subsidiaries, taken as a whole, and is not materially disadvantageous to the Lenders; (c) any Restricted Subsidiary may make a Disposition of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party (other than Holdings), then either (A) the transferee must be a Loan Party (other than Holdings), (B) to the extent constituting an Investment, such Investment must be an Investment in a Restricted Subsidiary that is not a Loan Party permitted by Section 6.04 or (C) to the extent constituting a Disposition to a Restricted Subsidiary that is not a Loan Party, such Disposition is for Fair Market Value and any promissory note or other non-cash consideration received in respect thereof is an Investment in a Restricted Subsidiary that is not a Loan Party permitted by Section 6.04; (d) the Borrower may merge, amalgamate or consolidate with any other Person (including any Subsidiary, but excluding Initial Holdings unless there is a Successor Holdings); provided that either (A) the Borrower shall be the continuing or surviving Person or (B) if the Person formed by or surviving any such merger, amalgamation or consolidation is not the Borrower (any such Person, the “Successor Borrower”), (1) the Successor Borrower shall be an entity organized or existing under the laws of the United States, any State thereof or the District of Columbia, (2) the Successor Borrower shall expressly assume all the obligations of the Borrower under this Agreement and the other Loan Documents to which the Borrower is a party pursuant to a supplement hereto and thereto in form and substance reasonably satisfactory to the Administrative Agent, (3) each Loan Party other than the Borrower, unless it is the other party to such merger, amalgamation or consolidation, shall have reaffirmed, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, that its Guarantee of, and grant of any Liens as security for, the Secured Obligations shall apply to the Successor Borrower’s obligations under this Agreement and (4) the Borrower shall have delivered to the Administrative Agent (for further distribution by the Administrative Agent to the Lenders) a certificate of a Responsible Officer and, if reasonably requested by the Administrative Agent, an opinion of counsel, each stating that such merger, amalgamation or consolidation complies with this Agreement; provided further that (x) if such merger, consolidation or amalgamation is with a Person that prior to such 159 US-DOCS\115047431.4 transaction is not a Loan Party or another Restricted Subsidiary, subject to Section 1.08, there is no continuing Event of Default that exists after giving effect to such merger, amalgamation or consolidation and (y) if the foregoing requirements are satisfied, the Successor Borrower will succeed to, and be substituted for, the Borrower under this Agreement and the other Loan Documents; provided further that the Borrower agrees to provide any documentation and other information about the Successor Borrower as shall have been reasonably requested in writing by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the USA Patriot Act; (e) The Borrower and its Subsidiaries may effect the formation, dissolution, liquidation or Disposition of any Subsidiary that is a Divided Delaware LLC, provided that upon formation of such Divided Delaware LLC, the Borrower has complied with Section 5.11, as applicable; (f) any Restricted Subsidiary may merge, consolidate or amalgamate with any other Person in order to effect an Investment permitted pursuant to Section 6.04; provided that the continuing or surviving Person shall be (or shall become) a Restricted Subsidiary, and shall have complied with the requirements of Sections 5.11 and 5.12; (g) the Borrower and its Restricted Subsidiaries may consummate the Acquisition and the Merger, related transactions contemplated by the Merger Agreement (and documents related thereto) and the Transactions; and (h) the Borrower and its Subsidiaries may undertake or consummate a Tax Restructuring; and (i) any Restricted Subsidiary may effect a merger, dissolution, liquidation consolidation or amalgamation to (1) effect a Disposition permitted pursuant to Section 6.05, (2) make an Investment permitted pursuant to Section 6.04 (other than clause (t) thereof) or (3) make a Restricted Payment permitted pursuant to Section 6.08 (other than clause (a)(ii) thereof). SECTION 6.04 Investments, Loans, Advances, Guarantees and Acquisitions. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, make or hold any Investment, except: (a) Investments in cash and Investments that are, at the time such Investment is made, Investments in Cash Equivalents; (b) loans or advances to present or former officers, directors, managers, members of management, consultants, independent contractors and employees of any Parent Entity, the Borrower and the Restricted Subsidiaries (i) for reasonable and customary business-related travel, entertainment, relocation and analogous ordinary business purposes, (ii) in connection with such Person’s purchase of Equity Interests in Holdings (or any other Parent Entity) (provided that the amount of such loans and advances made in cash to such Person shall be substantially contemporaneously used to purchase such Equity Interests and the proceeds of such loans and advances shall be substantially contemporaneously contributed to the Borrower in cash as common equity or Qualified Equity Interests as consideration for the purchase of such Equity Interests) and (iii) for purposes not described in the foregoing clauses (i) and (ii); provided that at the time of incurrence thereof and after giving pro forma effect thereto, the aggregate principal amount of all loans and advances then outstanding and made in reliance on this clause (iii) shall not exceed the greater of (x) $5,000,000 and (y) 7.5% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to such date of incurrence (measured as of the date such incurrence based 160 US-DOCS\115047431.4 upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); (c) Investments (i) by the Borrower or any Restricted Subsidiary in any Loan Party (other than Holdings), (ii) by any Restricted Subsidiary that is not a Loan Party in any other Restricted Subsidiary that is not a Loan Party and (iii) by the Borrower or any Restricted Subsidiary that is a Loan Party in any Restricted Subsidiary that is not a Loan Party (A) in connection with any series of substantially concurrent transactions that result in the proceeds of the intercompany Investments ultimately being invested in (or distributed to) the Borrower or a Restricted Subsidiary that is a Loan Party, (B) in connection with reorganizations and related activities related to tax planning; provided that either (1) such reorganizations or related activities are contemplated as of the Effective Date or (2) after giving pro forma effect to any such reorganization and related activities, the value of the Collateral, taken as a whole, and the value of the guarantees, taken as a whole, are not materially impaired (it being understood that the contribution of Equity Interests of any Foreign Subsidiary or FSHCO to a newly created Foreign Subsidiary or FSHCO shall be permitted without restriction), and (C) in addition to Investments made pursuant to the foregoing clauses (A) and (B), Investments (valued at the Fair Market Value of such Investments at the time such Investment is made) in an aggregate amount, measured at the time such Investment is made and after giving pro forma effect to such Investment, equal to the sum of (I) the greater of (x) $10,000,000 and (y) 10.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such Investment (measured as of the date such Investment based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), (II) the Available Equity Amount at such time that is Not Otherwise Applied and (III) the Available Amount at such time that is Not Otherwise Applied; provided that, in the case of this clause (III), (x) no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action) and (y) after giving pro forma effect to such Investment on a pro forma basis as of the last day of the Test Period most recently ended on or prior to such date of such Investment (measured as of the date such Investment is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), the Total Net Cash Leverage Ratio is less than or equal to 7.00:1.00; (d) Investments consisting of deposits, prepayments and/or other credits to suppliers in the ordinary course of business; (e) Investments consisting of extensions of trade credit and accommodation guarantees in the ordinary course of business or consistent with past practice; (f) Investments (i) existing on the Effective Date and any modification, replacement, renewal, reinvestment or extension thereof or (ii) contemplated on the Effective Date and any modification, replacement, renewal, reinvestment or extension thereof, provided that the amount of the original Investment permitted under this clause (f) is not increased except by the terms of such Investment to the extent, if applicable, set forth on Schedule 6.04(f) or as otherwise permitted by this Section 6.04, provided that (x) Investments in an amount in excess of $2,500,000 shall only be permitted under clause (f)(ii) if set forth on Schedule 6.04(f) and (y) the amount of the original Investment permitted under this clause (f) is not increased except by the terms of such Investment to the extent, if applicable, set forth on Schedule 6.04(f) or as otherwise permitted by this Section 6.04; (g) Investments in Swap Agreements permitted under Section 6.01; (h) promissory notes and other Investments (including non-cash consideration) received in connection with Dispositions permitted by Section 6.05; 161 US-DOCS\115047431.4

(i) Permitted Acquisitions; provided that the aggregate amount of Acquisition Consideration relating to all such Permitted Acquisitions made or provided by the Borrower or any Loan Party to acquire any Restricted Subsidiary that does not become a Loan Party or merge, consolidate or amalgamate into the Borrower or a Loan Party or any assets that shall not, immediately after giving pro forma effect to such Permitted Acquisition, be owned by the Borrower or a Loan Party, shall not exceed an aggregate amount, measured at the time such Investment is made and after giving pro forma effect to such Investment, equal to the sum of (i) the greater of (x) $12,500,000 and (y) 25.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such Investment or acquisition (measured as of the date such Investment or acquisition based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), (ii) the Available Equity Amount at such time that is Not Otherwise Applied and (iii) the Available Amount at such time that is Not Otherwise Applied; provided that, in the case of this clause (iii), (x) no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action) and (y) after giving pro forma effect to such Investment on a pro forma basis as of the last day of the Test Period most recently ended on or prior to such date of such Investment (measured as of the date such Investment is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), the Total Net Cash Leverage Ratio is less than or equal to 7.00:1.00; (j) obligations with respect to Guarantees provided by Holdings, the Borrower or any Restricted Subsidiary in respect of leases (other than Financing Lease Obligations) or of other obligations that do not constitute Indebtedness, in each case entered into in the ordinary course of business or consistent with past practice; (k) Investments in the ordinary course of business or consistent with past practice consisting of endorsements for collection or deposit and customary trade arrangements with customers; (l) Investments (including debt obligations and Equity Interests) (i) received in connection with the bankruptcy or reorganization of suppliers and customers, from financially troubled account debtors or in settlement of delinquent obligations of, or other disputes with, customers and suppliers or upon the foreclosure with respect to any secured Investment or other transfer of title with respect to any secured Investment, (ii) in satisfaction of judgments against other Persons, (iii) as a result of a foreclosure by the Borrower or any Restricted Subsidiary with respect to any secured Investment or other transfer of title with respect to any secured Investment in default and (iv) as a result of the settlement, compromise or resolution of (a) litigation, arbitration or other disputes or (b) obligations of trade creditors or customers that were incurred in the ordinary course of business or consistent with industry practice of the Borrower or any Restricted Subsidiary, including pursuant to any plan of reorganization or similar arrangement upon the bankruptcy or insolvency of any trade creditor or customer; (m) loans and advances to Holdings (or any other Parent Entity) in lieu of, and not in excess of the amount of (after giving effect to any other loans, advances or Restricted Payments in respect thereof), Restricted Payments to the extent permitted to be made to Holdings (or such other Parent Entity) in accordance with Section 6.08(a) (other than clause (ii) thereof); provided that any such loan or advance shall reduce the amount of such applicable Restricted Payments thereafter permitted under Section 6.08(a) by a corresponding amount (if the applicable provision of Section 6.08(a) contains a maximum amount); provided further that any conditions, if any, to the making of such Restricted Payment shall be satisfied; (n) additional Investments and other acquisitions; provided that at the time any such Investment or other acquisition is made and after giving pro forma effect thereto, the aggregate amount of such Investment or acquisition made in reliance on this clause (n) (including the aggregate amount of all 162 US-DOCS\115047431.4 consideration paid in connection with all other Investments and acquisitions made in reliance on this clause (n), whether in the form of Indebtedness assumed or otherwise), shall not exceed the sum of (A) (i) the greater of (x) $12,500,000 and (y) 25.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such Investment or acquisition (measured as of the date such Investment or acquisition based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), plus (ii) Investments in an aggregate amount not to exceed the portion, if any, of the Restricted Payment Amount, on the relevant date of determination that the Borrower elects to apply pursuant to this clause (ii), plus (iii) Investments in an aggregate outstanding amount not to exceed the portion, if any, of the Restricted Debt Payment Amount, on the relevant date of determination that the Borrower elects to apply pursuant to this clause (iii), plus (B) the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Investment; provided that, in the case of this clause (B), (x) no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action) and (y) after giving pro forma effect to such Investment on a pro forma basis as of the last day of the Test Period most recently ended on or prior to such date of such Investment (measured as of the date such Investment is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), the Total Net Cash Leverage Ratio is less than or equal to 7.00:1.00, plus (C) the Available Equity Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Investment; (o) [reserved]; (p) advances of payroll payments to employees, consultants or independent contractors or other advances of salaries or compensation to officers, managers, employees, consultants or independent contractors, in each case in the ordinary course of business or consistent with past practice; (q) Investments and other acquisitions to the extent that payment for such Investments is made with Qualified Equity Interests (excluding Cure Amounts) of Holdings or the Borrower (or any Parent Entity thereof); provided that such amounts used pursuant to this clause (q) shall not increase the Available Equity Amount; (r) (i) Investments of a Restricted Subsidiary acquired after the Effective Date or of a Person merged or consolidated with the Borrower or any Restricted Subsidiary in accordance with this Section and Section 6.03 after the Effective Date and (ii) Investments of an Unrestricted Subsidiary prior to the date on which such Unrestricted Subsidiary is designated a “Restricted Subsidiary”, in each case, to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger, amalgamation or consolidation or such designation and were in existence on the date of such acquisition, merger, amalgamation or consolidation or such designation; (s) Investments in the Borrower or any Restricted Subsidiary in connection with any Tax Restructuring; provided that, after giving effect to any such activities, the Guarantees of the Loans and the security interests of the Lenders in the Collateral, taken as a whole, would not be adversely impaired in any material respect; (t) Investments consisting of Indebtedness, Liens, fundamental changes, Dispositions and Restricted Payments permitted (other than by reference to this Section 6.04(t)) under Sections 6.01 (other than clause (a)(iii) thereof), 6.02, 6.03 (other than clause (i) thereof), 6.05 (other than clause (e) thereof) and 6.08, respectively; (u) [reserved]; 163 US-DOCS\115047431.4

(v) contributions to a “rabbi” trust for the benefit of employees, directors, consultants, independent contractors or other service providers of Holdings (or any other Parent Entity), the Borrower or any Restricted Subsidiary or other grantor trust subject to claims of creditors in the case of a bankruptcy of Holdings or the Borrower; (w) to the extent that they constitute Investments, purchases and acquisitions of inventory, supplies, materials or equipment or purchases, acquisitions, licenses or leases of other assets, Intellectual Property, or other rights, in each case in the ordinary course of business or consistent with past practice; (x) Investments in the form of debt or Equity Interests obtained in connection with the contribution, sale, or other transfer of Permitted Receivables Financing Assets made in connection with a Permitted Receivables Financing to the extent permitted by Section 6.05(g)(B); (y) Investments made in connection with the Transactions; (z) Investments (i) in Joint Ventures and Unrestricted Subsidiaries, or (ii) in any Restricted Subsidiary to enable such Restricted Subsidiary to make substantially concurrent Investments in Joint Ventures and Unrestricted Subsidiaries; provided that at the time any such Investment is made and after giving pro forma effect thereto, the aggregate outstanding amount of such Investments made in reliance on this clause (z) shall not exceed the sum of the greater of (x) $10,000,000 and (y) 20.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such Investment (measured as of the date such Investment based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); (aa) Investments in any Restricted Subsidiary or any Joint Venture in connection with intercompany cash management arrangement or related activities arising in the ordinary course of business; (bb) unfunded pension fund and other employee benefit plan obligations and liabilities to the extent that the same are permitted to remain unfunded under applicable Requirements of Law; (cc) Investments in Similar Business; provided that, at the time any such Investment is made and after giving pro forma effect thereto, the aggregate outstanding amount of such Investments made in reliance on this clause (cc) shall not exceed the greater of (x) $10,000,000 and (y) 20.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such Investment (measured as of the date such Investment based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); (dd) [reserved]; (ee) receivables owing to the Borrower or any Restricted Subsidiary, if created or acquired in the ordinary course of business or consistent with past practice; (ff) Investments (A) for utilities, security deposits, leases and similar prepaid expenses incurred in the ordinary course of business or consistent with past practice and (B) trade accounts created, or prepaid expenses accrued, in the ordinary course of business; (gg) Investments in the ordinary course of business in connection with Settlements; and (hh) any Investment made in GoHealth s.r.o. in an aggregate amount not exceeding in any fiscal year the following amounts corresponding to such fiscal year: $5,000,000 during the 2019 fiscal 164 US-DOCS\115047431.4 year, $10,000,000 during the 2020 fiscal year, $10,000,000 during the 2021 fiscal year, $10,000,000 during the 2022 fiscal year, $15,000,000 during the 2023 fiscal year, $15,000,000 during the 2024 fiscal year and $10,000,000 during the 2025 fiscal year. SECTION 6.05 Asset Sales. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to (i) sell, transfer, lease, license or otherwise dispose (including any disposition of property or assets to a Divided Delaware LLC pursuant to a Delaware LLC Division) of any asset, including any Equity Interest owned by it, or (ii) permit any Restricted Subsidiary to issue any additional Equity Interest in such Restricted Subsidiary (other than (A) issuing directors’ qualifying shares, nominal shares issued to foreign nationals to the extent required by applicable Requirements of Law, (B) issuing Equity Interests to the Borrower or any Restricted Subsidiary in compliance with Section 6.04(c) and (C) any non-wholly-owned Restricted Subsidiary issuing Equity Interests of such Subsidiary to each owner of Equity Interests of such Subsidiary ratably based on their relative ownership interests), in each case, having a Fair Market Value, in a single transaction or a series of related transactions, as of the date of such transaction(s) exceeding (x) $1,000,000, individually or (y) $2,500,000, in the aggregate in any fiscal year (each, a “Disposition”), except: (a) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, if made in good faith determination of the board of directors of the Borrower and/or in the ordinary course of business or consistent with past practice and Dispositions of property no longer used or useful, or economically practicable to maintain, in the conduct of the business of the Borrower and the Restricted Subsidiaries (including (i) allowing any registration or application for registration of any Intellectual Property that is no longer used or useful, or economically practicable to maintain, to lapse, go abandoned, or be invalidated or (ii) disposing of, discontinuing the use or maintenance of, abandoning, failing to pursue or otherwise allowing to lapse, expire, terminate or put into the public domain any of its Intellectual Property) if the Borrower determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business and does not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole; (b) Dispositions of inventory and other assets in the ordinary course of business or consistent with past practice (including on an intercompany basis); (c) Dispositions of property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property, or other assets of comparable or greater value or usefulness to the business or (ii) an amount equal to the Net Proceeds of such Disposition are promptly applied to the purchase price of such replacement property; (d) Dispositions of property to the Borrower or any Restricted Subsidiary; provided that if the transferor in such a transaction is a Loan Party, then either (i) the transferee must be a Loan Party (other than Holdings), (ii) to the extent constituting an Investment, such Investment must be an Investment in a Restricted Subsidiary that is not a Loan Party permitted by Section 6.04 or (iii) to the extent constituting a Disposition to a Restricted Subsidiary that is not a Loan Party, such Disposition is for Fair Market Value and any promissory note or other non-cash consideration received in respect thereof is an Investment in a Restricted Subsidiary that is not a Loan Party permitted by Section 6.04; (e) Dispositions permitted by Section 6.03, Investments permitted by Section 6.04 (other than clause (x) thereof), Restricted Payments permitted by Section 6.08 and Liens permitted by Section 6.02, in each case, other than by reference to this Section 6.05(e); 165 US-DOCS\115047431.4

(f) Dispositions of cash and/or Cash Equivalents and/or other assets that were Cash Equivalents when the relevant original Investment was made; (g) (A) sales, discounts of or forgiveness of customer delinquent notes or delinquent accounts receivable, notes receivable or other current assets in the ordinary course of business or consistent with industry practice or the conversion of delinquent accounts receivable to notes receivable or other dispositions of delinquent accounts receivable in connection with settlement, collection or compromise thereof and (B) Dispositions of Permitted Receivables Financing Assets pursuant to any Permitted Receivables Financing; provided that (x) the aggregate face amount of Permitted Receivables Financing Assets subject to a Disposition for a Permitted Receivables Financing shall not exceed, at the time of any such Disposition, $100,000,000 and (y) at the time of any such Disposition of Permitted Receivables Financing Assets, the Borrower and the Restricted Subsidiaries shall be in compliance, after giving pro forma effect to such Disposition or the use of proceeds thereof, with a Contract Asset Balance Coverage Ratio (determined excluding from the Contract Asset Balance Coverage Ratio, the Permitted Receivables Financing Assets so Disposed) that is no less than 2.00:1.00 as of the last day of the Test Period most recently ended on or prior to such date of such Disposition (measured as of the date such Disposition is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); (h) leases, subleases, licenses or sublicenses, in each case in the ordinary course of business or consistent with past practice or that do not materially interfere with the business of the Borrower and the Restricted Subsidiaries, taken as a whole; (i) transfers or other Dispositions of property subject to Casualty Events upon receipt of the Net Proceeds of such Casualty Event; (j) Dispositions of other assets or property (including the sale or issuance of Equity Interests in a Restricted Subsidiary) not otherwise permitted under this Section 6.05; provided that (i) such Disposition is made for Fair Market Value, (ii) with respect to any Disposition pursuant to this clause (j) for a purchase price in excess of the greater of (x) $1,000,000 and (y) 2.5% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such Disposition based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b), for any transaction or series of related transactions the Borrower or any Restricted Subsidiary shall receive not less than 75.0% of such consideration in the form of cash or Cash Equivalents; provided, however, that for the purposes of this clause (ii), (A) any liabilities (as shown on the most recent balance sheet of the Borrower provided hereunder or in the footnotes thereto) of the Borrower or such Restricted Subsidiary, other than liabilities that are by their terms subordinated in right of payment to the Loan Document Obligations, that (1) are assumed by the transferee with respect to the applicable Disposition or (2) are otherwise cancelled or terminated in connection with the transaction with such transferee, and for which the Borrower and its Restricted Subsidiaries shall have been validly released by all applicable creditors in writing, shall be deemed to be cash, (B) any securities received by the Borrower or such Restricted Subsidiary from such transferee that are converted by the Borrower or such Restricted Subsidiary into cash or Cash Equivalents (to the extent of the cash or Cash Equivalents received) within 180 days following the closing of the applicable Disposition, shall be deemed to be cash and (C) any Designated Non-Cash Consideration received by the Borrower or such Restricted Subsidiary in respect of such Disposition having an aggregate Fair Market Value, taken together with all other Designated Non-Cash Consideration received pursuant to this clause (j) that is at that time outstanding, not in excess (at the time of receipt of such Designated Non-Cash Consideration) of the greater of (x) $1,000,000 and (y) 2.5% of Consolidated Total Assets for the Test Period most recently ended on or prior to the date of such Disposition (measured as of the date such Disposition is made based upon the 166 US-DOCS\115047431.4 financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)) (net of any Designated Non-Cash Consideration converted into cash or Cash Equivalents), with the Fair Market Value of each item of Designated Non-Cash Consideration being measured at the time received and without giving effect to subsequent changes in value, shall be deemed to be cash, and (iii) the Net Proceeds of such Disposition shall be applied and/or reinvested as (and to the extent) required by Section 2.11(c); (k) Dispositions of Investments in Joint Ventures to the extent required by, or made pursuant to customary buy/sell arrangements between the Joint Venture parties set forth in, Joint Venture agreements and similar binding arrangements; (l) Dispositions of any assets (including Equity Interests) (A) acquired in connection with any Permitted Acquisition or other Investment permitted hereunder, which assets are not core or principal to the business of the Borrower and the Restricted Subsidiaries and do not exceed 30% of the assets acquired pursuant to such Permitted Acquisition or other Investment or (B) made to obtain the approval of any applicable antitrust authority in connection with a Permitted Acquisition; (m) transfers of condemned property as a result of the exercise of “eminent domain” or other similar powers to the respective Governmental Authority or agency that has condemned the same (whether by deed in lieu of condemnation or otherwise), and transfers of property arising from foreclosure or similar action or that have been subject to a casualty to the respective insurer of such real property as part of an insurance settlement; (n) Dispositions of assets that do not constitute Collateral (including Dispositions or issuance of Equity Interests in, Indebtedness of, other securities issued by, Unrestricted Subsidiaries) for Fair Market Value not in excess of the greater of (x) $3,000,000 and (y) 10.0% of Consolidated Total Assets for the Test Period most recently ended on or prior to the date of such Disposition (measured as of the date such Disposition is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)); (o) Dispositions in connection with the Transactions or any Tax Restructuring; provided that, after giving effect to any such Disposition in connection with any Tax Restructuring, the Guarantees of the Loans and the security interests of the Lenders in the Collateral, taken as a whole, would not be adversely impaired in any material respect; (p) any Disposition of a Sale Leaseback; (q) any merger, consolidation, amalgamation, Disposition or conveyance the sole purpose of which is to reincorporate or reorganize (i) any Domestic Subsidiary in another jurisdiction in the U.S. and/or (ii) any Foreign Subsidiary in the U.S. or any other jurisdiction; (r) [reserved]; (s) each Loan Party and each of its Restricted Subsidiaries may surrender or waive contractual rights and settle or waive contractual or litigation claims in the ordinary course of business or consistent with past practice; (t) the unwinding of any Swap Agreement pursuant to its terms; 167 US-DOCS\115047431.4

(u) the nominal issuances of Equity Interests of Foreign Subsidiaries in an aggregate amount not to exceed 2.0% of all issued and outstanding Equity Interests of such Foreign Subsidiary on a fully-diluted basis; and (v) Dispositions to effect the formation of any Subsidiary that is a Divided Delaware LLC; provided that upon formation of such Divided Delaware LLC, the Borrower has complied with Section 5.11 to the extent applicable. Notwithstanding anything herein to the contrary, in no event shall any Loan Party or any of its Restricted Subsidiaries contribute, sell, assign, transfer or otherwise dispose of any Permitted Receivables Facility Assets, including in connection with any factoring transaction, any receivables transaction, securitization transaction, any facilities or programs or other similar transactions relating to Permitted Receivables Facility Assets, other than pursuant to clause (g) above and any Permitted Receivables Facility Assets may not be disposed of and such disposal shall not otherwise be permitted pursuant to any other clause in this Section 6.05; provided that any bona fide Disposition of any Subsidiary, other minority investment, business unit or line of business by the Borrower or any Restricted Subsidiary to a third party (including to any Unrestricted Subsidiary or Joint Venture) and not made to effectuate any Permitted Receivables Financing shall be permitted under and subject to the terms of any applicable exception to this Section 6.05 notwithstanding that any such Subsidiary, other minority investment, business unit or line of Business may own Permitted Receivables Financing Assets. To the extent that any Collateral is Disposed of as expressly permitted by this Section 6.05 to any Person other than a Loan Party, such Collateral shall be sold free and clear of the Liens created by the Loan Documents, which Liens shall be automatically released upon the consummation of such Disposition; it being understood and agreed that the Administrative Agent shall be authorized to take, and shall take, any actions deemed appropriate in order to effect the foregoing. SECTION 6.06 Holdings Covenant. Holdings will not incur any Indebtedness or Liens or engage in any material activities or consummate any material transactions (including, without limitation, any Investments (unless any such Investment will be concurrently contributed by Holdings to the Borrower or a Loan Party) or Dispositions) and will not conduct, transact or otherwise engage in any material business or material operations, in each case, other than: (a) the ownership and/or acquisition of the Equity Interests of the Borrower, including payment of dividends and other amounts in respect of its Equity Interests, (b) the performance of obligations under and compliance with its Organizational Documents, or other Requirement of Law (including the maintenance of its legal existence, including the ability to incur fees, costs and expenses relating to such maintenance), ordinance, regulation, rule, order, judgment, decree or permit, including without limitation as a result of or in connection with the activities of the Restricted Subsidiaries, (c) repurchases of Indebtedness to the extent permitted hereunder, the making of any loan to any officers or directors constituting an Investment permitted under Section 6.04, the making of any Investment in the Borrower or any Restricted Subsidiary that is a Guarantor or, to the extent otherwise not prohibited under Section 6.04, a Subsidiary thereof, (d) participating in tax, accounting and other administrative matters related to any Parent Entity and the Borrower or any of their Subsidiaries, 168 US-DOCS\115047431.4

(e) the entry into, and exercise rights and performance of its obligations under and in connection with the Loan Documents, and any other Indebtedness of the Borrower and the Restricted Subsidiaries permitted under Section 6.01, (f) any public offering of its common stock or any other issuance or registration of its Qualified Equity Interests for sale or resale (including, for the avoidance of doubt, the making of any dividend or distribution on account of, or any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value of, any shares of any class of Qualified Equity Interests), including the costs, fees and expenses related thereto, (g) (1) holding of any cash, Cash Equivalents and other assets received from, or Investments made by, the Borrower or any Restricted Subsidiary or contributions to the capital of, or proceeds from the issuance of, Equity Interests of the Parent Entities, in each case, pending prompt application thereof in a manner permitted by the terms of this Agreement (including by way of Restricted Payments to any Parent Entity) and (2) the payment of dividends or making of distributions, making of loans and contributions to the capital of its Subsidiaries and guaranteeing the obligations of its Subsidiaries (other than Indebtedness) and making Investments expressly permitted to be made by Holdings under this Agreement, (h) incurring fees, costs and expenses relating to overhead and general operating including professional fees for legal, tax and accounting issues and paying taxes, (i) providing indemnification for its current and former officers, directors, members of management, managers, employees and advisors or consultants, (j) performing of its obligations under the Merger Agreement and the other documents and agreement related thereto, Investments contemplated by the Transactions and transactions that are otherwise specifically permitted or expressly contemplated hereunder, (k) [reserved], (l) activities reasonably incidental to the consummation of an IPO, including payment of Public Company Costs, (m) activities reasonably incidental to the consummation of a Tax Restructuring, (n) activities incidental to the businesses or activities described in the foregoing clauses, and (o) merging, amalgamating or consolidating with any other Person, so long as, solely in the case of a merger, amalgamation or consolidation with a Person that is not a Loan Party, there is no continuing Event of Default after giving effect to such merger, amalgamation or consolidation and provided that (i) Holdings shall be the continuing or surviving Person or (ii) if the Person formed by or surviving any such merger, amalgamation or consolidation is not Holdings or is a Person into which Holdings has been liquidated (any such Person, the “Successor Holdings”), (A) the Successor Holdings shall be an entity organized or existing under the laws of the United States, any State thereof or the District of Columbia, (B) the Successor Holdings shall expressly assume all the obligations of Holdings under this Agreement and the other Loan Documents to which Holdings is a party pursuant to a supplement hereto and thereto in form and substance reasonably satisfactory to the Administrative Agent, (C) each Loan Party other than Holdings, unless it is the other party to such merger, amalgamation or consolidation, shall have reaffirmed, pursuant to an agreement in form and substance reasonably satisfactory to the Administrative Agent, that its Guarantee of and grant of any Liens as security for the 169 US-DOCS\115047431.4

Secured Obligations shall apply to the Successor Holdings’ obligations under this Agreement, (D) the Successor Holdings shall, immediately following such merger, amalgamation or consolidation, directly or indirectly own all Subsidiaries owned by Holdings immediately prior to such transaction, (E) Holdings shall have delivered to the Administrative Agent a certificate of a Responsible Officer stating that such merger, amalgamation or consolidation complies with this Agreement and (F) Successor Holdings shall have no assets, liabilities, liens or operations other than those permitted by this Section 6.06; provided further that if the foregoing requirements are satisfied, the Successor Holdings will succeed to, and be substituted for, Holdings under this Agreement and the other Loan Documents; provided further that Holdings agrees to provide any documentation and other information about the Successor Holdings as shall have been reasonably requested in writing by any Lender through the Administrative Agent that such Lender shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including Title III of the USA Patriot Act. SECTION 6.07 Negative Pledge; Subsidiary Distributions. The Borrower will not, and will not permit any Restricted Subsidiary to, enter into any agreement, instrument, deed or lease that (x) prohibits or limits the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of their respective properties or revenues, whether now owned or hereafter acquired, for the benefit of the Secured Parties with respect to the Secured Obligations or under the Loan Documents or (y) prohibits or limits the ability of any Restricted Subsidiary of the Borrower that is not a Loan Party from making Restricted Payments to any Loan Party or from making or repaying intercompany loans to any Loan Party; provided that the foregoing shall not apply to: (a) restrictions and conditions imposed by (i) Requirements of Law, (ii) any Loan Document, (iii) any documentation relating to any Permitted Receivables Financing, (iv) any documentation governing Incremental Equivalent Debt, (v) any documentation governing Permitted Unsecured Refinancing Debt, Permitted Equal Priority Refinancing Debt or Permitted Junior Priority Refinancing Debt, (vi) any documentation governing Indebtedness incurred pursuant to Sections 6.01(a)(vii), 6.01(a)(viii), 6.01(a)(xiii), 6.01(a)(xiv), 6.01(a)(xviii), 6.01(a)(xix), 6.01(a)(xxv), 6.01(a)(xxvi), 6.01(a)(xxvii), 6.01(a)(xxviii) and 6.01(a)(xxix), (viii) any documentation governing any Permitted Refinancing incurred to refinance any such Indebtedness referenced in clauses (i) through (vi) above; provided that with respect to Indebtedness referenced in (A) clauses (v) and (vi) above, such restrictions shall be no more restrictive in any material respect, taken as a whole, than the restrictions and conditions in the Loan Documents, taken as a whole, or, in the case of other Indebtedness permitted under Section 6.01, such encumbrances and restrictions contained in any agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in this Agreement, taken as a whole (as determined by the Borrower in good faith) and (B) clause (vi) above, such restrictions shall not expand the scope in any material respect of any such restriction or condition contained in the Indebtedness being refinanced; (b) customary restrictions and conditions existing on the Effective Date and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (c) restrictions and conditions contained in agreements relating to the Disposition of a Subsidiary or any assets pending such Disposition; provided that such restrictions and conditions apply only to the Subsidiary or assets that is or are subject of such Disposition and such Disposition is permitted hereunder; 170 US-DOCS\115047431.4

(d) customary provisions in leases, subleases, licenses, cross-licenses or sublicenses and other contracts restricting the assignment thereof and restrictions that include customary provisions restricting assignment of any agreement entered into in the ordinary course of business or consistent with past practice; (e) restrictions imposed by any agreement relating to secured Indebtedness permitted by this Agreement to the extent such restriction applies only to the property securing by such Indebtedness; (f) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Restricted Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Restricted Subsidiary and the restriction or condition set forth in such agreement does not apply to the Borrower or any Restricted Subsidiary; (g) restrictions or conditions in any Indebtedness permitted pursuant to Section 6.01 that is incurred or assumed by Restricted Subsidiaries that are not Loan Parties to the extent such restrictions or conditions are no more restrictive in any material respect, when taken as a whole, than the restrictions and conditions in the Loan Documents, when taken as a whole, or, in the case of other Indebtedness permitted under Section 6.01, such encumbrances and restrictions contained in any agreement or instrument taken as a whole are not materially less favorable to the Lenders than the encumbrances and restrictions contained in this Agreement (as determined by the Borrower in good faith); (h) restrictions on cash (or Cash Equivalents) or other deposits imposed by agreements entered into in the ordinary course of business (or other restrictions on cash or deposits constituting Permitted Encumbrances); (i) restrictions set forth on Schedule 6.07 and any extension, renewal, amendment, modification or replacement thereof, except to the extent any such amendment, modification or replacement expands the scope of any such restriction or condition; (j) customary provisions in partnership agreements, limited liability company organizational governance documents, sale leaseback agreements, Joint Venture agreements and other similar agreements, in each case, entered into in the ordinary course of business or consistent with past practice; (k) customary net worth provisions contained in real property leases entered into by Subsidiaries, so long as the Borrower has determined in good faith that such net worth provisions could not reasonably be expected to impair the ability of the Borrower and its Subsidiaries to meet their ongoing obligations; (l) restrictions arising in any Swap Agreement and/or any agreement relating to any Cash Management Obligation; and (m) restrictions or conditions contained in any trading, netting, operating, construction, service, supply, purchase, sale or other agreement to which the Borrower or any Restricted Subsidiary is a party, entered into in the ordinary course of business or consistent with past practice; provided that such agreement prohibits the encumbrance of solely the property or assets of the Borrower or such Restricted Subsidiary that are the subject of such agreement, the payment rights arising thereunder or the proceeds thereof and does not extend to any other asset or property of the Borrower or such Restricted Subsidiary or the assets or property of another Restricted Subsidiary. 171 US-DOCS\115047431.4

SECTION 6.08 Restricted Payments; Certain Payments of Indebtedness. (a) The Borrower will not, and will not permit any Restricted Subsidiary to, pay or make, directly or indirectly, any Restricted Payment, except: (i) each Restricted Subsidiary may make Restricted Payments to the Borrower or any Restricted Subsidiary (and, in the case of any such Subsidiary that is not a wholly-owned Subsidiary, to each other owner of Equity Interests of such Subsidiary ratably based on their relative ownership interests of the relevant class of Equity Interests); (ii) to the extent constituting a Restricted Payment, the Borrower may consummate any transaction permitted by Section 6.03 (other than clause (i) thereof) and Section 6.04 (other than Section 6.04(m), (n), (q), (t), (u) and (y)) (iii) Restricted Payments made in connection with any Permitted Receivables Financing; (iv) Holdings and the Borrower may (or may pay Restricted Payments to permit any Parent Entity thereof or any Equityholding Vehicle to) redeem, repurchase, retire or otherwise acquire in whole or in part any Equity Interests of Holdings, the Borrower or any Restricted Subsidiary or any Equity Interests of any Parent Entity or Equityholding Vehicle, in exchange for another class of Equity Interests or rights to acquire its Equity Interests or with proceeds from equity contributions or sales or issuances (other than to Holdings, the Borrower or a Restricted Subsidiary) of new shares of such Equity Interests to the extent contributed to Holdings or the Borrower (in each case other than Disqualified Equity Interests, “Refunding Equity Interests”) substantially concurrently with such contribution or sale or issuance; provided that (i) any terms and provisions material to the interests of the Lenders, when taken as a whole, contained in such Refunding Equity Interests are at least as advantageous to the Lenders as those contained in the Equity Interests redeemed thereby and (ii) Holdings, the Borrower, and any Restricted Subsidiary may pay Restricted Payments payable solely in the Equity Interests (other than Disqualified Equity Interests not otherwise permitted by Section 6.01) of such Person; (v) repurchases of Equity Interests in any Parent Entity (or make Restricted Payments to allow repurchases of Equity Interest in any Parent Entity) deemed to occur upon exercise of stock options or warrants or other incentive interests if such Equity Interests represent a portion of the exercise price of such stock options or warrants or other incentive interests; (vi) the Borrower may redeem, acquire, retire or repurchase its Equity Interests (or any options, warrants, restricted stock, stock appreciation rights or other equity-linked interests issued with respect to any of such Equity Interests) or make Restricted Payments to allow any of its Parent Entities to so redeem, retire, acquire or repurchase their Equity Interests (or any options, warrants, restricted stock, stock appreciation rights or other equity-linked interests issued with respect to any of such Equity Interests), in each case, held by current or former officers, managers, consultants, directors, employees, independent contractors or other service providers (or their respective Immediate Family Members) of the Borrower or any Parent Entity thereof and the Restricted Subsidiaries, upon the death, disability, retirement or termination of employment or service of, or breach of restrictive covenants by, any such Person or otherwise in accordance with any stock option or stock appreciation rights plan, any management, director and/or employee stock ownership or incentive plan, stock subscription plan, stock subscription or equity incentive award agreement, employment termination agreement or any other employment agreements or equity holders’ agreement or similar agreement; provided that, the aggregate amount of 172 US-DOCS\115047431.4

Restricted Payments permitted by this clause (vi) after the Effective Date, together with the aggregate amount of loans and advances to Holdings (or any other Parent Entity) previously made pursuant to Section 6.04(m) in lieu of Restricted Payments permitted by this clause (vi), shall not exceed $5,000,000 in any fiscal year (which shall increase to $10,000,000 following the consummation of an IPO) with unused amounts in any fiscal year being carried over for no more than two succeeding fiscal years plus all net cash proceeds obtained from any key-man life insurance policies received during such fiscal year (without giving effect to the following proviso) plus all proceeds obtained by the Borrower or any Parent Entity (and contributed to the Borrower) after the Effective Date from the sale of such Equity Interests to other future, current or former officers, managers, consultants, employees, directors and independent contractors (or their respective Immediate Family Members) in connection with any plan or agreement referred to above in this clause (a)(vi); (vii) the Borrower may make Restricted Payments in cash to Holdings or any other Parent Entity: (A) so long as the Borrower is properly treated as a flow-through entity for U.S. federal income tax purposes, to enable Holdings or such Parent Entity to make tax distributions to its direct or indirect equity owners to pay their respective tax liabilities (including estimated payments thereof) attributable to the income of the Borrower and its subsidiaries in any taxable period; provided that such tax liabilities shall be calculated for each taxable year by multiplying (I) the excess of each such equity owner’s allocated share of taxable income over taxable losses of the Borrower for such taxable year (or if the Borrower is a disregarded entity, the excess of taxable income over taxable losses of the Borrower that would exist if such excess were calculated assuming that the Borrower is a partnership for U.S. federal income tax purposes), taking into account such losses only to the extent usable against such income, determined taking into account any step-up attributable to a direct or indirect member of the Borrower under section 743(b) or 734(b) of the Code, reduced by any losses, deductions, credits and other attributes of the Borrower (or if the Borrower is a disregarded entity, such losses, deductions, credits or other attributes of the Borrower that would exist if the Borrower is a partnership for U.S. federal income tax purposes) arising from and after the Closing Date to the extent such amounts can be used to offset such taxable income and have not previously been taken into account as an offset hereunder, by (II) the highest combined marginal U.S. federal, state and local tax rate then applicable to a natural person or corporation residing in New York City, New York or San Francisco, California (taking into account the application of the Medicare contribution tax, the character of the taxable income in question, and the alternative minimum tax rules, taking into account the character of income (long-term capital gain, qualified dividend income, etc.) and determined after giving effect to the maximum allowable deduction for state and local income taxes for U.S. federal income tax purposes) for the relevant taxable period; provided further that the amount of any distribution permitted under this subclause (A) shall be reduced by the amount of any income taxes that are paid directly by the Borrower and attributable to such equity owner; provided, further, that to the extent a portion of the net taxable income of the Borrower is attributable to an Unrestricted Subsidiary, the tax distributions with respect to such portion shall be allowed only to the extent actual cash is received by the Borrower or its Restricted Subsidiary from such Unrestricted Subsidiary; (B) the proceeds of which shall be used by such Parent Entity to pay (1) its operating expenses incurred in the ordinary course of business and other corporate 173 US-DOCS\115047431.4 overhead costs and expenses (including administrative, legal, accounting, tax reporting and similar expenses payable to third parties), that are reasonable and customary and incurred in the ordinary course of business, (2) any reasonable and customary indemnification claims made by directors, officers, members of management, managers, employees or consultants of Holdings (or any other Parent Entity) attributable to the ownership or operations of any Parent Entity, the Borrower and the respective Restricted Subsidiaries, (3) fees and expenses (x) due and payable by the Borrower or any Restricted Subsidiary and (y) otherwise permitted to be paid by the Borrower and the Restricted Subsidiaries under this Agreement and (4) payments that would otherwise be permitted to be paid directly by the Borrower or the Restricted Subsidiaries pursuant to Section 6.09(iii), (v) or (x); (C) the proceeds of which shall be used by Holdings (or any other Parent Entity) to pay franchise and similar Taxes, and other fees and expenses, required to maintain its organizational existence; (D) the proceeds of which will be applied to make any payments permitted by Section 6.09(vii) and Section 6.09(x); (E) the proceeds of which shall be used by any Parent Entity to finance any Investment that would be permitted to be made by the Borrower or any Restricted Subsidiary pursuant to Section 6.04 other than Section 6.04(m); provided that (1) such Restricted Payment shall be made substantially concurrently with the closing of such Investment and (2) such Parent Entity shall, immediately following the closing thereof, cause (x) all property acquired (whether assets or Equity Interests but not including any loans or advances made pursuant to Section 6.04(b)) to be contributed to the Borrower or any Restricted Subsidiary (and in no event shall any such contribution increase the Available Equity Amount) or (y) the Person formed or acquired to merge into or consolidate or amalgamate with the Borrower or any Restricted Subsidiary to the extent such merger or consolidation is permitted by Section 6.03) in order to consummate such Investment, in each case in accordance with the requirements of Sections 5.11 and 5.12; (F) the proceeds of which shall be used to pay customary salary, bonus, severance and other benefits payable to current or former directors, officers, members of management, managers, consultants, independent contractors or employees of Holdings or any other Parent Entity to the extent such salaries, bonuses and other benefits are attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries; (G) the proceeds of which shall be used by Holdings (or any other Parent Entity) to pay (i) fees and expenses related to any successful or unsuccessful equity issuance or offering or debt issuance, incurrence or offering, disposition or acquisition, Investment or other transaction permitted by this Agreement and (ii) after the consummation of an IPO described in clause (a) of the definition thereof or issuance of public debt securities, Public Company Costs; and (H) the proceeds of which shall be used for the payment of insurance premiums to the extent attributable to any Parent Entity, the Borrower and their subsidiaries; 174 US-DOCS\115047431.4

(viii) in addition to the foregoing Restricted Payments, the Borrower may make additional Restricted Payments to Holdings, in an aggregate amount, not to exceed the sum of (A) the Restricted Payment Amount at such time so long as no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action), plus (B) the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Restricted Payment; provided that, in the case of this clause (B), (x) no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action) and (y) after giving pro forma effect to such Restricted Payment on a pro forma basis as of the last day of the Test Period most recently ended on or prior to such date of such Restricted Payment (measured as of the date such Restricted Payment is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), the Total Net Cash Leverage Ratio is less than or equal to 5.50:1.00, plus (C) the Available Equity Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Restricted Payment; (ix) redemptions in whole or in part of any of its Equity Interests for another class of its Equity Interests or with proceeds from substantially concurrent equity contributions or issuances of new Equity Interests (and in no event shall such contribution or issuance so utilized increase the Available Equity Amount); provided that such new Equity Interests contain terms and provisions at least as advantageous, taken as a whole, to the Lenders in all respects material to their interests as those contained in the Equity Interests redeemed thereby; (x) payments made or expected to made in respect of withholding or similar Taxes payable by any future, present or former employee, director, manager or consultant and any repurchases of Equity Interests in consideration of such payments including deemed repurchases in connection with the exercise of stock options and the vesting of restricted stock and restricted stock units; (xi) the Borrower may make Restricted Payments to any Parent Entity to enable such Parent Entity to (A) pay cash in lieu of fractional Equity Interests in connection with any dividend, split or combination thereof or any Permitted Acquisition (or other similar Investment) and (B) honor any conversion request by a holder of convertible Indebtedness by delivering or issuing Equity Interests and making cash payments in lieu of fractional shares in connection with any such conversion and may make required cash interest payments on convertible Indebtedness in accordance with its terms; (xii) following the consummation of an IPO, the payment of Restricted Payments to Holdings or any direct Parent Entity of Holdings to fund the payment of regular dividends on such company’s Equity Interests, in an aggregate amount per annum not to exceed 6.0% per annum of the aggregate amount of proceeds from such IPO received by, or contributed to, the Borrower or any Restricted Subsidiary; provided that, on the date of declaration of any such dividend, after giving effect to such dividend, there is no continuing Event of Default before or after giving effect thereto; (xiii) payments made by the Borrower or any Restricted Subsidiary in respect of withholding or similar taxes payable upon exercise of Equity Interests by any future, present or former employee, director, officer, manager or consultant (or their respective controlled Affiliates or Immediate Family Members) and any repurchases of Equity Interests deemed to occur upon 175 US-DOCS\115047431.4 exercise of stock options or warrants if such Equity Interests represent a portion of the exercise price of such options or warrants or required withholding or similar taxes; (xiv) a Restricted Payment in an amount not to exceed $50,000,000; provided that after giving effect to such Restricted Payment (A) on a pro forma basis as of the Test Period most recently ended on or prior to the date of such Restricted Payment (measured as of the date such Restricted Payment is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), the Total Net Cash Leverage Ratio is less than or equal to 6.00:1.00 and (B) no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such Restricted Payment); (xv) Restricted Payments constituting or otherwise made in connection with or relating to any Tax Restructuring; (xvi) the Borrower may make Restricted Payments, the proceeds of which are applied (A) (i) on the Effective Date, solely to effect the consummation of the Transactions and (ii) on and after the Effective Date, to satisfy any payment obligations owing under the Merger Agreement (including in respect of any payments required to be made after the Effective Date in connection with, or necessary to consummate, the Transactions and the other transactions set forth in the Merger Agreement) and (B) to payments or distributions to satisfy dissenters’ rights pursuant to or in connection with an acquisition, merger, consolidation, amalgamation or transfer of assets that is a Permitted Acquisition or similar Investment, or is otherwise permitted under Section 6.03; and (xvii) the distribution, by dividend or otherwise, of shares of Equity Interests of, or Indebtedness owed to Holdings, the Borrower or any Restricted Subsidiary by, Unrestricted Subsidiaries (other than Unrestricted Subsidiaries, the primary assets of which are cash or Cash Equivalents). (b) The Borrower will not, nor will it permit any Restricted Subsidiary to, make or pay, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of any Subordinated Indebtedness, any Junior Indebtedness or any Unsecured Material Indebtedness (collectively, “Restricted Junior Debt”), or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Restricted Junior Debt, in each case, on or prior to the scheduled maturity date thereof (collectively, “Restricted Debt Payments”), except: (i) payment of regularly scheduled interest and principal payments, payments of fees, expenses and indemnification obligations when due in respect of any Indebtedness, other than payments in respect of any Restricted Junior Debt prohibited by the subordination provisions thereof or any applicable subordination agreement or Junior Priority Intercreditor Agreement; (ii) (1) refinancings or exchanges of Restricted Junior Debt with proceeds of Permitted Refinancing Indebtedness or other Restricted Junior Debt, in each case, to the extent such Indebtedness is permitted to be incurred under Section 6.01 and (2) Refinancings of Restricted Junior Debt assumed in accordance with Section 6.01(a)(vii) in connection with a Permitted Acquisition or similar Investment permitted under this Agreement; 176 US-DOCS\115047431.4

(iii) (1) the conversion of any Restricted Junior Debt to or payments with Equity Interests (other than Disqualified Equity Interests) of Holdings, the Borrower or any Parent Entity and (2) mandatory redemptions of Disqualified Equity Interests; (iv) Restricted Debt Payments in an aggregate amount not to exceed the sum of (A)(i) the Restricted Debt Payment Amount that the Borrower elects to apply pursuant to this clause (i), plus (ii) not to exceed the portion, if any, of the Restricted Payment Amount that the Borrower elects to apply pursuant to this clause (ii), in the case of this clause (A), so long as no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action), plus (B) the Available Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Restricted Debt Payment; provided that, in the case of this clause (B), (x) no Event of Default has occurred and is continuing (or would occur after giving pro forma effect to such action) and (y) after giving pro forma effect to such Restricted Debt Payment on a pro forma basis as of the last day of the Test Period most recently ended on or prior to such date of such Restricted Debt Payment (measured as of the date such Restricted Debt Payment is made based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), the Total Net Cash Leverage Ratio is less than or equal to 5.50:1.00, plus (C) the Available Equity Amount that is Not Otherwise Applied as in effect immediately prior to the time of making of such Restricted Debt Payment; (v) [reserved]; (vi) Restricted Debt Payments in respect of Restricted Junior Debt incurred pursuant to Section 6.01(a)(vii) (other than Indebtedness incurred (I) to provide all or any portion of the funds utilized to consummate the transaction or series of related transactions pursuant to which such Person became a Restricted Subsidiary or was otherwise acquired by Holdings, the Borrower or a Restricted Subsidiary or (II) otherwise in connection with or contemplation of such acquisition), so long as such Restricted Debt Payments is made or deposited with a trustee or other similar representative of the holders of such Restricted Junior Debt contemporaneously with, or substantially simultaneously with, the closing of the Acquisition Transaction under which such Restricted Junior Debt is incurred; (vii) to the extent constituting a Restricted Debt Payment, payment-in-kind interest with respect to any Indebtedness that is permitted under Section 6.01; and (viii) payments as part of an applicable high yield discount obligation or AHYDO Catch-Up Payment. (c) The Borrower will not, nor will it permit any Restricted Subsidiary to, amend or modify any documentation governing any Restricted Junior Debt, in each case (i) if the effect of such amendment or modification (when taken as a whole) is materially adverse to the Lenders or (ii) in the case of any Subordinated Indebtedness or Junior Indebtedness, such amendment or modification is in contravention with any applicable subordination agreement or Junior Priority Intercreditor Agreement. Notwithstanding anything herein to the contrary, the foregoing provisions of this Section 6.08 will not prohibit the payment of any Restricted Payment or the consummation of any irrevocable redemption, retirement, termination, cancellation, purchase or repurchase, defeasance, or other payment or Restricted Debt Payment within 60 days after the date of declaration of such Restricted Payment or the giving of irrevocable notice of such redemption, purchase, defeasance or other payment, as applicable, if 177 US-DOCS\115047431.4 at the date of declaration or the giving of such notice such payment would have complied with the provisions of this Agreement. SECTION 6.09 Transactions with Affiliates. The Borrower will not, nor will it permit any of its respective Restricted Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates in a transaction in excess of the greater of (x) $2,000,000 and (y) 5.0% of Consolidated Cash EBITDA for the Test Period most recently ended on or prior to the date of such transaction (measured as of the date of such transaction based upon the financial statements most recently delivered (or required to have been delivered) on or prior to such date pursuant to Section 5.01(a) or (b)), except: (i) transactions with Holdings, the Borrower or any Restricted Subsidiary (or any entity that becomes a Restricted Subsidiary as a result of such transaction); (ii) on terms substantially as favorable to the Borrower or such Restricted Subsidiary as would be obtainable by such Person at the time in a comparable arm’s-length transaction with a Person other than an Affiliate; (iii) the Transactions, the payment of fees and expenses related to the Transactions and payments required under the Merger Agreement; (iv) issuances of Equity Interests of Holdings or the Borrower to the extent not otherwise prohibited by this Agreement; (v) (1) employment, consulting, severance and other service or benefit related arrangements between Holdings, the Borrower and the Restricted Subsidiaries and their respective officers, directors and employees in the ordinary course of business (including loans and advances pursuant to Sections 6.04(b) and 6.04(p), salary or guaranteed payments and bonuses) and transactions pursuant to stock option and other equity award plans and employee benefit plans and similar arrangements in the ordinary course of business or consistent with past practice and (2) transactions in existence on the Effective Date and set forth on Schedule 6.09 and any amendment, modification or extension thereof to the extent such amendment, modification or extension, taken as a whole, is not (i) materially adverse to the Lenders or (ii) more disadvantageous to the Lenders than the relevant transaction in existence on the Effective Date; (vi) payments by the Borrower and the Restricted Subsidiaries pursuant to tax sharing agreements among Holdings (and any other Parent Entity), the Borrower and the Restricted Subsidiaries on customary terms to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries, to the extent payments are permitted by Section 6.08; (vii) the payment of customary fees and reasonable out-of-pocket costs to, and indemnities provided on behalf of, directors, officers, consultants and employees of Holdings (or any other Parent Entity), the Borrower and the Restricted Subsidiaries in the ordinary course of business to the extent attributable to the ownership or operation of the Borrower and the Restricted Subsidiaries; (viii) transactions pursuant to permitted agreements in existence or contemplated on the Effective Date and set forth on Schedule 6.09 or any amendment thereto to the extent such an amendment is not adverse to the Lenders in any material respect; 178 US-DOCS\115047431.4

(ix) Restricted Payments permitted under Section 6.08 and loans and advances in lieu thereof pursuant to Section 6.04(m); (x) payments by the Borrower and any Restricted Subsidiary (A) to reimburse the Investors, their Affiliates and any of their respective designees for any out of pocket costs and expenses incurred, (B) for indemnification and other expenses payable to the Investors, their Affiliates and other related parties and (C) customary compensation to Affiliates in connection with financial advisory, financing, underwriting or placement services or in respect of other investment banking activities and other transaction fees, which payments are approved by the majority of the Board of Directors or a majority of the disinterested members of the Board of Directors of Holdings in good faith; provided that the aggregate amount of fees paid pursuant to this clause 6.09(x)(C) shall not exceed $1,000,000. (xi) the issuance or transfer of Equity Interests (other than Disqualified Equity Interests) of Holdings to any Permitted Holder or to any former, current or future director, manager, officer, employee or consultant (Immediate Family Members or Affiliates of the foregoing) of the Borrower, any of the Subsidiaries or any direct or indirect parent of any of the foregoing; (xii) Holdings and its Subsidiaries may undertake or consummate or otherwise be subject to any Tax Restructuring; (xiii) transactions in connection with any Permitted Receivables Financing; (xiv) any transaction in respect of which Holdings or the Borrower delivers to the Administrative Agent a letter addressed to the Board of Directors of Holdings or the Borrower from an accounting, appraisal or investment banking firm of nationally recognized standing stating that such transaction is on terms that are no less favorable to Holdings, the Borrower or the applicable Restricted Subsidiary than might be obtained at the time in a comparable arm’s length transaction from a Person who is not an Affiliate; (xv) (A) Guarantees permitted by Section 6.01 or Section 6.04 and (B) Investments permitted by Section 6.04; (xvi) transactions with customers, clients, Joint Venture partners, suppliers or purchasers or sellers of goods or services, in each case in the ordinary course of business and otherwise in compliance with the terms of this Agreement that are fair to the Borrower and the Restricted Subsidiaries, in the reasonable determination of the Board of Directors or the senior management of the Borrower, or are on terms at least as favorable as might reasonably have been obtained at such time from an unaffiliated party; and (xvii) the payment of reasonable out-of-pocket costs and expenses and indemnities to equity holders of any Parent Entity of Holdings pursuant to any stockholders’ agreement. SECTION 6.10 Change in Nature of Business. The Borrower shall not, and shall cause its Restricted Subsidiaries to not, engage in a line of business that is not substantially the same as those lines of business conducted by the Borrower and the Restricted Subsidiaries on the Effective Date or any Similar Business. SECTION 6.11 Accounting Changes. The Borrower shall not, and shall cause its Restricted Subsidiaries to not, change their fiscal year from their fiscal year as in effect on the Effective Date; 179 US-DOCS\115047431.4

180 US-DOCS\115047431.4 Commencing with the Test Period ending on September 30, 2020 through and including the Test Period ending on December 31, 2020 Total Net Leverage Ratio 4.00:1.00 provided, however, that the Borrower may, upon written notice to the Administrative Agent, change its fiscal year to any other fiscal year reasonably acceptable to the Administrative Agent, in which case, the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary to reflect such change in fiscal year. SECTION 6.12 Changes to Organizational Documents. The Borrower will not, and will cause each Restricted Subsidiary to not, amend its Organizational Documents, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. SECTION 6.13 Financial Maintenance Covenant. (a) Commencing with the Test Period ending March 31, 2020, but only to be tested for any Test Period to the extent that as of the last day of such Test Period, the Borrower’s Total Net Cash Leverage Ratio is greater than 5.50:1.00 (including, for the avoidance of doubt, if Consolidated Cash EBITDA is less than zero in the determination of the Total Net Cash Leverage Ratio), the Borrower shall not permit the Total Net Leverage Ratio as of the last day of any such Test Period to be greater than the levels in the table below (this Section 6.13(a), the “Total Leverage Covenant”): Commencing with the Test Period ending on March 31, 2021 through and including the Test Period ending on December 31, 2021 3.50:1.00 Commencing with the Test Period ending on March 31, 2020 through and including the Test Period ending on June 30, 2020 Commencing with the Test Period ending on March 31, 2022 and for each Test Period thereafter 4.50:1.00 3.00:1.00 Period (b) Commencing with the Test Period ending March 31, 2020, but only to be tested for any Test Period to the extent that as of the last day of such Test Period, the Borrower’s Total Net Cash Leverage Ratio is greater than 5.50:1.00 (including, for the avoidance of doubt, if Consolidated Cash EBITDA is less than zero in the determination of the Total Net Cash Leverage Ratio), the Borrower shall not permit the LTV Ratio as of the last day of any such Test Period to be greater than the levels set forth in the table below (this Section 6.13(b), the “LTV Covenant”):

181 US-DOCS\115047431.4 For the Test Period ending on March 31, 2021 Commencing with the Test Period ending on March 31, 2020 through and including the Test Period ending on June 30, 2020 1.50:1.00 Period 2.50:1.00 Commencing with the Test Period ending on June 30, 2021 through and including the Test Period ending on December 31, 2021 1.25:1.00 LTV Ratio Commencing with the Test Period ending on March 31, 2022 and for each Test Period thereafter Commencing with the Test Period ending on September 30, 2020 through and including the Test Period ending on December 31, 2020 1.00:1.00 (c) At all times, the Borrower shall not permit the Liquidity of the Borrower and its Subsidiaries to be less than $15,000,000; provided, that if Liquidity is less than $15,000,000 at any time, such occurrence shall not be deemed to be a breach or Default or Event of Default with respect to this Section 6.13(c) so long as (x) the Borrower has delivered notice to the Administrative Agent that Liquidity is less than $15,000,000 and the Borrower intends to effect a Liquidity Cure Contribution and (y) within ten (10) Business Days of the date on which Liquidity was less than $15,000,000, the Borrower shall have received net cash proceeds of any issuance of Qualified Equity Interests to its applicable investors or received capital contributions in the form of unrestricted cash (so long as such capital contribution is not in exchange for Disqualified Equity Interests) (any such contribution, a “Liquidity Cure Contribution”) in an amount not less than the amount necessary to ensure that Liquidity is not less than $15,000,000 (this Section 6.13(c), the “Minimum Liquidity Covenant” and together with the Total Leverage Covenant, Total Cash Leverage Covenant and the Contract Asset Balance Covenant, the “Financial Maintenance Covenants”). Notwithstanding anything to the contrary contained in this Section 6.13(c), (i) the aggregate amount of the Liquidity Cure Contribution (such amount, the “Liquidity Cure Amount”) will be deemed to be an increase to unrestricted cash and Cash Equivalents owned by the Borrower solely for the purpose of measuring the Minimum Liquidity Covenant, and the Liquidity Cure Amount shall be disregarded for any other purpose under this Agreement, (ii) there shall be no pro forma or other reduction of the aggregate amount of Revolving Loans by the amount of the applicable Liquidity Cure Amount for the period for which such Liquidity Cure Contribution was made; provided that, any portion of such Liquidity Cure Amount that is actually applied to repay Revolving Loans shall reduce the Revolving Exposure for future periods for which Liquidity is calculated, (iii) there shall be no more than one Liquidity Cure Contribution made in any fiscal quarter, and in each four consecutive fiscal quarter period 2.00:1.00 of the Borrower there shall be no more than two fiscal quarters in which a Liquidity Cure Contribution is made, (iv) during the term of this Agreement, no more than five Liquidity Cure Contributions may be made and (v) for purposes of this Section 6.13, the Liquidity Cure Amount shall be no greater than the amount required for purposes of complying with the Minimum Liquidity Covenant. Notwithstanding any other provision in this Agreement to the contrary, during any Test Period in which any Liquidity Cure Amount is included in the calculation of unrestricted cash and Cash Equivalents as a result of any Liquidity Cure Contribution, the Liquidity Cure Amount received pursuant to such Liquidity Cure Contribution shall be (A) counted solely as an increase to unrestricted cash and Cash Equivalents for the purpose of determining compliance with the Minimum Liquidity Covenant and (B) disregarded for purposes of determining the Available Equity Amount, any financial ratio-based conditions or provisions, Applicable Rate or any available basket under Article VI of this Agreement. No Revolving Lender, Swingline Lender or Issuing Bank shall make any Revolving Loan or Swingline Loan or to issue any Letter of Credit from and after the date that Liquidity is less than $15,000,000 unless and until the Liquidity Cure Amount is actually received by the Borrower. ARTICLE VII EVENTS OF DEFAULT SECTION 7.01 Events of Default. If any of the following events (any such event, an “Event of Default”) shall occur: (a) The Borrower shall fail to pay any principal of any Loan or any reimbursement obligations in respect of Letters of Credit when and as the same shall become due and payable hereunder, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; (b) any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Section) payable under any Loan Document, when and as the same shall become due and payable hereunder, and such failure shall continue unremedied (i) with respect to the payment of interest, for a period of five Business Days and (ii) with respect to the payment of any fee or other amount, for a period of ten Business Days; (c) any representation or warranty made or deemed made by or on behalf of Holdings, the Borrower or any Restricted Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect when made or deemed made; (d) Holdings, the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02(a), 5.04 (with respect to the existence of the Borrower) or in Article VI; it being understood and agreed that any Event of Default under Section 6.13 (a “Financial Maintenance Covenant Event of Default”) is subject to cure as provided in Section 6.13(c) and Section 7.02 and, in the case of Section 6.13(a) and Section 6.13(b) so long as the Borrower has a right to exercise the Cure Right with respect to the applicable quarter, a Financial Maintenance Covenant Event of Default shall not occur until the expiration of the fifteenth Business Day subsequent to the date on which the financial statements with respect to the applicable fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, or, in the case of Section 6.13(c), so long as the Borrower has exercised its cure rights under Section 6.13(c) with respect to the applicable period therein, and then only to the extent that, 182 US-DOCS\115047431.4 in the applicable cases, the cure amounts under Section 6.13(c) or the Cure Amount (in an amount sufficient to comply with the applicable Financial Maintenance Covenant for such period or fiscal quarter as applicable) has not been received on or prior to such date; (e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Section), and such failure shall continue unremedied for a period of 30 days after written notice thereof is received by the Borrower from the Administrative Agent; (f) the Borrower or any Restricted Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable (after giving effect to any applicable grace period); (g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with all applicable grace periods having expired) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to (i) secured Indebtedness that becomes due as a result of the sale, transfer or other Disposition (including as a result of a Casualty Event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement), (ii) termination events or similar events occurring under any Swap Agreement that constitutes Material Indebtedness (it being understood that clause (f) of this Section will apply to any failure to make any payment required as a result of any such termination or similar event), (iii) Indebtedness permitted to exist or be incurred under the terms of this Agreement that is required to be repurchased, prepaid, defeased, redeemed or satisfied (or as to which an offer to repurchase, prepay defease, redeem or satisfy is required to be made) in connection with any asset sale event, casualty or condemnation event, change of control, excess cash flow or other customary provision in such Indebtedness giving rise to such requirement to so offer or repurchase, prepay, defease, redeem or satisfy in the absence of any default thereunder or (iv) Indebtedness that is convertible in Equity Interests and converts to Equity Interests in accordance with its terms; provided that, in the case of Section 7.01(f) and this Section 7.01(g), such default has not been waived by the holders of such Indebtedness; (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, court protection, reorganization or other relief in respect of Holdings, the Borrower or any Significant Subsidiary or its debts, or of a material part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, examiner, sequestrator, conservator or similar official for Holdings, the Borrower or any Significant Subsidiary or for a material part of its assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for 60 consecutive days or an order or decree approving or ordering any of the foregoing shall be entered; (i) Holdings, the Borrower or any Significant Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, court protection, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, examiner, custodian, sequestrator, conservator or similar official for Holdings, the Borrower or any Significant Subsidiary or for a material part of its assets, (iv) file an answer admitting the 183 US-DOCS\115047431.4 material allegations of a petition filed against it in any such proceeding or (v) make a general assignment for the benefit of creditors; (j) one or more enforceable judgments for the payment of money in an aggregate amount in excess of $10,000,000 (to the extent not covered by insurance as to which the insurer has been notified of such judgment or order and has not denied its obligation) shall be rendered against Holdings, the Borrower, any Restricted Subsidiary or any combination thereof and the same shall remain unpaid, undischarged, unvacated, unbonded or unstayed pending appeal for a period of 60 consecutive days; (k) (i) an ERISA Event occurs that has resulted or could reasonably be expected to result, individually or together with all other ERISA Events that have occurred or are reasonably expected to occur, in liability of Holdings, the Borrower or any Restricted Subsidiary in an aggregate amount that has resulted, or could reasonably be expected to result in, a Material Adverse Effect, (ii) any of Holdings, the Borrower or any Restricted Subsidiary or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any payment with respect to a Multiemployer Plan, including with respect to any Withdrawal Liability under Section 4201 of ERISA, in an aggregate amount that could reasonably be expected to result in a Material Adverse Effect, or (iii) any of Holdings, Borrower or Restricted Subsidiary incurs a liability under a Foreign Pension Plan that has resulted, or could reasonably be expected to result, individually or together with any other liability under any Foreign Pension Plan or ERISA Event, in a Material Adverse Effect; (l) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party in writing not to be, a valid and perfected Lien on any material portion of the Collateral, except (i) as a result of the sale or other disposition of the applicable Collateral to a Person that is not a Loan Party in a transaction permitted under the Loan Documents, (ii) as a result of the Administrative Agent’s failure to (A) maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Security Documents or (B) file Uniform Commercial Code continuation statements or (iii) as to Collateral consisting of real property, to the extent that such losses are covered by a lender’s title insurance policy and such insurer has not denied coverage; (m) (i) this Agreement, any Security Document or any Guarantee of the Secured Obligations shall for any reason not be (or asserted by any Loan Party in writing not to be) a legal, valid and binding obligation of any Loan Party thereto other than as expressly permitted hereunder or thereunder; or (ii) any subordination provision in respect of any Material Indebtedness shall for any reason not be (or asserted by any Loan Party in writing not to be) a legal, valid and binding obligation of any Loan Party thereto other than as expressly permitted hereunder or thereunder; or (n) a Change in Control shall occur; then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take any or all of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, (ii) declare the Loans then outstanding to be due and payable in whole (or in part, (but ratably as among Classes of Loans and the Loans of each Class at the time outstanding) in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, and (iii) require the deposit of cash collateral in respect of LC Exposure as provided in Section 2.05(j), in each case without presentment, demand, protest 184 US-DOCS\115047431.4 or other notice of any kind, all of which are hereby waived by Holdings, the Borrower and each other Loan Party; and in the case of any event with respect to the Borrower described in clause (h) or (i) of this Section, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall immediately and automatically become due and payable and the deposit of such cash collateral in respect of LC Exposure shall immediately and automatically become due, in each case without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Holdings, the Borrower and each other Loan Party. SECTION 7.02 Right to Cure. Notwithstanding anything to the contrary contained in Section 7.01, in the event that the Borrower fails to comply with the requirements of the Financial Maintenance Covenants described in Section 6.13(a) and Section 6.13(b), at any time from the first day of such applicable quarter until the expiration of the fifteenth Business Day subsequent to the date on which the financial statements with respect to such fiscal quarter (or the fiscal year ended on the last day of such fiscal quarter) are required to be delivered pursuant to Section 5.01(a) or Section 5.01(b), as applicable, the Borrower (or any Parent Entity thereof) shall have the right to issue Qualified Equity Interests or other Equity Interests reasonably satisfactory to the Administrative Agent (but excluding Disqualified Equity Interests) (each such issuance taken pursuant and in accordance with this Section 7.02, a “Specified Equity Issuance”) for cash or otherwise receive cash contributions to (or in the case of any other Parent Entity, receive equity interests in the Borrower for its cash contributions to) the Equity Interests (other than Disqualified Equity Interests) of the Borrower as cash common equity or other Qualified Equity Interests or other Equity Interests reasonably satisfactory to the Administrative Agent, in each case, which are contributed to the Borrower in the form of cash (collectively, the “Cure Right”), and upon the receipt by the Borrower of the Net Proceeds of such issuance that are Not Otherwise Applied (the “Cure Amount”) pursuant to the exercise by the Borrower of such Cure Right, the Financial Maintenance Covenant shall be recalculated giving pro form effect to the following pro forma adjustment: (a) (i) Consolidated EBITDA and/or Consolidated Cash EBITDA shall be increased with respect to such applicable fiscal quarter with respect to which such Cure Amount is received by the Borrower and any Test Period that includes such fiscal quarter, solely for the purpose of measuring the applicable Financial Maintenance Covenant(s) and not for any other purpose under this Agreement, by an amount equal to the Cure Amount and (ii) with respect to the LTV Covenant, Consolidated Total Net Debt shall be reduced by the portion of the Cure Amount that is actually applied to prepay such Indebtedness; (b) if, after giving effect to the foregoing recalculation, the Borrower and its Restricted Subsidiaries shall then be in compliance with the applicable Financial Maintenance Covenant(s), the Borrower and its Restricted Subsidiaries shall be deemed to have satisfied the requirements of the applicable Financial Maintenance Covenant(s) as of the relevant date of determination with the same effect as though there had been no failure to comply therewith at such date, and the applicable breach or default of the applicable Financial Maintenance Covenant(s) that had occurred shall be deemed cured for the purposes of this Agreement; (c) upon the Administrative Agent’s receipt of a written notice from the Borrower that the Borrower intends to exercise the Cure Right (a “Notice of Intent to Cure”), until the fifteenth Business Day following the date on which financial statements for the fiscal quarter to which such Notice of Intent to Cure relates are required to be delivered pursuant to Section 5.01(a) or (b)(i), as applicable, neither the Administrative Agent (nor any sub-agent therefor) nor any Lender shall exercise any right to accelerate the Loans or terminate the Revolving Commitments, and none of the Administrative Agent (nor any sub-agent therefor) nor any Lender or Secured Party shall exercise any right to foreclose on or take 185 US-DOCS\115047431.4 possession of the Collateral or any other right or remedy under the Loan Documents solely on the basis of the relevant failure to comply with Section 6.13; (d) there shall be no pro forma or other reduction of the amount of Consolidated Total Net Debt (by netting or otherwise) by the amount of the applicable Cure Amount for purposes of determining compliance with Section 6.13(a) in the fiscal quarter in respect of which the Cure Right was exercised; provided that, any portion of such Cure Amount that is actually applied to repay Indebtedness or “netted” against such Indebtedness shall reduce Consolidated Total Net Debt in future Test Periods which include such fiscal quarter; (e) notwithstanding anything herein to the contrary, (i) in each four consecutive fiscal quarter period of the Borrower there shall be no more than two fiscal quarters in which the Cure Right is exercised, (ii) during the term of this Agreement, the Cure Right shall not be exercised more than five times and (iii) for purposes of this Section 7.02, the Cure Amount shall be no greater than the amount required for purposes of complying with the applicable Financial Maintenance Covenant(s). Notwithstanding any other provision in this Agreement to the contrary, during any Test Period in which any Cure Amount is included in the calculation of Consolidated EBITDA and/or Consolidated Cash EBITDA as a result of any exercise of the Cure Right, the Cure Amount received pursuant to any exercise of the Cure Right shall be (A) counted solely as an increase to Consolidated EBITDA and/or Consolidated Cash EBITDA for the purpose of determining compliance with the applicable Financial Maintenance Covenant(s) and (B) disregarded for purposes of determining the Available Equity Amount, any financial ratio-based conditions or provisions, Applicable Rate or any available basket under Article VI of this Agreement; and (f) no Revolving Lender, Swingline Lender or Issuing Bank shall make any Revolving Loan or Swingline Loan or to issue any Letter of Credit from and after such time as the Administrative Agent has received the Notice of Intent to Cure unless and until the Cure Amount is actually received by the Borrower. SECTION 7.03 Application of Proceeds. After the exercise of remedies provided for in Section 7.01, any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in accordance with Section 4.02 of the Collateral Agreement and/or the similar provisions in the other Security Documents. Notwithstanding the foregoing, Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth in Section 4.02 of the Collateral Agreement and/or the similar provisions in the other Security Documents. ARTICLE VIII THE ADMINISTRATIVE AGENT Each of the Lenders and the Issuing Banks hereby irrevocably appoints Owl Rock Capital Corporation to serve as Administrative Agent and Collateral Agent under the Loan Documents, and authorizes the Administrative Agent and Collateral Agent to execute, deliver and administer the Loan Documents and to take such actions and to exercise such powers as are delegated to the Administrative Agent and Collateral Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks, and none of Holdings, the 186 US-DOCS\115047431.4

Borrower or any other Loan Party shall have any rights as a third party beneficiary of any such provisions. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender or an Issuing Bank as any other Lender or Issuing Bank and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with Holdings, the Borrower or any other Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or the Issuing Banks. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or to exercise any discretionary power, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in the Loan Documents); provided that the Administrative Agent shall not be required to take any action that, in its opinion, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Holdings, the Borrower, any other Subsidiary or any other Affiliate of any of the foregoing that is communicated to or obtained by the Person serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith to be necessary, under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or willful misconduct (such absence to be presumed unless otherwise determined by a court of competent jurisdiction by a final and nonappealable judgment). The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by Holdings, the Borrower, a Lender or an Issuing Bank and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the existence, value, sufficiency or collectability of any Collateral or creation, perfection or priority of any Lien purported to be created by the Security Documents or (vi) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or satisfaction of any condition that expressly refers to the matters described therein being acceptable or satisfactory to the Administrative Agent. The Administrative Agent shall not be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. Notwithstanding anything herein to the contrary, the Administrative Agent shall not have any liability arising from any confirmation or determination of (x) the Revolving Exposure or the component amounts thereof, (y) the Effective Yield or (z) the terms and conditions of any Intercreditor Agreement. 187 US-DOCS\115047431.4

The Administrative Agent shall be entitled to rely, and shall not incur any liability for relying, upon any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person (including, if applicable, a Responsible Officer or Financial Officer of such Person). The Administrative Agent also may rely, and shall not incur any liability for relying, upon any statement made to it orally or by telephone and believed by it to be made by the proper Person (including, if applicable, a Financial Officer or a Responsible Officer of such Person), and may act upon any such statement prior to receipt of written confirmation thereof. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or an Issuing Bank, the Administrative Agent may presume that such condition is satisfactory to such Lender or Issuing Bank unless the Administrative Agent shall have received notice to the contrary from such Lender or Issuing Bank prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may perform any of and all its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of and all their duties and exercise their rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any subagents except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. The Administrative Agent may resign upon 30 days’ notice to the Lenders, the Issuing Banks and the Borrower. If the Administrative Agent becomes a Defaulting Lender or is an affiliate of a Defaulting Lender, the Administrative Agent may be removed as the Administrative Agent hereunder at the request of the Borrower or the Required Lenders, in each case, upon 30 days’ notice. Upon receipt of any such notice of resignation or upon such removal, the Required Lenders shall have the right, with the Borrower’s consent (unless an Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing), to appoint a successor, which shall be a commercial bank or trust company with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent meeting the qualifications above (the date upon which the retiring Administrative Agent is replaced, the “Resignation Effective Date”). If the Person serving as Administrative Agent is a Defaulting Lender or is an Affiliate of a Defaulting Lender, the Required Lenders and the Borrower may, to the extent permitted by applicable law, by notice in writing to such Person remove such Person as Administrative Agent and, with the consent of the Borrower, appoint a successor. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days (the “Removal Effective 188 US-DOCS\115047431.4

Date”), then such removal shall nonetheless become effective in accordance with such notice on the Removal Effective Date. With effect from the Resignation Effective Date or the Removal Effective Date (as applicable) (1) the retiring or removed Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except (i) that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed and (ii) with respect to any outstanding payment obligations) and (2) except for any indemnity payments or other amounts then owed to the retiring or removed Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders or the retiring Administrative Agent appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or removed) Administrative Agent (other than any rights to indemnity payments or other amounts owed to the retiring or removed Administrative Agent as of the Resignation Effective Date or the Removal Effective Date, as applicable), and the retiring or removed Administrative Agent shall be discharged from all of its duties and obligations hereunder and under the other Loan Documents as set forth in this Section. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring or removed Administrative Agent’s resignation or removal hereunder and under the other Loan Documents, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring or removed Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (i) while the retiring or removed Administrative Agent was acting as Administrative Agent or (ii) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including (a) acting as Collateral Agent or otherwise holding any collateral security on behalf of any of the Lenders, (b) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent and (c) in respect of the matters referred to under clause (1) above. Notwithstanding anything to the contrary herein, no Disqualified Lender may be appointed as a successor Administrative Agent without the consent of the Borrower. Each Lender and each Issuing Bank acknowledges that it has, independently and without reliance upon the Administrative Agent, any Joint Bookrunner, any Joint Lead Arranger or any other Lender or any Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent, any Joint Bookrunner, any Joint Lead Arranger or any other Lender or any Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Each Lender, by delivering its signature page to this Agreement and funding its Loans on the Effective Date, or delivering its signature page to an Assignment and Assumption or Incremental Facility Amendment pursuant to which it shall become a Lender hereunder, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document 189 US-DOCS\115047431.4 required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Effective Date. Except with respect to the exercise of setoff rights of any Lender in accordance with Section 9.08 or with respect to a Lender’s right to file a proof of claim in an insolvency proceeding, no Secured Party shall have any right individually to realize upon any of the Collateral or to enforce any Guarantee of the Secured Obligations, it being understood and agreed that all powers, rights and remedies under the Loan Documents may be exercised solely by the Administrative Agent on behalf of the Secured Parties in accordance with the terms thereof. In the event of a foreclosure by the Administrative Agent on any of the Collateral pursuant to a public or private sale or other disposition, the Administrative Agent or any Lender may be the purchaser or licensor of any or all of such Collateral at any such sale or other disposition, and the Administrative Agent, as agent for and representative of the Secured Parties (but not any Lender or Lenders in its or their respective individual capacities unless the Required Lenders shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Loan Document Obligations as a credit on account of the purchase price for any collateral payable by the Administrative Agent on behalf of the Secured Parties at such sale or other disposition. Each Secured Party, whether or not a party hereto, will be deemed, by its acceptance of the benefits of the Collateral and of the Guarantees of the Secured Obligations, to have agreed to the provisions of this Article, Section 9.15 and Section 9.17. In furtherance of the foregoing and not in limitation thereof, no Swap Agreement or Cash Management Services the obligations under or in respect of which constitute Secured Obligations will create (or be deemed to create) in favor of any Secured Party that is a party thereto any rights in connection with the management or release of any Collateral or of the obligations of any Loan Party under any Loan Document. By accepting the benefits of the Collateral, each Secured Party that is a party to any such Swap Agreement or a provider of such Cash Management Services shall be deemed to have appointed the Administrative Agent and the Collateral Agent to serve as administrative agent and collateral agent under the Loan Documents and agreed to be bound by the Loan Documents as a Secured Party thereunder, subject to the limitations set forth in this paragraph. Each of the Lenders, Issuing Banks and other Secured Parties irrevocably authorizes and directs the Administrative Agent and the Collateral Agent to, and the Administrative Agent and Collateral Agent, as applicable, shall (a) release and terminate, or to confirm or evidence any automatic release and termination of, any Guarantees and Liens created under the Loan Documents as provided in Section 9.15 or in any other Security Document and (b) subordinate, at the request of the Borrower, any Lien on any property granted to or held by the Collateral Agent under any Security Document to the holder of any Lien on such property that is permitted by Section 6.02(iv) or Section 6.02(xxii). In case of the pendency of any proceeding with respect to any Loan Party under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, the Administrative Agent (irrespective of whether the principal of any Loan or any LC Disbursement shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, LC Exposure and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the Issuing Banks and the Administrative Agent (including any claim under Section 2.12, 190 US-DOCS\115047431.4

Section 2.13, Section 2.15, Section 2.16, Section 2.17 and Section 9.03) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such proceeding is hereby authorized by each Lender, each Issuing Bank and each other Secured Party to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, the Issuing Banks or the other Secured Parties, to pay to the Administrative Agent any amount due to it, in its capacity as the Administrative Agent, under the Loan Documents (including under Section 9.03). Notwithstanding anything herein to the contrary, neither any Joint Bookrunner nor any Person named on the cover page of this Agreement as a Joint Lead Arranger, Joint Bookrunner, Documentation Agent or a Syndication Agent shall have any duties or obligations under this Agreement or any other Loan Document (except in its capacity, as applicable, as a Lender or an Issuing Bank), but all such Persons shall have the benefit of the indemnities provided for hereunder, including under Section 9.03, fully as if named as an indemnitee or indemnified person therein and irrespective of whether the indemnified losses, claims, damages, liabilities and/or related expenses arise out of, in connection with or as a result of matters arising prior to, on or after the effective date of any Loan Document. To the extent required by any applicable Requirements of Law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. Without limiting or expanding the provisions of Section 2.17, each Lender shall indemnify the Administrative Agent against, and shall make payable in respect thereof within 30 days after demand therefor, any and all Taxes and any and all related losses, claims, liabilities and expenses (including fees, charges and disbursements of any counsel for the Administrative Agent) incurred by or asserted against the Administrative Agent by the IRS or any other Governmental Authority as a result of the failure of the Administrative Agent to properly withhold tax from amounts paid to or for the account of any Lender for any reason (including, without limitation, because the appropriate form was not delivered or not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstance that rendered the exemption from, or reduction of withholding tax ineffective, or because such Lender’s failure to comply with the provisions of Section 9.04 relating to the maintenance of a Participant Register), but in each case only to the extent that any Loan Party has not already indemnified the Administrative Agent for such amounts and without limiting the obligation of the Loan Parties to do so. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under this Agreement or any other Loan Document against any amount due the Administrative Agent under this paragraph. The agreements in this paragraph shall survive the resignation and/or replacement of the Administrative Agent, any assignment of rights by, or the replacement of, a Lender and the repayment, satisfaction or discharge of all other obligations under any Loan Document. Each Lender and other Secured Party hereby appoints the Administrative Agent and Collateral Agent to act as its agent under and in connection with the relevant Security Documents and the Intercreditor Agreements. 191 US-DOCS\115047431.4

All provisions of this Article VIII applicable to the Administrative Agent shall apply to the Collateral Agent and the Collateral Agent shall be entitled to all the benefits and indemnities applicable to the Administrative Agent under this Agreement. ARTICLE IX MISCELLANEOUS SECTION 9.01 Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, e-mail or other electronic transmission, as follows: (a) If to Holdings or the Borrower, to, Norvax, LLC, 214 West Huron Street, Chicago, IL 60654, Attention: General Counsel, Email: BBurd@gohealth.com, with copies to, which such copies shall not constitute notice, (i) Centerbridge Partners, L.P., 375 Park Avenue, 12th Floor, New York, NY 10152, Attention: Heather Lamberton, Email: hlamberton@centerbridge.com or legalnotices@centerbridge.com and Simpson Thacher & Bartlett, LLP, 425 Lexington Avenue, Floor 26, New York, NY 10017, Attention: Brian M. Steinhardt, Email: bsteinhardt@stblaw.com; (b) If to the Administrative Agent, Owl Rock Capital Corporation, 399 Park Avenue, 38th Floor, New York, NY 10022, Attention: Bryan Cole, Email: accounting@owlrock.com and adminagent@owlrock.com, with a copy to, which such copy shall not constitute notice, Latham & Watkins LLP, 355 South Grand Avenue, Suite 100, Los Angeles, CA 90071, Attention: Josh Holt, Email: josh.holt@lw.com; (c) if to any Issuing Bank, to it at its address (or fax number or email address) most recently specified by it in a notice delivered to the Administrative Agent and the Borrower (or, in the absence of any such notice, to the address (or fax number or email address) set forth in the Administrative Questionnaire of the Lender that is serving as such Issuing Bank or is an Affiliate thereof); (d) if to the Swingline Lender, to it at its address (or fax number or email address) most recently specified by it in a notice delivered to the Administrative Agent and the Borrower (or, in the absence of any such notice, to the address (or fax number or email address) set forth in the Administrative Questionnaire of the Lender that is serving as the Swingline Lender or is an Affiliate thereof); and (e) if to any other Lender, to it at its address (or fax number or email address) set forth in its Administrative Questionnaire. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax or other electronic transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Holdings and the Borrower may change their address, email or facsimile number for notices and other communications hereunder by notice to the Administrative Agent, the Administrative Agent may change its address, email or facsimile number for notices and other communications hereunder by notice to Holdings and the Borrower and the Lenders may change their address, email or facsimile number for notices and other communications hereunder by notice to the Administrative Agent. Notices and other communications to the Lenders and the Issuing Banks hereunder may also be delivered or furnished by 192 US-DOCS\115047431.4 electronic transmission (including email and Internet or intranet websites) pursuant to procedures reasonably approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or Issuing Bank pursuant to Article II if such Lender or Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic transmission. SECTION 9.02 Waivers; Amendments. (a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance, amendment, renewal or extension of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances. (b) Except as otherwise set forth in this Agreement, including as provided in Section 2.20 with respect to any Incremental Facilities and Section 2.24 with respect to any Loan Modification Agreement, neither any Loan Document nor any provision thereof may be waived, amended or modified except, in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by Holdings, the Borrower and the Required Lenders (with a copy to the Administrative Agent) or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Loan Party or Loan Parties that are party thereto, in each case with the consent of the Required Lenders, provided that no such agreement shall: (i) without the written consent of each Lender directly and adversely affected thereby: (A) increase the Commitment of any Lender (it being understood that a waiver of any condition precedent set forth in Section 4.02 or the waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute an extension or increase of any Commitment of any Lender), (B) reduce or forgive any portion of the principal amount of any Loan or LC Disbursement (it being understood that a waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute a reduction in principal) or reduce the rate of interest thereon or forgive any interest thereon, or reduce or forgive any fees payable hereunder (it being understood that any change to the definition of any ratio used in the calculation of the interest rate or fees therein or in the component definitions thereof shall not constitute a reduction or forgiveness of interest or fees), provided that only the consent of the Required Lenders 193 US-DOCS\115047431.4 shall be necessary to waive any obligation of the Borrower to pay default interest pursuant to Section 2.13(d), (C) postpone the final maturity date of any Loan (it being understood that a waiver of any Default, Event of Default, mandatory prepayment or mandatory reduction of the Commitments shall not constitute a postponement of any maturity date), or the date of any scheduled amortization payment of the principal amount of any Loan under Section 2.10 or the applicable Incremental Facility Amendment, or the reimbursement date with respect to any LC Disbursement, or any date for the payment of any interest or fees payable hereunder, or postpone the scheduled date of expiration of any Commitment; (D) waive, amend or modify (i) Section 7.03 or (ii) Section 4.02 of the Collateral Agreement in a manner that would by its terms alter the order of application of proceeds; or (E) waive, amend or modify any provision of Section 2.11(e), Section 2.11(f), Section 2.11(g) or Section 2.18 in any manner that would alter the pro rata sharing of payments or other amounts required thereby, provided that, any amendment, modification or waiver contemplated in clause (i) above shall only require the consent of the Lenders directly and adversely affected thereby and not the Required Lenders or any other Majority in Interest of Lenders of any Class of Loans or Commitments, (ii) reduce the percentages set forth in the definition of “Required Lenders” or consent to the assignment or transfer by the Borrower of its rights and obligations under any Loan Document to which it is a party (except as permitted by Section 6.03), in each case, without the written consent of each Lender, (iii) reduce the percentages specified in the definition of “Required Revolving Lenders” or in the definition of “Majority in Interest” without the written consent of each Revolving Lender or each Lender of the applicable Class, (iv) release all or substantially all the value of the Guarantees under the Guarantee Agreement (except as expressly provided in the Loan Documents), without the written consent of each Lender, (v) release all or substantially all the Collateral securing the Secured Obligations pursuant to the Security Documents, (except as expressly provided in the Loan Documents) without the written consent of each Lender, and (vi) amend, modify or otherwise affect the rights or duties of the Administrative Agent or any Issuing Bank or the Swingline Lender without the prior written consent of the Administrative Agent or such Issuing Bank or the Swingline Lender, as the case may be; . provided, further, that (A) any waiver, amendment or modification of this Agreement that by its terms affects the rights or duties under this Agreement of Lenders holding Loans or Commitments of a particular Class (but not the Lenders holding Loans or Commitments of any other Class) may be effected by an agreement or agreements in writing entered into by Holdings, the Borrower and the requisite percentage in interest of the affected Class of Lenders that would be 194 US-DOCS\115047431.4 required to consent thereto under this Section if such Class of Lenders were the only Class of Lenders hereunder at the time, (B) this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (i) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents (and to the extent such credit facilities are secured by Liens on the Collateral on an equal priority basis (but without regard to control of remedies) with the Liens on the Collateral securing the Secured Obligations, to share ratably in prepayments with such Loans) and (ii) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders on substantially the same basis as the Lenders prior to such inclusion, (C) this Agreement and other Loan Documents may be amended or supplemented by an agreement or agreements in writing entered into by the Administrative Agent and the Borrower or any other Loan Party to which such agreement or agreements is to apply, without the need to obtain the consent of any Lender, to include “parallel debt” or similar provisions, and any authorizations or granting of powers by the Lenders and the other Secured Parties in favor of the Administrative Agent, in each case required to create in favor of the Administrative Agent any security interest contemplated to be created under this Agreement, or to perfect any such security interest, where the Administrative Agent shall have been advised by its counsel that such provisions are necessary or advisable under local law for such purpose (with the Borrower hereby agreeing to, and to cause its subsidiaries to, enter into any such agreement or agreements upon reasonable request of the Administrative Agent promptly upon such request), (D) upon notice thereof by the Borrower to the Administrative Agent with respect to the inclusion of any previously absent covenant or other provision, this Agreement shall be amended by an agreement in writing entered into by the Borrower and the Administrative Agent without the need to obtain the consent of any Lender to include such covenant or other provision on the date of the incurrence of the applicable Indebtedness to the extent required by the terms of such definition or section and (E) the Borrower and the Administrative Agent may, without the input or consent of the other Lenders, effect changes to this Agreement that are necessary and appropriate to provide the amendments contemplated by each of Section 1.04(c) (so long as the Lenders shall have received prior written notice of such amendment). Notwithstanding anything to the contrary contained in this Section 9.02, this Agreement, the Loan Documents and any guarantees, collateral security documents and related documents executed by Restricted Subsidiaries in connection with this Agreement may be in a form reasonably determined by the Administrative Agent and may be, together with this Agreement, amended, supplemented and waived with the consent of the Administrative Agent at the request of the Borrower without the need to obtain the consent of any Lender if such amendment, supplement or waiver is delivered in order (i) to comply with local Requirements of Law or advice of local counsel, (ii) to cure ambiguities inconsistencies, omissions, errors, mistakes or defects or (iii) to cause such guarantee, collateral security document or other document to be consistent with this Agreement and the other Loan Documents. (c) In connection with any proposed amendment, modification, waiver or termination (a “Proposed Change”) requiring the consent of all Lenders (or all Lenders of a Class) or all directly and adversely affected Lenders (or all directly and adversely affected Lenders of a Class), if the consent of the Required Lenders (or a Majority in Interest of the applicable Class) to such Proposed Change is obtained, but the consent to such Proposed Change of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in paragraph (b) of this Section being referred to as a “Non-Consenting Lender”), then, so long as the Administrative Agent is not a Non-Consenting Lender, the Borrower may, at their sole expense and effort, upon notice to such Non-Consenting Lender and the Administrative Agent, (x) terminate the applicable Commitments of such Lender, and repay all obligations of the Borrower owing to such Lender relating to the applicable Loans and participations held 195 US-DOCS\115047431.4 by such Lender as of such termination date or (y) require such Non-Consenting Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment), provided that (a) in the case of clause (y) above, the Borrower shall have received the prior written consent of the Administrative Agent to the extent such consent would be required under Section 9.04(b) for an assignment of Loans or Commitments, as applicable (and, if a Revolving Commitment is being assigned, each Issuing Bank and the Swingline Lender), which consent shall not unreasonably be withheld, (b) such Non-Consenting Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts (including any amounts under Section 2.11(a)), payable to it hereunder from the Borrower or Eligible Assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (c) in the case of clause (y) above, unless waived, the Borrower or such Eligible Assignee shall have paid to the Administrative Agent the processing and recordation fee specified in Section 9.04(b)(ii). Notwithstanding anything herein to the contrary, each party hereto agrees that any assignment pursuant to the terms of this Section 9.02(c) may be effected pursuant to an Assignment and Assumption executed by Holdings, the Borrower, the Administrative Agent and the assignee and that the Non-Consenting Lender making such assignment need not be a party thereto. (d) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, the Revolving Commitments, Term Loans and Revolving Exposure of any Lender that is at the time a Defaulting Lender shall not have any voting or approval rights under the Loan Documents and shall be excluded in determining whether all Lenders (or all Lenders of a Class), all affected Lenders (or all affected Lenders of a Class) or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to this Section 9.02); provided that any waiver, amendment or modification requiring the consent of all Lenders (or all Lenders of a Class) or all affected Lenders (or all affected Lenders of a Class) that affects any Defaulting Lender more adversely than other affected Lenders shall require the consent of such Defaulting Lender. (e) [Reserved]. (f) Notwithstanding anything in this Section 9.02 to the contrary, (i) technical and conforming modifications to the Loan Documents may be made with the consent of the Borrower and the Administrative Agent (and no other Person) to the extent necessary (A) to integrate any Incremental Facilities, Other Revolving Loans or Other Term Loans, (B) to integrate or make administrative modifications with respect to borrowing and issuances of Letters of Credit, (C) to integrate any terms or conditions from any Incremental Facility Amendment that are more restrictive than this Agreement in accordance with Section 2.20(f) and (D) to make any amendments permitted by Section 2.14(b) (iii) without the consent of any Lender or Issuing Bank, the Loan Parties and the Administrative Agent, the Collateral Agent or any collateral agent may (in their respective sole discretion, or shall, to the extent required by any Loan Document) enter into (x) any amendment, modification or waiver of any Loan Document, or enter into any new agreement or instrument, to effect the granting, perfection, protection, expansion or enhancement of any security interest in any Collateral or additional property to become Collateral for the benefit of the Secured Parties or as required by local law to give effect to, or protect any security interest for benefit of the Secured Parties, in any property or so that the security interests therein comply with applicable law or this Agreement or in each case to otherwise enhance the rights or benefits of any Lender under any Loan Document or (y) any applicable Intercreditor Agreement, in each case with the holders of Indebtedness permitted by this Agreement to be secured by Liens on the Collateral. Without limitation of the foregoing, the Administrative Agent and the Borrower may, without the consent 196 US-DOCS\115047431.4 of any Lenders, (I) increase the interest rates (including any interest rate margins or interest rate floors), fees and other amounts payable to any Class or Classes of Lenders hereunder, (II) increase, expand and/or extend the call protection provisions and any “most favored nation” provisions benefiting any Class or Classes of Lenders hereunder (including, for the avoidance of doubt, the provisions of Sections 2.11(a) and 2.20(b)(iv) hereof) and/or (III) modify any other provision hereunder or under any other Loan Document in a manner more favorable to the then-existing Lenders or Class or Classes of Lenders, in each case in connection with the incurrence of any Incremental Facilities or other Indebtedness permitted hereunder, where the terms of any such Incremental Facilities or other Indebtedness are more favorable to the lenders thereof than the corresponding terms applicable to other Loans or Commitments then existing hereunder, and it is intended that one or more then-existing Classes of Loans or Commitments under this Agreement share in the benefit of such more favorable terms in order to comply with the provisions hereof relating to the incurrence of such Incremental Facilities or other Indebtedness. In addition, the Administrative Agent and the Borrower may, in connection with any increase to or refinancing of any Term Facility, enter into such modifications or amendments to this Agreement as shall be necessary to ensure the Initial Term Loans, 2020 Incremental Term Loans and/or 20202021 Incremental Term Loans, as applicable, are held by Lenders in the same relative portions as immediately prior to such increase or refinancing. SECTION 9.03 Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay, if the Effective Date occurs, (i) all reasonable and documented or invoiced out of pocket expenses incurred by the Agents, the Joint Lead Arrangers, the Joint Bookrunners, and their respective Affiliates (without duplication), including the reasonable fees, charges and disbursements of Latham & Watkins LLP and to the extent reasonably determined by the Administrative Agent to be necessary one local counsel in each applicable jurisdiction and of such other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed), in each case for the Agents, the Joint Lead Arrangers and the Joint Bookrunners in connection with the structuring, arrangement or syndication of the credit facilities provided for herein, the preparation, execution, delivery or administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof and (ii) all reasonable and documented or invoiced out-of-pocket expenses incurred by the Agents, the Joint Lead Arrangers and their respective Affiliates, including the reasonable and documented or invoiced fees, charges and disbursements of counsel for the Agents and of such other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed) in connection with the enforcement or protection of their rights in connection with the Loan Documents, including their rights under this Section; provided that such counsel shall be limited to one counsel for the Agents, taken as a whole, such other counsel retained with the Borrower’s consent (such consent not to be unreasonably withheld or delayed) and, if necessary, (x) one local counsel in each applicable jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) and (y) a single firm of regulatory counsel. (b) The Borrower shall indemnify the Administrative Agent, the Swingline Lender, any Issuing Bank, the Joint Lead Arrangers, the Joint Bookrunners, each other Agent, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Person”) against, and hold each Indemnified Person harmless from, any and all losses, claims, damages and liabilities (collectively, the “Losses”) of any kind or nature, and subject to the limitations set forth below, with respect to legal fees and expenses, the reasonable and documented or invoiced out-of-pocket fees and expenses, joint or several, to which any of the Indemnified Persons becomes subject, in each case to the extent of any such Losses and related expenses to the extent arising out of, resulting from, or in connection with any action, claim, litigation, investigation or other proceeding relating to (i) any Loan or Commitment, the Transactions or the execution, delivery, enforcement, performance and administration 197 US-DOCS\115047431.4 of this Agreement, the other Loan Documents and any such other documents or the use of the proceeds of the Loans or Letters of Credit or (ii) the structuring, arrangement or syndication of the credit facilities provided for herein, the preparation, execution, delivery or administration of this Agreement and the other Loan Documents or any other agreement or instrument contemplated hereby or thereby or any amendments, modifications or waivers of, or enforcement of, the provisions hereof or thereof, the performance by the parties to the Loan Documents of their respective obligations hereunder or thereunder and the consummation of the Transactions or any other transactions contemplated hereby or thereby (including any inquiry or investigation of the foregoing (any of the foregoing, a “Proceeding”)) (regardless of whether such Indemnified Person is a party thereto or whether or not such Proceeding was brought by the Borrower, its equity holders, Affiliates or creditors or any other third person) and shall reimburse each such Indemnified Person promptly for any reasonable and documented or invoiced out-of-pocket fees and expenses incurred in connection with investigating, responding to or defending any of the foregoing (which in the case of legal fees shall be limited to the reasonable and documented or invoiced out-of-pocket fees, expenses, disbursements and other charges of a single firm of counsel for all Indemnified Parties, taken as a whole and, to the extent necessary, (x) a single firm of local counsel in each appropriate local jurisdiction (which may include a single firm of special counsel acting in multiple jurisdictions) and (y) a single firm of regulatory counsel for all Indemnified Persons taken as a whole (and, solely in the case of an actual or perceived conflict of interest where the Indemnified Person affected by such conflict notifies the Borrower of any existence of such conflict and in connection with the investigating, responding to or defending any of the foregoing has retained its own counsel, of one other firm of primary, local or regulatory counsel (as applicable) for such affected Indemnified Person)); provided that the foregoing indemnity will not, as to any Indemnified Person, apply to Losses or related expenses to the extent that they have resulted from (i) the willful misconduct, bad faith or gross negligence of such Indemnified Person or any of such Indemnified Person’s Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision), (ii) a material breach of the obligations under the Loan Documents by, any Indemnified Person or its Related Parties (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (iii) any Proceeding that does not arise from any act or omission by Holdings, the Borrower or any Related Party and that is brought by any Indemnified Person against another Indemnified Person; provided that the Administrative Agent, the Joint Lead Arrangers, the Joint Lead Bookrunners and the other Agents, to the extent fulfilling their respective roles as an agent or arranger hereunder and in their capacities as such, shall remain indemnified in respect of such a Proceeding, to the extent that none of the exceptions set forth in any of clauses (i) or (ii) of the immediately preceding proviso apply to such Person at such time. (c) To the extent that Holdings or the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any other Agent (or any sub-agent thereof), the Swingline Lender, any Issuing Bank, the Joint Lead Arrangers or the Joint Bookrunners, or any Related Party of the Administrative Agent, the Swingline Lender, any Issuing Bank, the Joint Lead Arrangers, the Joint Bookrunners or any other Agent under paragraph (a) or (b) of this Section, and without limiting Holdings’ or the Borrower’s obligation to do so, each Lender severally agrees to pay to the Administrative Agent or any other Agent (or any sub-agent thereof), the Swingline Lender, such Issuing Bank, the Joint Lead Arrangers or the Joint Bookrunners or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or any other Agent (or any sub-agent thereof), the Swingline Lender, such Issuing Bank, the Joint Lead Arrangers or the Joint Bookrunners, or against any Related Party of the Administrative Agent acting for the Administrative Agent, the Swingline Lender, such Issuing Bank, the Joint Lead Arrangers or the Joint Bookrunners in connection with such capacity. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the aggregate Revolving Exposures, 198 US-DOCS\115047431.4 outstanding Loans and unused Commitments at the time. The obligations of the Lenders under this paragraph (c) are subject to the last sentence of Section 2.02(a) (which shall apply mutatis mutandis to the Lenders’ obligations under this paragraph (c)). (d) To the fullest extent permitted by applicable Requirements of Law, (i) neither Holdings nor the Borrower shall assert, or permit any of their Affiliates or Related Parties to assert any claim against any Indemnified Person for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), provided that such indemnity shall not, as to any Indemnified Person, be available to the extent that such damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or willful misconduct of, or a material breach of the Loan Documents by, such Indemnified Person or its Related Parties and (ii) neither Holdings, the Borrower, or any Indemnified Person shall assert, or permit any of their Affiliates or Related Parties to assert any claim, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof. (e) All amounts due under this Section shall be payable not later than 30 days (x) after written demand therefor, in the case of any indemnification obligations and (y) in the case of reimbursement of costs and expenses, after receipt by the Borrower of an invoice setting forth such costs and expenses in reasonable detail, together with backup documentation supporting the relevant reimbursement request; provided, however, that any Indemnified Person shall promptly refund or return an indemnification payment received hereunder to the extent that such Indemnified Person was not entitled to indemnification with respect to such payment pursuant to this Section 9.03. (f) For the avoidance of doubt, this Section 9.03 shall not apply to Taxes, except any Taxes that represent Losses arising from any non-Tax claims. SECTION 9.04 Successors and Assigns; Etc. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) except as provided in Section 6.03, the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the sub-agents of the Administrative Agent, the other Agents, any Indemnified Person, the Related Parties of each of the Agents, the Indemnified Persons, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) (i) Subject to the conditions set forth in clause (ii), any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent of (A) the Borrower (such consent not to be unreasonably withheld); provided that no consent of the Borrower shall be required for an assignment (1) by a Term Lender to any Term Lender or an Affiliate of any Term 199 US-DOCS\115047431.4

Lender, (2) by a Term Lender to an Approved Fund of any Term Lender, (3) by a Revolving Lender (I) to any other existing Revolving Lender or (II) to any Person that is an Affiliate of any Revolving Lender provided that such Person is at least as creditworthy as the Revolving Lender assigning its rights and obligations under this Agreement (each such Affiliate, a “Permitted Revolving Lender Affiliate Transferee”) or (4) if an Event of Default under Section 7.01(a), (b), (h) or (i) has occurred and is continuing with respect to the Borrower; provided further that the Borrower shall have the right to withhold its consent to any assignment if, in order for such assignment to comply with applicable law, Holdings or the Borrower would be required to obtain the consent of, or make any filing or registration with, any Governmental Authority, (B) the Administrative Agent (such consent not to be unreasonably withheld or delayed); provided that no consent of the Administrative Agent shall be required for an assignment of a Term Loan to an Affiliate or Approved Fund of any Term Lender or of a Revolving Commitment to any other existing Revolving Lender or to any Permitted Revolving Lender Affiliate Transferee and (C) each Issuing Bank and the Swingline Lender (such consent not to be unreasonably withheld or delayed); provided that no consent of any Issuing Bank or the Swingline Lender shall be required for an assignment of all or any portion of a Term Loan or Initial Term Loan Commitment. Notwithstanding anything in this Section 9.04 to the contrary, if any Person the consent of which is required by this paragraph with respect to any assignment of Term Loans has not given the Administrative Agent written notice of its objection to such assignment within 10 Business Days (after receipt of written notice to such Person, such Person shall be deemed to have consented to such assignment; provided, that this sentence shall not apply to the Borrower with respect to any assignment of Revolving Commitments and/or Revolving Loans. (ii) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the trade date specified in the Assignment and Assumption with respect to such assignment or, if no trade date is so specified, as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than in the case of a Revolving Loan or Revolving Commitment, $1,000,000 (and integral multiples of $1,000,000 in excess thereof) or, in the case of a Term Loan $1,000,000 (and integral multiples of $1,000,000 in excess thereof), unless the Borrower and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld or delayed), (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this subclause (B) shall not be construed to prohibit assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans, (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption (which shall include a representation by the assignee that it is not a Disqualified Lender or an Affiliate of a Disqualified Lender (so long as the list of Disqualified Lenders (other than any Person that is a Disqualified Lender pursuant to clause (iii)(y) and (z) of the definition thereof) has been made available to all Lenders party to such assignment following the reasonable written request therefore with such written request being concurrently delivered to the Borrower)), together (unless waived by the Administrative Agent) with a processing and recordation fee of $3,500, provided that assignments made pursuant to Section 2.19, Section 2.24(h) or Section 9.02(c) shall not require the signature of the assigning Lender to become effective; provided further that such recordation fee shall not be payable in the case of assignments of Term Loans to or by any Joint Bookrunner or Affiliate thereof in connection with the primary syndication thereof or pursuant to arrangements directly related to such primary syndication contemplated as of the Effective Date, (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent any tax 200 US-DOCS\115047431.4

forms required by Section 2.17(e), all “know your customer” documents requested by the Administrative Agent pursuant to anti-money laundering rules and regulations, including, but not limited to, the USA PATRIOT Act, and an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Borrower, the other Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws, (E) no assignment of any Loans, Commitments or any obligations in respect of LC Exposure or Swingline Exposure may be made to Holdings, the Borrower or any Subsidiary or Affiliate thereof, and (F) unless the Borrower otherwise consents, no assignment of all of the Revolving Commitment of a Lender that is also an Issuing Bank or Swingline Lender may be made unless the assignee shall be or become an Issuing Bank and/or a Swingline Lender, as applicable, and assume a ratable portion of the rights and obligations of such assignor in its capacity as an Issuing Bank and/or a Swingline Lender. (iii) Subject to acceptance and recording thereof pursuant to clause (v) of this paragraph (b), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of (subject to the obligations and limitations of) Sections 2.15, 2.16, 2.17 and 9.03 and to any fees payable hereunder that have accrued for such Lender’s account but have not yet been paid). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 9.04(c)(i). (iv) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal and stated interest amounts of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and Holdings, the Borrower, the Administrative Agent, each Issuing Bank and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. In addition, the Administrative Agent shall maintain on the Register information regarding the designation, and revocation of designation, of any Lender as a Defaulting Lender. The Register shall be available for inspection by Holdings, the Borrower and, solely with respect to its Loans or Commitments, any Lender, at any reasonable time and from time to time upon reasonable prior written notice. Notwithstanding the foregoing, in no event shall the Administrative Agent be obligated to ascertain, monitor or inquire as to whether any Lender is a Disqualified Lender (or affiliates of Disqualified Lenders), nor shall the Administrative Agent be (x) obligated to monitor the aggregate amount of the Loans or Incremental Facilities held by Disqualified Lenders (or affiliates of Disqualified Lenders) or (y) be liable for any assignment to Disqualified Lenders or other assignees in violation of this Credit Agreement. 201 US-DOCS\115047431.4

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire and any tax forms required by Section 2.17(e) (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this paragraph (b) and any written consent to such assignment required by this paragraph (b), the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph (b). (vi) The words “execution,” “signed,” “signature” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act. (c) (i) Any Lender may, without the consent of Holdings, the Borrower or the Administrative Agent, sell participations to one or more banks or other Persons (other than to a Person that is not an Eligible Assignee; provided that for the purposes of this provision, Disqualified Lenders shall be deemed to be Eligible Assignees unless a list of Disqualified Lenders (other than any Person that is a Disqualified Lender pursuant to clause (iii)(y) and (z) of the definition thereof) has been made available to all Lenders party to such participation and following the reasonable written request therefor) (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitments and Loans of any Class); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) Holdings, the Borrower, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that directly and adversely affects such Participant. Subject to clause (ii) below, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 (subject to the obligations and limitations thereof, it being understood that any tax forms required by Section 2.17(e) shall be provided to the Lender) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender, provided that such Participant shall be subject to Section 2.18(c) as though it were a Lender. (ii) No Participant shall be entitled to receive any greater payment under Section 2.15, 2.16 or 2.17 than the participating Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed) expressly acknowledging that such Participant’s entitlement to benefits under Section 2.15, 2.16 or 2.17 is not limited to what the participating Lender would have been entitled to receive absent the participation. 202 US-DOCS\115047431.4

(iii) Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal and stated interest amounts of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such obligation is in registered form under Section 5f.103-1(c) or Proposed Section 1.163-5(b) of the United States Treasury Regulations (or, in each case, any amended or successor version). The entries in the Participant Register shall be conclusive (absent manifest error), and each Person whose name is recorded in the Participant Register pursuant to the terms hereof shall be treated as a Participant for all purposes of this Agreement, notwithstanding notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (d) Any Lender may, without the consent of the Borrower or the Administrative Agent, at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or other central bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (e) In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent or any Lender hereunder (and interest accrued thereon) and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under applicable law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (f) Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Lender”) may grant to a special purpose funding vehicle (an “SPV”), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPV to make any Loan and (ii) if an SPV elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPV hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPV shall be liable for any indemnity or similar payment 203 US-DOCS\115047431.4 obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPV, such party will not institute against, or join any other person in instituting against, such SPV any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPV may (i) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender or to any financial institutions (consented to by the Borrower and Administrative Agent) providing liquidity or credit support to or for the account of such SPV to support the funding or maintenance of Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPV. (g) (i) In the event of any assignment or participation by a Lender without the Borrower’s consent or deemed consent (if applicable) (A) to any Disqualified Lender or (B) to the extent the Borrower’s consent is required under this Section 9.04, to any other Person, the Borrower shall be entitled at their sole expense and effort to seek specific performance to unwind any such assignment or participation in addition to injunctive relief (without posting a bond or presenting evidence of irreparable harm) or any other remedies available to the Borrower at law or in equity in respect of such assignor or assignee; it being understood and agreed that Holdings, the Borrower and their respective subsidiaries will suffer irreparable harm if any Lender breaches any obligation under this Section 9.04 as it relates to any assignment, participation or pledge of any Loan or Commitment to any Disqualified Lender or any other Person to whom the Borrower’s consent is required but not obtained (or has not been deemed consented to). Upon the request of any Lender or as otherwise required herein, the Administrative Agent shall make available to such Lender the list of Disqualified Lenders at the relevant time and such Lender may provide the list to any potential assignee or participant on a confidential basis in accordance with Section 9.12 for the purpose of verifying whether such Person is a Disqualified Lender. For the avoidance of doubt, the Administrative Agent shall not have any responsibility or liability for monitoring the list or identities of, or enforcing provisions relating to, Disqualified Lenders. (ii) If any assignment or participation under this Section 9.04 is made to any Affiliate of any Disqualified Lender (other than any Competitor Debt Fund Affiliate) without the Borrower’s prior written consent or deemed consent (any such person, a “Disqualified Person”), then, such assignment shall not be null and void, but the Borrower may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (A) terminate any Commitment of such Disqualified Person and repay all obligations of the Borrower owing to such Disqualified Person, (B) in the case of any outstanding Term Loans, held by such Disqualified Person, purchase such Term Loans by paying the amount that such Disqualified Person paid to acquire such Term Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder and/or (C) require that such Disqualified Person assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees; provided that (I) in the case of clause (B), the applicable Disqualified Person has received payment of an amount equal to the lesser of (1) par and (2) the amount that such Disqualified Person paid for the applicable Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Borrower, (II) in the case of clauses (A) and (B), the Borrower shall be liable to the relevant Disqualified Person under Section 2.16 if any Eurocurrency Loan owing to such Disqualified Person is repaid or purchased other than on the 204 US-DOCS\115047431.4 last day of the Interest Period relating thereto and (III) in the case of clause (C), the relevant assignment shall otherwise comply with this Section 9.04 (except that no registration and processing fee required under this Section 9.04 shall be required with any assignment pursuant to this paragraph). Nothing in this Section 9.04(h) shall be deemed to prejudice any right or remedy that the Borrower may otherwise have at law or equity. For the avoidance of doubt, the Administrative Agent shall not have any responsibility or liability for monitoring the identities of, or enforcing provisions relating to, Disqualified Persons. (h) Upon the cancellation or retirement of any Loans pursuant to this Section 9.04, (A) the aggregate principal amount (calculated on the face amount thereof) shall be deemed reduced by the full par value of the aggregate principal amount of the Term Loans so retired or cancelled and (B) the Administrative Agent shall record such cancellation or retirement in the Register. (i) Notwithstanding anything to the contrary contained herein any Issuing Bank may, upon 30 days’ notice to the Borrower and the Lenders, resign as an Issuing Bank; provided that on or prior to the expiration of such 30-day period with respect to such resignation, such Issuing Bank shall have identified, in consultation with the Borrower, a successor Issuing Bank willing to accept its appointment as successor Issuing Bank. Such successor Issuing Bank shall become a party to this Agreement as an Issuing Bank and shall assume the resigning Issuing Bank’s Applicable LC Fronting Sublimit and its obligation to issue additional Letters of Credit in accordance with the terms of this Agreement. In the event of any such resignation of an Issuing Bank, the Borrower shall be entitled to appoint from among the Lenders willing to accept such appointment a successor Issuing Bank hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of the relevant Issuing Bank, as the case may be. If an Issuing Bank resigns as an Issuing Bank, it shall retain all the rights and obligations of an Issuing Bank hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as an Issuing Bank and all obligations (solely with respect to such Issuing Bank’s LC Commitment) with respect thereto (including the right to require the Lenders to make ABR Loans or Swingline Loans pursuant to Section 2.05(f) or fund risk participations the amount of LC Disbursements made by such Issuing Bank and not reimbursed). (j) Norvax shall have no rights or obligations as a Borrower hereunder until the consummation of the Merger, respectively, and any representations and warranties of Norvax hereunder shall not become effective until such time. Upon consummation of the Acquisition, the signature pages to this Agreement and the other Loan Documents submitted on behalf of Norvax, shall be deemed released, and upon consummation of the Merger, Norvax shall succeed to all the rights and obligations of Merger Sub under this Agreement, and all representations and warranties of the Norvax shall become effective as of the time of consummation of the Merger, without any further action by any Person. SECTION 9.05 Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to any Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated 205 US-DOCS\115047431.4 hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof. Notwithstanding the foregoing or anything else to the contrary set forth in this Agreement or any other Loan Document, in the event that, in connection with the refinancing or repayment in full of the credit facilities provided for herein, an Issuing Bank shall have provided to the Administrative Agent a written consent to the release of the Revolving Lenders from their obligations hereunder with respect to any Letter of Credit issued by such Issuing Bank (whether as a result of the obligations of the Borrower (and any other account party) in respect of such Letter of Credit having been collateralized in full by a deposit of cash with such Issuing Bank or being supported by a letter of credit that names such Issuing Bank as the beneficiary thereunder, or otherwise), then from and after such time such Letter of Credit shall cease to be a “Letter of Credit” outstanding hereunder for all purposes of this Agreement and the other Loan Documents, and the Revolving Lenders shall be deemed to have no participations in such Letter of Credit, and no obligations with respect thereto, under Section 2.05(e) or (f). SECTION 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, the Fee Letter and any separate letter agreements with respect to fees payable to the Agents or the syndication of the Loans and Commitments constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic means shall be effective as delivery of an original counterpart of this Agreement. SECTION 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. SECTION 9.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) or other amounts at any time held and other obligations (in whatever currency) at any time then due and owing by such Lender or such Issuing Bank, to or for the credit or the account of Holdings or the Borrower against any of and all the obligations of Holdings or the Borrower then due and owing under this Agreement held by such Lender or Issuing Bank, irrespective of whether or not such Lender or Issuing Bank shall have made any demand under this Agreement and although such obligations are owed to a branch or office of such Lender or Issuing Bank different from the branch or office holding such deposit or obligated on such indebtedness. The applicable Lender and applicable Issuing Bank shall notify the Borrower and the Administrative Agent of such setoff and application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 9.08. The rights of each Lender and each Issuing Bank, under this Section 9.08 are in addition to other rights and remedies (including 206 US-DOCS\115047431.4 other rights of setoff) that such Lender, such Issuing Bank may have. Notwithstanding the foregoing, no amount setoff from any Guarantor shall be applied to any Excluded Swap Obligation of such Guarantor. SECTION 9.09 Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York; provided, that, notwithstanding the governing law provisions of the Loan Documents, it is understood and agreed that (i) the interpretation of the definition of “Material Adverse Effect” (and whether or not a Material Adverse Effect (as defined in the Merger Agreement) has occurred), (ii) the determination of the accuracy of any Specified Merger Agreement Representation and whether as a result of any inaccuracy thereof either the Borrower or its applicable affiliate has the right to terminate its obligations under the Merger Agreement or to decline to consummate the Merger and (iii) the determination of whether the Merger has been consummated in accordance with the terms of the Merger Agreement and, in any case, claims or disputes arising out of any such interpretation or determination or any aspect thereof shall, in each case, be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. (b) Each of parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in any Loan Document shall affect any right that the Administrative Agent, any Issuing Bank, the Collateral Agent or any Lender may otherwise have to bring any action or proceeding relating to any Loan Document against Holdings, the Borrower or their respective properties in the courts of any jurisdiction. (c) Each of parties hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to any Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in any Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. SECTION 9.10 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR 207 US-DOCS\115047431.4

OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. SECTION 9.11 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9.12 Confidentiality. (a) Each of the Administrative Agent, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its and its Affiliates’ directors, officers, employees, trustees and agents, including accountants, legal counsel and other agents and advisors (collectively, the “Representatives”) on a “need to know” basis solely in connection with the transactions contemplated hereby (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential and any failure of such Persons to comply with this Section 9.12 shall constitute a breach of this Section 9.12 by the Administrative Agent, the relevant Issuing Bank or the relevant Lender, as applicable); provided, that unless the Borrower otherwise consents, no such disclosure shall be made by the Administrative Agent, the Issuing Bank any Lender or any Affiliate or Representative thereof to any Affiliate or Representative of the Administrative Agent, any Issuing Bank or any Lender that is a Disqualified Lender, (ii) (x) to the extent requested by any regulatory authority, required by applicable law or by any subpoena or similar legal process or (y) necessary in connection with the exercise of remedies; provided that, (A) in each case, unless specifically prohibited by applicable law or court order, each Lender and the Administrative Agent shall promptly notify the Borrower of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency or other routine examinations of such Lender by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information and (B) in the case of clause (y) only, each Lender and the Administrative Agent shall use reasonable best efforts to ensure that such Information is kept confidential in connection with the exercise of such remedies, and provided, further, that in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished by Holdings, the Borrower or any of their Subsidiaries, (iii) to any other party to this Agreement, (iv) subject to an acknowledgment and acceptance by the relevant recipient that such Information is being disseminated on a confidential basis (on substantially similar terms to those of this Section or as otherwise reasonably acceptable to the Borrower and the Administrative Agent), to (x) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or prospective Participant in, any of its rights or obligations under this Agreement or (y) any direct or indirect contractual counterparty to any Swap Agreement relating to any Loan Party or their Subsidiaries and its obligations under the Loan Documents, (v) with the consent of the Borrower, in the case of Information provided by Holdings, the Borrower or any other Subsidiary or (vi) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than Holdings or the Borrower. In addition, the Agents and the Lenders may disclose the existence of this Agreement, the amount of the Credit Facilities, the Effective Date and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry, and service providers to the Agents and the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments and the Borrowings hereunder. For the 208 US-DOCS\115047431.4 purposes of this Section, “Information” means all information received from Holdings or the Borrower relating to Holdings, the Borrower, any Subsidiary or their business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by Holdings or the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. (b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING HOLDINGS, THE BORROWER, THE LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. (c) ALL INFORMATION, INCLUDING REQUESTS FOR WAIVERS AND AMENDMENTS FURNISHED BY THE BORROWER OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT, WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT HOLDINGS, THE BORROWER, THE OTHER LOAN PARTIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. SECTION 9.13 USA Patriot Act. Each Lender and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies each Loan Party that pursuant to the requirements of Title III of the USA Patriot Act and the Beneficial Ownership Regulation, it is required to obtain, verify and record information that identifies each Loan Party, which information includes the name and address of such Loan Party and other information that will allow such Lender or Administrative Agent, as applicable, to identify each Loan Party in accordance with the Title III of the USA Patriot Act and the Beneficial Ownership Regulation. SECTION 9.14 Judgment Currency. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given. (b) The obligations of the Borrower in respect of any sum due to any party hereto or any holder of any obligation owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, 209 US-DOCS\115047431.4

the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrower under this Section shall survive the termination of this Agreement and the payment of all other amounts owing hereunder. SECTION 9.15 Release of Liens and Guarantees. A Subsidiary Loan Party shall automatically be released from its obligations under the Loan Documents, and all security interests created by the Security Documents in Collateral owned by such Subsidiary Loan Party shall be released, (1) automatically upon the consummation of any single transaction or related series of transactions permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Restricted Subsidiary (including pursuant to a merger with a Subsidiary that is not a Loan Party or a designation as an Unrestricted Subsidiary), or (2) upon notice by the Borrower to the Administrative Agent, if a Subsidiary Loan Party becomes an Excluded Subsidiary, including, in connection with a transaction permitted under this Agreement, the result of which such Subsidiary Loan Party ceases to be a wholly-owned Subsidiary as contemplated by the definition of “Excluded Subsidiary”; provided that a Subsidiary Loan Party shall not be released from the Guarantee in connection with a de minimis transfer of Equity Interests in such Subsidiary Loan Party if there is no bona fide business purpose for each transfer of Equity Interests and such transfer of Equity Interests is intended solely to obtain a release of the Guarantee, in each case as determined in good faith by the Borrower. The security interests in any applicable Collateral created by the Security Documents or any applicable Guarantee shall be released, (i) automatically upon any sale or other transfer as part of or in connection with a Disposition by any Loan Party (other than to Holdings, the Borrower or any other Loan Party) of any Collateral in a transaction permitted under this Agreement, (ii) upon notice by the Borrower to the Administrative Agent, if any property granted to or held by the Administrative Agent under any Loan Documents does not constitute (or ceases to constitute) Collateral, including by becoming an Excluded Asset or (iii) upon the effectiveness of any written consent to the release of the Lien or security interest created under any Security Document in any Collateral or the release of any Loan Party from its Guarantee under the Guarantee Agreement pursuant to Section 9.02. Upon the occurrence of the Termination Date, all obligations under the Loan Documents (other than obligations that by their terms survive the termination of the Loan Documents) and all security interests created by the Security Documents shall be automatically released. In connection with any termination or release pursuant to this Section or in connection with any subordination of its interest as required by Article VIII, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent. The Lenders irrevocably authorize the Administrative Agent to release or subordinate any Lien on any property granted to or held by the Administrative Agent or the Collateral Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 6.02(ii), 6.02(iv), 6.02(v), 6.02(vi), 6.02(vii), 6.02(viii), 6.02(xi), 6.02(xii), 6.02(xiii), 6.02(xiv), 6.02(xv), 6.02(xvi), 6.02(xvii), 6.02(xviii), 6.02(xxi), 6.02(xxii), 6.02(xxiii), 6.02(xxv), 6.02(xxvi), 6.02(xxvii), 6.02(xxviii), 6.02(xxix), 6.02(xxxi), 6.02(xxxiv), or 6.02(xxxv) in each case, to the extent required by the terms of the obligations secured by such Liens pursuant to documents reasonably acceptable to the Administrative Agent. SECTION 9.16 No Fiduciary Relationship. Each of Holdings and the Borrower, on behalf of itself and its Subsidiaries, agrees that in connection with all aspects of the transactions contemplated hereby and any communications in connection therewith, Holdings, the Borrower, the other Subsidiaries and their Affiliates, on the one hand, and the Administrative Agent, the Agents, the Lenders and their 210 US-DOCS\115047431.4 respective Affiliates, and Agents and their Affiliates on the other hand, will have a business relationship that does not create, by implication or otherwise, any fiduciary duty on the part of the Administrative Agent, the Lenders or their Affiliates, and no such duty will be deemed to have arisen in connection with any such transactions or communications. SECTION 9.17 Permitted Intercreditor Agreements. (a) Each of the Lenders, the Issuing Banks and the other Secured Parties acknowledges that obligations of the Borrower and the Guarantors under any Incremental Equivalent Debt, any Ratio Indebtedness, any Acquisition Debt, any Permitted Equal Priority Refinancing Debt and any Permitted Junior Priority Refinancing Debt may be secured by Liens on assets of the Borrower and the Guarantors that constitute Collateral. Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably authorizes and directs each of the Administrative Agent and the Collateral Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party and the Administrative Agent and the Collateral Agent agree (to the extent consistent with the standards set forth in the definition of “Intercreditor Agreements”, as applicable) to so execute, (i) from time to time upon the request of the Borrower, in connection with the establishment, incurrence, amendment, refinancing or replacement of any such Indebtedness, any applicable Intercreditor Agreement (it being understood that each of the Administrative Agent and the Collateral Agent is hereby authorized and directed to determine the terms and conditions of any such Intercreditor Agreement as contemplated by, and subject to the provisions of, the definition of the terms “Intercreditor Agreement”), and (ii) any documents relating thereto. (b) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably (i) consents to the treatment of Liens to be provided for under the Intercreditor Agreements, (ii) agrees that, upon the execution and delivery thereof, such Secured Party will be bound by the provisions of any Intercreditor Agreement as if it were a signatory thereto and will take no actions contrary to the provisions of any Intercreditor Agreement, (iii) agrees that no Secured Party shall have any right of action whatsoever against the Administrative Agent or the Collateral Agent as a result of any action taken by the Administrative Agent or the Collateral Agent pursuant to this Section or in accordance with the terms of any Intercreditor Agreement and (iv) authorizes and directs each of the Administrative Agent and the Collateral Agent to carry out the provisions and intent of each such document. (c) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs each of the Administrative Agent and the Collateral Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or other action by such Secured Party, any amendments, supplements or other modifications of any Intercreditor Agreement that the Borrower may from time to time request (i) to give effect to any establishment, incurrence, amendment, extension, renewal, Refinancing or replacement of any Incremental Equivalent Debt, any Ratio Indebtedness, any Acquisition Debt, any Permitted Equal Priority Refinancing Debt and any Permitted Junior Priority Refinancing Debt, (ii) to confirm for any party that such Intercreditor Agreement is effective and binding upon the Administrative Agent or the Collateral Agent, as applicable, on behalf of the Secured Parties or (iii) to effect any other amendment, supplement or modification so long as the resulting agreement would constitute an Intercreditor Agreement if executed at such time as a new agreement. (d) Each of the Lenders, the Issuing Banks and the other Secured Parties hereby irrevocably further authorizes and directs each of the Administrative Agent and the Collateral Agent to execute and deliver, in each case on behalf of such Secured Party and without any further consent, authorization or 211 US-DOCS\115047431.4 other action by such Secured Party, any amendments, supplements or other modifications of any Security Document to add or remove any legend that may be required pursuant to any Intercreditor Agreement. (e) Each of the Administrative Agent and the Collateral Agent shall have the benefit of the provisions of Article VIII with respect to all actions taken by it pursuant to this Section or in accordance with the terms of any Intercreditor Agreement to the full extent thereof. SECTION 9.18 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or Issuing Bank that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. SECTION 9.19 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, that electronic signatures from Lenders (including assignees) delivered pursuant to procedures in effect on the site maintained by the Administrative Agent with respect to the Credit Facilities as of the Effective Date shall be acceptable to the Administrative Agent. For the avoidance of doubt, delivery of an executed counterpart of a signature page by facsimile or other electronic imaging means (e.g. “.pdf” or “.tif”) shall 212 US-DOCS\115047431.4 be effective as delivery of a manually executed counterpart, and shall not be considered an electronic signature. SECTION 9.20 Other Agents and Arrangers. None of the Lenders or other Persons identified on the facing page or signature pages of this Agreement as a “syndication agent,” “documentation agent”, “joint lead arranger,” or “joint bookrunner” shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders or other Persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. SECTION 9.21 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable so as to exempt from the prohibitions of ERISA Section 406 and Code Section 4975 such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, Borrower, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) 213 US-DOCS\115047431.4 represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) acknowledges, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and the Joint Lead Arrangers and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, the Joint Lead Arrangers or any of their respective Affiliates (A) is or will be a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent or the Joint Lead Arrangers under this Agreement, any Loan Document or any documents related hereto or thereto) or (B) is undertaking to provide investment advice to such Lender in connection with the transactions contemplated hereby. SECTION 9.22 Acknowledgment Regarding Any Supported QFCs. (a) To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States). (b) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. SECTION 9.23 Consummation of Merger. It is understood that notwithstanding the execution and delivery of signature pages by Norvax with respect to this Agreement and the other Loan Documents prior to the effectiveness of the Merger, Norvax shall not be deemed to be a party to this Agreement or any other Loan Document until the consummation of the Merger. Upon consummation of the Merger, this Section 9.23 shall be of no further force or effect. [Remainder of page intentionally left blank; signature pages follow] 214 US-DOCS\115047431.4

215 US-DOCS\115047431.4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. BLIZZARD MIDCO, LLC., as Initial Holdings By: Name: Title: BLIZZARD MERGER SUB., as the Borrower prior to the consummation of the Merger By: Name: Title: NORVAX, LLC., after giving effect to the Merger, as the Borrower By: Name: Title: [Signature Page to Credit Agreement] US-DOCS\115047431.4

OWL ROCK CAPITAL CORPORATION, as Administrative Agent and Collateral Agent By: Name: Title: [Signature Page to Credit Agreement] US-DOCS\115047431.4

[OWL ROCK CAPITAL CORPORATION], as Lender, Swingline Lender and Issuing Bank By: Name: Title: [Signature Page to Credit Agreement] US-DOCS\115047431.4

MIDCAP FINANCIAL TRUST, as Lender and Issuing Bank By: Name: Title: [Signature Page to Credit Agreement] US-DOCS\115047431.4

BENEFIT STREET PARTNERS L.L.C., as Lender By: Name: Title: [Signature Page to Credit Agreement] US-DOCS\115047431.4